[AMERICAN SKANDIA ADVISOR FUNDS LOGO]


American Skandia Advisor Funds, Inc.
ANNUAL REPORT TO SHAREHOLDERS

October 31, 2001


ASAF
American Skandia Advisor Funds


[GRAPHICS]


Investment Tools for Tomorrow

[AMERICAN SKANDIA ADVISOR FUNDS LOGO]


[GRAPHICS]


-   ASAF Founders International Small Capitalization Fund
-   ASAF PBHG Small-Cap Growth Fund
-   ASAF Gabelli Small-Cap Value Fund
-   ASAF American Century Strategic Balanced Fund
-   ASAF Federated High Yield Bond Fund
-   ASAF Alliance Growth Fund
-   ASAF Alliance Growth and Income Fund
-   ASAF Janus Overseas Growth Fund
-   ASAF Marsico Capital Growth Fund
-   ASAF Neuberger Berman Mid-Cap Growth Fund
-   ASAF Neuberger Berman Mid-Cap Value Fund
-   ASAF AIM International Equity Fund
-   ASAF Sanford Bernstein Managed Index 500 Fund
-   ASAF MFS Growth with Income Fund
-   ASAF Scudder Small-Cap Growth Fund
-   ASAF Alger All-Cap Growth Fund
-   ASAF Gabelli All-Cap Value Fund
-   ASAF INVESCO Technology Fund
-   ASAF Janus Mid-Cap Growth Fund
-   ASAF ProFund Managed OTC Fund
-   ASAF Alliance/Bernstein Growth + Value Fund
-   ASAF INVESCO Health Sciences Fund
-   ASAF Sanford Bernstein Core Value Fund
-   ASAF T. Rowe Price Tax Managed Fund
-   ASAF American Century International Growth Fund
-   ASAF Janus Capital Growth Fund
-   ASAF INVESCO Equity Income Fund
-   ASAF PIMCO Total Return Bond Fund
-   ASAF Money Market Fund


Table of Contents


AMERICAN SKANDIA ADVISOR FUNDS, INC.

     Performance Information ..............................................   1
     Schedules of Investment ..............................................  31
     Financial Statements ................................................. 102

AMERICAN SKANDIA MASTER TRUST

     Schedules of Investments ............................................. 167
     Financial Statements ................................................. 186

                                                                October 31, 2001

Dear Fellow Shareholder:

I'm certain that none of us will ever forget 2001. September 11 profoundly changed our lives as we witnessed the very first attacks of their kind on American soil. And our hearts remain with the families and friends of the victims of those atrocities.

Between the extreme market volatility of 2001 and the terrorist strikes in New York, the Washington D.C. area and Pennsylvania, we've witnessed significant market declines. For the first time in history, Wall Street closed for nearly an entire week. The impact was considerable for every single one of us.

American Skandia has also welcomed Fred Alger back from retirement. Fred lost his brother, along with much of his staff, in the World Trade Center attacks. MFS graciously agreed to temporarily handle the management of the ASAF Alger All-Cap Growth Fund while Fred re-built the firm.

It's both natural and right that every investor should have questions and concerns about the markets during such striking upheaval. And, once again, we've responded with the importance of taking the long view, sticking to the long-term approach. That approach has been the basis of American Skandia's business from the very beginning -- because it's far better to remain in the market than to be out of it. History has shown that those who do remain in the market with a properly diversified portfolio are ultimately better off.

But how do you choose the right investments? Selecting from the thousands of options available today is anything but easy. We're here to help. Think of us as a partner that continually monitors mutual fund managers, selecting proven performers in their asset class and style, and making those fund managers available to you through the American Skandia Advisor Funds. These managers aren't just leaders in their field. Their distinctive approaches to investing give you a broad range of investment choices.

In closing, we are very optimistic about the coming year as well as our plans for the future. And we value your continued confidence in us and genuinely invite you to contact us at any time with questions or comments.

Sincerely,

/s/ Wade A. Dokken
WADE A. DOKKEN
President and CEO
American Skandia, Inc.

This letter is authorized for use only with shareholders of the American Skandia Advisor Funds. The American Skandia Advisor Funds are distributed by American Skandia Marketing, Incorporated, located at One Corporate Drive, Shelton, CT 06484. 1-800-SKANDIA.

Please refer to your prospectus, which contains more complete information on charges, expenses and risks. It should be read carefully before you invest or send money.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

PERFORMANCE INFORMATION AND COMMENTARY
--------------------------------------------------------------------------------

     The following pages present information on the investment performance of each Fund which had been in operation for at least six months at October 31, 2001, other than the Money Market Fund, including comparisons with relevant market indexes. Commentary by each Fund's sub-advisor regarding its performance and relevant market conditions is also provided.

DEFINITIONS OF TERMS

     TOTAL RETURN is net of all fund expenses and shows how the value of a fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

     NAV -- Net asset value is the value of a fund's assets, minus its liabilities, divided by the number of outstanding shares. NAV total returns do not reflect initial or contingent deferred sales charges.

     POP -- Public offering price is the net asset value of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP total returns shown for Class A shares reflect the 4.25% maximum sales charge on the Federated High Yield Bond and PIMCO Total Return Bond Funds, and the 5.75% maximum sales charge on all other Funds.

     CDSC -- Contingent deferred sales charge is a charge applied at the time of redemption, which declines the longer the shares have been held. CDSC total returns assume redemption at the end of the period. CDSC total returns for Class X shares reflect the crediting of bonus shares at the time of purchase.

EXPLANATIONS OF MARKET INDEXES

     S&P 500 INDEX -- The Standard & Poor's 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

     S&P 400 INDEX -- The Standard & Poor's Mid-Cap 400 Index is an unmanaged capitalization-weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $1.7 billion as of October 2000).

     RUSSELL 2000 INDEX -- The Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market.

     NASDAQ 100 INDEX -- The NASDAQ 100 Index is an unmanaged modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

     ML HIGH YIELD INDEX -- The Merrill Lynch High Yield Index is an unmanaged index of publicly traded non-convertible U.S. bonds rated below investment grade.

     LB AGGREGATE INDEX -- The Lehman Brothers Aggregate Bond Index is an unmanaged capitalization-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

     MSCI EAFE INDEX -- The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets.

     BLENDED INDEX -- The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities.

     All index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Founders International Small Capitalization Fund's Class A shares had a NAV total return of -44.61%, compared to the unmanaged MSCI EAFE Index's return of -24.93%.

Small-cap stocks do not typically provide a safe haven in unstable economic conditions, and this year was no exception. Throughout the year, several factors hindered performance. We began this fiscal period amid a confluence of negative events, including the "tech wreck," high interest rates, and still-high oil prices. We then saw a flight to liquidity, the failure of the European Central Bank (ECB) to lower interest rates despite the U.S. Federal Reserve Board's aggressive interest rate cuts, and weak foreign currencies. None of these events favored international small-cap growth stocks.

In response to the tragedies of September 11, Founders changed its view on the market. They had been waiting for an "event" as a catalyst for a market bottom. Unfortunately, it was the tragic events of September 11 that served as that event. Many foreign small-caps fell 50% while the U.S. market was closed, and Asian stocks fell to within 10% of their Asian crisis lows, presenting some buying opportunities.

Since January 2001, central banks around the world have cut interest rates 174 times, and Founders believes it appears likely that up to $100 billion in new spending could be approved by the U.S. Congress. Looking ahead, Founders is optimistic about the coming fiscal year's investment opportunities.

Small Capitalization Fund

                                                                FUND'S CLASS A SHARES AT POP             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9302.00                            9020.00
10/31/98                                                                   9704.00                            9890.00
10/31/99                                                                  12813.00                           12169.00
10/31/00                                                                  15637.00                           11819.00
10/31/01                                                                   8661.00                            8868.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -44.61%      -47.78%      -44.92%      -48.22%      -44.90%      -46.01%      -44.91%      -46.84%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97              -1.96%       -3.32%       -2.45%       -2.89%       -2.53%       -2.76%       -2.48%       -2.57%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF PBHG SMALL-CAP GROWTH FUND
(Formerly ASAF Janus Small-Cap Growth Fund)
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF PBHG Small-Cap Growth Fund's Class A shares had a NAV total return of -36.18%, compared to a return of -12.70% for the unmanaged Russell 2000 Index. During the period small-cap growth stocks, in which the Fund primarily invests, significantly underperformed small-cap value stocks.

Pilgrim Baxter & Associates replaced Janus Capital Corporation as sub-advisor to the Fund on September 17, 2001 and the name of the Fund changed to the ASAF PBHG Small-Cap Growth Fund. Pilgrim Baxter's management of the Fund combines two different equity investment styles, portfolios and managers. The goal is to build an overall portfolio that combines what the managers believe are the best small-cap aggressive growth stocks with strong small-cap growth stocks selling at reasonable prices.

Very few industries have been untouched by the slowdown in business activity over the past year. Furthermore, the events of September 11 accelerated uncertainty, interrupted normal business operations, and in all likelihood, magnified the pace of the economic decline. Pilgrim Baxter believes, however, that the Federal Reserve's aggressive monetary easing combined with fiscal policy stimuli will boost consumer and corporate demand. Looking ahead, they believe the markets are now beginning to anticipate a 2002 recovery in business conditions. Historically, this has been the time when small-cap growth portfolios provide strong investment results.

                                                                FUND'S CLASS A SHARES AT POP            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9368.00                           10496.00
10/31/98                                                                   8577.00                            9252.00
10/31/99                                                                  16107.00                           10818.00
10/31/00                                                                  16379.00                           12697.00
10/31/01                                                                  10452.00                           11095.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -36.18%      -39.87%      -36.52%      -40.33%      -36.50%      -37.76%      -36.52%      -38.75%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               2.46%        1.04%        1.95%        1.51%        1.97%        1.74%        1.95%        1.69%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF GABELLI SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Gabelli Small-Cap Value Fund's Class A shares had a NAV total return of 0.71%, compared with a return of -12.70% for the unmanaged Russell 2000 Index.

The tragic events of September 11, 2001 took their toll on small-cap stocks, which had been the strongest sector in a weak market through the first ten months of the fiscal year. Although the Russell 2000 was among the best performing major indexes for the fiscal year, small stocks fell sharply in September and only partially recovered in October. Gabelli views the small capitalization market as a research driven, stock picker's paradise. Unlike the large capitalization market, where most companies are followed by dozens of analysts, the small-cap market is largely unclaimed territory. Gabelli's analysts do in-depth research on small companies seeking those having a strong or dominant market share, a niche franchise in a growing or consolidating industry, and shareholder-sensitive management.

Right now Gabelli believes it is difficult to sort out all the economic and investment ramifications of the terrorist attacks and the free world's response. Even before the recent events the United States' economy was slipping into a recession and other major economies were following suit with a lag. They believe the domestic stimulus package, lower fuel prices, lower interest rates, and lower taxes should result in the U.S. economy leading the world out of a recession, again with a lag. This should be a good environment for small-cap stocks, which are usually more in tune with the domestic economy and less dependent on foreign operations.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9859.00                           10496.00
10/31/98                                                                   8367.00                            9252.00
10/31/99                                                                   8439.00                           10818.00
10/31/00                                                                  10295.00                           12697.00
10/31/01                                                                  10368.00                           11095.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                   0.71%       -5.12%        0.13%       -5.67%        0.13%       -1.88%        0.03%       -3.26%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               2.26%        0.85%        1.73%        1.29%        1.71%        1.47%        1.73%        1.66%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
--------------------------------------------------------------------------------

The ASAF American Century Strategic Balanced Fund's Class A shares had a NAV total return of -10.96% for the fiscal year ended October 31, 2001, compared to a return of -8.81% for the unmanaged blended benchmark index (60% S&P 500 Index, 40% Lehman Brothers Government/ Corporate Bond Index).

The equity market declined throughout the fiscal year, as corporate earnings slumped with the economy. High-valuation growth stocks were the hardest hit, particularly in the Technology and Telecommunications sectors. The poor performance of several of the largest stocks in the S&P 500 pulled the entire index down, masking some strong performances by relatively undervalued shares with slower earnings growth. The equity portion of the Fund's use of both growth and value measures helped limit the downside, as did the equity portfolio's slightly defensive positioning. Nonetheless, stocks were responsible for all of the Fund's negative return in what has been one of the most difficult investing environments in the last ten years. Stocks hit three-year lows in the wake of the September 11 terrorist attacks, but started to rally in late September as investors hoped fiscal and monetary stimulus would bring better days next year.

By contrast, bonds posted an impressive rally amid all the uncertainty, reaffirming the importance of maintaining a well-diversified, balanced portfolio. Big gains from the Fund's bond portfolio helped limit the negative impact of the stock allocation. U.S. government bonds led the rally as investors sought the safest debt, followed by corporates and mortgage-backed securities. The bond portion of the Fund tended to hold more mortgage-backed securities and high-quality corporate bonds during the period, and a smaller, though still substantial, allocation in Treasuries.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP              BLENDED INDEX
                                                                ----------------------------              -------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9416.00                            9860.00
10/31/98                                                                  10350.00                           11621.00
10/31/99                                                                  12327.00                           13305.00
10/31/00                                                                  12917.00                           14168.00
10/31/01                                                                  11502.00                           12704.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -10.96%      -16.07%      -11.44%      -16.71%      -11.44%      -13.19%      -11.38%      -14.43%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               4.78%        3.34%        4.21%        3.80%        4.21%        3.97%        4.21%        4.21%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF FEDERATED HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Federated High Yield Bond Fund's Class A shares had a NAV total return of -4.10%, underperforming the unmanaged Merrill Lynch High Yield Index, which returned 2.52%.

During the period, the high yield market was further impacted by the effects of a slowing economy on the capital markets. Defaults continued to increase, causing credit spreads to widen, as investors became increasingly risk averse. The high yield Telecommunications sector had a significant negative effect on the overall market, as defaults in the sector, operational disappointments, funding shortfalls and concerns over the "fiber-glut" took a toll on investor sentiment.

The Fund's underperformance, relative to the Merrill Lynch High Yield Index, was primarily due to its underweight in the higher rated BB Sector, and its modestly higher exposure to zero coupon step-up bonds. Typically, during a negative trend of a credit cycle, the yield on the underlying Treasury market will decline. Higher rated BB bonds are more highly correlated to the Treasury market than are B-rated bonds, and tend to outperform during periods of increased uncertainty. While defaults in the Fund increased during the year, the Fund's default rate remained lower than that of the overall high yield market. On the positive side, corporate tenders for positions in R&B Falcon and Collins & Aikman Floorcovering helped the Fund's performance. Other large holdings in Allied Waste, Charter Communications and Premier Parks also outperformed the market.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP           ML HIGH YIELD INDEX
                                                                ----------------------------           -------------------
7/28/97                                                                    9575.00                           10000.00
10/31/97                                                                   9554.00                           10215.00
10/31/98                                                                   9714.00                           10318.00
10/31/99                                                                  10267.00                           10825.00
10/31/00                                                                   9939.00                           10697.00
10/31/01                                                                   9535.00                           10973.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                  -4.10%       -8.22%       -4.58%       -9.79%       -4.58%       -6.39%       -4.59%       -7.41%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97              -0.11%       -1.11%       -0.60%       -0.93%       -0.61%       -0.84%       -0.62%       -0.53%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALLIANCE GROWTH FUND
--------------------------------------------------------------------------------

The ASAF Alliance Growth Fund's Class A shares had a NAV total return of -33.79% for the fiscal year ended October 31, 2001, compared to a return of -24.89% for the unmanaged S&P 500 Index.

The market trended lower and volatility remained high during the twelve months ending October 31, 2001, led by a weakening U.S. economy, continued cutbacks in capital spending, and widespread employee layoffs. The tragic attacks of September 11 took a negative toll on consumer confidence and created a new layer of uncertainty regarding the possibility and timing for a turn in corporate profits. Characterized by inventory excesses and a slowdown in global spending, technology and communication services stocks sold off as companies continued to guide earnings expectations downward. Traditionally defensive sectors such as Healthcare, Financial Services and Consumer Staples outperformed the broader market during the period. During this period when growth stocks significantly underperformed value, the Fund's growth orientation detracted from its performance relative to the Index.

Although Alliance expects market sentiment to continue to vacillate near-term, they believe that considerable fiscal stimulus has been injected into the pipeline of the U.S. economy and that signs of inventory stabilization are starting to emerge from a few management teams. Alliance has structured the Fund with what they believe are attractively priced quality growth securities exhibiting clearer forward visibility, in which they have the highest confidence in the quality of the fundamentals.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
12/31/97                                                                   9425.00                           10000.00
10/31/98                                                                   9840.00                           11463.00
10/31/99                                                                  12856.00                           14405.00
10/31/00                                                                  15357.00                           15280.00
10/31/01                                                                  10180.00                           11477.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -33.79%      -37.51%      -34.02%      -37.57%      -34.00%      -35.26%      -33.98%      -35.88%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 12/31/97              2.03%        0.47%        1.59%        0.89%        1.52%        1.25%        1.54%        1.28%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF ALLIANCE GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The ASAF Alliance Growth and Income Fund's Class A shares had a NAV total return of -7.16% for the fiscal year ended October 31, 2001, compared to a return of -24.89% for the unmanaged S&P 500 Index.

During the fiscal year, disappointing corporate fundamental performance and the especially high valuations of growth stocks conspired to drive stock prices lower especially in large benchmark names. While absolute Fund performance for the fiscal year was disappointing, the Fund's value orientation allowed it to substantially outperform the Index.

Corporate fundamental performance worsened significantly in the aftermath of the horrific tragedies perpetrated against the U.S. on September 11(th). In response, a formidable combination of fiscal and monetary policy initiatives has been mobilized to stabilize and stimulate economic activity. While Alliance expects the tension between government policy initiatives and still weak corporate performance to continue into the foreseeable future, they've become more confident about future corporate profit prospects. Longer term, they believe the key fundamental drivers that nurtured the bull market in U.S. equities for close to twenty years, i.e., high productivity, low inflation, low interest rates, globalization, and strong profit growth, remain intact.

Alliance reminds shareholders that adherence to their fundamental investment disciplines has served shareholders well over time. With Alliance's analysis arguing for a more conservative stance today, they have positioned the Fund accordingly. As always, as the opportunity set in the equity market reshapes itself they are prepared to adjust the portfolio in response.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
12/31/97                                                                   9425.00                           10000.00
10/31/98                                                                   9942.00                           11463.00
10/31/99                                                                  11704.00                           14405.00
10/31/00                                                                  13061.00                           15280.00
10/31/01                                                                  12126.00                           11477.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                  -7.16%      -12.50%       -7.65%      -12.98%       -7.59%       -9.41%       -7.60%      -10.59%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 12/31/97              6.79%        5.15%        6.32%        5.66%        6.30%        6.02%        6.28%        6.09%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS OVERSEAS GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Janus Overseas Growth Fund's Class A shares had a NAV total return of -40.46%, underperforming the unmanaged MSCI EAFE Index, which returned -24.93%.

Beyond the profound shock and sadness caused by the attacks of September 11, the impact on the economy, markets, specific industries, and companies has been similarly swift and severe. Well before this tragedy, however, the U.S. economy slowed substantially, pressuring corporate earnings across the globe and sending stocks lower from already-depressed levels. At the same time, continuous signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years. Finally, Latin America was beset by debt concerns in Argentina and an energy crisis in Brazil. Together, these trends sent markets lower nearly across the board in a slow but steady retreat. Detracting from the Fund's performance were declines in a number of its wireless telecommunications holdings, which have been shadowed by concerns over a slowdown in new subscriber growth and a shift in customer demand toward lower-margin prepaid services.

It is clear that the attacks of September 11 have made an already difficult and unclear situation more opaque. However, Janus believes there are many offsetting positives as well. They view equity valuations as generally very reasonable, particularly given the low interest rate environment. Going forward, Janus will continue to work to ensure that the fundamentals of the Fund's individual holdings remain sound and that the portfolio strikes a balance between containing downside risk and being poised for an eventual upturn in the equity markets.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
12/31/97                                                                   9425.00                           10000.00
10/31/98                                                                   9943.00                           10982.00
10/31/99                                                                  13242.00                           13511.00
10/31/00                                                                  16277.00                           13117.00
10/31/01                                                                   9692.00                            9848.00

                      AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -40.46%      -43.87%      -40.78%      -44.23%      -40.76%      -41.92%      -40.79%      -42.75%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 12/31/97              0.73%       -0.81%        0.22%       -0.55%        0.27%        0.01%        0.22%       -0.14%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF MARSICO CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

The ASAF Marsico Capital Growth Fund's Class A shares had a NAV total return of -30.03% for the fiscal year ended October 31, 2001, compared with a return of -24.89% for the unmanaged S&P 500 Index.

There were a variety of contributing factors to the Fund's performance shortfall as compared to the S&P 500 Index. Two of the primary detractors from performance were the Fund's positions in pharmaceutical and biotechnology companies. Marsico decided to substantially reduce the Fund's technology-related and telecommunications holdings during calendar year 2000. At the time, they believed the Healthcare sector in general offered a better investment alternative both in terms of profit outlooks and valuations. Their research suggested that -- on a historical basis -- healthcare-related companies tended to perform relatively well during periods when equity markets, and technology stocks in particular, were experiencing high levels of volatility and, in the aggregate, trending down. Drug stocks were under pressure throughout much of the year over potentially renewed political pressure on pricing.

Two additional areas of investment that detracted from the Fund's results were investments in consumer-related and energy companies. In the case of consumer-related positions, a substantial portion of the performance shortfall for the overall year occurred in September 2001. The terrorist attacks on September 11th were a catalyst for an initial sell-off in a variety of industries, including retailing, lodging, and leisure-related. With regard to energy, the Fund's performance was negatively affected last year by positions in companies such as Smith International, Calpine, and Schlumberger. In addition, the Fund's performance as compared to the S&P 500 was affected by industries that the Fund did not own that performed relatively well, particularly stocks of tobacco companies and regional banks.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
8/19/98                                                                    9425.00                           10000.00
10/31/98                                                                   9538.00                           10010.00
10/31/99                                                                  13752.00                           12620.00
10/31/00                                                                  15045.00                           13392.00
10/31/01                                                                  10527.00                           10048.00

                      AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -30.03%      -34.04%      -30.44%      -34.62%      -30.37%      -31.77%      -30.39%      -32.83%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 8/19/98               3.51%        1.62%        2.99%        2.11%        2.96%        2.64%        2.93%        2.56%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Neuberger Berman Mid-Cap Growth Fund's Class A shares had a NAV total return of -43.76%, compared with a return of -12.45% for the unmanaged S&P 400 Index. Mid-cap growth stocks significantly underperformed mid-cap value stocks. For the period, the unmanaged S&P Mid-Cap 400/BARRA Growth Index fell -26.93%.

Fund holdings in the Technology, Capital Goods, and Healthcare sectors suffered the largest declines. There were some bright spots, including specific holdings from the Consumer Cyclical and Healthcare sectors -- many of which were able to sustain strong earnings growth despite the slowing economy. Technology stocks were hit particularly hard in fiscal 2001, as both the economy and capital spending slowed and earnings visibility eroded investor confidence. Computer hardware companies were the first to feel the pinch, but software companies, which were thought to be less vulnerable to an economic downturn, also saw demand soften considerably.

Neuberger Berman believes there are several positive factors that will benefit the financial markets in the long-term. Increased government spending on rebuilding efforts and national defense, along with the Fed's aggressive action on interest rates have the potential to shore up economic growth, boost investor confidence and stabilize the stock market. Today, in their opinion, many high quality mid-cap growth stocks are selling at extraordinary attractive valuations. Neuberger Berman believes this sets the stage for a reversal of fortune when the economy regains momentum. Their strategy remains unchanged. They will continue to look for high quality companies -- as defined by predictability of earnings, frequency of positive earnings surprises, proven track records, and strategic growth plans.

                                                                FUND'S CLASS A SHARES AT POP              S&P 400 INDEX
                                                                ----------------------------              -------------
8/19/98                                                                    9425.00                           10000.00
10/31/98                                                                  11122.00                            9997.00
10/31/99                                                                  15440.00                           12082.00
10/31/00                                                                  22884.00                           15902.00
10/31/01                                                                  12870.00                           13912.00

                      AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -43.76%      -47.00%      -44.07%      -47.43%      -44.09%      -45.21%      -44.09%      -46.05%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 8/19/98              10.22%        8.20%        9.65%        8.88%        9.65%        9.31%        9.63%        9.46%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Neuberger Berman Mid-Cap Value Fund's Class A shares had a NAV total return of -8.39%, compared with a return of -12.45% for the unmanaged S&P 400 Index. The Fund's performance lagged the unmanaged S&P Mid-Cap 400/BARRA Value Index, which returned 3.12% for the period.

On an absolute basis, the Technology and Capital Goods sectors were the largest detractors from the Fund's total return. The Fund achieved positive relative and absolute performance in Consumer Cyclicals, Financials and Consumer Staples sectors. Technology was an area hard hit by the slowdown in the economy and capital spending. After strong returns in the late-1990's and early 2000, the tech sector was hit across the spectrum as its valuation bubble continued to deflate and the rapidly weakening economy exacerbated an already deteriorating earnings environment. Neuberger Berman's stock selection was strong, as portfolio holdings declined less than index components, though an overweight allocation had a negative impact on performance.

Neuberger Berman has recently been setting up the Fund to be strongly positioned for an economic rebound. While this has hurt short-term performance in some instances, as the horrific September 11th terrorist attacks delayed an economic recovery, it will hopefully prove to be fruitful over the long-term. They have pared back some of the Fund's better performing stocks, those they feel have reached their full potential, to make room for higher quality businesses with more attractive prices and more upside potential.

                                                                FUND'S CLASS A SHARES AT POP              S&P 400 INDEX
                                                                ----------------------------              -------------
8/19/98                                                                    9425.00                           10000.00
10/31/98                                                                   9642.00                            9997.00
10/31/99                                                                  10805.00                           12082.00
10/31/00                                                                  14096.00                           15902.00
10/31/01                                                                  12914.00                           13912.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                  -8.39%      -13.65%       -8.87%      -14.47%       -8.87%      -10.70%       -8.89%      -12.21%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 8/19/98              10.33%        8.31%        9.81%        9.04%        9.81%        9.47%        9.73%        9.57%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AIM INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The ASAF AIM International Equity Fund's Class A shares had a NAV total return of -30.76% for the fiscal year ended October 31, 2001, underperforming the return of -24.93% for the unmanaged MSCI EAFE Index.

The Fund's strong growth bias was reflected in its performance, as value stocks continued to outperform growth for this period. The Fund's underweight position and excellent stock picking in the Financials sector was the biggest positive contributor to performance. An underweight position in Telecommunication Services and solid stock selection in the Healthcare sector were also positives for the Fund's performance. Conversely, the Fund's overweight position in Technology contributed to poor performance, even though stock selection added value relative to the Index in this sector. Also, overweight positions and stock selection in the Consumer Discretionary and Energy sectors detracted from the overall performance for the fiscal year, as these sectors have continued to be under pressure.

Country allocation has remained about the same in the Fund. The Fund maintains its highest weighting in Europe and continues to hold a small weighting in Japan due to the country's political and economic weakness. AIM continues to maintain its investment discipline by looking for companies with strong earnings growth, even in this difficult period. They believe international markets offer opportunities for investing due to higher GDP growth forecasted in comparison to the U.S. and the lower valuations that international markets are trading at in comparison to the S&P 500.

                                                                FUND'S CLASS A SHARES AT POP             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
11/1/99                                                                   9425.00                            10000.00
10/31/00                                                                  8303.00                             9710.00
10/31/01                                                                  5749.00                             7290.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -30.76%      -34.76%      -31.29%      -35.41%      -31.36%      -32.74%      -31.29%      -33.69%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 11/1/99             -21.90%      -24.18%      -22.28%      -24.25%      -22.41%      -22.80%      -22.28%      -23.26%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Sanford Bernstein Managed Index 500 Fund's Class A shares had a NAV total return of -20.36%, outperforming the unmanaged S&P 500 Index, which returned -24.89%.

During the first half of the fiscal year, the Fund's value tilt was rewarded as the value recovery that began in March 2000 continued. As the relative attractiveness of value and growth stocks converged, Bernstein shifted the Fund's sector weightings closer to those of the S&P 500. While sector allocation was a positive, most of the Fund's outperformance over the year was driven by stock selection. In the Technology sector, the Fund benefited from stock selection and a modest underweight. The Fund focused on attractively valued technology companies that dominated their industry, have competitive cost structures, and have the financial strength to survive the severe industry downturn. Stock selection and a significant overweighting in the Energy sector through June were also positives.

Although Bernstein is currently finding a number of attractive valuations in the more cyclical market sectors, the Fund is positioned more defensively than the broad market. Given the weak outlook for the economy, Bernstein's research has led to overweightings in healthcare and consumer staples, and slight underweightings in technology and energy. Bernstein has also incorporated Alliance Capital's extensive research on growth stocks into its stock-selection process to supplement Bernstein's own value-oriented research. Like Bernstein, Alliance Capital has an independent research team with a long history of success, and Bernstein believes this additional research perspective should help reduce the Fund's tracking error and bolster performance.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
11/1/99                                                                   9425.00                            10000.00
10/31/00                                                                  9651.00                            10608.00
10/31/01                                                                  7687.00                             7967.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -20.36%      -24.97%      -20.74%      -26.29%      -20.74%      -22.47%      -20.94%      -24.51%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 11/1/99              -9.69%      -12.33%      -10.09%      -12.36%      -10.09%      -10.53%      -10.20%      -11.33%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF MFS GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

The ASAF MFS Growth with Income Fund's Class A shares had a NAV total return of -23.67% for the fiscal year ended October 31, 2001, compared with a return of -24.89% for the unmanaged S&P 500 Index.

All major equity indices were in negative territory for the 12-month period as investors sold aggressive assets in favor of more defensive investments, such as money markets and U.S. Treasury bonds. With an already weakening economy through the summer months, the tragic events of September 11 damaged the U.S. economy further. Very aggressive Federal Reserve easing and fiscal stimulus from the U.S. government were announced throughout the year, but these actions did little to prevent widespread losses in stocks.

The Fund's performance relative to the Index for the period was consistent with its strategy of offering a diversified investment portfolio that strives for solid long-term growth, while attempting to protect assets on the downside. While holdings in technology stocks detracted from total return, a consistent underweighting in technology stocks versus the Index helped performance significantly over the period. Overweight positions in defensive healthcare and financial services stocks also contributed positively to relative returns.

MFS believes it's fair to say that the market is likely to stay volatile in the near term. Given this environment they expect to remain overweighted in the more defensive areas such as healthcare, energy, and diversified financial services.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
11/1/99                                                                    9425.00                           10000.00
10/31/00                                                                  10113.00                           10608.00
10/31/01                                                                   7719.00                            7967.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -23.67%      -28.03%      -23.97%      -28.53%      -23.99%      -25.53%      -24.04%      -26.70%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 11/1/99              -9.50%      -12.14%       -9.89%      -12.17%       -9.94%      -10.39%       -9.89%      -11.02%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF SCUDDER SMALL-CAP GROWTH FUND
(Formerly ASAF Kemper Small-Cap Growth Fund)
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Scudder Small-Cap Growth Fund's Class A shares had a NAV total return of -43.19%, compared to a return of -12.70% for the unmanaged Russell 2000 Index.

During the fiscal year, small-cap growth stocks significantly underperformed value, as demonstrated by the return of -31.50% for the unmanaged Russell 2000/BARRA Growth Index. The bursting of the Internet/Dot.com bubble and global economic slowdown had a significant impact on certain technology and advertising spending. The perception of risk in the market rose causing the overall sell-off in stocks.

The Fund's Energy sector exposure, which was overweighted, contributed positively to relative performance. Stock selection in the Technology sector caused the Fund to lag. Holdings here were more software oriented. As the economy slowed and customers continued to scale back on capital spending, many of these firms' earnings fell short of analyst expectations. Many software companies book a significant portion of their revenues during the last several weeks of the quarter, so the tragic events of September 11, which put a virtual stop on business for many, were especially hard-hitting. Concerns about how these events may impact spending, caused many consumer discretionary stocks to lag as well.

Looking forward, consumer spending continues to be strong, interest rates are down and the U.S. government is expected to pass a broad stimulus package very soon. For the leaner, more efficient companies today, Scudder believes this means that the rebound in earnings in any economic upturn will be more pronounced.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
3/1/00                                                                    9425.00                            10000.00
10/31/00                                                                  7615.00                             8682.00
10/31/01                                                                  4328.00                             7577.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -43.19%      -46.44%      -43.53%      -48.88%      -43.41%      -44.85%      -43.48%      -47.43%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 3/1/00              -37.29%      -39.46%      -37.70%      -41.45%      -37.62%      -37.99%      -37.62%      -40.40%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALGER ALL-CAP GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Alger All-Cap Growth Fund's Class A shares had a NAV total return of -31.22%, underperforming the unmanaged S&P 500 Index, which returned -24.89%.

On September 17, 2001, Massachusetts Financial Services became interim Sub-Sub-Advisor for the Fund.

The period was an extraordinarily difficult one for equity markets. At the start of the period, the economy had already slowed dramatically and technology stocks were in a freefall. With the exception of brief recoveries in January and April, the markets trended steadily downward through early September, despite a stream of interest rate cuts by the Fed. Then on Tuesday, September the 11th, the horrific terrorist attacks in New York, Washington D.C. and Pennsylvania shook the world, as well as global markets. The inherent growth bias of the Fund detracted from relative performance during this period, when value stocks significantly outperformed growth. An overweighting in the weak Technology sector early in the period also negatively impacted the Fund returns.

Alger sees this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. The markets, the government and the public are slowly adjusting to a climate of threat, and as we become more adept at dealing with the new dangers, we will be less likely to succumb to fear and panic. Alger believes it likely that the markets have already bottomed, though there is certainly the possibility of having the lows retested. Overall, they think that the macroeconomic trend is extremely positive, particularly for mid-2002. Since the stock market tends to be a leading indicator of the economy, Alger is cautiously optimistic about upside potential.

[LINE GRAPH]

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
9/11/00                                                                   9425.00                            10000.00
10/31/00                                                                  8869.00                             9611.00
4/30/01                                                                   7148.00                             8452.00
10/31/01                                                                  6100.00                             7219.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -31.22%      -35.15%      -31.47%      -35.58%      -31.44%      -32.84%      -31.47%      -33.87%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 9/11/00             -31.80%      -35.26%      -32.08%      -35.07%      -31.98%      -32.58%      -32.08%      -33.57%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF GABELLI ALL-CAP VALUE FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Gabelli All-Cap Value Fund's Class A shares had a NAV total return of -10.25%, compared with a return of -24.89% for the unmanaged S&P 500 Index.

The Fund's emphasis on value stocks contributed significantly to its outperformance of the Index, as value stocks significantly outperformed growth stocks for the period. The Fund reflects Gabelli's fundamental bottom-up research philosophy and buy and hold investment style. Gabelli's analysts do in-depth research on their industry sectors, seeking companies with a strong or dominant market share, a franchise in a growing or consolidating industry, positive cash flow, and a shareholder-sensitive management team.

It has been a difficult year for equities as the high-tech and capital expenditure bubbles burst, followed by an economic slowdown that will almost certainly be declared an official recession. The slowdown in the US economy is being mirrored in most other economies with a lag. The terrorist attacks on September 11 make it even more difficult to sort out the economic and investment ramifications. The tragedy has not changed Gabelli's investment principles of looking at "normalized" cash flows, earnings and business values. The near-term outlook for some portfolio companies may have been negatively impacted, but their long-term prospects remain attractive in Gabelli's view.

Gabelli believes the US economy should be among the first to recover spurred by tax cuts, a stimulus package, a sharp increase in liquidity, lower fuel prices and lower interest rates. Additionally, reported profits in 2002 will benefit from the absence of goodwill amortization and lower write-offs.

[Comparison of Change in the Value Graph]

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
9/11/00                                                                    9425.00                           10000.00
10/31/00                                                                   9670.00                            9611.00
4/30/01                                                                   10144.00                            8452.00
10/31/01                                                                   8679.00                            7219.00

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -10.25%      -15.45%      -10.78%      -16.13%      -10.69%      -12.45%      -10.79%      -13.90%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 9/11/00              -7.00%      -11.72%       -7.48%      -11.56%       -7.48%       -8.29%       -7.57%       -9.60%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF INVESCO TECHNOLOGY FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF INVESCO Technology Fund's Class A shares had a NAV total return of -65.64%, which significantly underperformed the -24.89% return of the unmanaged S&P 500 Index.

The Fund's poor performance can primarily be attributed to its emphasis on technology stocks -- a sector that investors sold indiscriminately during the last year. The market's distaste for the Tech sector was a function of several developments. Most notable was the market's rationalization of valuations for tech stocks given the deteriorating economic environment. An increased aversion to risk and a growing appetite for more conservative investments also worked against the group. Among the sub-sectors that hurt the Fund's performance was the Telecommunications Equipment sub-sector, which saw a sharp deterioration in its fundamentals. Meanwhile, although few areas in the technology universe were able to defy the broad downturn, the Fund's more defensive holdings, specifically the computer services area and the transaction processing companies, performed well when compared to the declines endured by other sub-sectors. These groups enjoy a high degree of predictability in their earnings that investors look for during times of uncertainly.

By the end of the period, the Fund's investment portfolio was more concentrated than it was earlier this year. Throughout the period, INVESCO has gradually increased the Fund's exposure to companies that they believe possess strong balance sheets, and dominant or improving market positions. At the same time, they have reduced the Fund's exposure to holdings that they believe are not leaders in their respective markets or might be vulnerable should the economy or the technology industry undergo a protracted period of weakness.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
9/11/00                                                                   9425.00                            10000.00
10/31/00                                                                  8737.00                             9611.00
4/30/01                                                                   4739.00                             8452.00
10/31/01                                                                  2999.00                             7219.00

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -65.64%      -67.65%      -66.16%      -70.85%      -66.09%      -67.21%      -66.05%      -69.90%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 9/11/00             -63.44%      -65.32%      -64.00%      -67.98%      -63.90%      -64.21%      -63.90%      -67.08%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF JANUS MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Janus Mid-Cap Growth Fund's Class A shares had a NAV total return of -59.56%, which significantly underperformed the -12.45% for the unmanaged S&P 400 Index.

Without question, this was a difficult year for the aggressive growth sector of the market in which the Fund invests. Capital spending for telecommunications and technology equipment declined rapidly. The demise of countless "dot-coms" removed the sense of urgency felt by more traditional businesses to build a presence on the Web and they suddenly became much more cautious with their capital spending. The result was a dramatic decline in technology and telecommunications investment that ultimately spread across the entire economy. The tragedy of September 11 affected all of us in a profound way. The impact on the economy, markets, and specific industries and companies has been similarly swift and severe. While the U.S. economy was showing dismal signs of erosion, the attacks all but guaranteed a full-strength recession.

Looking forward, Janus believes there could well be more dark clouds on the horizon before the silver lining appears. Nevertheless, they feel more optimistic than in months, in large part because they are using the volatility in the market to opportunistically build positions in what they consider outstanding companies with rich business models at compelling prices.

                                                                FUND'S CLASS A SHARES AT POP              S&P 400 INDEX
                                                                ----------------------------              -------------
9/11/00                                                                   9425.00                            10000.00
10/31/00                                                                  9434.00                             9558.00
4/30/01                                                                   5779.00                             9425.00
10/31/01                                                                  3815.00                             8369.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                -59.56%      -61.88%      -59.68%      -62.10%      -59.72%      -60.52%      -59.78%      -61.19%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 9/11/00            -54.86%      -57.15%      -55.02%      -57.00%      -55.02%      -55.41%      -55.12%      -56.10%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF PROFUND MANAGED OTC FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF ProFund Managed OTC Fund's Class A shares had a NAV total return of -69.22%, compared to a return of -58.42% for the unmanaged NASDAQ 100 Index. The Fund is a passive leveraged index fund. The Fund seeks daily investment results, before fees and expenses, that correspond to 125% of the daily performance of the NASDAQ 100 Index.

On March 1, 2001 ProFund Advisors LLC replaced Rydex Global Advisors as the Fund's sub-advisor and the name of the Fund changed to the ASAF ProFund Managed OTC Fund.

All major equity indexes experienced negative returns for the period. The NASDAQ 100 Index, with its sizable exposure to the Technology sector, which declined dramatically, was particularly hard hit. In managing a passive index fund, ProFund Advisors does not speculate on the future direction of the NASDAQ 100 Index or any of the companies included in the NASDAQ 100 Index. Utilizing leverage, ProFund Advisors seeks to position the Fund every day to have 125% market exposure to the NASDAQ 100 Index.

ProFund Managed OTC Fund

                                                                FUND'S CLASS A SHARES AT POP             NASDAQ 100 INDEX
                                                                ----------------------------             ----------------
9/11/00                                                                   9425.00                            10000.00
10/31/00                                                                  7747.00                             8050.00
4/30/01                                                                   3610.00                             4551.00
10/31/01                                                                  2386.00                             3349.00

AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -69.22%      -70.98%      -69.34%      -74.16%      -69.43%      -70.52%      -69.31%      -73.35%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 9/11/00             -70.14%      -71.65%      -70.25%      -74.46%      -70.35%      -70.60%      -70.25%      -73.79%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND
--------------------------------------------------------------------------------

From its inception on March 1, 2001 through October 31, 2001, the ASAF Alliance/Bernstein Growth + Value Fund's Class A shares had a NAV total return of -4.10% compared to a return of -13.79% for the unmanaged S&P 500 Index. Both the growth and value portions of the Fund contributed to the Fund's outperformance during the period.

The Fund invests about half its assets in aggressive growth stocks selected by Alliance Capital and about half in deep value stocks selected by Bernstein, a unit of Alliance. The combination is intended to maximize performance due to stock selection, while reducing the Fund's overall risk.

In the growth portion of the Fund, Alliance has emphasized companies that it believes will meet earnings expectations during a weak economic environment. Within the Finance sector, the Fund's relative performance was boosted by overweight positions in firms that are positioned to benefit from falling interest rates. The Fund's relatively light exposure to the Technology sector also contributed to the Fund's outperformance. Partially offsetting these contributions to relative performance were the Fund's consumer-related holdings and Enron Corp., which suffered a severe price decline. In the value portion of the Fund, Bernstein has focused on low-priced companies in the finance, energy, industrial commodities, railroad and electric utility industries. Within the Finance sector, Bernstein's emphasis on consumer-oriented banks, insurers and thrifts contributed to the Fund's relative performance. Extremely low relative weights in the Technology and Telecommunications sectors also added to relative performance.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
3/1/01                                                                     9425.00                           10000.00
4/30/01                                                                   10141.00                            9906.00
10/31/01                                                                   9039.00                            8461.00

TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 3/1/01               -4.10%       -9.61%       -4.50%      -10.23%       -4.40%       -6.30%       -4.40%       -7.75%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).
 22

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF INVESCO HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

From its inception on March 1, 2001 through October 31, 2001, the ASAF INVESCO Health Sciences Fund's Class A shares had a NAV total return of 13.60%, significantly outperforming the unmanaged S&P 500 Index, which returned -13.79% for the period.

In general, healthcare stocks' inherently defensive posture and relative insulation from the broader market's volatility -- which was spurred by waning investor confidence, falling GDP growth rates, and, of course, the terrorist attacks of September 11 -- helped them evade the steep declines that many other equities experienced. The Fund also benefited from careful stock selection during such an uncertain period by focusing on healthcare stocks deemed the most capable of meeting earnings expectations. Typically, this approach led to firms showing potential for product-related -- rather than service-related -- growth. For example, within the biotechnology arena, the Fund held companies that already have products approved or on the market, and its pharmaceutical holdings were industry leaders positioned for earnings growth in the mid-teens or higher. Other product-oriented sub-sectors that garnered the INVESCO team's attention during the period were medical devices, specialty pharmaceuticals, and generic drug manufacturers.

Looking ahead, the Fund's portfolio management team believes that the Healthcare sector will continue to provide a relatively safe haven should volatility persist. And, in taking a longer-term perspective, INVESCO remains optimistic about the opportunities for healthcare stocks over time. The aging of the Baby Boomer population as well as advances in science and medical technology are powerful trends working in the sector's favor -- trends that will continue to guide their investment decisions going forward.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
3/1/01                                                                     9425.00                           10000.00
4/30/01                                                                   10471.00                            9906.00
10/31/01                                                                  10707.00                            8461.00

                            TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 3/1/01               13.60%       7.07%        13.10%       7.10%        13.40%       11.28%       13.40%       10.23%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF SANFORD BERNSTEIN CORE VALUE FUND
--------------------------------------------------------------------------------

From its inception on March 1, 2001 through October 31, 2001, the ASAF Sanford Bernstein Core Value Fund's Class A shares had a NAV total return of -2.20%, compared to a return of -13.79% for the unmanaged S&P 500 Index.

During the period value stocks, in which the Fund primarily invests, outperformed growth stocks. Also benefiting relative performance was strong stock selection, especially in the Utilities, Financial Services and Consumer-Discretionary sectors. Within utilities, Bernstein has emphasized electric utilities, particularly those that have traded down on concerns about deregulation and high fuel costs that were not warranted by their particular circumstances. It was this positioning and the Fund's underweight of communications-related companies that contributed most significantly to relative returns. Within the Financial Services sector, Bernstein's emphasis on consumer-oriented banks, insurers and thrifts over firms more dependent on capital markets activity (such as investment banks and brokerages) also contributed to the Fund's relative performance. In the Consumer-Discretionary sector, Bernstein has generally focused on cyclical retailers and department stores. Investors seem to be looking beyond current economic weakness toward an eventual recovery in consumer spending where the Fund's retail-oriented overweights have outperformed.

In Bernstein's view, the dramatic share price declines of many technology stocks have created value opportunities. As a result, they have started to build positions in select tech and telecom companies that have competitive market positions and balance-sheet strength sufficient to survive an extended downturn.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
3/1/01                                                                    9425.00                            10000.00
4/30/01                                                                   9717.00                             9906.00
10/31/01                                                                  9218.00                             8461.00

                            TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 3/1/01               -2.20%       -7.82%       -2.60%       -8.44%       -2.70%       -4.64%       -2.70%       -6.11%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).
 24

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE TAX MANAGED FUND
--------------------------------------------------------------------------------

From its inception on March 1, 2001 through October 31, 2001, the ASAF T. Rowe Price Tax Managed Fund's Class A shares had a NAV total return of -10.00%, compared to a return for the unmanaged S&P 500 Index of -13.79%.

Despite aggressive interest rate cuts from the Federal Reserve, stocks fell sharply in the last eight months as the economy contracted and as investors reacted to the September 11 terrorist attacks against the U.S. Value stocks outperformed their growth counterparts, and small-caps held better than their larger cousins.

The Fund invests in stocks of large-cap growth companies, and T. Rowe Price manages the Fund to minimize distributions of dividends and capital gains. Good stock selection in the generally weak Technology sector, as well as underweighting the sector was a major factor in the Fund's outperformance. The Fund's business services and retail holdings generally hurt results. Healthcare stocks usually hold up well in a weak economy, and two of the Fund's best performing holdings were Johnson & Johnson, and Guidant. In contrast, media and entertainment companies AOL Time Warner, Disney and Viacom were among the weakest holdings.

T. Rowe Price believes longer-term prospects for the US economy remain very favorable, and that patient investors who seek long-term capital growth should consider buying stocks of good companies during this period of uncertainty. Although the economy may remain weak for some time, the stock market -- which always looks forward -- has historically turned upward in advance of an economic recovery.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
3/1/01                                                                    9425.00                            10000.00
4/30/01                                                                   9896.00                             9906.00
10/31/01                                                                  8483.00                             8461.00

                            TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 3/1/01              -10.00%      -15.17%      -10.20%      -15.59%      -10.20%      -11.99%      -10.30%      -13.44%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF AMERICAN CENTURY INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The ASAF American Century International Growth Fund's Class A shares had a NAV total return of -33.88% for the year ended October 31, 2001, compared to a return of -24.93% for the unmanaged MSCI EAFE Index.

Uncertainty and volatility dominated international markets during this period. Obviously, the most significant event occurred September 11, when terrorist attacks on the United States stunned the world's markets and further weakened an already faltering global economy. Weaker business conditions led to declines in all sectors during the period, although holdings in several industries helped stabilize the Fund.

Despite the economic weakness, American Century continued to follow its disciplined, "bottom-up" investment process of searching for growing companies. Those moves resulted in Non-Cyclical Consumer Businesses becoming one of the Fund's largest sector stakes during the period. Although the sector declined on an absolute basis, the overweight position outperformed the Index, due mostly to the stability demonstrated by holdings among grocery stores. The trend toward investment in defensive sectors also benefited the Fund's overweight Healthcare sector, which outperformed the Index. On the other hand, uncertainty hurt the Fund's Financial holdings, its largest sector stake. Companies exposed to reduced trading volume and declining assets, such as those providing financial services, retreated in the face of falling markets. Insurance companies declined following the terrorist attacks, although some were recovering as the period ended. Those declines resulted in the Financial sector underperforming the Index. The Financial sector also turned in the worst absolute performance.

                                                                FUND'S CLASS A SHARES AT POP             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   8641.00                            9020.00
10/31/98                                                                   9086.00                            9890.00
10/31/99                                                                  10706.00                           12169.00
10/31/00                                                                  10696.00                           11819.00
10/31/01                                                                   7075.00                            8868.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -33.88%      -37.68%      -34.26%      -38.20%      -34.32%      -35.62%      -34.29%      -36.59%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97              -6.52%       -7.80%       -6.99%       -7.43%       -7.05%       -7.27%       -6.96%       -7.07%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).
 26

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF Janus Capital Growth Fund's Class A shares had a NAV total return of -45.44% underperforming the unmanaged S&P 500 Index, which returned -24.89%.

Throughout the period, we continued to find ourselves in the throes of a bear market. Stocks rallied briefly in the early spring as some investors tried to anticipate an eventual improvement in the economy both in the U.S. and abroad. The rally was short-lived and as an overwhelming amount of evidence suggested, the economy continued to soften and corporate profits continued to erode. In an environment that had already become increasingly skittish, the events of September 11 unleashed a wave of uncertainty few of us could have possibly imagined. Economic activity, already at a near standstill, came to an abrupt halt.

Growth stocks, in which the Fund primarily invests, significantly underperformed value stocks in this environment. The Fund's significant exposure to technology and telecommunications stocks detracted from performance, as these sectors endured substantial declines during the period. Janus continues to focus on market leaders with balance sheets, financial resources and management strength to get them through these tough times. They have recently put an even greater emphasis on companies that have strong cash-generation capabilities in the short term, and which are using that cash to build shareholder value by aggressively buying back their own shares. While Janus always looks at and invests in opportunities across a broad array of areas, the bulk of the Fund's core holdings are currently among media, financial services and pharmaceutical stocks.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9610.00                            9625.00
10/31/98                                                                  12183.00                           11741.00
10/31/99                                                                  18575.00                           14753.00
10/31/00                                                                  19277.00                           15655.00
10/31/01                                                                  10519.00                           11760.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -45.44%      -48.57%      -45.68%      -48.94%      -45.72%      -46.80%      -45.71%      -47.61%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               2.61%        1.19%        2.15%        1.71%        2.08%        1.84%        2.17%        2.11%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

ASAF INVESCO EQUITY INCOME FUND
--------------------------------------------------------------------------------

For the fiscal year ended October 31, 2001, the ASAF INVESCO Equity Income Fund's Class A shares had a NAV total return of -15.39%, compared to a return of -24.89% for the unmanaged S&P 500 Index.

In an environment marked by uncertainty stemming from weak corporate earnings, an economic slowdown, and the tragic events of September 11, the Fund's emphasis on diversification served it well. With investors rotating into areas of the market deemed "safe havens," the fixed-income portion of the Fund -- particularly the Fund's Treasury holdings -- provided some ballast throughout the downturn. Meanwhile, the more substantial equities portion benefited from an underweight position in the hard-hit Technology sector and strong stock selection within other areas of the market known for their naturally defensive characteristics. Specifically, the Fund's pharmaceutical holdings performed admirably throughout the period, rewarded by the market for their earnings predictability and relative immunity to broader macroeconomic factors. In the first half of the fiscal period, the Fund was also aided by its exposure to the Energy and Financial Services sectors, though these areas experienced setbacks as the year progressed.

Recently, INVESCO has been adding to many of the Fund's cyclical holdings -- a strategy that reflects their decision to position the Fund for long-term economic improvement. They believe that the fiscal and monetary stimuli provided by the Federal Reserve and the government will eventually take hold, and are positioning the Fund so that it is prepared to capitalize on a rebound when it comes. As always, the Fund's chief goal remains enabling shareholders to participate in the equity market's upward movements, while also providing downside protection.

                                                                FUND'S CLASS A SHARES AT POP              S&P 500 INDEX
                                                                ----------------------------              -------------
7/28/97                                                                    9425.00                           10000.00
10/31/97                                                                   9869.00                            9625.00
10/31/98                                                                  11215.00                           11741.00
10/31/99                                                                  13189.00                           14753.00
10/31/00                                                                  14422.00                           15655.00
10/31/01                                                                  12202.00                           11760.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                 -15.39%      -20.28%      -15.82%      -20.83%      -15.83%      -17.52%      -15.77%      -18.67%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               6.25%        4.78%        5.77%        5.38%        5.75%        5.51%        5.75%        5.79%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).
 28

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF PIMCO TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

For the fiscal year ending October 31, 2001, the ASAF PIMCO Total Return Bond Fund's Class A shares had a NAV total return of 13.49%, compared to the return of 14.56% for the unmanaged LB Aggregate Index.

During this period, the economy weakened substantially and interest rates fell across the yield curve as the Federal Reserve cut short-term rates from 6.5% to 2%. The Fund benefited from its focus on intermediate-term securities and from a longer-than-index duration, especially in the first half of the fiscal year.

During 2001, the Fund's defensive posture against a downturn in corporate credit quality was a positive, as corporations saw declining profit margins and an increasingly difficult pricing environment. Despite this, the Fund did have a modest position in high yield securities which was slightly negative. The Fund's overweight position in mortgage securities was a slight positive, as their higher yields bolstered returns.

Over the next year, PIMCO expects to maintain a near-index duration and continue its defensiveness on corporate bonds until the economy starts to improve.

                                                                FUND'S CLASS A SHARES AT POP            LB AGGREGATE INDEX
                                                                ----------------------------            ------------------
7/28/97                                                                    9575.00                           10000.00
10/31/97                                                                   9803.00                           10208.00
10/31/98                                                                  10665.00                           11159.00
10/31/99                                                                  10606.00                           11218.00
10/31/00                                                                  11309.00                           12036.00
10/31/01                                                                  12825.00                           13797.00

                     AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 2001

                      -------------------------------------------------------------------------------------------------------
                               CLASS A                   CLASS B                   CLASS C                   CLASS X
                      -------------------------------------------------------------------------------------------------------
                          NAV          POP          NAV          CDSC         NAV          CDSC         NAV          CDSC
-----------------------------------------------------------------------------------------------------------------------------
 1 YEAR                  13.49%        8.64%       13.03%        6.98%       13.04%       10.88%       13.02%        9.80%
-----------------------------------------------------------------------------------------------------------------------------
 SINCE INCEPTION
 ON 7/28/97               7.10%        6.01%        6.55%        6.16%        6.56%        6.31%        6.56%        6.61%
-----------------------------------------------------------------------------------------------------------------------------

All performance is historical and is not indicative of future results. All performance assumes reinvestment of all dividends and capital gains and does not reflect a deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses by the Investment Manager (see Financial Highlights).

                      [This page intentionally left blank]

                      AMERICAN SKANDIA ADVISOR FUNDS, INC.
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 2001
             ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND
                        ASAF PBHG SMALL-CAP GROWTH FUND
                       ASAF GABELLI SMALL-CAP VALUE FUND
                 ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND
                      ASAF FEDERATED HIGH YIELD BOND FUND
                           ASAF ALLIANCE GROWTH FUND
                      ASAF ALLIANCE GROWTH AND INCOME FUND
                        ASAF JANUS OVERSEAS GROWTH FUND
                        ASAF MARSICO CAPITAL GROWTH FUND
                   ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND
                    ASAF NEUBERGER BERMAN MID-CAP VALUE FUND
                       ASAF AIM INTERNATIONAL EQUITY FUND
                 ASAF SANFORD BERNSTEIN MANAGED INDEX 500 FUND
                        ASAF MFS GROWTH WITH INCOME FUND
                       ASAF SCUDDER SMALL-CAP GROWTH FUND
                         ASAF ALGER ALL-CAP GROWTH FUND
                        ASAF GABELLI ALL-CAP VALUE FUND
                          ASAF INVESCO TECHNOLOGY FUND
                         ASAF JANUS MID-CAP GROWTH FUND
                         ASAF PROFUND MANAGED OTC FUND
                  ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND
                       ASAF INVESCO HEALTH SCIENCES FUND
                     ASAF SANFORD BERNSTEIN CORE VALUE FUND
                      ASAF T. ROWE PRICE TAX MANAGED FUND

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
FOREIGN STOCK -- 92.9%
  AUSTRALIA -- 1.7%
    BRL Hardy Ltd.             43,450    $   235,758
    Corporate Express
      Australia Ltd.           21,525         53,884
    Globe International
      Ltd.*                   205,350        196,877
    Healthscope Ltd.           38,550         49,020
    OneSteel Ltd.             364,775        185,354
    Orica Ltd.                157,475        367,113
    QBE Insurance Group
      Ltd. 144A                30,825        107,791
                                         -----------
                                           1,195,797
                                         -----------
  BELGIUM -- 0.5%
    Omega Pharma SA             8,175        342,745
                                         -----------
  CANADA -- 7.3%
    Air Canada*               127,150        211,569
    BCE Emergis, Inc.*         14,700        346,515
    CAE, Inc.                 110,375        533,579
    CP Ships Ltd.*             39,625        387,109
    CryptoLogic, Inc. NY
      Reg.*                    33,575        447,891
    Ensign Resource
      Service Group, Inc.      10,225         84,424
    Four Seasons Hotels,
      Inc. [ADR]                9,550        365,192
    Genesis Microchip,
      Inc. NY Reg.*             4,225        195,237
    GT Group Telecom,
      Inc.*                   188,975        203,673
    Penn West Petroleum
      Ltd.*                     7,325        183,287
    Precision Drilling
      Corp.*                   21,825        557,523
    QLT, Inc.*                 18,750        430,165
    Research in Motion
      Ltd. NY Reg.*            33,325        541,865
    Rio Alto Exploration
      Ltd.*                     9,250        145,402
    Sierra Wireless, Inc.*     21,750        290,621
    Stantec, Inc.*              6,075         94,575
    Stuart Energy Systems
      Corp.*                   10,200         41,145
    Vincor International,
      Inc.*144A                 2,675         29,674
    WestJet Airlines Ltd.*      9,000         93,596
                                         -----------
                                           5,183,042
                                         -----------
  DENMARK -- 0.2%
    Radiometer AS               4,975        117,938
                                         -----------
  FINLAND -- 1.7%
    Comptel Oyj 144A           74,350        217,635
    Elisa Communications
      Oyj                      50,950        562,138
    Perlos Oyj                  9,250         92,393
    Rautaruukki Oyj            14,400         48,636
    Stonesoft Oyj*            111,800        260,799
                                         -----------
                                           1,181,601
                                         -----------

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
  FRANCE -- 6.3%
    Alcatel Optronics           2,250    $    17,833
    Beghin-Say*                 8,700        297,760
    Bouygues Offshore SA        4,300        150,461
    Completel Europe NV*      173,000        236,839
    Devoteam SA*               16,675        288,057
    Eurotunnel SA*            847,775        595,578
    Galeries Lafayette SA       4,350        554,382
    Infogrames
      Entertainment SA*        12,975        125,159
    Medidep SA*                 9,550        157,921
    Net2S                      46,350        229,602
    NRJ Group                  19,425        285,175
    SOITEC*                    35,975        479,541
    UBI Soft Entertainment
      SA*                      10,575        359,932
    Wavecom SA*                23,225        669,375
                                         -----------
                                           4,447,615
                                         -----------
  GERMANY -- 6.2%
    Articon Integralis AG*     18,675        164,835
    AWD Holding AG              7,200        198,629
    Balda AG                   21,400        160,554
    Ceyoniq AG*                18,825         76,298
    Evotec OAI AG*             14,675        139,707
    Funkwerk AG*                7,975        189,554
    GfK AG 144A                 7,825        138,487
    GPC Biotech AG* 144A       18,575        199,922
    JUMPtec Industrielle
      Computertechnik AG*      25,800        187,059
    Kontron Embedded
      Computers AG*            17,300        217,985
    Lion Bioscience AG*         1,375         21,982
    LPKF Laser &
      Electronics              15,900         78,906
    Medigene AG*               23,575        471,589
    Medion AG                   2,325         84,160
    Phenomedia AG*              8,475         99,155
    Puma AG 144A               13,400        323,447
    Schwarz Pharma AG          15,775        402,797
    Singulus Technologies
      AG*                      24,875        545,539
    Stada Arzneimittel AG      23,950        664,386
                                         -----------
                                           4,364,991
                                         -----------
  GREECE -- 0.3%
    Folli-Follie SA            10,475        180,764
                                         -----------
  HONG KONG -- 10.9%
    Beijing Capital
      International
      Airport Co. Ltd.      2,216,000        545,474
    Beijing North Star Co.
      Ltd.                    914,000        188,658
    Brilliance China
      Automotive Holdings
      Ltd.                  1,348,000        273,055

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    Chaoda Modern
      Agriculture Holdings
      Ltd.                    600,000    $   184,614
    China Insurance
      International
      Holdings Co. Ltd.       870,000        418,267
    China Merchants
      Holdings
      International Co.
      Ltd.                    704,000        444,511
    China Resources
      Beijing Land Ltd.     1,908,000        489,228
    China Resources Ltd.      382,000        384,447
    China Travel
      International
      Investment Hong Kong
      Ltd.                  1,976,000        392,665
    Denway Motors Ltd.      1,228,000        409,331
    Hang Lung Development
      Co. Ltd.                430,000        361,088
    Henderson Investment
      Ltd.                    237,000        171,672
    Hong Kong Exchanges &
      Clearing Ltd.           220,000        294,742
    i-CABLE Communications
      Ltd.*                   577,000        318,088
    Maanshan Iron and
      Steel Co. Ltd.        3,124,000        272,347
    Nanjing Panda
      Electronics Co.
      Ltd.*                 2,310,000        866,247
    Qingling Motors Co.
      Ltd.                  1,336,000        234,655
    Shanghai Industrial
      Holdings Ltd. 144A      303,000        508,882
    Sinopec Zhenhai
      Refining and
      Chemical Co. Ltd.     2,732,000        563,910
    TravelSky Technology
      Ltd.*                   230,000        172,499
    Wah Sang Gas Holdings
      Ltd.*                   572,000         57,200
    Xinao Gas Holdings
      Ltd.*                   696,000        198,537
                                         -----------
                                           7,750,117
                                         -----------
  INDIA -- 1.0%
    Satyam Computer
      Services Ltd. [ADR]      50,500        338,350
    Tata Engineering &
      Locomotive Co. Ltd.
      144A [GDR]*             222,300        392,582
                                         -----------
                                             730,932
                                         -----------
  IRELAND -- 1.2%
    Anglo Irish Bank Corp.
      PLC                     115,625        350,950
    IFG Group PLC              28,925         76,853
    Power Leisure PLC         125,825        413,640
                                         -----------
                                             841,443
                                         -----------

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
  ISRAEL -- 0.8%
    Taro Pharmacuitical
      Industries Ltd.
      [ADR]*                   13,200    $   555,720
                                         -----------
  ITALY -- 1.5%
    Autogrill SPA              64,250        515,023
    Gruppo Editoriale
      L'Espresso SPA          121,600        300,087
    Lottomatica SPA*           56,100        269,816
                                         -----------
                                           1,084,926
                                         -----------
  JAPAN -- 14.4%
    Alpha Systems, Inc.         6,300        329,398
    Bank of Kyoto Ltd.         23,000        104,849
    CAC Corp.                   4,500        195,948
    Denka Seiken Co. Ltd.      14,000        331,686
    Don Quijote Co. Ltd.        5,200        367,469
    Drake Beam Morin
      Japan, Inc.               4,100        391,896
    Faith, Inc.                    12        425,473
    FP Corp.                    5,000        183,816
    Goldcrest Co. Ltd.         11,000        621,870
    Hokuto Corp.                8,500        368,041
    Hosiden Corp.              27,000        441,158
    Information Services
      International-Dentsu
      Ltd.                      1,700        180,548
    Kappa Create Co. Ltd.       8,000        471,876
    Kirin Beverage Corp.        5,900        115,923
    Koei Co. Ltd.               4,100        124,603
    Miyachi Technos Corp.       6,400        113,198
    Nippon System
      Development Co. Ltd.      4,621        237,458
    Nishimatsu
      Construction Co.
      Ltd.                    142,000        548,719
    Nissin Healthcare Food
      Service Co. Ltd.*        23,100        820,921
    Nitori Co. Ltd.             7,000        168,702
    Ootoya Co. Ltd.            27,000        564,683
    Saizeriya Co. Ltd.          9,300        378,367
    Sanyo Shokai Ltd.          41,000        205,996
    ServiceWare Corp.           5,100        174,160
    Shinko Electric
      Industries Co. Ltd.       9,700        160,075
    Star Micronics Co.
      Ltd.                     50,000        353,744
    The Seiyu Ltd.*           137,000        345,844
    THK Co. Ltd.               39,000        521,253
    Tokyo Seimitsu Co.
      Ltd.                     18,600        448,266
    Tokyu Land Corp.*         126,000        248,078
    United Arrows Ltd.          6,000        239,696
                                         -----------
                                          10,183,714
                                         -----------
  KOREA -- 9.9%
    Cheil Communications,
      Inc.                      2,170        192,703
    CJ39 Shopping Corp.        20,252        294,006
    Coreana Cosmetics Co.
      Ltd.                    162,860        518,134
    Hyundai Development
      Co.                      99,640        487,043

ASAF FOUNDERS INTERNATIONAL SMALL CAPITALIZATION FUND

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    IDIS Co. Ltd.*             19,510    $   215,439
    Kangwon Land, Inc.*         1,714        220,371
    KEB Technology Co.
      Ltd.*                     7,618        248,835
    Kook Soon Dang Co.
      Ltd.                     19,727        404,442
    LG Electronics, Inc.       68,750        714,043
    LG Insurance Co. Ltd.     166,130        343,164
    Lotte Chilsung
      Beverage Co. Ltd.           680        161,205
    Nong Shim Co. Ltd.          7,480        337,900
    Samsung Electro
      Machanics Co.            32,730        732,949
    Samsung SDI Co. Ltd.        6,220        249,761
    Sewon Telecom Ltd.        276,044        635,221
    Woongjin.com Co. Ltd.      57,780        269,045
    You Eal Electronics
      Co. Ltd.*                53,340        407,773
    Yuhan Corp.                11,770        595,317
                                         -----------
                                           7,027,351
                                         -----------
  LUXEMBOURG -- 0.8%
    Thiel Logistik AG*         31,700        586,154
                                         -----------
  NETHERLANDS -- 2.0%
    Core Laboratories NV*      27,575        449,473
    Teleplan International
      NV*                      28,775        411,816
    Van Der Moolen Holding
      NV                       22,525        542,690
                                         -----------
                                           1,403,979
                                         -----------
  NORWAY -- 0.7%
    Tandberg Telelvision
      ASA*                    147,400        521,127
                                         -----------
  PORTUGAL -- 1.8%
    PT Multimedia-Servicos
      de Telecomunicacoes
      e Multimedia SA
      144A*                    69,300        487,470
    Telecel-Comunicacoes
      Pessoais SA 144A        112,875        792,968
                                         -----------
                                           1,280,438
                                         -----------
  SINGAPORE -- 0.6%
    Creative Technology
      Ltd.                     65,000        388,381
    Creative Technology
      Ltd. NY Reg               4,325         26,599
                                         -----------
                                             414,980
                                         -----------
  SWEDEN -- 5.9%
    Allgon AB Cl-B             66,425        405,990
    Autoliv, Inc.              20,800        329,560
    Capio AB*                  53,200        335,164
    Elekta AB*                122,500        973,337
    Intentia International
      AB*                      53,300        248,086
    LGP Telecom Holding AB     64,550        367,217
    Lindex AB                  18,400        203,295
    ORC Software AB            27,300        320,881

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    Rottneros AB              135,325    $   122,157
    Song Networks Holding
      AB*                     584,200        310,371
    Teleca AB                   2,550         10,766
    Teligent AB*               22,500         75,107
    WM-data AB                252,025        500,031
                                         -----------
                                           4,201,962
                                         -----------
  SWITZERLAND -- 0.3%
    Actelion Ltd. AG 144A*      3,450        122,545
    Kaba Holdings AG 144A         150         32,519
    Temenos Group AG*           8,425         31,989
                                         -----------
                                             187,053
                                         -----------
  TAIWAN -- 2.5%
    Ambit Microsystems
      Corp.                   181,000        726,097
    ASE Test Ltd. NY Reg.*     35,600        292,988
    MediaTek, Inc.             90,000        774,222
                                         -----------
                                           1,793,307
                                         -----------
  UNITED KINGDOM -- 14.4%
    Acambis PLC*               90,800        334,751
    Arena Leisure PLC*        554,725        338,832
    BATM Advanced
      Communications Ltd.     638,775        362,302
    Budgens PLC                30,375         43,733
    Capital Radio PLC          10,750        109,437
    Colt Telecom Group
      PLC*                     97,125        165,969
    Cookson Group PLC         340,325        371,204
    Dialog Semiconductor
      PLC 144A*                34,725        194,534
    EasyJet PLC*               79,925        437,047
    Electronics Boutique
      PLC                     583,100        958,251
    Emblaze Systems Ltd.*     129,925        393,964
    Energis PLC*              496,025        517,587
    Eyretel PLC*              124,650        133,241
    HIT Entertainment PLC
      144A                    304,925      1,379,149
    Incepta Group PLC         403,475        187,769
    Informa Group PLC          10,725         25,346
    Innovative Group PLC*      82,500        320,949
    London Bridge Software
      Holdings PLC             57,075        105,001
    Marlbourough Stirling
      PLC                     130,575        303,835
    Medisys PLC*              444,750        399,726
    Misys PLC                  73,925        279,526
    Mothercare PLC             81,350        247,264
    Oxford GlycoSciences
      PLC*                     54,075        373,549
    Parthus Technologies
      PLC*                    415,150        224,900
    Powderject
      Pharmaceuticals PLC*     12,375         75,408

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    Serco Group PLC            98,200    $   521,269
    Telewest
      Communications PLC*   1,058,425        754,248
    Tomkins PLC                73,250        178,701
    Trinity PLC                32,675        186,990
    TTP Communications
      PLC*                      3,575          6,889
    Weston Medical Group
      PLC*                    119,350        368,841
                                         -----------
                                          10,300,212
                                         -----------
TOTAL FOREIGN STOCK
  (Cost $65,876,261)                      65,877,908
                                         -----------
U.S. STOCK -- 0.5%
  COMPUTER SERVICES & SOFTWARE
    OpenTV Corp.*
  (Cost $342,383)              43,825        322,552
                                         -----------
TOTAL INVESTMENTS -- 93.4%
  (Cost $66,218,644)                      66,200,460
OTHER ASSETS LESS LIABILITIES -- 6.6%      4,657,969
                                         -----------
NET ASSETS -- 100.0%                     $70,858,429
                                         ===========

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 2001. Percentages are based on net assets. (Unaudited)

INDUSTRY
--------
Advertising                                   0.5%
Aerospace                                     0.8%
Agriculture                                   1.2%
Airlines                                      1.1%
Automobile Manufacturers                      1.9%
Automotive Parts                              0.5%
Beverages                                     1.3%
Broadcasting                                  4.7%
Business Services                             2.3%
Chemicals                                     1.1%
Clothing & Apparel                            1.0%
Computer Hardware                             5.6%
Computer Services & Software                  5.3%
Conglomerates                                 1.5%
Construction                                  2.2%
Consumer Products & Services                  0.8%
Containers & Packaging                        0.3%
Electronic Components & Equipment             7.2%
Entertainment & Leisure                       2.3%
Financial -- Bank & Trust                     0.6%
Financial Services                            1.6%
Food                                          1.7%
Healthcare Services                           2.9%
Hotels & Motels                               0.5%
Insurance                                     1.2%
Internet Services                             2.7%
Machinery & Equipment                         1.7%
Metals & Mining                               0.7%
Oil & Gas                                     3.4%
Paper & Forest Products                       0.2%
Pharmaceuticals                               7.6%
Printing & Publishing                         0.6%
Real Estate                                   2.9%
Retail & Merchandising                        7.7%
Semiconductors                                4.0%
Telecommunications                            9.8%
Transportation                                1.4%
Utilities                                     0.1%
                                             -----
TOTAL                                        92.9%
                                             =====

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the Schedules of Investments.

See Notes to Financial Statements.

ASAF PBHG SMALL-CAP GROWTH FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 83.6%
  ADVERTISING -- 1.5%
    DoubleClick, Inc.*        45,200    $    333,576
    Lamar Advertising
      Co.*                    73,995       2,323,443
                                        ------------
                                           2,657,019
                                        ------------
  AEROSPACE -- 0.6%
    DRS Technologies,
      Inc.*                   25,500       1,028,925
                                        ------------
  BROADCASTING -- 2.5%
    Cox Radio, Inc. Cl-A*     55,130       1,196,321
    Entercom
      Communications
      Corp.*sec.              35,510       1,196,687
    Paxson Communications
      Corp.*                  31,600         268,600
    Young Broadcasting,
      Inc. Cl-A*             104,600       1,601,426
                                        ------------
                                           4,263,034
                                        ------------
  BUSINESS SERVICES -- 3.3%
    Administaff, Inc.*        65,650       1,476,469
    ChoicePoint, Inc.*        18,300         782,874
    FTI Consulting, Inc.*     21,700         643,405
    Manhattan Associates,
      Inc.*                   38,700       1,162,548
    Micromuse, Inc.*          50,100         463,425
    Pediatrix Medical
      Group, Inc.*            25,300         734,712
    Quanta Services,
      Inc.*sec.               27,700         421,040
                                        ------------
                                           5,684,473
                                        ------------
  CABLE TELEVISION -- 0.5%
    Mediacom
      Communications
      Corp.*                  67,200         901,824
                                        ------------
  CHEMICALS -- 0.3%
    Cytec Industries,
      Inc.*                   20,800         497,744
                                        ------------
  CLOTHING & APPAREL -- 0.1%
    Tommy Hilfiger Corp.*      8,300          95,367
                                        ------------
  COMPUTER HARDWARE -- 1.2%
    CDW Computer Centers,
      Inc.*sec.               22,210       1,022,771
    Insight Enterprises,
      Inc.*                   68,535       1,113,693
                                        ------------
                                           2,136,464
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 9.6%
    Advent Software,
      Inc.*                   21,500         829,255
    Aspen Technology,
      Inc.*                   33,100         438,575
    Avocent Corp.*            90,100       1,681,266
    BMC Software, Inc.*       45,300         682,671
    Caminus Corp.*            41,000         721,190
    Catalina Marketing
      Corp.*                  39,200       1,083,880
    Cognizant Technology
      Solutions Corp.*        24,200         682,924

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Concurrent Computer
      Corp.*                  71,200    $    835,888
    Emulex Corp.*             41,200         975,616
    Extreme Networks,
      Inc.*                   87,800       1,026,382
    Manugistics Group,
      Inc.*                   79,500         612,150
    McAfee.com Corp.*         35,700         785,400
    McData Corp.*sec.         66,800       1,046,756
    Netegrity, Inc.*          45,600         535,344
    NETIQ Corp.*              14,215         400,152
    PEC Solutions, Inc.*      32,400         813,240
    Peregrine Systems,
      Inc.*                   27,900         402,876
    ScanSource, Inc.*         13,800         592,572
    Stellent, Inc.*sec.       60,265       1,235,433
    Ulticom, Inc.*            17,300         166,080
    Websense, Inc.*           43,600       1,059,480
                                        ------------
                                          16,607,130
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 1.1%
    Rent-A-Center, Inc.*      68,900       1,877,525
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Avnet, Inc.               54,400       1,122,272
    AXT, Inc.*                54,400         594,048
    Cree, Inc.*sec.           66,300       1,190,085
    DSP Group, Inc.*          94,400       1,982,400
    Electronics for
      Imaging, Inc.*          38,500         757,680
    Engineered Support
      Systems, Inc.           18,800         936,052
    Harman International
      Industries, Inc.        25,700         849,385
    Microtune, Inc.*          18,845         360,316
    Plexus Corp.*sec.         32,855         821,375
    Power-One, Inc.*         162,000       1,281,420
                                        ------------
                                           9,895,033
                                        ------------
  ENTERTAINMENT & LEISURE -- 1.7%
    Bally Total Fitness
      Holding Corp.*sec.      86,000       1,587,560
    Six Flags, Inc.*          76,625         904,175
    Station Casinos,
      Inc.*                   59,400         487,674
                                        ------------
                                           2,979,409
                                        ------------
  ENVIRONMENTAL SERVICES -- 1.3%
    Gaiam, Inc.*              25,100         407,875
    TRC Companies, Inc.*      22,100         929,968
    Waste Connections,
      Inc.*                   34,000         993,480
                                        ------------
                                           2,331,323
                                        ------------
  EQUIPMENT SERVICES -- 1.0%
    Anaren Microwave,
      Inc.*                   40,000         611,600
    Direct Focus,
      Inc.*sec.               42,700       1,038,464
                                        ------------
                                           1,650,064
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
FINANCIAL -- BANK & TRUST -- 3.7%
    American Home
      Mortgage Holdings,
      Inc.sec.                36,300    $    555,027
    City National Corp.       27,500       1,127,500
    eFUNDS Corp.*             59,700         925,350
    Seacoast Financial
      Services Corp.          31,395         470,925
    South Financial
      Group, Inc.             73,340       1,169,773
    United Missouri
      Bancshares, Inc.        15,615         656,142
    Wilmington Trust
      Corp.                   26,300       1,493,840
                                        ------------
                                           6,398,557
                                        ------------
  FINANCIAL SERVICES -- 2.5%
    FactSet Research
      Systems, Inc.           15,900         393,525
    Fair, Isaac & Co.,
      Inc.                    33,100       1,573,905
    Investors Financial
      Service Corp.           29,120       1,540,448
    Stewart, (W.P.) & Co.
      Ltd.                     9,730         205,595
    The InterCept Group,
      Inc.*                   19,700         703,290
                                        ------------
                                           4,416,763
                                        ------------
  FOOD -- 1.6%
    Fleming Companies,
      Inc.sec.                49,245       1,186,805
    Krispy Kreme
      Doughnuts,
      Inc.*sec.               47,100       1,647,087
                                        ------------
                                           2,833,892
                                        ------------
  HEALTHCARE SERVICES -- 5.6%
    Accredo Health,
      Inc.*sec.               44,620       1,522,434
    Albany Molecular
      Research, Inc.*         30,400         842,080
    American Healthways,
      Inc*                    26,100       1,059,138
    Anthem, Inc.*             25,900       1,084,692
    Coventry Health Care,
      Inc.*                   31,600         677,504
    First Health Group
      Corp.*                  15,835         427,545
    LifePoint Hospitals,
      Inc.*                   31,855         993,239
    Myriad Genetics,
      Inc.*                   26,800       1,232,800
    Province Healthcare
      Co.*sec.                39,870       1,098,419
    Unilab Corp.*             36,800         871,424
                                        ------------
                                           9,809,275
                                        ------------
  HOTELS & MOTELS -- 0.4%
    Hotel Reservations
      Network, Inc.*sec.      24,500         758,520
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  INSURANCE -- 2.5%
    First American
      Corp.sec.               54,800    $    912,420
    HCC Insurance
      Holdings, Inc.          90,400       2,485,096
    Radian Group, Inc.        28,100         951,747
                                        ------------
                                           4,349,263
                                        ------------
  INTERNET SERVICES -- 2.1%
    KPMG Consulting,
      Inc.*                   17,200         211,904
    Retek, Inc.*              80,985       1,645,615
    Riverstone Networks,
      Inc.*                   63,200         803,904
    WebEx Communications,
      Inc.*sec.               31,400         967,120
                                        ------------
                                           3,628,543
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 4.6%
    Cholestech Corp.*         49,000       1,082,900
    Cima Labs, Inc.*          19,700       1,064,785
    Dianon Systems, Inc.*     15,100         696,110
    Fisher Scientific
      International,
      Inc.*                   41,800       1,249,820
    Integra LifeSciences
      Holdings*               33,200         976,080
    Kensey Nash
      Corp.*sec.              39,500         740,625
    PSS World Medical,
      Inc.*                   17,000         153,510
    SRI/Surgical Express,
      Inc.*                   18,100         444,898
    SurModics, Inc.*          19,000         680,010
    Zoll Medical Corp.*       26,600         897,750
                                        ------------
                                           7,986,488
                                        ------------
  METALS & MINING -- 0.3%
    Stillwater Mining
      Co.*                    29,100         453,669
                                        ------------
  OIL & GAS -- 1.4%
    Atwood Oceanics,
      Inc.*                   19,600         597,996
    Cal Dive
      International,
      Inc.*                   31,500         658,035
    Patterson-UTI Energy,
      Inc.*                   63,200       1,138,864
                                        ------------
                                           2,394,895
                                        ------------
  PERSONAL SERVICES -- 0.9%
    Career Education
      Corp.*                  33,200         865,524
    Edison Schools, Inc.*     17,000         320,450
    University of Phoenix
      Online*                 17,400         457,620
                                        ------------
                                           1,643,594
                                        ------------
  PHARMACEUTICALS -- 8.4%
    Abgenix, Inc.*sec.        45,085       1,343,082
    Amarin Corp. PLC
      [ADR]*                  35,200         836,704
    Dr. Reddy's
      Laboratories Ltd.
      [ADR]                   31,200         776,880

ASAF PBHG SMALL-CAP GROWTH FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    First Horizon
      Pharmaceutical
      Corp.*                  30,000    $    790,500
    Icon PLC [ADR]*           31,800         877,998
    Kendle International,
      Inc.*                   42,300         837,963
    OSI Pharmaceuticals,
      Inc.*                   32,745       1,495,792
    PDI, Inc.*                79,500       2,225,205
    Pharmaceutical
      Resources,
      Inc.*sec.               14,100         483,630
    Priority Healthcare
      Corp. Cl-B*             60,825       1,757,234
    Syncor International
      Corp.*                  66,900       1,940,100
    Taro Pharmaceuticals
      Industries Ltd. NY
      Reg.*                   28,500       1,199,850
                                        ------------
                                          14,564,938
                                        ------------
  RESTAURANTS -- 3.0%
    BUCA, Inc.*+              48,100         653,198
    California Pizza
      Kitchen, Inc.*          40,400         726,392
    CEC Entertainment,
      Inc.*                   50,100       1,940,874
    P.F. Chang's China
      Bistro, Inc.*sec.       22,800         903,564
    Panera Bread Co.*         22,900         942,335
                                        ------------
                                           5,166,363
                                        ------------
  RETAIL & MERCHANDISING -- 2.0%
    Christopher & Banks
      Corp.*                  31,400       1,034,630
    Electronics Boutique
      Holdings*sec.           30,100         934,605
    Linens 'N Things,
      Inc.*                   38,690         704,158
    Tweeter Home
      Entertainment
      Group, Inc.*            50,100         789,576
                                        ------------
                                           3,462,969
                                        ------------
  SEMICONDUCTORS -- 7.3%
    Alpha Industries,
      Inc.*                   46,309       1,078,074
    Elantec
      Semiconductor,
      Inc.*                   39,500       1,291,255
    Genesis Microchip,
      Inc.*sec.               30,500       1,409,405
    GlobeSpan, Inc.*sec.      79,500         950,820
    International
      Rectifier Corp.*        43,800       1,537,818
    Lam Research Corp.*       21,200         401,952
    LTX Corp.*                45,800         753,868
    Microsemi Corp.*          31,700       1,109,500
    MKS Instruments,
      Inc.*                   43,000         927,940

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Power Integrations,
      Inc.*                   43,200    $    994,032
    TriQuint
      Semiconductor,
      Inc.*                   66,258       1,171,441
    Ultratech Stepper,
      Inc.*                   69,400         933,430
    Vitesse Semiconductor
      Corp.*                  16,500         155,760
                                        ------------
                                          12,715,295
                                        ------------
  TELECOMMUNICATIONS -- 6.4%
    Adelphia
      Communications
      Corp. Cl-A*sec.         55,000       1,217,150
    Advanced Fibre
      Communication,
      Inc.*sec.               51,600         961,308
    Catapult
      Communications
      Corp.*                  29,300         663,645
    Insight
      Communications Co.,
      Inc.*                   37,500         768,750
    Intrado Inc.*             31,600         857,940
    Metro One
      Telecommunications,
      Inc.*sec.               35,000       1,055,250
    Polycom, Inc.*sec.       100,100       3,000,998
    Powerwave
      Technologies, Inc.*    161,600       2,472,480
    Scientific-Atlanta,
      Inc.                     9,100         189,917
                                        ------------
                                          11,187,438
                                        ------------
  TRANSPORTATION -- 0.5%
    UTI Worldwide, Inc.       62,625         786,570
                                        ------------
TOTAL COMMON STOCK
  (Cost $136,533,990)                    145,162,366
                                        ------------
FOREIGN STOCK -- 0.6%
  TELECOMMUNICATIONS
    Cogeco Cable, Inc. -- (CAD)
  (Cost $1,507,634)           89,148       1,095,667
                                        ------------
SHORT-TERM INVESTMENTS -- 5.0%
     Temporary Investment
       Fund
  (Cost $8,686,758)        8,686,758       8,686,758
                                        ------------
TOTAL INVESTMENTS -- 89.2%
  (Cost $146,728,382)                    154,944,791
OTHER ASSETS LESS
  LIABILITIES -- 10.8%                    18,749,994
                                        ------------
NET ASSETS -- 100.0%                    $173,694,785
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF GABELLI SMALL-CAP VALUE

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 83.9%
ADVERTISING -- 0.5%
    Interep National
      Radio Sales, Inc.*       7,900    $     31,995
    Penton Media, Inc.       110,000         764,500
                                        ------------
                                             796,495
                                        ------------
  AEROSPACE -- 0.2%
    AAR Corp.                 22,000         167,200
    Fairchild Corp. Cl-A*     71,700         157,740
                                        ------------
                                             324,940
                                        ------------
  AIRLINES -- 0.1%
    Midwest Express
      Holdings, Inc.*         10,000         111,000
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 0.0%
    Thor Industries, Inc.      1,000          35,000
                                        ------------
  AUTOMOTIVE PARTS -- 2.4%
    BorgWarner, Inc.          20,000         854,400
    Cooper Tire & Rubber
      Co.                     25,000         330,250
    Dana Corp.                40,000         430,000
    Exide Corp.sec.           60,000          48,000
    Federal-Mogul
      Corp.sec.               50,000          28,000
    Midas, Inc.               60,000         615,000
    Myers Industries,
      Inc.                    85,961       1,110,616
    Raytech Corp.*            36,000          71,820
    Superior Industries
      International, Inc.      1,500          49,560
    TBC Corp.*                30,000         330,600
                                        ------------
                                           3,868,246
                                        ------------
  BEVERAGES -- 1.8%
    Farmer Brothers Co.          800         178,400
    Genesee Corp.             12,500         365,625
    PepsiAmericas, Inc.      130,000       1,695,200
    Robert Mondavi Corp.
      Cl-A*                   24,000         737,040
    Whitman Corp. Rights*     70,000               0
                                        ------------
                                           2,976,265
                                        ------------
  BROADCASTING -- 7.1%
    Acme Communications,
      Inc.*                  115,300         547,675
    Beasley Broadcast
      Group, Inc.*             8,200          85,034
    Belo Corp. Cl-A           65,000       1,111,500
    Crown Media Holdings,
      Inc.*                   54,000         555,120
    Fisher Companies,
      Inc.sec.                12,700         517,906
    Granite Broadcasting
      Corp.*sec.              80,000          86,400
    Gray Communications,
      Inc.                     1,000          12,500

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Gray Communications,
      Inc. Cl-B               37,000    $    370,740
    Lee Enterprises, Inc.      5,000         172,250
    Liberty Media Corp.
      Cl-A*sec.               60,000         701,400
    Media General, Inc.       33,500       1,393,599
    News Corp. Ltd.
      [ADR]sec.               27,000         642,600
    Paxson Communications
      Corp.*                 117,000         994,500
    Saga Communications,
      Inc. Cl-A*              26,000         520,000
    Salem Communications
      Corp. Cl-A*             39,000         752,310
    SBS Broadcasting SA
      NY Reg.*                 4,900          74,235
    Scripps, (E.W.) Co.
      Cl-A                    17,000       1,048,390
    Sinclair Broadcast
      Group, Inc.*           137,200       1,012,536
    UnitedGlobalCom, Inc.
      Cl-A*sec.               25,000          32,500
    Young Broadcasting,
      Inc. Cl-A*              55,800         854,298
                                        ------------
                                          11,485,493
                                        ------------
  BUILDING MATERIALS -- 1.6%
    Florida Rock
      Industries, Inc.         3,000          84,600
    Gibraltar Steel Corp.     20,000         354,000
    Hughes Supply, Inc.        3,000          70,860
    Lone Star
      Technologies, Inc.*      8,000         131,520
    Modine Manufacturing
      Co.                     26,000         539,500
    Nortek, Inc.*             20,000         403,000
    Skyline Corp.              2,000          50,800
    Thomas Industries,
      Inc.                    44,000       1,022,120
                                        ------------
                                           2,656,400
                                        ------------
  BUSINESS SERVICES -- 1.2%
    Bull Run Corp.*           25,000          21,250
    Companie Generale de
      Geophysique SA
      [ADR]*                   7,000          54,460
    Edgewater Technology,
      Inc.*                  256,000         883,200
    IT Group, Inc.*           40,000         139,600
    Key3Media Group,
      Inc.*                   50,000         236,000
    Kroll, Inc.*              20,000         320,000
    The Wakenhut Corp.
      Cl-A*                   10,000         258,500
                                        ------------
                                           1,913,010
                                        ------------

ASAF GABELLI SMALL-CAP VALUE

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
CABLE TELEVISION -- 1.2%
    Cablevision Systems
      Corp. Cl-A*sec.         40,000    $  1,370,000
    Cablevision Systems
      Corp.-Rainbow Media
      Group*                  30,000         640,500
    Classic
      Communications,
      Inc.*                   25,000           3,000
                                        ------------
                                           2,013,500
                                        ------------
  CHEMICALS -- 5.2%
    Airgas, Inc.*             30,000         403,500
    Albemarle Corp.            5,000          99,700
    Arch Chemicals, Inc.      50,000         999,500
    Ethyl Corp.*              90,000          81,000
    Ferro Corp.               40,000         880,000
    Fuller, (H.B.) Co.        18,000         925,740
    Great Lakes Chemical
      Corp.sec.               45,000         954,450
    Hercules, Inc.            95,800         724,248
    MacDermid, Inc.          115,200       1,569,024
    Omnova Solutions,
      Inc.                    91,800         553,554
    Schulman, (A.), Inc.     100,000       1,190,000
    TETRA Technologies,
      Inc.*                    4,000          68,080
                                        ------------
                                           8,448,796
                                        ------------
  CLOTHING & APPAREL -- 0.7%
    Burlington Coat
      Factory Warehouse
      Corp.                    6,000          89,700
    Dan River, Inc. Cl-A*     50,000          43,000
    Hartmarx Corp.*           90,000         157,500
    Neiman-Marcus Group,
      Inc. Cl-B*              16,000         404,000
    Wolverine World Wide,
      Inc.                    30,000         441,900
                                        ------------
                                           1,136,100
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 0.3%
    Baldwin Technology
      Co., Inc. Cl-A*         40,000          25,200
    BNS Co.                   40,000          87,000
    CompuCom Systems,
      Inc.*                    4,000           8,000
    Metro Information
      Services, Inc.*          5,000          33,850
    Oak Technology, Inc.*     15,000         149,850
    StarTek, Inc.*             5,000          84,300
    Xanser Corp.*             51,000         102,000
                                        ------------
                                             490,200
                                        ------------
  CONSTRUCTION -- 0.2%
    Fleetwood
      Enterprises, Inc.       25,000         250,500
    KB Home Co.                1,000          29,550
                                        ------------
                                             280,050
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 2.4%
    ANC Rental Corp.*          6,000           4,200
    Aviall, Inc.*             20,000          96,400

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Bowlin Travel
      Centers, Inc.*           6,000    $      7,200
    Brown-Forman Corp.
      Cl-Asec.                10,000         606,500
    Chemed Corp.              13,000         368,550
    Culp, Inc.                16,000          39,680
    Dial Corp.                35,000         583,800
    Energizer Holdings,
      Inc.*                   33,000         544,170
    Fortune Brands, Inc.      12,000         442,200
    GC Companies,
      Inc.*sec.              120,000          12,000
    Marine Products Corp.     13,100          53,383
    Oil-Dri Corp. of
      America                 30,000         196,500
    Packaged Ice, Inc.*       40,000          55,200
    Rayovac Corp.*            15,000         222,000
    Rollins, Inc.             25,000         406,250
    The Scotts Co.*            6,000         241,860
                                        ------------
                                           3,879,893
                                        ------------
  CONTAINERS & PACKAGING -- 0.9%
    Crown Cork & Seal
      Co., Inc.               12,000          21,840
    Gaylord Container
      Corp.*                 100,000         104,000
    Liqui-Box Corp.            3,000         125,540
    Pactiv Corp.*             70,000       1,134,000
                                        ------------
                                           1,385,380
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 7.1%
    Allen Telecom, Inc.*      68,000         510,000
    Ametek, Inc.              45,000       1,215,000
    Axcelis Technologies,
      Inc.*sec.              109,000       1,428,990
    Baldor Electric Co.       64,000       1,217,280
    CTS Corp.                 22,000         355,300
    Electro Rental Corp.*     38,000         493,620
    ESCO Technologies,
      Inc.*                    1,500          41,640
    FLIR Systems, Inc.*       16,000         741,120
    Franklin Electric
      Co., Inc.               15,000       1,153,050
    Katy Industries, Inc.     25,200          80,388
    Lamson & Sessions
      Co.*                    65,000         256,750
    Landauer, Inc.            17,000         518,500
    Lecroy Corp.*              2,000          31,720
    Littelfuse, Inc.*          7,000         157,780
    Magnetek, Inc.*           30,000         259,500
    Methode Electronics,
      Inc. Cl-A               30,000         217,500
    Parker-Hannifin Corp.     13,000         466,700
    Pentair, Inc.              6,000         190,500
    Sl Industries, Inc.        7,000          46,900
    Thomas & Betts
      Corp.sec.              100,000       1,816,000
    Transport Lux Corp.       10,500          42,525
    UCAR International,
      Inc.*                   28,000         203,560
                                        ------------
                                          11,444,323
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
ENERGY SERVICES -- 0.0%
    C & D Technologies,
      Inc.                     3,000    $     62,160
                                        ------------
  ENTERTAINMENT & LEISURE -- 2.8%
    Ackerley Group, Inc.     127,000       1,708,150
    Dover Downs
      Entertainment, Inc.     64,500         774,000
    Gaylord Entertainment
      Co. Cl-A*               20,000         416,000
    International
      Speedway Corp. Cl-A      4,000         148,480
    Magna Entertainment
      Corp.*                  65,000         373,750
    Six Flags, Inc.*sec.      40,000         472,000
    Topps, Inc.*              22,000         225,500
    World Wrestling
      Federation
      Entertainment,
      Inc.*                   40,000         450,800
                                        ------------
                                           4,568,680
                                        ------------
  ENVIRONMENTAL SERVICES -- 2.1%
    Allied Waste
      Industries,
      Inc.*sec.              120,000       1,190,400
    Catalytica Energy
      Systems, Inc.*          37,000         233,100
    CUNO, Inc.*               12,000         311,280
    Newpark Resources,
      Inc.*                   70,000         427,700
    Republic Services,
      Inc.*                   65,000       1,064,700
    Waste Connections,
      Inc.*                    8,000         233,760
                                        ------------
                                           3,460,940
                                        ------------
  EQUIPMENT SERVICES -- 0.8%
    CLARCOR, Inc.             30,000         738,000
    Gerber Scientific,
      Inc.                    45,000         494,550
    Industrial
      Distribution Group,
      Inc.*                   63,900          89,460
                                        ------------
                                           1,322,010
                                        ------------
  FINANCIAL -- BANK & TRUST -- 1.2%
    Community First
      Bankshares, Inc.        25,000         600,500
    Crazy Woman Creek
      Bancorp, Inc.            5,600          77,392
    First Republic Bank*      16,000         322,400
    Hibernia Corp. Cl-A       10,000         152,000
    Riggs National Corp.      20,000         283,000
    Silicon Valley
      Bancshares*sec.         24,000         562,560
                                        ------------
                                           1,997,852
                                        ------------
  FINANCIAL SERVICES -- 1.5%
    BKF Capital Group,
      Inc.*                   48,000       1,250,400
    Countrywide Credit
      Industries,
      Inc.sec.                20,000         798,600
    First Financial Fund,
      Inc.**                  10,000         117,300

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Interactive Data
      Corp.                   10,000    $    134,200
    Triad Guaranty, Inc.*      3,000          98,850
                                        ------------
                                           2,399,350
                                        ------------
  FOOD -- 4.7%
    Corn Products
      International, Inc.     45,000       1,354,500
    Flowers Foods, Inc.*      52,000       2,158,000
    Hain Celestial Group,
      Inc.*                    5,000          98,600
    Ingles Markets, Inc.
      Cl-A                    58,500         672,399
    J&J Snack Foods
      Corp.*                  17,900         396,306
    J.M. Smucker Co. Cl-B     16,000         535,200
    John B. Sanfillippo &
      Sons, Inc.*              2,000          12,000
    Opta Food
      Ingredients, Inc.*       1,000           1,450
    Sensient Technologies
      Corp.                   60,000         975,600
    Tootsie Roll
      Industries, Inc.         8,010         293,647
    Twinlab Corp.*           100,000         110,000
    Weis Markets, Inc.        35,000       1,008,000
                                        ------------
                                           7,615,702
                                        ------------
  HOTELS & MOTELS -- 1.1%
    Aztar Corp.*              60,000         861,000
    Boca Resorts, Inc.
      Cl-A*                   25,000         233,750
    La Quinta Properties,
      Inc.*                   45,000         240,750
    Sun International
      Hotels Ltd.*            18,000         322,200
    Trump Hotels & Casino
      Resorts, Inc.*           5,000           5,000
    Wyndham
      International, Inc.
      Cl-A*                  100,000          65,000
                                        ------------
                                           1,727,700
                                        ------------
  INDUSTRIAL PRODUCTS -- 4.4%
    Barnes Group, Inc.        12,000         241,920
    Crane Co.                 90,000       1,843,200
    Curtiss Wright Corp.      12,000         555,600
    Donaldson Co.,
      Inc.sec.                20,000         631,000
    Greif Brothers Corp.
      Cl-A                    26,000         644,800
    Kaman Corp. Cl-A          80,000       1,082,400
    Robbins & Myers, Inc.     19,000         520,600
    Roper Co.sec.             20,000         848,000
    Standex International
      Corp.                    8,000         174,160
    Tennant Co.               13,000         453,700
    Transpro, Inc.*           26,000          59,540
                                        ------------
                                           7,054,920
                                        ------------

ASAF GABELLI SMALL-CAP VALUE

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
INSURANCE -- 0.8%
    Alleghany Corp.*           2,300    $    440,450
    Argonaut Group, Inc.      25,000         419,500
    Gainsco, Inc.             25,000          36,500
    Markel Corp.*              1,200         235,140
    Midland Co.                3,000         110,250
    ProAssurance Corp.*        6,000          84,120
                                        ------------
                                           1,325,960
                                        ------------
  INTERNET SERVICES -- 0.0%
    J Net Enterprises,
      Inc.*                   22,000          56,100
                                        ------------
  LUMBER & WOOD PRODUCTS -- 0.2%
    Deltic Timber Corp.       10,500         278,250
    Universal Forest
      Products, Inc.           4,000          67,960
                                        ------------
                                             346,210
                                        ------------
  MACHINERY & EQUIPMENT -- 5.6%
    Carbo Ceramics, Inc.      14,000         509,320
    Denison International
      PLC [ADR]*              55,000         764,500
    Flowserve Corp.           50,000       1,169,000
    Gardner Denver, Inc.*     25,000         516,250
    Gencorp, Inc.             90,000       1,071,000
    Graco, Inc.               20,000         650,000
    Newport News
      Shipbuilding, Inc.      15,000       1,038,000
    Precision Castparts
      Corp.                   20,000         454,800
    Sequa Corp. Cl-A*         13,000         578,500
    Smith, (A.O.) Corp.       38,000         600,400
    SPS Technologies,
      Inc.*                   33,000         986,700
    Thermo Electron
      Corp.*                  35,000         739,900
                                        ------------
                                           9,078,370
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.9%
    Apogent Technologies,
      Inc.*sec.               20,000         468,400
    Henry Schein, Inc.*        5,000         168,750
    Inamed Corp.*             13,000         247,650
    Invitrogen Corp.*sec.      9,010         552,673
    Ocular Sciences,
      Inc.*                    5,000         115,350
    Owens & Minor, Inc.       20,000         352,200
    Sola International,
      Inc.*                   10,000         159,800
    Sybron Dental
      Specialties, Inc.*      50,000       1,025,000
                                        ------------
                                           3,089,823
                                        ------------
  METALS & MINING -- 1.2%
    Alltrista Corp.*          22,000         344,300
    Homestake Mining Co.      85,000         697,000
    Layne Christensen
      Co.*                     7,000          58,100
    Material Sciences
      Corp.*                  70,000         688,800

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Penn Virginia Corp.        3,000    $    115,500
    WHX Corp.*sec.            45,000          74,700
                                        ------------
                                           1,978,400
                                        ------------
  OFFICE EQUIPMENT -- 1.6%
    Aaron Rents, Inc.         50,400         879,480
    Aaron Rents, Inc.
      Cl-A                    15,000         225,000
    IDEX Corp.                38,000       1,105,800
    McGrath RentCorp          10,000         252,500
    Nashua Corp.*             25,000         129,250
                                        ------------
                                           2,592,030
                                        ------------
  OIL & GAS -- 4.5%
    Callon Petroleum Co.*     65,000         440,700
    Devon Energy
      Corp.sec.               12,500         478,750
    EOG Resources,
      Inc.sec.                30,300       1,071,711
    Forest Oil Corp.*         40,000       1,096,000
    Gyrodyne Co. of
      America, Inc.*           3,500          58,415
    Kinder Morgan,
      Inc.sec.                23,000       1,141,490
    Lufkin Industries,
      Inc.                     1,000          27,050
    Mitchell Energy &
      Development Corp.
      Cl-A                    10,000         532,500
    ONEOK, Inc.               25,000         430,500
    Rowan Companies, Inc.     30,000         506,700
    Southern Union Co.*          848          16,180
    Watts Industries,
      Inc.                    20,000         277,000
    XTO Energy, Inc.          69,852       1,257,336
                                        ------------
                                           7,334,332
                                        ------------
  PAPER & FOREST PRODUCTS -- 0.5%
    Boise Cascade Corp.       10,000         285,600
    Louisiana-Pacific
      Corp.                   50,000         360,000
    Wausau-Mosinee Paper
      Corp.                   14,000         144,900
                                        ------------
                                             790,500
                                        ------------
  PERSONAL SERVICES -- 0.6%
    Cendant Corp.*sec.        50,000         648,000
    Whitman Education
      Group, Inc.*            55,000         242,000
                                        ------------
                                             890,000
                                        ------------
  PHARMACEUTICALS -- 0.1%
    Bone Care
      International,
      Inc.*                    5,000          92,750
                                        ------------
  PRINTING & PUBLISHING -- 1.8%
    Journal Register Co.*     61,500       1,057,800
    McClatchy Co.              8,000         332,800
    Nelson, (Thomas),
      Inc.                     6,000          50,700
    PRIMEDIA, Inc.*          100,000         213,000
    Pulitzer, Inc.            26,000       1,211,600
                                        ------------
                                           2,865,900
                                        ------------
  REAL ESTATE -- 0.6%
    Glenborough Realty
      Trust, Inc. [REIT]      20,000         347,800
    Griffin Land &
      Nurseries Co.*          13,000         174,070
    Harbor Global Co.         17,500         162,750

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Innkeepers USA Trust
      [REIT]                   8,000    $     55,440
    Sun Communities, Inc.
      [REIT]                   6,000         225,000
                                        ------------
                                             965,060
                                        ------------
  RESTAURANTS -- 0.5%
    The Steak 'n Shake
      Co.*                    53,000         567,100
    Triarc Companies,
      Inc.*                   10,000         231,000
                                        ------------
                                             798,100
                                        ------------
  RETAIL & MERCHANDISING -- 1.4%
    Blockbuster, Inc.sec.     15,000         376,200
    Bon-Ton Stores, Inc.*     12,000          30,000
    Elizabeth Arden,
      Inc.*                   18,000         237,420
    Fred's, Inc.              10,000         327,500
    Goody's Family
      Clothing, Inc.*         28,500         132,525
    Hancock Fabrics, Inc.     15,000         176,250
    The Neiman Marcus
      Group, Inc. Cl-A*       35,000         932,750
                                        ------------
                                           2,212,645
                                        ------------
  SEMICONDUCTORS -- 0.1%
    Stratos Lightwave,
      Inc.*                   48,000         196,800
                                        ------------
  TELECOMMUNICATIONS -- 4.8%
    Airgate PCS, Inc.*        13,000         668,980
    Belden Corp.              36,000         720,360
    Centennial
      Communications,
      Inc.*                   37,500         336,750
    Commonwealth
      Telephone
      Enterprises, Inc.*      52,000       2,227,160
    Conestoga
      Enterprises, Inc.       40,000         960,800
    Dobson Communications
      Corp.*                  40,000         394,800
    Leap Wireless
      International,
      Inc.*sec.               38,000         565,060
    Loral Space &
      Communications
      Ltd.*sec.              210,000         270,900
    Nextel
      Communications,
      Inc. Cl-A*sec.          25,000         198,750
    Plantronics, Inc.*         6,000         124,680
    Rural Cellular Corp.*     22,500         510,975

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Telecorp PCS, Inc.*       18,000    $    241,560
    Telephone & Data
      Systems, Inc.            2,000         175,800
    Triton PCS Holdings,
      Inc.*                   10,000         321,800
                                        ------------
                                           7,718,375
                                        ------------
  TRANSPORTATION -- 0.9%
    GATX Corp.                 5,000         132,250
    Hub Group, Inc. Cl-A*      8,000          87,040
    Navistar
      International Corp.     20,000         600,000
    Ryder Systems, Inc.       30,000         561,000
                                        ------------
                                           1,380,290
                                        ------------
  UTILITIES -- 5.3%
    CH Energy Group, Inc.     38,000       1,518,860
    Connecticut Water
      Service, Inc.           25,500         685,695
    DQE, Inc.sec.             40,000         748,000
    El Paso Electric Co.*     90,000       1,224,000
    Florida Public
      Utilities Co.            6,000          94,800
    Madison Gas &
      Electric Co.            26,000         634,660
    Maine Public Service
      Co.                      5,000         153,250
    Niagara Mohawk
      Holdings, Inc.*         60,000       1,075,200
    Northeast Utilities
      Co.                    100,000       1,765,000
    RGS Energy Group,
      Inc.                    11,000         421,850
    Western Resources,
      Inc.                    15,000         245,700
                                        ------------
                                           8,567,015
                                        ------------
TOTAL COMMON STOCK
  (Cost $139,983,473)                    135,733,065
                                        ------------
                              PAR
                             (000)
                             -----
U.S. TREASURY OBLIGATIONS -- 9.2%
  U.S. Treasury Bills
    2.17%, 11/01/01        $   2,003       2,003,000
    2.19%, 11/01/01            4,006       4,006,000
    3.345%, 11/08/01           2,721       2,719,139
    3.31%, 11/15/01              504         503,318
    3.315%, 11/15/01           4,737       4,730,584
    2.60%, 12/13/01            1,006       1,002,793
                                        ------------
  (Cost $14,965,422)                      14,964,834
                                        ------------

ASAF GABELLI SMALL-CAP VALUE

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.8%
    Temporary Investment
      Cash Fund            3,888,728    $  3,888,728
    Temporary Investment
      Fund                 3,888,728       3,888,728
                                        ------------
  (Cost $7,777,456)                        7,777,456
                                        ------------
TOTAL INVESTMENTS -- 97.9%
  (Cost $162,726,351)                    158,475,355
OTHER ASSETS LESS
  LIABILITIES -- 2.1%                      3,337,678
                                        ------------
NET ASSETS -- 100.0%                    $161,813,033
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 57.2%
  ADVERTISING -- 0.2%
    Omnicom Group,
      Inc.sec.                4,400    $    337,832
                                       ------------
  AEROSPACE -- 0.7%
    Boeing Co.               30,500         994,300
    Honeywell
      International, Inc.     9,200         271,860
                                       ------------
                                          1,266,160
                                       ------------
  AIRLINES -- 0.1%
    Southwest Airlines Co.    7,300         116,070
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co.           10,397         166,872
                                       ------------
  AUTOMOTIVE PARTS -- 0.5%
    AutoNation, Inc.*        24,900         256,221
    AutoZone, Inc.*           1,200          70,236
    Magna International,
      Inc. Cl-A               9,000         476,010
                                       ------------
                                            802,467
                                       ------------
  BEVERAGES -- 1.6%
    Anheuser-Busch
      Companies, Inc.        14,700         612,402
    Coca-Cola Co.sec.        12,900         617,652
    PepsiCo, Inc.            31,500       1,534,365
                                       ------------
                                          2,764,419
                                       ------------
  BROADCASTING -- 0.2%
    USA Networks, Inc.*      16,582         305,772
                                       ------------
  BUSINESS SERVICES -- 0.8%
    First Data Corp.sec.     16,400       1,108,148
    Viad Corp.               13,700         267,150
                                       ------------
                                          1,375,298
                                       ------------
  CHEMICALS -- 0.2%
    Engelhard Corp.           7,200         188,496
    The Lubrizol Corp.        4,200         118,188
                                       ------------
                                            306,684
                                       ------------
  CLOTHING & APPAREL -- 0.1%
    Talbots, Inc.             4,400         125,400
                                       ------------
  COMPUTER HARDWARE -- 1.7%
    Dell Computer Corp.*     22,500         539,550
    EMC Corp.*sec.           22,200         273,504
    International Business
      Machines Corp.         20,800       2,247,856
                                       ------------
                                          3,060,910
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 4.4%
    Adobe Systems, Inc.       5,900         155,760
    AutoDesk, Inc.            3,300         109,626
    Automatic Data
      Processing, Inc.sec.    2,800         144,648
    Cabletron Systems,
      Inc.*                  12,200          97,112
    Cerner Corp.sec.          4,300         231,125
    Cisco Systems, Inc.*     53,400         903,528
    Computer Associates
      International, Inc.    10,500         324,660
    Electronic Data
      Systems Corp.          10,500         675,885

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Microsoft Corp.*sec.     56,100    $  3,262,215
    Oracle Corp.*sec.        63,300         858,348
    Siebel Systems,
      Inc.*sec.               5,100          83,283
    Sun Microsystems,
      Inc.*sec.              16,400         166,460
    Tech Data Corp.*sec.     14,800         631,812
    Veritas Software
      Corp.*sec.              5,300         150,414
                                       ------------
                                          7,794,876
                                       ------------
  CONGLOMERATES -- 2.2%
    Corning, Inc.            13,800         111,228
    Johnson Controls,
      Inc.sec.                6,600         477,312
    Philip Morris Co.,
      Inc.sec.               11,500         538,200
    Tyco International
      Ltd.sec.               57,579       2,829,432
                                       ------------
                                          3,956,172
                                       ------------
  CONSTRUCTION -- 0.4%
    Lennar Corp.             17,300         627,298
    Pulte Corp.               3,700         120,250
                                       ------------
                                            747,548
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 3.5%
    American Greetings
      Corp. Cl-Asec.          8,800         123,376
    Colgate-Palmolive
      Co.sec.                17,600       1,012,352
    Fortune Brands, Inc.      7,300         269,005
    Johnson & Johnson Co.    52,000       3,011,320
    Procter & Gamble Co.     15,800       1,165,724
    The Scotts Co.*           3,400         137,054
    Tupperware Corp.         10,700         218,173
    Whirlpool Corp.sec.       5,200         306,904
                                       ------------
                                          6,243,908
                                       ------------
  CONTAINERS & PACKAGING -- 0.2%
    Pactiv Corp.*            25,400         411,480
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Analog Devices, Inc.*    17,600         668,800
    Celestica, Inc. NY
      Reg.*                   7,900         271,128
    Comverse Technology,
      Inc.*sec.               7,088         133,325
    Flextronics
      International
      Ltd.*sec.              15,700         312,430
    General Electric Co.    106,400       3,874,024
    KLA-Tencor Corp.*sec.     4,300         175,698
    Linear Technology
      Corp.sec.               8,800         341,440
    Mentor Graphics Corp.*   19,900         377,304
    PerkinElmer, Inc.        17,200         462,852
    Rockwell International
      Corp.                   5,900          81,302
    Solectron Corp.*sec.      8,400         103,320
    Tektronix, Inc.          16,100         317,170
                                       ------------
                                          7,118,793
                                       ------------
  ENTERTAINMENT & LEISURE -- 1.9%
    AOL Time Warner, Inc.*   65,700       2,050,497
    Carnival Corp.sec.        7,900         172,062

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Disney, (Walt) Co.sec.   47,500    $    883,025
    International Game
      Technology*sec.         6,100         311,405
                                       ------------
                                          3,416,989
                                       ------------
  FINANCIAL -- BANK & TRUST -- 3.1%
    Bank of America
      Corp.sec.              37,100       2,188,529
    Bank of New York Co.,
      Inc.                    8,400         285,684
    Comerica, Inc.           10,200         470,118
    First Tennessee
      National Corp.         17,400         601,170
    Greater Bay Bancorp       6,800         154,972
    North Fork
      Bancorporation, Inc.    2,700          75,330
    SunTrust Banks,
      Inc.sec.                5,800         347,188
    Union BanCal Corp.       16,100         537,579
    Wachovia Corp.           13,700         391,820
    Zions Bancorp             7,900         378,568
                                       ------------
                                          5,430,958
                                       ------------
  FINANCIAL SERVICES -- 6.0%
    American Express Co.      3,700         108,891
    Citigroup, Inc.sec.      77,200       3,514,143
    Countrywide Credit
      Industries, Inc.sec.   14,800         590,964
    Deluxe Corp.              8,200         287,000
    Fannie Mae               17,600       1,424,896
    Fidelity National
      Financial, Inc.        23,010         529,460
    Freddie Mac              20,100       1,363,182
    Lehman Brothers
      Holdings, Inc.sec.     10,000         624,600
    Merrill Lynch & Co.,
      Inc.sec.                9,200         402,132
    Metris Companies,
      Inc.sec.               11,500         186,415
    Morgan Stanley Dean
      Witter & Co.           15,500         758,260
    PNC Financial Services
      Group, Inc.             6,000         329,400
    Washington Mutual,
      Inc.sec.               20,400         615,876
                                       ------------
                                         10,735,219
                                       ------------
  FOOD -- 1.5%
    Archer Daniels Midland
      Co.                    19,150         266,760
    Fleming Companies,
      Inc.sec.               12,400         298,840
    Kraft Foods, Inc. Cl-A   11,000         371,250
    Safeway, Inc.*            5,300         220,745
    Sara Lee Corp.           12,300         274,167
    Smithfield Foods,
      Inc.*                  30,200         635,710
    Suiza Foods Corp.*sec.      900          53,073
    Sysco Corp.               9,300         224,223
    Unilever NV NY Reg        5,400         280,692
                                       ------------
                                          2,625,460
                                       ------------
  HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*sec.          4,300         244,326
    Anthem, Inc.*             2,800         117,264

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Cardinal Health, Inc.     4,000    $    268,440
    Oxford Health Plans,
      Inc.*sec.              18,103         426,507
    Wellpoint Health
      Networks, Inc.*sec.     7,400         825,766
                                       ------------
                                          1,882,303
                                       ------------
  INSURANCE -- 1.3%
    American International
      Group, Inc.            12,650         994,290
    CIGNA Corp.               6,900         503,010
    Lincoln National Corp.    6,900         292,215
    MetLife, Inc.sec.        13,700         368,530
    Radian Group, Inc.        6,100         206,607
                                       ------------
                                          2,364,652
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Abbott Laboratories         500          26,490
    AmerisourceBergen
      Corp.                   1,700         108,052
    Baxter International,
      Inc.                    8,700         420,819
    Biovail Corp.*sec.        2,900         137,054
    Forest Laboratories,
      Inc.*sec.               4,300         319,834
    Medtronic, Inc.sec.       5,500         221,650
    Varian Medical
      Systems, Inc.*          4,700         315,370
                                       ------------
                                          1,549,269
                                       ------------
  METALS & MINING -- 0.7%
    Alcoa, Inc.sec.          16,400         529,228
    Freeport-McMoRan
      Copper & Gold, Inc.
      Cl-B*                  29,600         328,560
    Shaw Group, Inc.*        13,700         376,750
                                       ------------
                                          1,234,538
                                       ------------
  OFFICE EQUIPMENT -- 0.1%
    Pitney Bowes, Inc.        6,500         238,290
                                       ------------
  OIL & GAS -- 4.7%
    Ashland, Inc.             8,900         358,314
    ChevronTexaco Corp.      13,800       1,221,990
    Enron Corp.               6,300          87,570
    ENSCO International,
      Inc.                   12,100         239,580
    ExxonMobil Corp.         53,200       2,098,740
    Kerr-McGee Corp.          4,000         230,400
    Occidental Petroleum
      Corp.                  53,300       1,349,556
    Phillips Petroleum
      Co.sec.                 4,500         244,845
    Royal Dutch Petroleum
      Co.                    25,102       1,267,902
    Sunoco, Inc.              2,900         108,547
    USX-Marathon Group,
      Inc.                   42,500       1,172,575
                                       ------------
                                          8,380,019
                                       ------------
  PHARMACEUTICALS -- 5.2%
    Allergan, Inc.            5,100         366,129
    Bristol-Meyers Squibb
      Co.                    26,200       1,400,390

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Elan Corp. PLC
      [ADR]*sec.              5,600    $    255,640
    Immunex Corp.*sec.        5,500         131,395
    IVAX Corp.*sec.          13,050         268,178
    Lilly, (Eli) & Co.sec.   13,000         994,500
    Merck & Co., Inc.        25,800       1,646,298
    Pfizer, Inc.             83,500       3,498,650
    Pharmacia Corp.sec.      19,100         773,932
                                       ------------
                                          9,335,112
                                       ------------
  RAILROADS -- 0.1%
    Union Pacific
      Corp.sec.               1,700          88,417
                                       ------------
  RESTAURANTS -- 0.2%
    Applebee's
      International, Inc.*    4,300         129,430
    Brinker International,
      Inc.*sec.               7,500         190,500
    Tricon Global
      Restaurants, Inc.*      1,200          60,708
                                       ------------
                                            380,638
                                       ------------
  RETAIL & MERCHANDISING -- 2.8%
    Best Buy Co.,
      Inc.*sec.               4,700         258,030
    Circuit City Stores,
      Inc.                   17,600         241,472
    Federated Department
      Stores, Inc.*sec.       8,400         268,716
    Home Depot, Inc.         10,800         412,884
    Kohl's Corp.*sec.         6,400         355,904
    Lowe's Companies,
      Inc.sec.                7,700         262,570
    May Department Stores
      Co.                    10,800         339,660
    Michael's Stores,
      Inc.*                     900          46,233
    Pier 1 Imports, Inc.     14,100         155,241
    Sears, Roebuck & Co.     18,400         713,368
    Venator Group, Inc.*     27,400         397,300
    Wal-Mart Stores,
      Inc.sec.               26,600       1,367,240
    Zale Corp.*               7,500         214,650
                                       ------------
                                          5,033,268
                                       ------------
  SEMICONDUCTORS -- 1.2%
    Applied Materials,
      Inc.*                   9,300         317,223
    Intel Corp.              27,100         661,782
    International
      Rectifier Corp.*        6,200         217,682
    Maxim Integrated
      Products, Inc.*sec.     7,800         356,850
    Novellus Systems,
      Inc.*sec.               2,400          79,272
    Texas Instruments,
      Inc.                   18,300         512,217
                                       ------------
                                          2,145,026
                                       ------------
  TELECOMMUNICATIONS -- 3.8%
    AT&T Wireless
      Services, Inc.*        19,500         281,580
    BellSouth Corp.sec.      35,000       1,295,000
    Digital Lightwave,
      Inc.*sec.              11,300          68,139
    QUALCOMM, Inc.*           9,600         470,880
    SBC Communications,
      Inc.                   39,600       1,509,156
    Scientific-Atlanta,
      Inc.                    7,700         160,699

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    UTStarcom, Inc.*         14,600    $    342,808
    Verizon
      Communications, Inc.   42,600       2,121,906
    WorldCom, Inc.*          28,800         387,360
                                       ------------
                                          6,637,528
                                       ------------
  TRANSPORTATION -- 0.1%
    FedEx Corp.*              2,200          90,376
                                       ------------
  UTILITIES -- 1.6%
    Allegheny Energy, Inc.    3,700         135,235
    Calpine Corp.*sec.       11,400         282,150
    Entergy Corp.             9,400         365,190
    Exelon Corp.              5,500         231,385
    PPL Corp.sec.            23,800         812,770
    Reliant Energy,
      Inc.sec.                6,800         190,060
    Sempra Energy Co.        25,907         606,224
    UtiliCorp United,
      Inc.sec.                9,900         293,337
                                       ------------
                                          2,916,351
                                       ------------
TOTAL COMMON STOCK
  (Cost $107,093,599)                   101,385,074
                                       ------------
                              PAR
                             (000)
                             -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%
    Federal Home Loan Bank
      2.46%, 11/01/01       $ 3,900       3,900,000
                                       ------------
    Federal Home Loan Mortgage
      Corp.
      5.25%, 02/15/04         3,200       3,357,583
      6.50%, 06/01/16-
         06/01/31             7,293       7,542,799
      7.00%, 06/01/14-
         08/01/29             1,251       1,312,457
                                       ------------
                                         12,212,839
                                       ------------
    Federal National Mortgage
      Assoc.
      6.00%, 12/01/13-
         08/01/31             1,768       1,817,793
      6.00%, 11/30/16
         [TBA]                  625         639,063
      6.50%, 06/18/24-
         07/01/29             2,875       2,967,537
      7.00%, 05/01/11-
         05/01/30             2,037       2,134,143
      7.50%, 07/01/29-
         09/01/30             1,232       1,294,107
                                       ------------
                                          8,852,643
                                       ------------
    Government National Mortgage Assoc.
      6.00%, 08/15/28           160         163,116
      6.50%, 05/15/28-
         03/15/29             1,158       1,197,825
      7.00%, 08/15/29-
         05/15/31             2,324       2,429,284
      7.50%, 05/15/30           578         608,679
                                       ------------
                                          4,398,904
                                       ------------
  (Cost $28,074,259)                     29,364,386
                                       ------------

ASAF AMERICAN CENTURY STRATEGIC BALANCED FUND

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
CORPORATE OBLIGATIONS -- 13.0%
  AIRLINES -- 0.3%
    Delta Air Lines Cl-A1
      7.379%, 05/18/10      $   480    $    507,794
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 0.6%
    Ford Motor Co.
      7.45%, 07/16/31           300         281,298
    General Motors
      Acceptance Corp.
      6.875%, 09/15/11          800         788,404
                                       ------------
                                          1,069,702
                                       ------------
  BROADCASTING -- 0.5%
    Comcast Cable
      Communications Corp.
      8.375%, 05/01/07          800         908,902
                                       ------------
  CABLE TELEVISION -- 0.4%
    CSC Holdings, Inc.
      7.625%, 07/15/18          700         657,661
                                       ------------
  CONGLOMERATES -- 0.5%
    Tyco International
      Group SA
      4.95%, 08/01/03           800         818,346
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Dominion Resources,
      Inc.
      6.00%, 01/31/03         1,000       1,030,726
                                       ------------
  ENTERTAINMENT & LEISURE -- 0.2%
    AOL Time Warner, Inc.
      7.625%, 04/15/31          400         420,947
                                       ------------
  FINANCIAL -- BANK & TRUST -- 1.0%
    Bank of America Corp.
      6.625%, 06/15/04          800         859,811
    Washington Mutual,
      Inc.
      6.875%, 06/15/11          800         860,567
                                       ------------
                                          1,720,378
                                       ------------
  FINANCIAL SERVICES -- 1.9%
    CIT Group, Inc.
      5.625%, 05/17/04          800         830,335
    Citigroup, Inc.
      5.75%, 05/10/06           600         629,752
    Ford Motor Credit Co.
      7.50%, 03/15/05           700         739,310
      6.875%, 02/01/06        1,150       1,178,235
                                       ------------
                                          3,377,632
                                       ------------
  FOOD -- 0.6%
    Kroger Co.
      7.65%, 04/15/07           900       1,008,263
                                       ------------
  HEALTHCARE SERVICES -- 0.3%
    Cardinal Healthcare,
      Inc.
      6.75%, 02/15/11           500         540,643
                                       ------------
  OIL & GAS -- 2.2%
    Amerada Hess Corp.
      5.30%, 08/15/04           800         826,734

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
    Anderson Exploration
      Ltd.
      6.75%, 03/15/11       $   400    $    412,170
    Conoco Funding Co.
      6.35%, 10/15/11           750         763,565
    El Paso Corp.
      7.80%, 08/01/31           400         414,015
    Kerr-McGee Corp.
      6.875%, 09/15/11          400         412,986
    KeySpan Gas East Corp.
      7.875%, 02/01/10          400         455,736
    Williams Companies,
      Inc.
      7.875%, 09/01/21          600         628,386
                                       ------------
                                          3,913,592
                                       ------------
  PAPER & FOREST PRODUCTS -- 0.1%
    Georgia-Pacific Corp.
      8.125%, 05/15/11          250         256,028
                                       ------------
  RAILROADS -- 0.2%
    Burlington North Santa
      Fe Corp.
      6.75%, 03/15/29           400         396,694
                                       ------------
  REAL ESTATE -- 0.4%
    EOP Operating Ltd.
      6.75%, 02/15/08           700         731,121
                                       ------------
  TELECOMMUNICATIONS -- 1.7%
    Qwest Capital Funding
      Corp.
      7.25%, 02/15/11           800         820,694
    Qwest Corp.
      7.625%, 06/09/03          800         839,554
    WorldCom, Inc.
      7.375%, 01/15/06
      144A                      900         944,757
      8.25%, 05/15/31           450         462,072
                                       ------------
                                          3,067,077
                                       ------------
  UTILITIES -- 1.5%
    Calpine Corp.
      8.25%, 08/15/05           800         828,390
    CILCORP, Inc.
      8.70%, 10/15/09           400         442,369
    Georgia Power Co.
      5.75%, 01/31/03         1,300       1,339,127
                                       ------------
                                          2,609,886
                                       ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $22,145,840)                     23,035,392
                                       ------------
  U.S. TREASURY OBLIGATIONS -- 8.8%
    U.S. Treasury Bonds
      6.375%, 08/15/27#       2,700       3,197,602
                                       ------------
    U.S. Treasury
      Inflationary Bonds
      [TIPS]
      3.375%, 01/15/07        2,500       2,897,980
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
    U.S. Treasury Notes
      4.625%, 02/28/03#     $ 2,600    $  2,684,908
      7.00%, 07/15/06         4,800       5,503,503
                                       ------------
                                          8,188,411
                                       ------------
    U.S. Treasury Strips
      5.895%, 11/15/27        4,700       1,213,037
                                       ------------
  (Cost $14,844,079)                     15,497,030
                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
    Credit-Based Asset Servicing
      and Securitization Series
      2001-CB2Cl-A2F
      5.974%, 07/25/05        1,000       1,039,635
    First Union-Lehman Brothers
      Series 1998-C2 Cl-A2
      6.56%, 11/18/08         1,000       1,078,815
    GMAC Commercial Mortgage
      Securities Series 1999-C1
      Cl-A2
      6.175%, 05/15/33          700         737,658
    NationsLink Funding Corp.
      Series 1998-2 Cl-A1
      6.001%, 11/20/07           81          84,888
    NationsLink Funding Corp.
      Series 1999-1 Cl-A2
      6.316%, 11/20/08        1,200       1,277,420
                                       ------------
  (Cost $3,958,993)                       4,218,416
                                       ------------
ASSET BACKED SECURITIES -- 2.1%
    AmeriCredit Automobile
      Receivables Trust
      Series 1999-D Cl-A3
      7.02%, 12/12/05           600         635,330
    Case Equipment Loan Trust Series 1998-B Cl-A4
      5.92%, 10/15/05            99          99,539
    CIT RV Trust Series
      1998-A Cl-A4
      6.09%, 02/15/12           100         105,334
    Connecticut RRB Special Purpose Trust Series
      2001-1 Cl-A5
      6.21%, 12/30/11           500         541,709

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
    PSE&G Transition Funding LLC
      Series 2001-1 Cl-A5
      6.45%, 03/15/13       $   800    $    876,663
    Reliant Energy Transition Bond
      Co. LLC Series 2001-1 Cl-A4
      5.63%, 09/15/15           600         617,233
    Residential Asset Securities
      Corp. Series 1999-KS3 Cl-AI2
      7.075%, 09/25/20          809         816,221
                                       ------------
  (Cost $3,522,406)                       3,692,029
                                       ------------
                            SHARES
                            -------
SHORT-TERM INVESTMENTS -- 0.0%
  Temporary Investment
    Cash Fund                24,294          24,294
  Temporary Investment
    Fund                     24,293          24,293
                                       ------------
  (Cost $48,587)                             48,587
                                       ------------
TOTAL INVESTMENTS --100.1%
  (Cost $179,687,763)                   177,240,914
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.1%)                         (242,982)
                                       ------------
NET ASSETS -- 100.0%                   $176,997,932
                                       ============

# Securities with an aggregate market value of $4,433,908 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 2001.

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    APPRECIATION
-----------            ----------    ---------    ------------
S&P 500 Index            12/01          15          $77,625
                                                    =======

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF FEDERATED HIGH YIELD BOND FUND

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
CORPORATE OBLIGATIONS -- 89.9%
  ADVERTISING -- 0.3%
    Advanstar
      Communications, Inc.
      12.00%, 02/15/11        $   525   $    317,625
    Advanstar, Inc.
      15.00%, 10/15/11 144A       225         38,813
                                        ------------
                                             356,438
                                        ------------
  AEROSPACE -- 0.7%
    Alliant Techsystems,
      Inc.
      8.50%, 05/15/11             425        449,438
    Anteon Corp.
      12.00%, 05/15/09            550        574,750
                                        ------------
                                           1,024,188
                                        ------------
  AUTOMOTIVE PARTS -- 4.3%
    Accuride Corp. Cl-B
      9.25%, 02/01/08             450        222,750
    Advance Stores Co., Inc.
      10.25%, 04/15/08 144A       250        240,000
    Aftermarket Technology,
      Inc.
      12.00%, 08/01/04            100        101,500
    Aftermarket Technology,
      Inc. Cl-D
      12.00%, 08/01/04            425        431,375
    American Axle &
      Manufacturing, Inc.
      9.75%, 03/01/09           1,150      1,178,750
    Arvin Industries, Inc.
      6.75%, 03/15/08             600        542,208
      7.125%, 03/15/09            400        358,704
    Dana Corp.
      9.00%, 08/15/11 144A        650        567,125
    Hayes Lemmerz
      International, Inc.
      11.875%, 06/15/06 144A      100         40,500
    Lear Corp.
      7.96%, 05/15/05             275        277,189
    Lear Corp. Cl-B
      8.11%, 05/15/09           1,850      1,872,996
    Oxford Automotive, Inc.
      10.125%, 06/15/07           300         91,500
                                        ------------
                                           5,924,597
                                        ------------
  BEVERAGES -- 0.5%
    Constellation Brands,
      Inc.
      8.00%, 02/15/08             650        680,063
                                        ------------
  BROADCASTING -- 2.4%
    Acme Television Co. Cl-B
      10.875%, 09/30/04
      [STEP]                      700        649,250
    AMFM Operating, Inc.
      12.625%, 10/31/06            56         61,476

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
    Fox/Liberty Networks LLC
      8.875%, 08/15/07        $   500   $    525,625
      9.023%, 08/15/07
      [STEP]                    1,025        995,531
    Sinclair Broadcasting
      Group, Inc.
      9.00%, 07/15/07             425        414,375
      8.75%, 12/15/07             425        410,125
    UIH Australia Pacific,
      Inc. Cl-B
      14.00%, 05/15/06
      [STEP]                      325         17,875
    UnitedGlobalCom, Inc.
      Cl-B
      11.501%, 02/15/08
      [STEP]                    1,600        264,000
                                        ------------
                                           3,338,257
                                        ------------
  BUILDING MATERIALS -- 1.4%
    American Builders &
      Contractors Supply
      Co., Inc. Cl-B
      10.625%, 05/15/07           300        298,500
    ISG Resources, Inc.
      10.00%, 04/15/08            700        514,500
    NCI Building Systems,
      Inc. Cl-B
      9.25%, 05/01/09             475        444,125
    WCI Communities, Inc.
      10.625%, 02/15/11           700        700,000
                                        ------------
                                           1,957,125
                                        ------------
  BUSINESS SERVICES -- 0.4%
    Orion Network Systems,
      Inc.
      11.25%, 01/15/07            625        296,875
    Sitel Corp.
      9.25%, 03/15/06             375        245,625
    U.S. Office Products Co.
      9.75%, 06/15/08+, ++++      925         23,125
                                        ------------
                                             565,625
                                        ------------
  CABLE TELEVISION -- 6.0%
    Charter Communications
      Holdings LLC
      12.758%, 01/15/11
      [STEP]                    2,925      1,879,312
      11.708%, 04/01/11
      [STEP]                    3,825      2,715,749
    CSC Holdings, Inc.
      9.25%, 11/01/05             500        516,250
      9.875%, 05/15/06            400        416,000
      7.875%, 12/15/07            475        497,862
      9.875%, 02/15/13            300        310,500
    Diamond Cable
      Communications PLC
      13.70%, 02/15/07
      [STEP]                      750        311,250

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
    Diamond Holdings Co. PLC
      9.125%, 02/01/08        $   200   $    155,000
    Echostar DBS Corp.
      9.375%, 02/01/09            575        587,938
    Lin Television Corp.
      8.00%, 01/15/08 144A        400        394,000
    TeleWest Communications
      PLC
      11.25%, 11/01/08            200        165,000
      9.25%, 04/15/09 [STEP]      600        261,000
    United Pan-Europe
      Communication Corp.
      12.446%, 08/01/09
      [STEP]                    1,800        153,000
                                        ------------
                                           8,362,861
                                        ------------
  CHEMICALS -- 3.4%
    Airgas, Inc.
      9.125%, 10/01/11            300        316,500
    Equistar Chemical
      Funding Corp.
      10.125%, 09/01/08 144A      100         93,788
    Foamex L.P.
      13.50%, 08/15/05            625        537,500
      9.875%, 06/15/07            100         70,500
    General Chemical
      Industry Products,
      Inc.
      10.625%, 05/01/09           500        337,500
    Huntsman Corp.
      9.50%, 07/01/07 144A        550         30,250
    Huntsman ICI Chemicals
      Corp.
      10.125%, 07/01/09           500        402,500
    Lyondell Chemical Co.
      9.625%, 05/01/07            475        458,375
      10.875%, 05/01/09         1,200      1,020,000
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07             550        217,250
      8.75%, 03/01/08             750        296,250
    Texas Petrochemical
      Corp.
      11.125%, 07/01/06           500        427,500
    United Industries Corp.
      Cl-B
      9.875%, 04/01/09            625        521,875
                                        ------------
                                           4,729,788
                                        ------------
  CLOTHING & APPAREL -- 0.7%
    GFSI, Inc. Cl-B
      9.625%, 03/01/07            675        462,375
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07+, ++++      575          8,625
    William Carter Co.
      10.875%, 08/15/11 144A      500        527,500
                                        ------------
                                             998,500
                                        ------------

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
  CONGLOMERATES -- 0.5%
    Eagle-Picher Industries,
      Inc.
      9.375%, 03/01/08        $   900   $    472,500
    Trizec Financial Ltd.
      10.875%, 10/15/05           275        273,625
                                        ------------
                                             746,125
                                        ------------
  CONSTRUCTION -- 0.7%
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07            675        597,375
    Nortek, Inc.
      9.125%, 09/01/07            325        320,125
                                        ------------
                                             917,500
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 5.0%
    Albecca, Inc.
      10.75%, 08/15/08            675        678,375
    American Greetings Corp.
      11.75%, 07/15/08 144A       400        388,000
    Amscan Holdings, Inc.
      9.875%, 12/15/07            600        477,000
    Armkel LLC
      9.50%, 08/15/09 144A        300        316,500
    Boyds Collection Ltd.
      9.00%, 05/15/08             340        338,300
    Cabot Safety Corp.
      12.50%, 07/15/05            450        443,250
    Chattem, Inc. Cl-B
      8.875%, 04/01/08            675        610,875
    Diamond Brands
      Operating, Inc.
      10.125%, 04/15/08++++        50          6,750
      12.83%, 04/15/09
      [STEP]                       50            750
    Glenoit Corp.
      11.00%, 04/15/07+,
      ++++                        175              2
    Jostens, Inc.
      12.75%, 05/01/10            625        665,625
    Levi Strauss & Co.
      11.625%, 01/15/08           675        486,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07            300        286,500
    Owens & Minor, Inc.
      8.50%, 07/15/11 144A        300        318,000
    Playtex Products, Inc.
      9.375%, 06/01/11            800        839,999
    Revlon Consumer Products
      Corp.
      8.625%, 02/01/08          1,100        555,500
    Sleepmaster, Inc.
      11.00%, 05/15/09            250         52,500
    Volume Services America,
      Inc.
      11.25%, 03/01/09            400        382,000
                                        ------------
                                           6,845,926
                                        ------------

ASAF FEDERATED HIGH YIELD BOND FUND

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
CONTAINERS & PACKAGING --
3.2%
    Huntsman Packaging Corp.
      13.00%, 06/01/10        $   475   $    415,625
    Owens-Illinois, Inc.
      7.85%, 05/15/04           1,300      1,153,750
      8.10%, 05/15/07             450        380,250
      7.35%, 05/15/08             350        276,500
    Plastipak Holdings
      10.75%, 09/01/11 144A       750        783,750
    Riverwood International
      Corp.
      10.625%, 08/01/07           575        606,625
    Russell Stanley
      Holdings, Inc.
      10.875%, 02/15/09+,
      ++++                        300         31,500
    Sealed Air Corp.
      8.75%, 07/01/08 144A        700        718,207
                                        ------------
                                           4,366,207
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Amphenol Corp.
      9.875%, 05/15/07            260        270,400
    CMS Energy Corp.
      8.90%, 07/15/08             350        363,125
    WESCO Distribution, Inc.
      Cl-B
      9.125%, 06/01/08          1,075        892,250
                                        ------------
                                           1,525,775
                                        ------------
  ENTERTAINMENT & LEISURE -- 2.8%
    AMF Group, Inc.
      12.25%, 03/15/06+,
      ++++                        512          3,840
    Belo Corp.
      8.00%, 11/01/08             275        278,751
    Florida Panthers
      Holdings, Inc.
      9.875%, 04/15/09            725        732,250
    Premier Parks, Inc.
      9.25%, 04/01/06              75         75,000
      9.75%, 06/15/07             500        506,250
      10.321%, 04/01/08
      [STEP]                    2,150      1,822,125
    True Temper Sports, Inc.
      10.875%, 12/01/08           425        420,750
                                        ------------
                                           3,838,966
                                        ------------
  ENVIRONMENTAL SERVICES -- 3.3%
    Allied Waste North
      America Co.
      8.875%, 04/01/08            750        765,000
      10.00%, 08/01/09          2,075      2,116,500
    Allied Waste North
      America Co. Cl-B
      7.625%, 01/01/06          1,100      1,116,500
      7.875%, 01/01/09            525        525,000
                                        ------------
                                           4,523,000
                                        ------------

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
  FARMING & AGRICULTURE -- 1.2%
    AGCO Corp.
      9.50%, 05/01/08         $   900   $    936,000
    Dimon, Inc.
      9.625%, 10/15/11 144A       225        232,875
    Pilgrim's Pride Corp.
      9.625%, 09/15/11            375        393,750
    Royster-Clark, Inc.
      10.25%, 04/01/09            200        143,000
                                        ------------
                                           1,705,625
                                        ------------
  FINANCIAL -- BANK & TRUST -- 1.3%
    GS Escrow Corp.
      7.125%, 08/01/05          1,700      1,735,105
                                        ------------
  FINANCIAL SERVICES -- 1.7%
    Caithness Coso Funding
      Corp.
      9.05%, 12/15/09             750        738,750
    Unifrax Investment Corp.
      10.50%, 11/01/03            625        593,750
    Yell Finance BV
      10.75%, 08/01/11            475        505,875
      13.50%, 08/01/11
      [STEP]                      925        522,625
                                        ------------
                                           2,361,000
                                        ------------
  FOOD -- 2.9%
    Agrilink Foods, Inc.
      11.875%, 11/01/08         1,050        929,250
    Del Monte Foods Co.
      9.25%, 05/15/11 144A        775        813,750
    Dominos, Inc. Cl-B
      10.375%, 01/15/09           600        630,000
    Eagle Family Foods, Inc.
      Cl-B
      8.75%, 01/15/08             600        393,000
    Jitney-Jungle Stores,
      Inc.
      10.375%, 09/15/07++++       150             15
    Michael Foods, Inc.
      11.75%, 04/01/11            650        702,000
    Nebco Evans Holding Co.
      10.875%, 07/15/07
      [STEP]++++                  125             13
    New World Pasta Co.
      9.25%, 02/15/09             250        201,250
    Smithfield Foods, Inc.
      8.00%, 10/15/09 144A        250        260,625
                                        ------------
                                           3,929,903
                                        ------------
  FURNITURE -- 0.5%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07            125        116,250
      11.057%, 12/15/07
      [STEP]                      775        627,750
                                        ------------
                                             744,000
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
HEALTHCARE SERVICES -- 5.8%
    Alliance Imaging, Inc.
      10.375%, 04/15/11       $   825   $    886,875
    HCA, Inc.
      6.91%, 06/15/05           1,000      1,041,900
      8.75%, 09/01/10           1,000      1,134,999
    Hudson Respiratory Care,
      Inc.
      9.125%, 04/15/08            750        341,250
    InSight Health Services
      Corp.
      9.875%, 11/01/11 144A       200        208,000
    Magellan Health
      Services, Inc.
      9.375%, 11/15/07 144A       350        369,250
      9.00%, 02/15/08             200        195,000
    Manor Care, Inc.
      8.00%, 03/01/08             725        768,551
    Tenet Healthcare Corp.
      8.00%, 01/15/05             975      1,054,219
      7.625%, 06/01/08            100        104,500
      8.125%, 12/01/08          1,125      1,212,187
    Triad Hospitals, Inc.
      8.75%, 05/01/09             300        325,500
    Vanguard Health Systems,
      Inc.
      9.75%, 08/01/11 144A        350        370,125
                                        ------------
                                           8,012,356
                                        ------------
  HOTELS & MOTELS -- 1.4%
    Courtyard by Marriott II
      Ltd. Cl-B
      10.75%, 02/01/08            350        351,750
    Felcor Lodging L.P.
      8.50%, 06/01/11 144A        350        316,750
    Hilton Hotels Corp.
      7.625%, 05/15/08            525        499,138
      8.25%, 02/15/11             175        166,462
    MeriStar Hospitality
      Corp.
      9.00%, 01/15/08 [REIT]      200        172,000
      9.125%, 01/15/11 144A
      [REIT]                      575        485,875
                                        ------------
                                           1,991,975
                                        ------------
  INDUSTRIAL PRODUCTS -- 1.4%
    Blount, Inc.
      7.00%, 06/15/05             125         95,625
      13.00%, 08/01/09            425        235,875
    Continental Global
      Group, Inc. Cl-B
      11.00%, 04/01/07            100         44,500
    Dresser, Inc.
      9.375%, 04/15/11 144A       700        731,500

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
    Hexcel Corp.
      7.00%, 08/01/03         $    82   $     48,790
      9.75%, 01/15/09             450        227,250
    Tekni-Plex, Inc.
      12.75%, 06/15/10            575        520,375
                                        ------------
                                           1,903,915
                                        ------------
  INTERNET SERVICES -- 0.5%
    Call-Net Enterprises,
      Inc.
      8.949%, 08/15/07
      [STEP]                      425        115,813
      9.441%, 08/15/08
      [STEP]                      425         99,875
      11.162%, 05/15/09
      [STEP]                    1,700        331,499
    PSINet, Inc.
      11.50%, 11/01/08++++        325         26,813
      11.00%, 08/01/09++++        800         66,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05++++        525         43,313
                                        ------------
                                             683,313
                                        ------------
  MACHINERY & EQUIPMENT -- 2.5%
    Briggs & Stratton Corp.
      8.875%, 03/15/11            400        405,000
    Clark Materials Handling
      Corp. Cl-D
      10.75%, 11/15/06+,
      ++++                        150             15
    Columbus McKinnon Corp.
      8.50%, 04/01/08             700        605,500
    Lone Star Technologies,
      Inc.
      9.00%, 06/01/11 144A        525        427,875
    Simonds Industries, Inc.
      10.25%, 07/01/08            500        252,500
    United Rentals, Inc.
      10.75%, 04/15/08 144A     1,075      1,134,125
      9.25%, 01/15/09             600        561,000
                                        ------------
                                           3,386,015
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 3.2%
    ALARIS Medical Systems,
      Inc.
      9.75%, 12/01/06             275        254,375
      11.625%, 12/01/06 144A      400        425,000
    AmeriSourceBergen Corp.
      8.125%, 09/01/08 144A       225        239,625
    CONMED Corp.
      9.00%, 03/15/08             625        634,375
    Fisher Scientific
      International, Inc.
      9.00%, 02/01/08             625        631,250
      9.00%, 02/01/08             875        883,750
    Hanger Orthopedic Group,
      Inc.
      11.25%, 06/15/09            450        380,250
    Kinetic Concepts, Inc.
      Cl-B
      9.625%, 11/01/07          1,025      1,019,875
                                        ------------
                                           4,468,500
                                        ------------

ASAF FEDERATED HIGH YIELD BOND FUND

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
METALS & MINING -- 2.0%
    AEI Resources, Inc.
      10.50%, 12/15/05
      144A+, ++++             $   450   $    226,125
      11.50%, 12/15/06
      144A+, ++++                 300         36,750
    California Steel
      Industries, Inc.
      8.50%, 04/01/09             350        313,250
    Euramax International
      PLC
      11.25%, 10/01/06            725        656,125
    Metals USA, Inc.
      8.625%, 02/15/08            525        317,625
    Murrin Murrin Holdings
      PTY
      9.375%, 08/31/07            250        188,750
    Neenah Corp. Cl-B
      11.125%, 05/01/07           525        296,625
    Neenah Corp. Cl-F
      11.125%, 05/01/07           525        296,625
    Republic Technologies,
      Inc.
      13.75%, 07/15/09++++        400         30,000
    Ryerson Tull, Inc.
      9.125%, 07/15/06            375        339,375
                                        ------------
                                           2,701,250
                                        ------------
  OFFICE EQUIPMENT -- 0.7%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09            800        692,000
    Global Imaging Systems,
      Inc.
      10.75%, 02/15/07            250        231,250
                                        ------------
                                             923,250
                                        ------------
  OIL & GAS -- 2.3%
    AmeriGas Partners L.P.
      8.875%, 05/20/11 144A       200        208,000
    BRL Universal Equipment
      Corp.
      8.875%, 02/15/08            550        569,250
    Comstock Resources, Inc.
      11.25%, 05/01/07            200        199,000
    Continental Resources,
      Inc.
      10.25%, 08/01/08            375        328,125
    Forest Oil Corp.
      10.50%, 01/15/06            450        474,750
    Hanover Equipment Trust
      8.75%, 09/01/11 144A        525        551,250
    Pennzoil-Quaker State
      Co.
      10.00%, 11/01/08 144A       250        254,375
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09           500        536,250
                                        ------------
                                           3,121,000
                                        ------------

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
  PAPER & FOREST PRODUCTS -- 1.8%
    Georgia-Pacific Corp.
      7.50%, 05/15/06         $   350   $    358,323
      8.125%, 05/15/11          1,025      1,045,767
    Riverwood International
      Corp.
      10.875%, 04/01/08           200        195,500
    Stone Container Corp.
      9.75%, 02/01/11             875        923,125
                                        ------------
                                           2,522,715
                                        ------------
  PRINTING & PUBLISHING -- 1.2%
    Hollinger International
      Publishing Co.
      9.25%, 03/15/07             300        286,500
    Primedia, Inc.
      8.875%, 05/15/11 144A       425        346,375
    Quebecor Media, Inc.
      11.125%, 07/15/11           675        708,750
      13.75%, 07/15/11
      [STEP]                      425        231,625
    Ziff Davis Media, Inc.
      12.00%, 07/15/10            300         88,500
                                        ------------
                                           1,661,750
                                        ------------
  REAL ESTATE -- 1.2%
    HMH Properties, Inc.
      Cl-A
      7.875%, 08/01/05            400        360,000
    HMH Properties, Inc.
      Cl-B
      7.875%, 08/01/08            675        587,250
    HMH Properties, Inc.
      Cl-C
      8.45%, 12/01/08             850        743,750
                                        ------------
                                           1,691,000
                                        ------------
  RESTAURANTS -- 0.6%
    Advantica Restaurant
      Group, Inc.
      11.25%, 01/15/08            250        161,250
    Carrols Corp.
      9.50%, 12/01/08             675        610,875
                                        ------------
                                             772,125
                                        ------------
  RETAIL & MERCHANDISING -- 0.7%
    K Mart Corp.
      9.375%, 02/01/06            125        115,781
    Michaels Stores, Inc.
      9.25%, 07/01/09             600        627,000
    Petco Animal Supplies,
      Inc.
      10.75%, 11/01/11 144A       275        283,250
                                        ------------
                                           1,026,031
                                        ------------
  SEMICONDUCTORS -- 0.2%
    Fairchild Semiconductor
      Corp.
      10.375%, 10/01/07           150        153,000
      10.75%, 04/15/09            200         71,000
                                        ------------
                                             224,000
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
TELECOMMUNICATIONS -- 14.0%
    Airgate PCS, Inc.
      13.839%, 10/01/09
      [STEP]                  $ 1,150   $    833,750
    Alamosa Delaware, Inc.
      12.50%, 02/01/11            350        348,250
    Alamosa PCS Holdings,
      Inc.
      13.683%, 02/15/10
      [STEP]                    1,250        715,625
    American Tower Corp.
      9.375%, 02/01/09            500        405,000
    Asia Global Crossing
      Ltd.
      13.375%, 10/15/10           350         96,250
    Crown Castle
      International Corp.
      10.483%, 05/15/11
      [STEP]                    1,100        643,500
      11.272%, 08/01/11
      [STEP]                    1,000        590,000
    Dolphin Telecom PLC
      14.00%, 05/15/09
      [STEP]++++                  600          8,250
    Echostar Broadband Corp.
      10.375%, 10/01/07         1,200      1,260,000
    Global Crossing Holdings
      Ltd.
      9.50%, 11/15/09           1,250        212,500
    Level 3 Communications,
      Inc.
      12.81%, 12/01/08
      [STEP]                    1,266        294,345
    McLeodUSA, Inc.
      9.955%, 03/01/07
      [STEP]                    1,250        268,750
      8.375%, 03/15/08            150         34,500
      9.50%, 11/01/08              75         18,000
      8.125%, 02/15/09            700        161,000
    Millicom International
      Cellular, Inc.
      13.50%, 06/01/06
      [STEP]                    1,050        645,750
    Nextel Communications,
      Inc.
      18.265%, 09/15/07
      [STEP]                      550        368,500
      10.628%, 02/15/08
      [STEP]                    2,650      1,576,749
      9.375%, 11/15/09          1,625      1,145,625
    Nextel International,
      Inc.
      12.125%, 04/15/08
      [STEP]                       50          1,750
    Nextel Partners, Inc.
      13.664%, 02/01/09
      [STEP]                      260        146,900
      11.00%, 03/15/10            375        268,125

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
    NEXTLINK Communications,
      Inc.
      11.077%, 04/15/08
      [STEP]                  $   950   $    114,000
      12.283%, 06/01/09
      [STEP]                    2,525        214,625
    NTL Communications Corp.
      Cl-B
      10.732%, 10/01/08
      [STEP]                    1,800        711,000
    NTL, Inc. Cl-B
      11.50%, 02/01/06
      [STEP]                    1,050        645,750
      11.196%, 04/01/08
      [STEP]                    2,875      1,164,375
    Pegasus Satellite, Inc.
      15.213%, 03/01/07
      [STEP]                      425        235,875
    Rogers Cantel, Inc.
      8.80%, 10/01/07             225        216,000
    Rogers Wireless, Inc.
      9.625%, 05/01/11            500        506,250
    Telecommunications
      Techniques Co.
      9.75%, 05/15/08           1,450        703,250
    TeleWest Communications
      PLC
      11.00%, 10/01/07          1,075        838,500
    Tritel PCS, Inc.
      11.511%, 05/15/09
      [STEP]                    1,025        902,000
    Triton PCS, Inc.
      13.458%, 05/01/08
      [STEP]                      725        659,750
      9.375%, 02/01/11            700        738,500
    Viatel, Inc.
      13.739%, 04/15/08
      [STEP]++++                1,800          9,000
    VoiceStream Wireless Co.
      10.375%, 11/15/09           300        343,500
      11.611%, 11/15/09
      [STEP]                    1,275      1,059,844
    WinStar Communications
      10.519%, 04/15/10
      [STEP]++++                1,125          5,625
    XM Satellite Radio, Inc.
      14.00%, 03/15/10            375        185,625
                                        ------------
                                          19,296,588
                                        ------------
  TRANSPORTATION -- 1.6%
    Allied Holdings, Inc.
      Cl-B
      8.625%, 10/01/07            550        228,250
    Ameritruck Distribution
      Corp. Cl-B
      12.25%, 11/15/05+,
      ++++                         50              5
    Gearbulk Holding Ltd.
      11.25%, 12/01/04            825        841,500

ASAF FEDERATED HIGH YIELD BOND FUND

----------------------------------------------------
                                PAR
                               (000)       VALUE
----------------------------------------------------
    Holt Group, Inc.
      9.75%, 01/15/06+, ++++  $   100   $      3,500
    Stena AB
      10.50%, 12/15/05            200        193,000
      8.75%, 06/15/07           1,050        939,750
                                        ------------
                                           2,206,005
                                        ------------
  UTILITIES -- 4.5%
    Calpine Corp.
      8.50%, 02/15/11           2,750      2,849,467
    CMS Energy Corp.
      7.50%, 01/15/09             850        833,000
      8.50%, 04/15/11           1,050      1,071,000
    El Paso Electric Co.
      Cl-E
      9.40%, 05/01/11             650        730,360
    International Utility
      Structures, Inc.
      10.75%, 02/01/08            125         56,875
    Niagara Mohawk Power
      Corp. Cl-H
      7.788%, 07/01/10
      [STEP]                      650        617,331
                                        ------------
                                           6,158,033
                                        ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $152,189,566)                    123,926,395
                                        ------------
                              SHARES
                              ------
PREFERRED STOCK -- 1.6%
  BROADCASTING -- 0.8%
    Sinclair Capital Cl-A
      11.625%*                 12,125      1,097,312
                                        ------------
  FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK]++++*           663             83
                                        ------------
  HEALTHCARE SERVICES -- 0.0%
    River Holding Corp. Cl-B
      11.50% [PIK]*               739         26,235
                                        ------------
  PRINTING & PUBLISHING -- 0.7%
    Primedia, Inc. Cl-D
      10.00%                    5,700        259,350
    Primedia, Inc. Cl-F
      9.20%                     7,750        352,625
    Primedia, Inc. Cl-H
      8.625%                    6,500        315,250
                                        ------------
                                             927,225
                                        ------------
  TELECOMMUNICATIONS -- 0.1%
    Nextel Communications,
      Inc. Cl-E
      11.125% [PIK]*               25         10,125
    Pegasus Communications
      Corp. CL-A
      12.75% [PIK]*               144        122,783
                                        ------------
                                             132,908
                                        ------------
TOTAL PREFERRED STOCK
  (Cost $3,370,464)                        2,183,763
                                        ------------

----------------------------------------------------
                              SHARES       VALUE
----------------------------------------------------
COMMON STOCK -- 0.0%
  ADVERTISING -- 0.0%
    Advanstar Holdings Corp.
      Warrants*                   225   $          2
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 0.0%
    Jostens, Inc. Warrants*       475          9,679
                                        ------------
  METALS & MINING -- 0.0%
    Republic Technologies
      Warrants*                   400              0
                                        ------------
  PAPER & FOREST PRODUCTS -- 0.0%
    Pliant Corp. Warrants*        475            950
                                        ------------
  TELECOMMUNICATIONS -- 0.0%
    XM Satellite Radio
      Holdings, Inc.
      Warrants*                   450            281
                                        ------------
TOTAL COMMON STOCK
  (Cost $79,313)                              10,912
                                        ------------
                                PAR
                               (000)
                               -----
REPURCHASE AGREEMENTS -- 6.7%
  Greenwich Capital Markets,
    Inc., 2.50%, dated
    10/31/01, maturing
    11/01/01, repurchase
    price $9,279,644,
    (Collateralized by U.S.
    Treasury Notes, 5.625%,
    par value $8,922,000,
    market value $9,461,989,
    due 11/30/02)
  (Cost $9,279,000)           $ 9,279      9,279,000
                                        ------------
                              SHARES
                              ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                 3,064          3,064
    Temporary Investment
      Fund                      3,064          3,064
                                        ------------
  (Cost $6,128)                                6,128
                                        ------------
TOTAL INVESTMENTS -- 98.2%
  (Cost $164,924,471)                    135,406,198
OTHER ASSETS LESS LIABILITIES -- 1.8%      2,433,798
                                        ------------
NET ASSETS -- 100.0%                    $137,839,996
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.
See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALLIANCE GROWTH FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 99.2%
  BEVERAGES -- 0.9%
    Anheuser-Busch
      Companies, Inc.        27,800    $  1,158,148
                                       ------------
  BROADCASTING -- 0.7%
    Liberty Media Corp.
      Cl-A*sec.              72,400         846,356
                                       ------------
  BUSINESS SERVICES -- 1.6%
    First Data Corp.sec.     28,600       1,932,502
                                       ------------
  CABLE TELEVISION -- 1.4%
    Comcast Corp.
      Cl-A*sec.              47,000       1,684,480
                                       ------------
  COMPUTER HARDWARE -- 1.3%
    Dell Computer
      Corp.*sec.             23,700         568,326
    International Business
      Machines Corp.          9,100         983,437
                                       ------------
                                          1,551,763
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 10.4%
    Cisco Systems, Inc.*    110,700       1,873,044
    Electronic Data
      Systems Corp.sec.      82,600       5,316,962
    Microsoft Corp.*sec.     77,900       4,529,885
    Oracle Corp.*            27,500         372,900
    Sun Microsystems,
      Inc.*sec.              23,900         242,585
    Veritas Software
      Corp.*sec.             12,400         351,912
                                       ------------
                                         12,687,288
                                       ------------
  CONGLOMERATES -- 6.6%
    Philip Morris Co.,
      Inc.sec.               43,000       2,012,400
    Tyco International
      Ltd.sec.              122,200       6,004,908
                                       ------------
                                          8,017,308
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 2.9%
    Colgate-Palmolive
      Co.sec.                23,900       1,374,728
    Johnson & Johnson Co.    36,900       2,136,879
                                       ------------
                                          3,511,607
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.2%
    General Electric Co.    174,100       6,338,981
                                       ------------
  ENTERTAINMENT & LEISURE -- 7.2%
    AOL Time Warner, Inc.*  150,400       4,693,984
    Harley-Davidson,
      Inc.sec.               40,000       1,810,400
    Viacom, Inc. Cl-B*       61,300       2,238,063
                                       ------------
                                          8,742,447
                                       ------------
  FINANCIAL -- BANK & TRUST -- 4.8%
    MBNA Corp.sec.          212,700       5,872,647
                                       ------------
  FINANCIAL SERVICES -- 14.7%
    Citigroup, Inc.sec.     137,400       6,254,448
    Fannie Mae               18,700       1,513,952
    Freddie Mac              62,800       4,259,096
    Goldman Sachs Group,
      Inc.sec.               15,300       1,195,848
    Household
      International,
      Inc.sec.               44,500       2,327,350

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Merrill Lynch & Co.,
      Inc.                   40,600    $  1,774,626
    Morgan Stanley Dean
      Witter & Co.sec.       11,500         562,580
                                       ------------
                                         17,887,900
                                       ------------
  FOOD -- 0.5%
    Sysco Corp.              23,600         568,996
                                       ------------
  HEALTHCARE SERVICES -- 7.2%
    Cardinal Health,
      Inc.sec.               34,100       2,288,451
    Tenet Healthcare
      Corp.*                 33,600       1,932,672
    UnitedHealth Group,
      Inc.                   67,300       4,424,975
    Wellpoint Health
      Networks, Inc.*S        1,200         133,908
                                       ------------
                                          8,780,006
                                       ------------
  INSURANCE -- 1.9%
    American International
      Group, Inc.            27,800       2,185,080
    The Principal
      Financial Group*sec.    8,500         191,250
                                       ------------
                                          2,376,330
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Baxter International,
      Inc.                   32,000       1,547,840
    Medtronic, Inc.sec.      26,300       1,059,890
                                       ------------
                                          2,607,730
                                       ------------
  OIL & GAS -- 0.3%
    BP PLC [ADR]              8,800         425,392
                                       ------------
  PHARMACEUTICALS -- 7.4%
    American Home Products
      Corp.                  10,900         608,547
    Pfizer, Inc.            161,200       6,754,280
    Schering-Plough Corp.    45,800       1,702,844
                                       ------------
                                          9,065,671
                                       ------------
  RETAIL & MERCHANDISING -- 12.0%
    Home Depot, Inc.sec.     93,400       3,570,682
    Kohl's Corp.*sec.       103,400       5,750,074
    Target Corp.             40,800       1,270,920
    Wal-Mart Stores, Inc.    26,500       1,362,100
    Walgreen Co.             83,900       2,716,682
                                       ------------
                                         14,670,458
                                       ------------
  SEMICONDUCTORS -- 0.9%
    Intel Corp.              19,200         468,864
    Texas Instruments,
      Inc.                   23,300         652,167
                                       ------------
                                          1,121,031
                                       ------------
  TELECOMMUNICATIONS -- 9.2%
    AT&T Wireless
      Services, Inc.*sec.   210,100       3,033,844
    Nokia Corp. Cl-A
      [ADR]sec.             230,800       4,733,708

ASAF ALLIANCE GROWTH FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Sprint Corp. (PCS
      Group)*sec.            85,100    $  1,897,730
    Vodafone Group PLC
      [ADR]sec.              66,100       1,528,232
                                       ------------
                                         11,193,514
                                       ------------
TOTAL COMMON STOCK
  (Cost $131,579,524)                   121,040,555
                                       ------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $131,579,524)                   121,040,555
OTHER ASSETS LESS LIABILITIES -- 0.8%     1,037,520
                                       ------------
NET ASSETS -- 100.0%                   $122,078,075
                                       ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALLIANCE GROWTH AND INCOME FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 95.2%
  AEROSPACE -- 1.2%
    Honeywell
      International, Inc.    134,300    $  3,968,565
                                        ------------
  AIRLINES -- 1.2%
    AMR Corp.*               151,200       2,751,840
    Continental Airlines,
      Inc. Cl-B*sec.          65,000       1,136,850
                                        ------------
                                           3,888,690
                                        ------------
  BEVERAGES -- 2.2%
    Anheuser-Busch
      Companies, Inc.        170,000       7,082,200
                                        ------------
  BROADCASTING -- 0.6%
    Liberty Media Corp.
      Cl-A*sec.              175,000       2,045,750
                                        ------------
  CABLE TELEVISION -- 3.4%
    Comcast Corp.
      Cl-A*sec.              300,000      10,752,000
                                        ------------
  CHEMICALS -- 2.0%
    DuPont, (E.I.) de
      Nemours & Co.           70,000       2,799,300
    Eastman Chemical Co.      20,000         686,200
    Lyondell Chemical
      Co.sec.                160,000       2,129,600
    Solutia, Inc.             75,000         900,000
                                        ------------
                                           6,515,100
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 1.6%
    BEA Systems,
      Inc.*sec.              170,000       2,063,800
    Electronic Data
      Systems Corp.           45,000       2,896,650
                                        ------------
                                           4,960,450
                                        ------------
  CONGLOMERATES -- 8.2%
    Philip Morris Co.,
      Inc.sec.               155,000       7,254,000
    Tyco International
      Ltd.sec.               255,000      12,530,700
    United Technologies
      Corp.                  120,000       6,466,800
                                        ------------
                                          26,251,500
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 2.3%
    Avon Products,
      Inc.sec.               160,000       7,492,800
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.4%
    Flextronics
      International Ltd.*    250,000       4,975,000
    General Electric Co.     150,000       5,461,500
    Sanmina Corp.*sec.       300,000       4,542,000
    Solectron Corp.*sec.     175,000       2,152,500
                                        ------------
                                          17,131,000
                                        ------------
  ENTERTAINMENT & LEISURE -- 0.7%
    Disney, (Walt)
      Co.sec.                125,000       2,323,750
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 13.3%
    Bank of America Corp.    166,000    $  9,792,340
    Bank One Corp.           300,000       9,957,000
    J.P. Morgan Chase &
      Co.sec.                365,000      12,906,400
    KeyCorp                  225,000       4,783,500
    MBNA Corp.                85,000       2,346,850
    National City Corp.       85,000       2,244,000
                                        ------------
                                          42,030,090
                                        ------------
  FINANCIAL SERVICES -- 9.6%
    Citigroup, Inc.          325,000      14,794,000
    Household
      International,
      Inc.sec.               200,000      10,460,000
    Washington Mutual,
      Inc.sec.               175,000       5,283,250
                                        ------------
                                          30,537,250
                                        ------------
  FOOD -- 3.4%
    Kroger Co.*sec.          450,000      11,007,000
                                        ------------
  HEALTHCARE SERVICES -- 2.5%
    Cardinal Health, Inc.     27,500       1,845,525
    IMS Health, Inc.          82,500       1,763,025
    Tenet Healthcare
      Corp.*                  75,000       4,314,000
                                        ------------
                                           7,922,550
                                        ------------
  INSURANCE -- 2.1%
    ACE Ltd.sec.              50,000       1,762,500
    American
      International
      Group, Inc.             29,000       2,279,400
    PMI Group, Inc.sec.       50,000       2,772,500
                                        ------------
                                           6,814,400
                                        ------------
  INTERNET SERVICES -- 0.7%
    Juniper Networks,
      Inc.*sec.               97,500       2,173,275
                                        ------------
  MACHINERY & EQUIPMENT -- 1.4%
    Baker Hughes,
      Inc.sec.               125,000       4,478,750
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Abbott Laboratories       85,000       4,503,300
                                        ------------
  OIL & GAS -- 11.6%
    Apache Corp.              35,000       1,806,000
    BP PLC [ADR]             155,000       7,492,700
    Devon Energy
      Corp.sec.                3,000         114,900
    Enron Corp.sec.          350,000       4,865,000
    ExxonMobil Corp.          60,000       2,367,000
    Kerr-McGee Corp.          90,000       5,184,000
    Noble Drilling Corp.*    200,000       6,110,000
    Phillips Petroleum
      Co.sec.                 50,000       2,720,500
    Transocean Sedco
      Forex, Inc.sec.        200,000       6,030,000
                                        ------------
                                          36,690,100
                                        ------------

ASAF ALLIANCE GROWTH AND INCOME FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
PHARMACEUTICALS -- 3.3%
    Pharmacia Corp.          115,000    $  4,659,800
    Schering-Plough Corp.    160,000       5,948,800
                                        ------------
                                          10,608,600
                                        ------------
  RAILROADS -- 1.6%
    Union Pacific
      Corp.sec.              100,000       5,201,000
                                        ------------
  RETAIL & MERCHANDISING -- 0.7%
    Home Depot, Inc.          60,000       2,293,800
                                        ------------
  SEMICONDUCTORS -- 1.9%
    Fairchild
      Semiconductor
      Corp.*                 100,000       2,125,000
    Micron Technology,
      Inc.*sec.              175,000       3,983,000
                                        ------------
                                           6,108,000
                                        ------------
  TELECOMMUNICATIONS -- 7.5%
    Amdocs Ltd.*sec.          85,000       2,219,350
    AT&T Corp.sec.           515,000       7,853,750
    AT&T Wireless
      Services, Inc.*sec.    139,983       2,021,355
    BellSouth Corp.           50,000       1,850,000
    Lucent Technologies,
      Inc.sec.               370,500       2,482,350
    SBC Communications,
      Inc.                   135,000       5,144,850
    Sprint Corp. (FON
      Group)                  50,000       1,000,000
    WorldCom, Inc.*          100,000       1,345,000
                                        ------------
                                          23,916,655
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  UTILITIES -- 5.4%
    AES Corp.*sec.            58,100    $    804,685
    Ameren Corp.sec.          60,000       2,406,000
    Dynegy, Inc.sec.         250,000       8,975,000
    FirstEnergy Corp.sec.     65,000       2,239,900
    FPL Group, Inc.sec.       50,000       2,655,000
                                        ------------
                                          17,080,585
                                        ------------
TOTAL COMMON STOCK
  (Cost $318,632,633)                    303,777,160
                                        ------------
SHORT-TERM INVESTMENTS -- 6.2%
    Temporary Investment
      Cash Fund            9,887,757       9,887,757
    Temporary Investment
      Fund                 9,887,756       9,887,756
                                        ------------
  (Cost $19,775,513)                      19,775,513
                                        ------------
TOTAL
  INVESTMENTS -- 101.4%
  (Cost $338,408,146)                    323,552,673
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.4%)                       (4,392,882)
                                        ------------
NET ASSETS -- 100.0%                    $319,159,791
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS OVERSEAS GROWTH FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
FOREIGN STOCK -- 87.3%
  AUSTRALIA -- 0.3%
    Computershare Ltd.       299,348    $    759,937
                                        ------------
  BELGIUM -- 1.3%
    Interbrew 144A           121,118       3,146,064
                                        ------------
  BERMUDA -- 4.8%
    Tyco International
      Ltd.                   241,305      11,857,727
                                        ------------
  BRAZIL -- 3.1%
    Embraer Aircraft
      Corp. SA [ADR]          89,720       1,539,595
    Empresa Brasileira de
      Aeronautica SA
      [ADR]                  219,865       4,221,408
    Petroleo Brasileiro
      SA NY Reg. [ADR]        99,080       1,981,600
                                        ------------
                                           7,742,603
                                        ------------
  CANADA -- 5.1%
    Bombardier, Inc. Cl-B    172,096       1,117,225
    Canadian National
      Railway Co.             16,290         652,996
    Corus Entertainment,
      Inc.*                   64,647       1,071,610
    Fairmont Hotels &
      Resorts, Inc.*          34,721         618,658
    Husky Energy, Inc.       130,852       1,484,518
    PanCanadian Energy
      Corp.                   76,998       2,145,023
    Rogers
      Communications,
      Inc. Cl-B*              23,219         308,640
    Shaw Communications,
      Inc. Cl-B              183,627       3,386,441
    Suncor Energy, Inc.       65,991       2,013,087
                                        ------------
                                          12,798,198
                                        ------------
  CHINA -- 0.5%
    PetroChina Co. Ltd.
      Cl-H                 6,890,000       1,298,493
                                        ------------
  FINLAND -- 1.3%
    Nokia AB Oyj              92,448       1,934,240
    Nokia Corp. Cl-A
      [ADR]                   68,599       1,406,965
                                        ------------
                                           3,341,205
                                        ------------
  FRANCE -- 7.8%
    Accor SA                  52,032       1,634,128
    Altran Technologies
      SA                      16,235         745,738
    AXA SA                    85,376       1,868,554
    European Aeronautic
      Defense SA              20,904         242,875
    Sanofi-Synthelabo SA      22,616       1,492,062
    Schneider Electric SA     28,488       1,141,275

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    STMicroelectronics NV    132,645    $  3,751,320
    Technip-Coflexip SA        5,771         652,836
    TotalFinaELF SA Cl-B      56,562       7,947,178
                                        ------------
                                          19,475,966
                                        ------------
  GERMANY -- 4.9%
    Bayerische Motoren
      Werke AG                30,288         901,310
    Deutsche Boerse AG
      144A                    94,430       3,270,167
    Marschollek,
      Lautenschlaeger und
      Partner AG              27,983       1,875,127
    Muenchener
      Rueckversicherungs-
      Gesellschaft AG          2,483         656,370
    Porsche AG Pfd.           15,143       4,193,924
    Schering AG                6,754         348,866
    Siemens AG                21,410       1,038,017
                                        ------------
                                          12,283,781
                                        ------------
  HONG KONG -- 4.1%
    China Mobile Ltd.*       667,200       2,022,974
    China Mobile Ltd.
      [ADR]*                 150,080       2,284,218
    Citic Pacific Ltd.       141,000         289,229
    Legend Holdings Ltd.   7,020,000       2,947,485
    Li & Fung Ltd.           474,000         452,728
    Television Broadcasts
      Ltd.                   738,000       2,176,143
                                        ------------
                                          10,172,777
                                        ------------
  ISRAEL -- 0.8%
    Check Point Software
      Technologies Ltd.*      42,135       1,243,825
    Teva Pharmaceutical
      Industries Ltd.
      [ADR]                   11,025         681,345
                                        ------------
                                           1,925,170
                                        ------------
  ITALY -- 0.1%
    Recordati SPA             12,613         236,063
                                        ------------
  JAPAN -- 11.6%
    Eisai Co. Ltd.            30,000         767,126
    Hoya Corp.                28,000       1,672,154
    Japan Tobacco, Inc.          441       2,882,235
    Kirin Brewery Co.
      Ltd.                   320,000       2,436,502
    NTT Mobile
      Communication
      Network, Inc.              710       9,628,691
    Rohm Co. Ltd.              9,500       1,011,274
    Sony Corp.                34,700       1,312,536
    Takeda Chemical
      Industries Ltd.         96,000       4,650,790
    Tokio Marine & Fire
      Insurance Co. Ltd.      28,000         228,978
    Tokyo Electron Ltd.       17,000         698,583

ASAF JANUS OVERSEAS GROWTH FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    TonenGeneral Sekiyu
      K.K.                    97,000    $    779,772
    Yamanouchi
      Pharmaceutical Co.
      Ltd.                    94,000       2,787,631
                                        ------------
                                          28,856,272
                                        ------------
  KOREA -- 0.5%
    Korea Tobacco &
      Ginseng Co. 144A
      [GDR]*                  73,746         544,983
    Samsung Electronics
      Co.                      5,210         698,019
                                        ------------
                                           1,243,002
                                        ------------
  LUXEMBOURG -- 0.1%
    Thiel Logistik AG*        10,367         191,693
                                        ------------
  MEXICO -- 5.2%
    America Movil Cl-L
      [ADR]                  155,535       2,333,025
    Grupo Televisa SA
      [GDR]*                 152,995       4,658,698
    Telefonos de Mexico
      SA Cl-L [ADR]          175,950       5,992,857
                                        ------------
                                          12,984,580
                                        ------------
  NETHERLANDS -- 9.5%
    Aegon NV                 139,051       3,494,153
    AKZO Nobel NV             34,196       1,402,902
    ASM Lithography
      Holding NV*             70,284       1,012,838
    ASM Lithography
      Holding NV NY Reg.*     78,697       1,131,663
    Elsevier NV               34,360         399,524
    Euronext*                 24,073         402,196
    Getronics NV             272,793         727,258
    Heineken NV               11,857         436,245
    Koninklijke Ahold NV     179,706       5,059,587
    Philips Electronics
      NV                      45,731       1,039,594
    Royal Dutch Petroleum
      Co.                      1,533          78,011
    Royal Dutch Petroleum
      Co. NY Reg.              8,530         430,850
    Unilever NV               83,413       4,372,404
    Vedior NV 144A           146,152       1,342,668
    Wolters Kluwer NV        106,309       2,232,863
                                        ------------
                                          23,562,756
                                        ------------
  NORWAY -- 0.6%
    Orkla ASA Cl-A            88,641       1,477,109
                                        ------------
  SINGAPORE -- 0.2%
    Datadraft Asia Ltd.      158,925         514,917
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  SPAIN -- 3.3%
    Banco Bilbao Vizcaya
      SA                     436,019    $  4,881,352
    Repsol SA                 41,063         595,443
    Telefonica SA*           220,729       2,652,032
                                        ------------
                                           8,128,827
                                        ------------
  SWEDEN -- 2.4%
    Assa Abloy AB Cl-B       236,724       2,704,514
    Securitas AB Cl-B        194,482       3,245,999
                                        ------------
                                           5,950,513
                                        ------------
  SWITZERLAND -- 5.9%
    Julius Baer Holdings
      AG Cl-B                  6,150       1,879,409
    Roche Holding AG          55,800       3,870,064
    Serono SA Cl-B             4,048       3,200,461
    Swiss Reinsurance         11,973       1,231,850
    Swiss Reinsurance
      Rights                  11,973               0
    Syngenta AG Reg.*         44,869       2,294,450
    Zurich Financial
      Services AG              9,333       2,137,660
                                        ------------
                                          14,613,894
                                        ------------
  UNITED KINGDOM -- 13.9%
    AMVESCAP PLC              53,497         637,971
    AstraZeneca Group PLC     63,767       2,875,779
    BBA Group PLC            432,395       1,380,298
    BP PLC                    31,232         252,087
    Cambridge Antibody
      Technology Group
      PLC*                    12,516         306,161
    Capita Group PLC         342,906       2,169,313
    Chubb PLC                999,963       2,039,598
    Diageo PLC               274,525       2,740,818
    Energis PLC*             393,098         410,186
    GlaxoSmithKline PLC       11,771         316,696
    Lloyds TSB Group PLC      93,712         945,829
    Michael Page
      International PLC      248,139         404,176
    Oxford GlycoSciences
      PLC*                   114,135         788,443
    Pearson PLC              213,320       2,553,226
    Reckitt Benckiser PLC    469,723       6,557,992
    Reed International
      PLC                     33,105         271,056
    Safeway PLC              434,926       2,213,815
    Smith and Nephew PLC     491,444       2,764,154
    Standard Chartered
      PLC                    186,017       1,858,520
    Vodafone Group PLC       951,532       2,200,282
    WPP Group PLC             78,814         713,511
                                        ------------
                                          34,399,911
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $241,404,105)                    216,961,458
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
U.S. STOCK -- 2.7%
  ENERGY SERVICES -- 0.1%
    PanCanadian Energy
      Corp.*                   7,705    $    213,436
                                        ------------
  OIL & GAS -- 1.5%
    Schlumberger Ltd.         81,155       3,929,525
                                        ------------
  RAILROADS -- 0.3%
    Canadian National
      Railway Co.             18,560         734,976
                                        ------------
  TELECOMMUNICATIONS -- 0.8%
    Amdocs Ltd.*              74,420       1,943,106
                                        ------------
TOTAL U.S. STOCK
  (Cost $7,501,930)                        6,821,043
                                        ------------
                              PAR
                             (000)
                           ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.2%
     Federal Home Loan Bank
      2.39%, 11/20/01      $  10,000       9,987,386
      2.46%, 11/20/01         12,000      11,984,420
                                        ------------
                                          21,971,806
                                        ------------
    Federal Home Loan Mortgage Corp.
      2.48%, 11/01/01          1,000       1,000,000
                                        ------------
  (Cost $22,971,806)                      22,971,806
                                        ------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $271,877,841)                    246,754,307
OTHER ASSETS LESS
  LIABILITIES -- 0.8%                      2,008,775
                                        ------------
NET ASSETS -- 100.0%                    $248,763,082
                                        ============

Foreign currency exchange contracts outstanding at October 31, 2001:

                                                                       UNREALIZED
SETTLEMENT            CONTRACTS TO     IN EXCHANGE     CONTRACTS     APPRECIATION/
MONTH        TYPE       RECEIVE            FOR          AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
11/01        Buy    CAD   1,900,000    $  1,214,178   $  1,196,018     $  (18,160)
02/02        Buy    CAD   5,200,000       3,331,216      3,270,812        (60,404)
11/01        Buy    CHF   8,500,000       4,784,451      5,200,537        416,086
11/01        Buy    EUR  66,525,000      58,593,854     59,861,612      1,267,758
01/02        Buy    EUR   1,200,000       1,066,932      1,075,919          8,987
11/01        Buy    GBP  11,200,000      16,068,761     16,280,202        211,441
11/01        Buy    HKD 214,900,000      27,532,978     27,526,701         (6,277)
11/01        Buy    JPY 3,220,000,000    26,537,771     26,289,155       (248,616)
01/02        Buy    JPY  700,000,000      5,912,897      5,742,621       (170,276)
02/02        Buy    JPY  20,000,000         164,174        164,014           (160)
                                       ------------   ------------     ----------
                                       $145,207,212   $146,607,591     $1,400,379
                                       ============   ============     ==========

                                                                       UNREALIZED
SETTLEMENT            CONTRACTS TO     IN EXCHANGE     CONTRACTS     APPRECIATION/
MONTH        TYPE       DELIVER            FOR          AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
11/01        Sell   CAD  4,400,000     $  2,853,585   $  2,769,685    $    83,900
02/02        Sell   CAD  5,200,000        3,365,302      3,270,778         94,524
11/01        Sell   CHF  14,800,000       8,769,572      9,054,358       (284,786)
04/02        Sell   CHF   7,700,000       4,644,604      4,712,884        (68,280)
11/01        Sell   EUR  83,725,000      74,270,919     75,323,199     (1,052,280)

                                                                       UNREALIZED
SETTLEMENT            CONTRACTS TO     IN EXCHANGE     CONTRACTS     APPRECIATION/
MONTH        TYPE       DELIVER            FOR          AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------
01/02        Sell   EUR   2,400,000    $  2,084,713   $  2,151,886    $   (67,173)
02/02        Sell   EUR   2,100,000       1,891,833      1,882,359          9,474
04/02        Sell   EUR  12,100,000      10,726,026     10,820,774        (94,748)
05/02        Sell   EUR   9,725,000       8,759,308      8,703,240         56,068
11/01        Sell   GBP  14,300,000      20,514,180     20,774,585       (260,405)
02/02        Sell   GBP    625,000          900,730        903,454         (2,724)
04/02        Sell   GBP   2,800,000       3,951,529      4,030,738        (79,209)
05/02        Sell   GBP   5,900,000       8,501,900      8,497,767          4,133
11/01        Sell   HKD 273,300,000      35,000,851     35,004,810         (3,959)
02/02        Sell   HKD  16,000,000       2,051,545      2,051,571            (26)
11/01        Sell   JPY 3,775,000,000    31,465,880     30,814,574        651,306
01/02        Sell   JPY  40,000,000         326,937        328,028         (1,091)
02/02        Sell   JPY  700,000,000      5,860,915      5,742,673        118,242
04/02        Sell   JPY 1,440,000,000    11,846,334     11,865,406        (19,072)
05/02        Sell   JPY  715,000,000      5,923,778      5,900,314         23,464
01/02        Sell   KOR 750,000,000         572,570        580,977         (8,407)
04/02        Sell   MXP  38,000,000       3,936,291      3,922,733         13,558
                                       ------------   ------------    -----------
                                       $248,219,302   $249,106,793    $  (887,491)
                                       ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 2001. Percentages are based on net assets. (Unaudited)

INDUSTRY
--------
Advertising                                 0.3%
Aerospace                                   2.1%
Agriculture                                 1.4%
Automobile Manufacturers                    2.0%
Beverages                                   3.5%
Broadcasting                                6.1%
Business Services                           1.6%
Chemicals                                   1.5%
Computer Hardware                           1.8%
Computer Services & Software                0.6%
Conglomerates                               0.1%
Construction                                0.6%
Consumer Products & Services                8.9%
Electronic Components & Equipment           2.0%
Entertainment & Leisure                     0.4%
Financial -- Bank & Trust                   3.8%
Financial Services                          2.5%
Food                                        5.3%
Healthcare Services                         1.8%
Hotels & Motels                             0.9%
Insurance                                   3.9%
Machinery & Equipment                       0.5%
Metals & Mining                             1.1%
Oil & Gas                                   9.3%
Pharmaceuticals                             9.0%
Printing & Publishing                       0.2%
Semiconductors                              3.1%
Telecommunications                         12.7%
Transportation                              0.3%
                                           -----
TOTAL                                      87.3%
                                           =====

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.
See Notes to Financial Statements.

ASAF MARSICO CAPITAL GROWTH FUND

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 93.4%
  ADVERTISING -- 1.0%
    Omnicom Group,
      Inc.sec.               87,950    $  6,752,801
                                       ------------
  AEROSPACE -- 9.7%
    Embraer Aircraft Corp.
      SA [ADR]              153,714       2,637,732
    General Dynamics Corp.  410,350      33,484,560
    Lockheed Martin
      Corp.sec.             625,278      30,494,808
                                       ------------
                                         66,617,100
                                       ------------
  AIRLINES -- 2.7%
    SkyWest, Inc.           189,146       3,461,372
    Southwest Airlines Co.  945,590      15,034,881
                                       ------------
                                         18,496,253
                                       ------------
  BEVERAGES -- 4.7%
    Anheuser-Busch
      Companies, Inc.       145,395       6,057,156
    Coors, (Adolph) Co.
      Cl-B                   86,293       4,293,077
    PepsiCo, Inc.           449,436      21,892,027
                                       ------------
                                         32,242,260
                                       ------------
  CABLE TELEVISION -- 2.8%
    Comcast Corp.
      Cl-A*sec.             544,254      19,506,063
                                       ------------
  COMPUTER HARDWARE -- 2.9%
    International Business
      Machines Corp.        185,692      20,067,734
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 4.3%
    Microsoft Corp.*sec.    509,502      29,627,541
                                       ------------
  CONGLOMERATES -- 2.1%
    Tyco International
      Ltd.sec.              295,920      14,541,509
                                       ------------
  CONSTRUCTION -- 0.1%
    MDC Holdings, Inc.       17,242         459,844
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 3.9%
    Estee Lauder
      Companies, Inc.
      Cl-Asec.               50,188       1,618,563
    Johnson & Johnson Co.   432,868      25,067,386
                                       ------------
                                         26,685,949
                                       ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.3%
    General Electric Co.    808,493      29,437,230
                                       ------------
  FINANCIAL -- BANK & TRUST -- 0.7%
    Northern Trust
      Corp.sec.              89,637       4,525,772
                                       ------------
  FINANCIAL SERVICES -- 17.8%
    Citigroup, Inc.         770,762      35,085,087
    Fannie Mae              317,224      25,682,455
    Lehman Brothers
      Holdings, Inc.        338,163      21,121,661
    USA Education,
      Inc.sec.              392,422      32,005,939
    Washington Mutual,
      Inc.sec.              303,986       9,177,337
                                       ------------
                                        123,072,479
                                       ------------
  FOOD -- 2.8%
    Kraft Foods, Inc. Cl-A  475,958      16,063,582
    Unilever NV NY Reg.      56,718       2,948,202
                                       ------------
                                         19,011,784
                                       ------------

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
  HEALTHCARE SERVICES -- 10.4%
    Quest Diagnostic,
      Inc.*sec.             141,786    $  9,269,969
    Tenet Healthcare
      Corp.*sec.            570,621      32,822,121
    UnitedHealth Group,
      Inc.sec.              463,263      30,459,542
                                       ------------
                                         72,551,632
                                       ------------
  HOTELS & MOTELS -- 1.6%
    Four Seasons Hotels,
      Inc.sec.              289,409      11,067,000
                                       ------------
  MACHINERY & EQUIPMENT -- 1.4%
    Smith International,
      Inc.*                 200,536       9,485,353
                                       ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Baxter International,
      Inc.                  161,198       7,797,147
    Forest Laboratories,
      Inc.*                  30,892       2,297,747
    InterMune, Inc.*         34,136       1,490,719
                                       ------------
                                         11,585,613
                                       ------------
  OIL & GAS -- 0.1%
    Devon Energy Corp.       20,960         802,768
                                       ------------
  RAILROADS -- 0.3%
    Union Pacific
      Corp.sec.              34,140       1,775,621
                                       ------------
  RETAIL & MERCHANDISING -- 13.7%
    Costco Wholesale
      Corp.*                539,218      20,398,617
    Home Depot, Inc.        754,671      28,851,073
    Tiffany & Co.sec.       798,252      18,671,114
    Wal-Mart Stores, Inc.   531,597      27,324,086
                                       ------------
                                         95,244,890
                                       ------------
  TELECOMMUNICATIONS -- 4.4%
    Amdocs Ltd.*sec.         50,394       1,315,787
    Clear Channel
      Communications,
      Inc.*                 111,597       4,254,078
    L-3 Communications
      Holdings, Inc.*sec.    48,812       4,240,298
    QUALCOMM, Inc.*         316,606      15,529,525
    Sprint Corp. (PCS
      Group)*sec.           182,688       4,073,942
    Vodafone Group PLC
      [ADR]                  27,576         637,557
                                       ------------
                                         30,051,187
                                       ------------
TOTAL COMMON STOCK
  (Cost $640,710,133)                   643,608,383
                                       ------------
FOREIGN STOCK -- 3.0%
  AUTOMOBILE MANUFACTURERS
    Bayerische Motoren
      Werke AG -- (DEM)     472,988      14,075,173
    Porsche AG -- (DEM)      22,824       6,321,213
                                       ------------
  (Cost $24,393,888)                     20,396,386
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank
      2.46%, 11/01/01
  (Cost $17,000,000)        $17,000    $ 17,000,000
                                       ------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $682,104,021)                   681,004,769
OTHER ASSETS LESS LIABILITIES -- 1.1%
                                          7,758,633
                                       ------------
NET ASSETS -- 100.0%                   $688,763,402
                                       ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN MID-CAP GROWTH FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 92.9%
  BEVERAGES -- 1.3%
    Pepsi Bottling Group,
      Inc.                    65,100    $  3,025,848
                                        ------------
  BROADCASTING -- 1.4%
    Westwood One, Inc.*      135,200       3,216,408
                                        ------------
  CABLE TELEVISION -- 2.3%
    Charter
      Communications,
      Inc. Cl-A*sec.         274,300       3,878,602
    Univision
      Communications,
      Inc. Cl-A*sec.          57,200       1,430,000
                                        ------------
                                           5,308,602
                                        ------------
  CAPITAL GOODS -- 1.0%
    American Standard
      Companies,
      Inc.*sec.               41,100       2,379,690
                                        ------------
  CLOTHING & APPAREL -- 2.0%
    Abercrombie & Fitch
      Co. Cl-A*              119,000       2,239,580
    Talbots, Inc.             82,300       2,345,550
                                        ------------
                                           4,585,130
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 11.7%
    Affiliated Computer
      Services, Inc.
      Cl-A*sec.               13,900       1,223,895
    Cadence Design
      Systems, Inc.*         201,300       4,255,482
    Citrix Systems,
      Inc.*sec.              105,200       2,461,680
    Electronic Arts,
      Inc.*sec.               51,600       2,655,336
    Emulex Corp.*             67,800       1,605,504
    Intuit, Inc.*sec.         78,500       3,157,270
    Network Appliance,
      Inc.*                  110,000       1,463,000
    NVIDIA Corp.*sec.         57,400       2,460,164
    Peregrine Systems,
      Inc.*sec.              242,100       3,495,924
    SunGard Data Systems,
      Inc.*sec.              117,000       2,948,400
    Veritas Software
      Corp.*sec.              44,100       1,251,558
                                        ------------
                                          26,978,213
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 0.9%
    Avon Products,
      Inc.sec.                45,000       2,107,350
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 6.9%
    AVX Corp.                 57,300       1,060,623
    Flextronics
      International Ltd.*    214,800       4,274,520
    Intersil Corp. Cl-A*     158,200       5,181,050
    KLA-Tencor Corp.*sec.     51,200       2,092,032
    Sanmina Corp.*sec.       217,000       3,285,380
                                        ------------
                                          15,893,605
                                        ------------
  ENTERTAINMENT & LEISURE -- 1.8%
    International Game
      Technology,
      Inc.*sec.               79,600       4,063,580
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  FINANCIAL -- BANK & TRUST -- 1.3%
    National Commerce
      Financial Corp.        131,200    $  2,984,800
                                        ------------
  FINANCIAL SERVICES -- 7.1%
    Affiliated Managers
      Group, Inc.*            54,200       3,344,140
    Concord EFS,
      Inc.*sec.              135,000       3,694,950
    Investment Technology
      Group*                  39,500       2,544,195
    Legg Mason, Inc.sec.      65,200       2,745,572
    SEI Investments Co.       93,300       2,868,975
    Waddell & Reed
      Financial, Inc.
      Cl-A                    51,100       1,302,539
                                        ------------
                                          16,500,371
                                        ------------
  FOOD -- 0.6%
    Krispy Kreme
      Doughnuts,
      Inc.*sec.               37,100       1,297,387
                                        ------------
  HEALTHCARE SERVICES -- 5.8%
    Community Health
      Systems, Inc.*sec.      28,400         710,000
    HealthSouth Corp.*       108,900       1,417,878
    Laboratory Corp. of
      America Holdings*       49,800       4,292,760
    Quest Diagnostic,
      Inc.*                   70,600       4,615,828
    Universal Health
      Services, Inc.
      Cl-B*sec.               56,100       2,265,879
                                        ------------
                                          13,302,345
                                        ------------
  INSURANCE -- 1.5%
    XL Capital Ltd.           40,700       3,535,202
                                        ------------
  INTERNET SERVICES -- 2.1%
    Juniper Networks,
      Inc.*sec.               55,200       1,230,408
    VeriSign, Inc.*sec.       95,700       3,704,547
                                        ------------
                                           4,934,955
                                        ------------
  MACHINERY & EQUIPMENT -- 3.6%
    Stanley Workssec.         61,000       2,337,520
    Thermo Electron
      Corp.*                 105,800       2,236,612
    Weatherford
      International,
      Inc.*                  108,025       3,697,696
                                        ------------
                                           8,271,828
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 6.6%
    Forest Laboratories,
      Inc.*sec.               49,100       3,652,058
    Genzyme Corp.*sec.       120,550       6,503,673
    Guidant Corp.*            85,700       3,557,407
    Zimmer Holdings,
      Inc.*                   47,100       1,455,861
                                        ------------
                                          15,168,999
                                        ------------
  OIL & GAS -- 5.9%
    EOG Resources,
      Inc.sec.                84,600       2,992,302
    Rowan Companies,
      Inc.                   203,800       3,442,182

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Talisman Energy,
      Inc.                   111,000    $  3,897,210
    XTO Energy, Inc.         188,750       3,397,500
                                        ------------
                                          13,729,194
                                        ------------
  PERSONAL SERVICES -- 1.5%
    Apollo Group, Inc.
      Cl-A*sec.               86,400       3,512,160
                                        ------------
  PHARMACEUTICALS -- 13.0%
    Andrx Group*sec.          46,900       3,045,217
    Cephalon, Inc.*sec.       22,500       1,418,625
    Express Scripts, Inc.
      Cl-A*sec.               60,600       2,480,964
    Gilead Sciences,
      Inc.*sec.               34,100       2,144,890
    Human Genome
      Sciences, Inc.*sec.     70,200       2,992,626
    IDEC Pharmaceuticals
      Corp.*sec.             107,200       6,427,711
    ImClone Systems,
      Inc.*sec.               54,700       3,347,093
    MedImmune, Inc.*sec.      78,100       3,064,644
    Millennium
      Pharmaceuticals,
      Inc.*                  119,000       3,029,740
    Shire Pharmaceuticals
      Group PLC [ADR]*        45,900       2,051,730
                                        ------------
                                          30,003,240
                                        ------------
  RETAIL & MERCHANDISING -- 4.9%
    Bed Bath & Beyond,
      Inc.*sec.               80,800       2,024,848
    Best Buy Co.,
      Inc.*sec.               62,800       3,447,720
    BJ's Wholesale Club,
      Inc.*sec.               53,500       2,716,195
    Toys 'R' Us,
      Inc.*sec.              165,600       3,146,400
                                        ------------
                                          11,335,163
                                        ------------
  SEMICONDUCTORS -- 5.4%
    Broadcom Corp.
      Cl-A*sec.              109,700       3,774,777

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Integrated Device
      Technology, Inc.*      105,500    $  2,938,175
    Maxim Integrated
      Products, Inc.*         53,700       2,456,775
    Novellus Systems,
      Inc.*sec.               37,700       1,245,231
    Xilinx, Inc.*sec.         64,800       1,971,216
                                        ------------
                                          12,386,174
                                        ------------
  TELECOMMUNICATIONS -- 4.3%
    Ciena Corp.*sec.          73,700       1,198,362
    Harris Corp.              66,600       2,283,048
    L-3 Communications
      Holdings, Inc.*sec.     38,600       3,353,182
    Scientific-Atlanta,
      Inc.                    47,000         980,890
    Triton PCS Holdings,
      Inc.*                   66,200       2,130,316
                                        ------------
                                           9,945,798
                                        ------------
TOTAL COMMON STOCK
  (Cost $220,491,793)                    214,466,042
                                        ------------
SHORT-TERM INVESTMENTS -- 4.7%
     Temporary Investment
       Cash Fund           5,434,022       5,434,022
    Temporary Investment
      Fund                 5,434,022       5,434,022
                                        ------------
  (Cost $10,868,044)                      10,868,044
                                        ------------
TOTAL INVESTMENTS -- 97.6%
  (Cost $231,359,837)                    225,334,086
OTHER ASSETS LESS
  LIABILITIES -- 2.4%                      5,456,980
                                        ------------
NET ASSETS -- 100.0%                    $230,791,066
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF NEUBERGER BERMAN MID-CAP VALUE FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 96.0%
  AUTOMOTIVE PARTS -- 2.5%
    Lear Corp.*               83,800    $  2,572,660
    Visteon Corp.            180,300       2,145,570
                                        ------------
                                           4,718,230
                                        ------------
  BROADCASTING -- 3.0%
    Belo Corp. Cl-A          129,900       2,221,290
    USA Networks, Inc.*       95,400       1,759,176
    Westwood One, Inc.*       74,700       1,777,113
                                        ------------
                                           5,757,579
                                        ------------
  BUILDING MATERIALS -- 2.6%
    The Sherwin-Williams
      Co.                    131,200       3,196,032
    Vulcan Materials Co.      43,100       1,791,667
                                        ------------
                                           4,987,699
                                        ------------
  BUSINESS SERVICES -- 3.9%
    Certegy, Inc.*            34,400         980,400
    ChoicePoint, Inc.*        41,200       1,762,536
    Dun & Bradstreet
      Corp.*                  59,000       1,844,340
    KPMG Consulting,
      Inc.*                   51,700         636,944
    Viad Corp.               118,300       2,306,850
                                        ------------
                                           7,531,070
                                        ------------
  CABLE TELEVISION -- 1.1%
    Cablevision Systems
      Corp. Cl-A*sec.         62,600       2,144,050
                                        ------------
  CHEMICALS -- 1.0%
    Air Products &
      Chemicals, Inc.         50,000       2,002,000
                                        ------------
  CLOTHING & APPAREL -- 1.8%
    Payless ShoeSource,
      Inc.*                   47,800       2,526,230
    Ross Stores, Inc.         31,700         992,210
                                        ------------
                                           3,518,440
                                        ------------
  COMPUTER HARDWARE -- 1.0%
    Apple Computer,
      Inc.*sec.              108,800       1,910,528
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 2.7%
    Cadence Design
      Systems, Inc.*          98,000       2,071,720
    GTECH Holdings Corp.*     76,500       3,052,350
                                        ------------
                                           5,124,070
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 2.5%
    Arrow Electronics,
      Inc.*sec.               61,700       1,508,565
    Comverse Technology,
      Inc.*                   83,500       1,570,635
    Mentor Graphics
      Corp.*                  84,500       1,602,120
                                        ------------
                                           4,681,320
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  ENVIRONMENTAL SERVICES -- 1.5%
    Waste Management,
      Inc.sec.               118,700    $  2,908,150
                                        ------------
  FINANCIAL -- BANK & TRUST -- 4.8%
    Astoria Financial
      Corp.                   42,800       2,229,452
    Comerica, Inc.            29,500       1,359,655
    Golden State Bancorp,
      Inc.sec.                74,400       1,886,784
    GreenPoint Financial
      Corp.                   67,100       2,150,555
    Southtrust Corp.          71,500       1,620,190
                                        ------------
                                           9,246,636
                                        ------------
  FINANCIAL SERVICES -- 8.9%
    AMBAC Financial
      Group, Inc.             62,950       3,021,600
    Federated Investors,
      Inc.                    65,100       1,699,110
    MBIA, Inc.                58,700       2,703,722
    MidCap SPDR Trust
      Series I Fund          115,200       9,521,279
                                        ------------
                                          16,945,711
                                        ------------
  FOOD -- 2.6%
    Archer Daniels
      Midland Co.            188,275       2,622,671
    Suiza Foods
      Corp.*sec.              38,200       2,252,654
                                        ------------
                                           4,875,325
                                        ------------
  HEALTHCARE SERVICES -- 1.7%
    Omnicare, Inc.           161,300       3,206,644
                                        ------------
  HOTELS & MOTELS -- 1.0%
    Starwood Hotels &
      Resorts Worldwide,
      Inc.sec.                89,000       1,961,560
                                        ------------
  INSURANCE -- 10.6%
    ACE Ltd.sec.              52,600       1,854,150
    Chubb Corp.sec.           33,700       2,301,710
    CIGNA Corp.               41,600       3,032,640
    John Hancock
      Financial Services,
      Inc.                    52,700       1,796,016
    Radian Group, Inc.        72,300       2,448,801
    St. Paul Companies,
      Inc.sec.                50,500       2,317,950
    The Phoenix
      Companies, Inc.*        91,800       1,179,630
    The Principal
      Financial Group,
      Inc.*sec.               20,700         465,750
    Willis Group Holdings
      Ltd.*sec.              133,000       3,097,570
    XL Capital Ltd.           16,700       1,450,562
                                        ------------
                                          19,944,779
                                        ------------
  INTERNET SERVICES -- 1.2%
    Sabre Holdings Corp.*     87,300       2,295,990
                                        ------------
  MACHINERY & EQUIPMENT -- 1.4%
    Pall Corp.sec.           134,500       2,730,350
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
    AmerisourceBergen
      Corp.                   23,750    $  1,509,550
    Beckman Coulter, Inc.     68,400       2,904,948
    Becton, Dickinson &
      Co.                     81,200       2,906,960
                                        ------------
                                           7,321,458
                                        ------------
  OFFICE EQUIPMENT -- 1.4%
    Pitney Bowes, Inc.        73,600       2,698,176
                                        ------------
  OIL & GAS -- 7.8%
    Apache Corp.sec.          39,600       2,043,360
    Conoco, Inc.              54,000       1,387,800
    EOG Resources,
      Inc.sec.                63,900       2,260,143
    Imperial Oil Ltd.
      Cl-Asec.                38,200       1,050,882
    Ocean Energy,
      Inc.sec.                91,800       1,675,350
    Talisman Energy, Inc.     56,000       1,966,160
    USX-Marathon Group,
      Inc.                    87,100       2,403,089
    XTO Energy, Inc.         113,150       2,036,700
                                        ------------
                                          14,823,484
                                        ------------
  PHARMACEUTICALS -- 1.7%
    ICN Pharmaceuticals,
      Inc.sec.                78,900       1,910,169
    Teva Pharmaceutical
      Industries Ltd.
      [ADR]                   21,400       1,322,520
                                        ------------
                                           3,232,689
                                        ------------
  PRINTING & PUBLISHING -- 3.0%
    Knight-Ridder, Inc.       47,800       2,688,750
    Valassis
      Communications,
      Inc.*                   99,100       3,091,920
                                        ------------
                                           5,780,670
                                        ------------
  RAILROADS -- 2.1%
    Canadian National
      Railway Co.sec.         51,600       2,043,360
    CSX Corp.sec.             60,200       2,028,740
                                        ------------
                                           4,072,100
                                        ------------
  REAL ESTATE -- 5.2%
    Archstone-Smith Trust
      [REIT]sec.             116,800       2,826,560
    Avalonbay
      Communities, Inc.
      [REIT]                  64,900       2,946,460
    Boston Properties,
      Inc. [REIT]             38,600       1,364,510
    Equity Residential
      Properties Trust
      [REIT]                  52,800       1,370,160
    Vornado Realty Trust
      [REIT]                  37,200       1,458,240
                                        ------------
                                           9,965,930
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  RESTAURANTS -- 1.2%
    Tricon Global
      Restaurants,
      Inc.*sec.               45,900    $  2,322,081
                                        ------------
  RETAIL & MERCHANDISING -- 1.2%
    May Department Stores
      Co.                     72,700       2,286,415
                                        ------------
  TELECOMMUNICATIONS -- 1.0%
    Harris Corp.              54,000       1,851,120
                                        ------------
  TRANSPORTATION -- 1.5%
    Teekay Shipping Corp.    103,800       2,869,032
                                        ------------
  UTILITIES -- 10.3%
    Allegheny Energy,
      Inc.                    52,100       1,904,255
    American Electric
      Power Co., Inc.sec.     46,100       1,931,590
    Dominion Resources,
      Inc.sec.                32,400       1,980,288
    Equitable Resources,
      Inc.                    65,100       2,142,441
    Exelon Corp.              52,762       2,219,697
    FirstEnergy Corp.sec.     57,300       1,974,558
    Pinnacle West Capital
      Corp.                   46,900       1,976,835
    Sierra Pacific
      Resources Corp.        157,250       2,281,698
    Teco Energy, Inc.sec.     79,500       2,047,125
    UtiliCorp United,
      Inc.sec.                31,400         930,382
                                        ------------
                                          19,388,869
                                        ------------
TOTAL COMMON STOCK
  (Cost $186,251,397)                    183,102,155
                                        ------------
SHORT-TERM INVESTMENTS -- 4.4%
    Temporary Investment
      Cash Fund            4,170,670       4,170,670
    Temporary Investment
      Fund                 4,170,670       4,170,670
                                        ------------
  (Cost $8,341,340)                        8,341,340
                                        ------------
TOTAL
  INVESTMENTS -- 100.4%
  (Cost $194,592,737)                    191,443,495
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%)                          (740,204)
                                        ------------
NET ASSETS -- 100.0%                    $190,703,291
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF AIM INTERNATIONAL EQUITY FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
FOREIGN STOCK -- 93.3%
  AUSTRALIA -- 0.9%
    AMP Ltd.                  48,600    $   442,650
                             -------    -----------
  BRAZIL -- 0.8%
    Companhia de Bebidas
      das Americas [ADR]       8,200        133,168
    Petroleo Brasileiro SA    13,500        260,610
                                        -----------
                                            393,778
                                        -----------
  CANADA -- 9.5%
    Alberta Energy Co.
      Ltd.                    12,000        472,709
    Bank of Nova Scotia        9,000        248,739
    Biovail Corp.*            29,100      1,375,265
    Bombardier, Inc. Cl-B     50,600        328,489
    Celestica, Inc.*           7,200        247,104
    Loblaw Companies Ltd.     31,900        987,199
    Manulife Financial
      Corp.                   15,400        380,972
    Talisman Energy, Inc.     13,700        482,255
    TransCanada Pipelines
      Ltd.                     4,000         51,708
                                        -----------
                                          4,574,440
                                        -----------
  DENMARK -- 3.5%
    Danske Bank AS            39,600        586,728
    Novo Nordisk AS Cl-B      23,607        957,941
    Vestas Wind Systems AS     5,100        160,379
                                        -----------
                                          1,705,048
                                        -----------
  FRANCE -- 19.2%
    Altran Technologies SA    19,433        892,634
    Assurances Generales de
      France SA                8,030        371,019
    Aventis SA                16,000      1,178,071
    BNP Paribas SA            13,620      1,133,477
    Peugeot Citroen SA        23,550        957,662
    Pinault-Printemps
      Redoute SA               1,083        124,756
    Publicis Groupe SA         7,300        161,742
    Sanofi-Synthelabo SA      21,430      1,413,817
    Sodexho Alliance SA       11,100        522,863
    TotalFinaELF SA Cl-B       8,578      1,205,242
    Vinci SA                  10,100        609,480
    Vivendi Environment SA    18,076        695,337
                                        -----------
                                          9,266,100
                                        -----------
  GERMANY -- 5.5%
    Allianz AG                   750        176,846
    Altana AG                 30,200      1,414,404
    Bayerische Motoren
      Werke AG                 4,278        127,305
    Muenchener
      Rueckversicherungs-
      Gesellschaft AG          3,000        793,036
    Porsche AG Pfd.              470        130,169
                                        -----------
                                          2,641,760
                                        -----------
  HONG KONG -- 1.1%
    China Mobile Ltd.*        59,000        178,890
    CNOOC Ltd. [ADR]*         18,600        365,118
                                        -----------
                                            544,008
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  INDIA -- 0.6%
    Infosys Technologies
      Ltd. [ADR]               5,750    $   271,458
                                        -----------
  IRELAND -- 2.4%
    Bank of Ireland           65,300        584,018
    Elan Corp. PLC*           13,100        598,015
                                        -----------
                                          1,182,033
                                        -----------
  ISRAEL -- 2.7%
    Check Point Software
      Technologies Ltd.*       3,950        116,604
    Teva Pharmaceutical
      Industries Ltd. [ADR]   19,500      1,205,100
                                        -----------
                                          1,321,704
                                        -----------
  ITALY -- 3.9%
    Autostrade SPA            93,800        589,687
    Bulgari SPA               29,100        222,780
    Ente Nazionale
      Idrocarburi SPA         83,650      1,048,742
                                        -----------
                                          1,861,209
                                        -----------
  JAPAN -- 9.7%
    Banyu Pharmaceutical
      Co. Ltd.                12,000        233,324
    Crayfish Co. Ltd.
      [ADR]*                     590          5,599
    Fuji Photo Film Co.
      Ltd.                     7,000        231,036
    Fujisawa Pharmaceutical
      Co. Ltd.                19,000        456,354
    Hirose Electric Co.
      Ltd.                     5,300        388,824
    Honda Motor Co. Ltd.       8,700        312,022
    Hoya Corp.                 9,700        579,282
    Nintendo Co. Ltd.          1,100        169,666
    NTT Data Corp.                44        192,312
    NTT Mobile
      Communication
      Network, Inc.               34        461,092
    Ricoh Co. Ltd.            21,000        349,986
    Sharp Corp.               25,000        258,568
    Takeda Chemical
      Industries Ltd.          8,000        387,566
    Toyota Motor Corp.         6,100        148,009
    Trend Micro, Inc.*        23,000        494,179
                                        -----------
                                          4,667,819
                                        -----------
  KOREA -- 1.1%
    Korea Telecom Corp.
      [ADR]                   10,560        220,070
    Samsung Electronics
      Co.                      2,400        321,545
                                        -----------
                                            541,615
                                        -----------
  MEXICO -- 2.7%
    America Movil Cl-L
      [ADR]                   16,150        242,250
    Grupo Modelo SA de CV
      Cl-C                   102,700        235,326

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Telefonos de Mexico SA
      Cl-L                     8,750    $   298,025
    Wal-Mart de Mexico SA
      de CV Cl-C             233,900        506,126
                                        -----------
                                          1,281,727
                                        -----------
  NETHERLANDS -- 2.1%
    Koninklijke Ahold NV      31,300        881,245
    Wolters Kluwer NV          5,900        123,921
                                        -----------
                                          1,005,166
                                        -----------
  PORTUGAL -- 0.2%
    Portugal Telecom SA*      11,600         91,940
                                        -----------
  SINGAPORE -- 0.7%
    Datadraft Asia Ltd.      108,480        351,475
                                        -----------
  SPAIN -- 3.9%
    Banco Bilbao Vizcaya SA   10,700        119,789
    Banco Popular Espanol
      SA                      22,600        759,244
    Industria de Diseno
      Textil SA*              24,900        464,230
    Telefonica SA*            44,784        538,074
                                        -----------
                                          1,881,337
                                        -----------
  SWEDEN -- 1.6%
    Hennes & Mauritz AB
      Cl-B                    15,100        264,805
    Securitas AB Cl-B         30,300        505,722
                                        -----------
                                            770,527
                                        -----------
  SWITZERLAND -- 2.8%
    Nestle SA                  4,200        871,957
    Serono SA Cl-B               630        498,095
                                        -----------
                                          1,370,052
                                        -----------
  TAIWAN -- 0.8%
    Far Eastern Textile
      Ltd. [GDR] 144A          2,930          8,468
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*             30,830        398,015
                                        -----------
                                            406,483
                                        -----------
  UNITED KINGDOM -- 17.6%
    BP PLC                   137,300      1,108,209
    Capita Group PLC         150,990        955,202
    Man, (ED&F) Group PLC     15,900        256,209
    Matalan PLC                3,350         17,636
    Next PLC                  45,100        569,973
    Reckitt Benckiser PLC     65,800        918,660
    Rentokil Initial PLC     166,000        597,504
    Royal Bank of Scotland
      Group PLC               50,600      1,210,527
    Safeway PLC              143,800        731,956
    Shell Transport &
      Trading Co. PLC        105,900        793,160
    Smith and Nephew PLC      84,750        476,681

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Tesco PLC                125,400    $   442,249
    WPP Group PLC             47,850        433,191
                                        -----------
                                          8,511,157
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $48,948,834)                     45,083,486
                                        -----------
                               PAR
                              (000)
                              -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.9%
     Federal Home Loan Bank
       2.46%, 11/01/01
  (Cost $3,334,000)          $ 3,334      3,334,000
                                        -----------
TOTAL INVESTMENTS -- 100.2%
  (Cost $52,282,834)                     48,417,486
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2%)                          (95,574)
                                        -----------
NET ASSETS -- 100.0%                    $48,321,912
                                        ===========

Foreign currency exchange contracts outstanding at October 31, 2001:

SETTLEMENT          CONTRACTS TO    IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH        TYPE      RECEIVE          FOR       AT VALUE     DEPRECIATION
----------------------------------------------------------------------------
11/01         Buy    DKK  236,189     $28,793      $28,567        ($226)
11/01         Buy   JPY 8,523,008      70,033       69,630         (403)
                                      -------      -------        -----
                                      $98,826      $98,197        ($629)
                                      =======      =======        =====

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 2001. Percentages are based on net assets. (Unaudited)

INDUSTRY
--------
Advertising                                   1.2%
Aerospace                                     0.7%
Automobile Manufacturers                      3.5%
Beverages                                     0.8%
Broadcasting                                  0.3%
Business Services                             4.4%
Computer Services & Software                  0.8%
Construction                                  3.1%
Consumer Products & Services                  3.4%
Electronic Components & Equipment             2.8%
Entertainment & Leisure                       0.4%
Environmental Services                        1.4%
Financial -- Bank & Trust                     9.6%
Financial Services                            1.4%
Food                                          9.2%
Healthcare Services                           2.2%
Insurance                                     3.6%
Office Equipment                              0.7%
Oil & Gas                                    12.0%
Pharmaceuticals                              20.1%
Retail & Merchandising                        4.5%
Semiconductors                                0.8%
Telecommunications                            6.4%
                                             -----
TOTAL                                        93.3%
                                             =====

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the Schedules of Investments.

ASAF SANFORD BERNSTEIN MANAGED INDEX 500

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 96.0%
  ADVERTISING -- 0.4%
    Omnicom Group,
      Inc.sec.                5,200    $    399,256
                                       ------------
  AEROSPACE -- 1.6%
    Boeing Co.sec.           14,100         459,660
    Goodrich (B.F.) Corp.    14,600         311,710
    Honeywell
      International, Inc.     2,700          79,785
    Lockheed Martin
      Corp.sec.              13,300         648,641
    Raytheon Co.sec.         10,700         345,075
    Rockwell Collins,
      Inc.*                   2,500          33,750
                                       ------------
                                          1,878,621
                                       ------------
  AUTOMOBILE MANUFACTURERS -- 0.5%
    General Motors Corp.     12,600         520,632
                                       ------------
  AUTOMOTIVE PARTS -- 0.8%
    Eaton Corp.               7,000         458,080
    Genuine Parts Co.         3,586         116,545
    Goodyear Tire & Rubber
      Co.sec.                19,700         367,011
                                       ------------
                                            941,636
                                       ------------
  BEVERAGES -- 1.8%
    Anheuser-Busch
      Companies, Inc.         6,500         270,790
    Coca-Cola Co.sec.        20,700         991,116
    Coca-Cola Enterprises,
      Inc.sec.                4,000          73,400
    PepsiCo, Inc.            15,600         759,876
                                       ------------
                                          2,095,182
                                       ------------
  BUILDING MATERIALS -- 0.4%
    The Sherwin-Williams
      Co.                    17,300         421,428
                                       ------------
  BUSINESS SERVICES -- 1.0%
    First Data Corp.sec.      9,800         662,186
    Paychex, Inc.sec.        15,000         480,900
                                       ------------
                                          1,143,086
                                       ------------
  CABLE TELEVISION -- 0.4%
    Comcast Corp.
      Cl-A*sec.              13,000         465,920
                                       ------------
  CHEMICALS -- 1.8%
    Air Products &
      Chemicals, Inc.         7,500         300,300
    Dow Chemical Co.         25,800         857,850
    DuPont, (E.I.) de
      Nemours & Co.          14,100         563,859
    Hercules, Inc.           35,000         264,600
    Praxair, Inc.sec.         2,200         103,796
                                       ------------
                                          2,090,405
                                       ------------
  CLOTHING & APPAREL -- 0.3%
    Limited, Inc.             3,300          36,795
    Liz Claiborne, Inc.       2,500         113,750
    V.F. Corp.                5,812         193,075
                                       ------------
                                            343,620
                                       ------------

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
  COMPUTER HARDWARE -- 4.1%
    Compaq Computer Corp.    80,000    $    700,000
    Dell Computer Corp.*     39,600         949,608
    Hewlett-Packard
      Co.sec.                24,200         407,286
    International Business
      Machines Corp.sec.     23,900       2,582,873
    Palm, Inc.*              30,000          73,800
                                       ------------
                                          4,713,567
                                       ------------
  COMPUTER SERVICES & SOFTWARE -- 6.9%
    AutoDesk, Inc.            5,800         192,676
    Automatic Data
      Processing, Inc.sec.   13,200         681,912
    Cisco Systems, Inc.*     46,400         785,088
    Electronic Data
      Systems Corp.sec.       5,300         341,161
    Fiserv, Inc.*            14,000         520,660
    Microsoft Corp.*sec.     69,200       4,023,980
    Oracle Corp.*sec.        53,000         718,680
    Siebel Systems,
      Inc.*sec.               3,800          62,054
    Unisys Corp.*            47,000         419,710
    Veritas Software
      Corp.*sec.              1,800          51,084
                                       ------------
                                          7,797,005
                                       ------------
  CONGLOMERATES -- 3.8%
    Corning, Inc.             3,896          31,402
    ITT Industries,
      Inc.sec.                2,800         134,652
    Minnesota Mining &
      Manufacturing
      Co.sec.                 3,000         313,140
    National Service
      Industries, Inc.       15,000         266,100
    Philip Morris Co.,
      Inc.sec.               37,900       1,773,720
    Tyco International
      Ltd.sec.               33,200       1,631,448
    United Technologies
      Corp.                   2,400         129,336
                                       ------------
                                          4,279,798
                                       ------------
  CONSTRUCTION -- 0.3%
    Centex Corp.              6,600         252,516
    Pulte Corp.               4,400         143,000
                                       ------------
                                            395,516
                                       ------------
  CONSUMER PRODUCTS & SERVICES -- 5.0%
    Avon Products,
      Inc.sec.               11,000         515,130
    Bausch & Lomb,
      Inc.sec.                8,500         276,760
    Eastman Kodak Co.sec.     9,100         232,687
    Fortune Brands, Inc.     11,000         405,350
    Gillette Co.             17,400         540,966
    Johnson & Johnson Co.    29,000       1,679,390
    Newell Rubbermaid,
      Inc.sec.               14,500         400,780
    Procter & Gamble Co.     11,000         811,580
    Tupperware Corp.          9,900         201,861
    Whirlpool Corp.sec.      10,100         596,102
                                       ------------
                                          5,660,606
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
    Emerson Electric
      Co.sec.                 7,700    $    377,454
    General Electric
      Co.sec.                90,200       3,284,182
    Linear Technology
      Corp.sec.               4,100         159,080
    Rockwell International
      Corp.                   2,500          34,450
                                       ------------
                                          3,855,166
                                       ------------
  ENTERTAINMENT & LEISURE -- 2.7%
    AOL Time Warner, Inc.*   59,800       1,866,358
    Carnival Corp.sec.        8,000         174,240
    Disney, (Walt) Co.sec.   30,800         572,572
    Viacom, Inc. Cl-B*sec.   11,100         405,261
                                       ------------
                                          3,018,431
                                       ------------
  ENVIRONMENTAL SERVICES -- 0.2%
    Waste Management, Inc.    7,600         186,200
                                       ------------
  FINANCIAL -- BANK & TRUST -- 6.0%
    AmSouth Bancorporation   21,000         363,090
    Bank of America
      Corp.sec.              24,400       1,439,356
    Bank One Corp.sec.       22,600         750,094
    Charter One Financial,
      Inc.                    9,135         248,929
    FleetBoston Financial
      Corp.                  18,600         611,196
    J.P. Morgan Chase &
      Co.sec.                14,570         515,195
    KeyCorp                  15,000         318,900
    MBNA Corp.                9,300         256,773
    National City Corp.      24,200         638,880
    U.S. Bancorp             44,306         787,761
    Union Planters Corp.      2,400          97,200
    Wachovia Corp.           22,300         637,780
    Wells Fargo & Co.sec.     4,800         189,600
                                       ------------
                                          6,854,754
                                       ------------
  FINANCIAL SERVICES -- 7.8%
    American Express Co.     19,200         565,056
    Capital One Financial
      Corp.sec.              14,000         578,340
    Citigroup, Inc.sec.      70,933       3,228,870
    Countrywide Credit
      Industries, Inc.sec.    2,000          79,860
    Fannie Mae               14,800       1,198,208
    Freddie Mac              11,200         759,584
    Golden West Financial
      Corp.                   6,800         330,480
    Household
      International, Inc.     4,800         251,040
    Lehman Brothers
      Holdings, Inc.sec.      6,800         424,728
    MBIA, Inc.                1,350          62,181
    Merrill Lynch & Co.,
      Inc.sec.                8,200         358,422

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
    Morgan Stanley Dean
      Witter & Co.            5,800    $    283,736
    Washington Mutual,
      Inc.sec.               22,950         692,861
                                       ------------
                                          8,813,366
                                       ------------
  FOOD -- 3.6%
    Archer Daniels Midland
      Co.                    19,138         266,592
    ConAgra, Inc.sec.        22,769         521,410
    Heinz, (H.J.) Co.        12,700         538,988
    Kellogg Co.              13,500         411,750
    Kroger Co.*sec.          29,900         731,354
    Sara Lee Corp.           33,100         737,799
    SUPERVALU, Inc.sec.       7,400         157,916
    Unilever NV NY Reg.      15,000         779,700
                                       ------------
                                          4,145,509
                                       ------------
  HEALTHCARE SERVICES -- 2.4%
    Amgen, Inc.*sec.          2,700         153,414
    Cardinal Health, Inc.     6,500         436,215
    HCA- The Healthcare
      Co.                     8,500         337,110
    Humana, Inc.*            13,300         153,615
    IMS Health, Inc.         19,700         420,989
    Tenet Healthcare
      Corp.*sec.              4,000         230,080
    UnitedHealth Group,
      Inc.                   11,600         762,700
    Wellpoint Health
      Networks, Inc.*sec.     2,200         245,498
                                       ------------
                                          2,739,621
                                       ------------
  HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.      22,100         189,176
                                       ------------
  INSURANCE -- 3.6%
    American International
      Group, Inc.            21,294       1,673,708
    AON Corp.sec.             2,600          98,904
    Chubb Corp.sec.           5,900         402,970
    CIGNA Corp.               7,300         532,170
    MetLife, Inc.sec.        15,700         422,330
    MGIC Investment
      Corp.sec.               5,600         289,744
    St. Paul Companies,
      Inc.sec.                6,971         319,969
    Torchmark Corp.           9,500         351,785
                                       ------------
                                          4,091,580
                                       ------------
  INTERNET SERVICES -- 0.0%
    BroadVision, Inc.*       25,300          51,612
                                       ------------
  MACHINERY & EQUIPMENT -- 1.2%
    Black & Decker Corp.     12,000         397,080
    Caterpillar, Inc.sec.    11,500         514,280
    Cummins Engine Co.,
      Inc.                   16,000         500,960
                                       ------------
                                          1,412,320
                                       ------------

ASAF SANFORD BERNSTEIN MANAGED INDEX 500

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
MEDICAL SUPPLIES &
EQUIPMENT -- 1.6%
    Abbott Laboratories      20,000    $  1,059,600
    Baxter International,
      Inc.                    3,500         169,295
    Becton Dickinson & Co.    2,000          71,600
    Medtronic, Inc.sec.      11,700         471,510
    Zimmer Holdings, Inc.*    2,720          84,075
                                       ------------
                                          1,856,080
                                       ------------
  METALS & MINING -- 0.1%
    Alcan Aluminum,
      Ltd.sec.                3,100          94,705
    Alcoa, Inc.sec.           1,000          32,270
                                       ------------
                                            126,975
                                       ------------
  OFFICE EQUIPMENT -- 0.2%
    Office Depot, Inc.*      20,900         284,240
                                       ------------
  OIL & GAS -- 5.6%
    ChevronTexaco Corp.      13,847       1,226,152
    Conoco, Inc.             19,500         501,150
    ExxonMobil Corp.         62,200       2,453,789
    Nabors Industries,
      Inc.*sec.               3,200          98,368
    Occidental Petroleum
      Corp.                  11,183         283,154
    Royal Dutch Petroleum
      Co.                    17,200         868,772
    Sunoco, Inc.              8,100         303,183
    Unocal Corp.              1,700          54,740
    USX-Marathon Group,
      Inc.                   19,900         549,041
                                       ------------
                                          6,338,349
                                       ------------
  PAPER & FOREST PRODUCTS -- 0.4%
    Louisiana-Pacific
      Corp.                  49,000         352,800
    Westvaco Corp.            3,900          95,745
                                       ------------
                                            448,545
                                       ------------
  PHARMACEUTICALS -- 9.8%
    American Home Products
      Corp.                  22,700       1,267,341
    Bristol-Meyers Squibb
      Co.                    27,200       1,453,840
    Lilly, (Eli) & Co.sec.   13,300       1,017,450
    Merck & Co., Inc.        32,600       2,080,206
    Pfizer, Inc.             88,100       3,691,389
    Pharmacia Corp.sec.      13,900         563,228
    Schering-Plough Corp.    27,100       1,007,578
                                       ------------
                                         11,081,032
                                       ------------
  PRINTING & PUBLISHING -- 0.6%
    Donnelley, (R.R.) &
      Sons Co.               10,300         262,650
    Gannett Co., Inc.sec.     6,200         391,840
                                       ------------
                                            654,490
                                       ------------
  RAILROADS -- 0.8%
    Burlington Northern
      Santa Fe Corp.         11,000         295,570
    Norfolk Southern Corp.   31,900         534,325
    Union Pacific
      Corp.sec.               1,200          62,412
                                       ------------
                                            892,307
                                       ------------

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
  RESTAURANTS -- 0.4%
    McDonald's Corp.         14,200    $    370,194
    Tricon Global
      Restaurants, Inc.*      2,200         111,298
                                       ------------
                                            481,492
                                       ------------
  RETAIL & MERCHANDISING -- 4.7%
    Federated Department
      Stores, Inc.*sec.       5,225         167,148
    Home Depot, Inc.         37,200       1,422,156
    Kohl's Corp.*sec.        12,000         667,320
    May Department Stores
      Co.                    18,874         593,587
    Nordstrom, Inc.          11,200         157,920
    Sears, Roebuck & Co.     18,500         717,245
    Wal-Mart Stores, Inc.    28,900       1,485,460
    Walgreen Co.              4,000         129,520
                                       ------------
                                          5,340,356
                                       ------------
  SEMICONDUCTORS -- 2.4%
    Applied Materials,
      Inc.*                  15,000         511,650
    Intel Corp.sec.          59,100       1,443,222
    Maxim Integrated
      Products, Inc.*sec.    14,600         667,950
    Seagate Technology,
      Inc. Rights*            3,400               0
    Texas Instruments,
      Inc.                    4,000         111,960
                                       ------------
                                          2,734,782
                                       ------------
  TELECOMMUNICATIONS -- 6.0%
    Alltel Corp.              1,100          62,854
    AT&T Corp.               53,400         814,350
    AT&T Wireless
      Services, Inc.*sec.    17,184         248,137
    BellSouth Corp.          22,000         814,000
    Motorola, Inc.sec.       11,000         180,070
    QUALCOMM, Inc.*           5,500         269,775
    Qwest Communications
      International,
      Inc.sec.               28,592         370,266
    SBC Communications,
      Inc.                   42,900       1,634,919
    Sprint Corp. (PCS
      Group)*sec.             7,500         167,250
    Verizon
      Communications, Inc.   33,872       1,687,165
    WorldCom, Inc.*          44,600         599,870
                                       ------------
                                          6,848,656
                                       ------------
  TRANSPORTATION -- 0.1%
    PACCAR, Inc.              3,000         158,460
                                       ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
UTILITIES -- 3.1%
    Allegheny Energy, Inc.   12,000    $    438,600
    Ameren Corp.sec.          7,700         308,770
    American Electric
      Power Co., Inc.sec.    11,700         490,230
    Cinergy Corp.sec.         8,139         245,635
    CMS Energy Corp.sec.     21,500         462,465
    Consolidated Edison,
      Inc.                   12,600         497,574
    Duke Energy Corp.         5,000         192,050
    Edison International
      Co.                     5,500          78,155
    FirstEnergy Corp.sec.     6,500         223,990
    Xcel Energy, Inc.        20,420         577,478
                                       ------------
                                          3,514,947
                                       ------------
TOTAL COMMON STOCK
  (Cost $122,199,648)                   109,264,724
                                       ------------

---------------------------------------------------
                            SHARES        VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
    Temporary Investment
      Cash Fund             2,817,937  $  2,817,937
    Temporary Investment
      Fund                  2,817,937     2,817,937
                                       ------------
  (Cost $5,635,874)                       5,635,874
                                       ------------
TOTAL INVESTMENTS --100.9%
  (Cost $127,835,522)                   114,900,598
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.9%)                       (1,027,418)
                                       ------------
NET ASSETS -- 100.0%                   $113,873,180
                                       ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF MFS GROWTH WITH INCOME FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
COMMON STOCK -- 90.9%
  AEROSPACE -- 0.5%
    Boeing Co.                 2,240    $    73,024
    General Dynamics Corp.     1,660        135,456
                                        -----------
                                            208,480
                                        -----------
  BEVERAGES -- 1.9%
    Anheuser-Busch
      Companies, Inc.         11,530        480,339
    Coca-Cola Co.sec.          2,460        117,785
    PepsiCo, Inc.              4,994        243,258
                                        -----------
                                            841,382
                                        -----------
  BUSINESS SERVICES -- 1.3%
    First Data Corp.sec.       8,450        570,967
                                        -----------
  CABLE TELEVISION -- 0.1%
    Comcast Corp. Cl-A*sec.    1,380         49,459
                                        -----------
  CHEMICALS -- 0.9%
    Air Products &
      Chemicals, Inc.          1,200         48,048
    Dow Chemical Co.             360         11,970
    DuPont, (E.I.) de
      Nemours & Co.sec.        1,160         46,388
    Praxair, Inc.sec.          4,330        204,289
    Rohm & Haas Co.sec.        2,950         95,787
                                        -----------
                                            406,482
                                        -----------
  COMPUTER HARDWARE -- 3.4%
    Compaq Computer Corp.     10,410         91,088
    Dell Computer Corp.*      10,370        248,673
    EMC Corp.*sec.             2,080         25,626
    International Business
      Machines Corp.          10,830      1,170,397
                                        -----------
                                          1,535,784
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 5.4%
    Adobe Systems, Inc.        5,980        157,872
    Automatic Data
      Processing, Inc.sec.     5,190        268,115
    BMC Software, Inc.*sec.    6,060         91,324
    Cisco Systems, Inc.*      14,180        239,926
    Microsoft Corp.*sec.      16,380        952,496
    Oracle Corp.*sec.         35,160        476,770
    Sun Microsystems,
      Inc.*sec.                2,340         23,751
    Veritas Software
      Corp.*sec.               7,920        224,770
                                        -----------
                                          2,435,024
                                        -----------
  CONGLOMERATES -- 3.5%
    Minnesota Mining &
      Manufacturing Co.sec.    3,260        340,279
    Philip Morris Co.,
      Inc.sec.                13,820        646,776
    Tyco International
      Ltd.sec.                11,610        570,515
                                        -----------
                                          1,557,570
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 4.1%
    Colgate-Palmolive
      Co.sec.                  2,180        125,394
    Gillette Co.               8,210        255,249
    Johnson & Johnson
      Co.sec.                 15,260        883,707
    Procter & Gamble Co.       7,980        588,764
                                        -----------
                                          1,853,114
                                        -----------

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Analog Devices, Inc.*      8,500    $   323,000
    Applera Corp.-Applied
      Biosystems Groupsec.    13,470        393,055
    Flextronics
      International
      Ltd.*sec.                2,160         42,984
    General Electric Co.sec.  37,140      1,352,267
    Linear Technology
      Corp.sec.                  760         29,488
    STMicroelectronics NV      1,000         27,970
                                        -----------
                                          2,168,764
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.6%
    AOL Time Warner, Inc.*    14,850        463,469
    Disney, (Walt) Co.sec.     2,000         37,180
    Harley-Davidson,
      Inc.sec.                 1,280         57,933
    Viacom, Inc. Cl-B*sec.    16,353        597,047
                                        -----------
                                          1,155,629
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.0%
    Waste Management, Inc.       700         17,150
                                        -----------
  FINANCIAL -- BANK & TRUST -- 4.6%
    Bank of America
      Corp.sec.                8,340        491,977
    Comerica, Inc.             5,120        235,981
    FleetBoston Financial
      Corp.                    3,700        121,582
    Mellon Financial Corp.     1,650         55,440
    State Street Corp.        13,220        602,039
    U.S. Bancorp               2,830         50,317
    Wells Fargo & Co.sec.     13,120        518,240
                                        -----------
                                          2,075,576
                                        -----------
  FINANCIAL SERVICES -- 8.9%
    American Express Co.         230          6,769
    Capital One Financial
      Corp.sec.                6,690        276,364
    Citigroup, Inc.           16,190        736,969
    Concord EFS, Inc.*sec.     3,990        109,206
    Fannie Maesec.             7,600        615,296
    Freddie Mac               23,200      1,573,424
    Goldman Sachs Group,
      Inc.sec.                 2,040        159,446
    Merrill Lynch & Co.,
      Inc.sec.                 1,150         50,267
    Morgan Stanley Dean
      Witter & Co.sec.         2,320        113,494
    PNC Financial Services
      Group, Inc.sec.          3,550        194,895
    Reuters Group PLC [ADR]    3,790        215,992
                                        -----------
                                          4,052,122
                                        -----------
  FOOD -- 3.3%
    Kroger Co.*sec.           12,820        313,577
    Safeway, Inc.*            28,010      1,166,616
    Sysco Corp.                1,060         25,557
                                        -----------
                                          1,505,750
                                        -----------
  HEALTHCARE SERVICES -- 1.7%
    Cardinal Health,
      Inc.sec.                 4,150        278,507
    HCA-The Healthcare Co.     9,250        366,854
    IMS Health, Inc.sec.       2,110         45,091
    UnitedHealth Group, Inc.   1,050         69,038
                                        -----------
                                            759,490
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
INSURANCE -- 6.5%
    AFLAC, Inc.sec.            6,340    $   155,076
    Allstate Corp.             1,000         31,380
    American International
      Group, Inc.             14,255      1,120,443
    CIGNA Corp.                5,630        410,427
    Lincoln National Corp.     1,900         80,465
    Marsh & McLennan
      Companies, Inc.sec.        940         90,945
    MetLife, Inc.sec.          7,740        208,206
    St. Paul Companies,
      Inc.sec.                10,790        495,261
    The Hartford Financial
      Services Group, Inc.     4,350        234,900
    UnumProvident Corp.        4,120         92,412
                                        -----------
                                          2,919,515
                                        -----------
  INTERNET SERVICES -- 0.2%
    Check Point Software
      Technologies Ltd.*sec.   1,930         56,974
    VeriSign, Inc.*            1,340         51,871
                                        -----------
                                            108,845
                                        -----------
  MACHINERY & EQUIPMENT -- 1.2%
    Baker Hughes, Inc.sec.       580         20,781
    Caterpillar, Inc.            600         26,832
    Danaher Corp.sec.          2,640        147,154
    Deere & Co.sec.            9,270        342,897
    Ingersoll-Rand Co.           600         22,380
                                        -----------
                                            560,044
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Abbott Laboratories        3,810        201,854
    Guidant Corp.*sec.         7,900        327,929
                                        -----------
                                            529,783
                                        -----------
  METALS & MINING -- 0.9%
    Alcoa, Inc.sec.           12,200        393,694
                                        -----------
  OFFICE EQUIPMENT -- 0.1%
    Lexmark International
      Group, Inc. Cl-A*sec.    1,270         56,833
                                        -----------
  OIL & GAS -- 8.1%
    Anadarko Petroleum
      Corp.sec.                2,630        150,042
    Apache Corp.sec.           2,130        109,908
    BP PLC [ADR]              10,555        510,229
    ChevronTexaco Corp.        1,660        146,993
    Conoco, Inc.               5,120        131,584
    Devon Energy Corp.sec.       420         16,086
    El Paso Corp.sec.          7,379        362,014
    ExxonMobil Corp.          38,596      1,522,612
    Kerr-McGee Corp.             200         11,520
    Occidental Petroleum
      Corp.                    2,000         50,640
    Royal Dutch Petroleum
      Co.                      1,130         57,076
    Total Fina SA [ADR]sec.    5,260        366,832
    Unocal Corp.                 530         17,066
    Williams Companies, Inc.   6,820        196,893
                                        -----------
                                          3,649,495
                                        -----------
  PAPER & FOREST PRODUCTS -- 0.4%
    International Paper
      Co.sec.                  5,540        198,332
                                        -----------

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
  PHARMACEUTICALS -- 9.9%
    Allergan, Inc.             2,770    $   198,858
    American Home Products
      Corp.                   14,700        820,701
    Bristol-Meyers Squibb
      Co.                        920         49,174
    Lilly, (Eli) & Co.sec.    13,110      1,002,915
    Merck & Co., Inc.          1,000         63,810
    Pfizer, Inc.              31,797      1,332,294
    Pharmacia Corp.sec.       14,302        579,517
    Schering-Plough Corp.     12,650        470,327
                                        -----------
                                          4,517,596
                                        -----------
  PRINTING & PUBLISHING -- 2.5%
    Gannett Co., Inc.sec.      6,790        429,128
    McGraw-Hill Co.,
      Inc.sec.                 3,430        180,349
    New York Times Co.sec.    12,430        512,738
                                        -----------
                                          1,122,215
                                        -----------
  RAILROADS -- 0.4%
    Canadian National
      Railway Co.sec.          4,535        179,586
                                        -----------
  RESTAURANTS -- 0.1%
    McDonald's Corp.           1,000         26,070
                                        -----------
  RETAIL & MERCHANDISING -- 2.7%
    Costco Wholesale Corp.*    1,300         49,179
    Home Depot, Inc.           1,420         54,287
    Lowe's Companies, Inc.     1,500         51,150
    Sears, Roebuck & Co.       6,350        246,190
    Target Corp.               8,670        270,071
    Wal-Mart Stores, Inc.     10,750        552,549
                                        -----------
                                          1,223,426
                                        -----------
  SEMICONDUCTORS -- 1.0%
    Intel Corp.sec.            7,380        180,220
    JDS Uniphase Corp.*sec.    6,210         49,618
    LSI Logic Corp.*sec.       1,500         25,425
    Novellus Systems, Inc.*    1,300         42,939
    Texas Instruments, Inc.    5,660        158,423
                                        -----------
                                            456,625
                                        -----------
  TELECOMMUNICATIONS -- 6.0%
    Alltel Corp.               1,530         87,424
    Amdocs Ltd.*sec.           2,080         54,309
    American Tower Corp.
      Cl-A*sec.                  560          6,171
    AT&T Corp.                19,260        293,715
    AT&T Wireless Services,
      Inc.*sec.                9,771        141,093
    BCE, Inc.sec.              3,440         76,127
    BellSouth Corp.            2,700         99,900
    Ciena Corp.*sec.           1,550         25,203
    Clear Channel
      Communications,
      Inc.*sec.                7,180        273,702
    Motorola, Inc.sec.        14,010        229,344
    Nokia Corp. Cl-A
      [ADR]sec.               10,020        205,510
    Nortel Networks Corp. NY
      Reg.sec.                 1,910         11,097
    QUALCOMM, Inc.*              980         48,069
    SBC Communications, Inc.   6,290        239,712
    Sprint Corp. (FON Group)  14,720        294,400

ASAF MFS GROWTH WITH INCOME FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
    Sprint Corp. (PCS
      Group)*sec.              3,150    $    70,245
    Verizon Communications,
      Inc.                    10,670        531,473
                                        -----------
                                          2,687,494
                                        -----------
  TRANSPORTATION -- 0.1%
    FedEx Corp.*                 700         28,756
    United Parcel Service,
      Inc. Cl-Bsec.              520         26,520
                                        -----------
                                             55,276
                                        -----------
  UTILITIES -- 2.6%
    Calpine Corp.*sec.         1,900         47,025
    Dominion Resources,
      Inc.sec.                 4,500        275,040
    Duke Energy Corp.          5,610        215,480
    Dynegy, Inc.sec.           1,490         53,491
    Exelon Corp.sec.           9,628        405,050
    NiSource, Inc.sec.         5,630        133,713
    TXU Corp.                    598         27,412
                                        -----------
                                          1,157,211
                                        -----------
TOTAL COMMON STOCK
  (Cost $43,174,587)                     41,034,783
                                        -----------
FOREIGN STOCK -- 5.6%
  BEVERAGES -- 1.1%
    Diageo PLC -- (GBP)       47,506        474,293
                                        -----------
  CHEMICALS -- 0.6%
    AKZO Nobel NV -- (NLG)     7,090        290,870
                                        -----------
  FARMING & AGRICULTURE -- 0.4%
    Syngenta AG -- (CHF)*      3,827        195,700
                                        -----------
  FINANCIAL -- BANK & TRUST -- 0.0%
    HSBC Holdings PLC --
      (GBP)                        1             11
                                        -----------
  FOOD -- 0.9%
    Nestle SA -- (SEK)         1,929        400,477
                                        -----------
  INSURANCE -- 0.2%
    Muenchener
      Rueckversicherung
      AG -- (DEM)                310         81,947
                                        -----------
  PHARMACEUTICALS -- 2.3%
    Novartis AG -- (CHF)      16,460        616,413
    Sanofi-Synthelabo SA --
      (FRF)                    6,330        417,614
                                        -----------
                                          1,034,027
                                        -----------

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
  RETAIL & MERCHANDISING -- 0.1%
    Fast Retailing Co.
      Ltd. -- (JPY)              300    $    34,925
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $2,538,193)                       2,512,250
                                        -----------
PREFERRED STOCK -- 0.1%
  UTILITIES
    TXU Corp. 3.25% [CVT]
  (Cost $20,531)               1,010         24,553
                                        -----------
                               PAR
                              (000)
                              -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%
    Federal National Mortgage Assoc.
      2.48%, 11/01/01
  (Cost $1,987,000)           $1,987      1,987,000
                                        -----------
CORPORATE OBLIGATIONS -- 0.0%
  OIL & GAS
    Transocean Sedco Forex,
      Inc. [CVT, ZCB]
      2.67%, 05/24/03
  (Cost $18,957)                  31         18,251
                                        -----------
                              SHARES
                              ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                3,366          3,366
    Temporary Investment
      Fund                     3,365          3,365
                                        -----------
  (Cost $6,731)                               6,731
                                        -----------
TOTAL INVESTMENTS -- 101.0%
  (Cost $47,745,999)                     45,583,568
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.0%)                         (451,557)
                                        -----------
NET ASSETS -- 100.0%                    $45,132,011
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF SCUDDER SMALL-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 85.5%
  AIRLINES -- 0.4%
    SkyWest, Inc.             11,000    $   201,300
                                        -----------
  AUTOMOTIVE PARTS -- 3.8%
    Copart, Inc.*             72,600      2,130,810
                                        -----------
  BROADCASTING -- 2.3%
    Radio One, Inc.
      Cl-D*sec.              109,000      1,258,950
                                        -----------
  BUILDING MATERIALS -- 1.0%
    Simpson Manufacturing
      Co., Inc.*              10,700        549,980
                                        -----------
  CLOTHING & APPAREL -- 1.7%
    Too, Inc.*                34,800        926,028
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Mercury Computer
      Systems, Inc.*          12,500        589,500
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 9.2%
    Activision, Inc.*sec.     21,600        780,840
    Advent Software,
      Inc.*sec.               29,700      1,145,529
    Mercury Interactive
      Corp.*                  22,900        545,478
    Omnicell, Inc.*           42,600        338,670
    Plato Learning, Inc.*     52,400        744,080
    SmartForce Public Ltd.
      Co. [ADR]*sec.          47,400        780,204
    THQ, Inc.*sec.            16,700        831,660
                                        -----------
                                          5,166,461
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.0%
    Active Power, Inc.*       31,600        164,636
    Veeco Instruments,
      Inc.*                    7,900        201,134
    Zygo Corp.*               12,400        175,460
                                        -----------
                                            541,230
                                        -----------
  ENTERTAINMENT & LEISURE -- 0.8%
    Anchor Gaming, Inc.*       8,900        452,387
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.2%
    Sterling Bancshares,
      Inc.                     1,800         21,438
    UCBH Holdings, Inc.       22,100        640,900
                                        -----------
                                            662,338
                                        -----------
  FINANCIAL SERVICES -- 1.1%
    The InterCept Group,
      Inc.*                   16,800        599,760
                                        -----------
  FOOD -- 0.3%
    United Natural Foods,
      Inc.*                    8,400        173,880
                                        -----------
  HEALTHCARE SERVICES -- 9.0%
    Accredo Health, Inc.*     14,500        494,740
    Apria Healthcare Group,
      Inc.*                   15,900        365,700
    CryoLife, Inc.*           56,800      1,863,040
    Province Healthcare
      Co.*sec.                20,700        570,285
    Regeneration
      Technologies, Inc.*     80,200        871,774

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Specialty Laboratories,
      Inc.*sec.               19,200    $   553,152
    Unilab Corp.*             13,000        307,840
                                        -----------
                                          5,026,531
                                        -----------
  INSURANCE -- 3.3%
    Annuity and Life Re
      (Holdings), Ltd.sec.    25,800        599,592
    Philadelphia
      Consolidated Holdings
      Corp.*                   4,300        168,517
    RightCHOICE Managed
      Care, Inc.*             16,200      1,083,780
                                        -----------
                                          1,851,889
                                        -----------
  INTERNET SERVICES -- 1.9%
    DigitalThink, Inc.*        8,700         72,036
    I-Many, Inc.*             88,400        514,488
    Internet Security
      Systems, Inc.*          17,500        462,875
                                        -----------
                                          1,049,399
                                        -----------
  MACHINERY & EQUIPMENT -- 4.3%
    Global Power Equipment
      Group, Inc.*            29,700        445,203
    National-Oilwell, Inc.*   29,100        538,932
    SureBeam Corp.*sec.       36,000        484,200
    Universal Compression
      Holdings, Inc.*         32,200        901,278
                                        -----------
                                          2,369,613
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 8.4%
    American Medical
      Systems Holdings,
      Inc.*                   43,000        817,000
    ArthroCare Corp.*         23,200        458,200
    Charles River
      Laboratories
      International, Inc.*    39,800      1,337,280
    Endocare, Inc.*           21,800        483,960
    Harvard Bioscience,
      Inc.*                   79,700        858,369
    Integra LifeSciences
      Holdings*               15,300        449,820
    SurModics, Inc.*           7,700        275,583
                                        -----------
                                          4,680,212
                                        -----------
  OIL & GAS -- 6.5%
    FMC Technologies,
      Inc.*sec.               33,200        434,920
    Kinder Morgan
      Management LLC*         21,688        818,716
    Pioneer Natural
      Resources Co.*          19,000        323,190
    Spinnaker Exploration
      Co.*                     6,200        272,056
    Swift Energy Co.*         65,500      1,549,075
    W-H Energy Services,
      Inc.*                   10,900        219,853
                                        -----------
                                          3,617,810
                                        -----------
  PERSONAL SERVICES -- 1.3%
    Edison Schools,
      Inc.*sec.               38,000        716,300
                                        -----------

ASAF SCUDDER SMALL-CAP GROWTH FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
PHARMACEUTICALS -- 6.8%
    Celgene Corp.*sec.        60,900    $ 2,004,828
    ILEX Oncology, Inc.*      21,700        566,587
    NPS Pharmaceuticals,
      Inc.*                   33,700      1,217,581
                                        -----------
                                          3,788,996
                                        -----------
  REAL ESTATE -- 1.1%
    CoStar Group, Inc.*       33,400        619,236
                                        -----------
  RESTAURANTS -- 2.8%
    BUCA, Inc.*+              42,000        570,360
    California Pizza
      Kitchen, Inc.*          21,700        390,166
    CEC Entertainment,
      Inc.*                   14,900        577,226
                                        -----------
                                          1,537,752
                                        -----------
  RETAIL & MERCHANDISING -- 0.8%
    Hot Topic, Inc.*          17,800        449,984
                                        -----------
  SEMICONDUCTORS -- 7.2%
    Alpha Industries, Inc.*   26,700        621,576
    AstroPower, Inc.*sec.     18,200        700,882
    Genesis Microchip,
      Inc.*sec.               15,900        734,739
    Microsemi Corp.*          35,200      1,232,000
    Therma-Wave, Inc.*        36,600        445,422
    TranSwitch Corp.*         77,700        257,187
                                        -----------
                                          3,991,806
                                        -----------
  TELECOMMUNICATIONS -- 8.2%
    Harris Corp.              12,000        411,360
    Metro One
      Telecommunications,
      Inc.*sec.               18,800        566,820
    Polycom, Inc.*sec.        64,700      1,939,706
    SBA Communications
      Corp.*                  28,800        236,160
    UTStarcom, Inc.*          59,200      1,390,016
                                        -----------
                                          4,544,062
                                        -----------
TOTAL COMMON STOCK
  (Cost $48,089,472)                     47,496,214
                                        -----------
FOREIGN STOCK -- 0.6%
  AUTOMOTIVE PARTS -- 0.4%
    Intier Automotive,
      Inc. -- (CAD)           17,200        192,640
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Given Imaging Ltd. --
      (ISL)*sec.              12,700    $   113,665
                                        -----------
TOTAL FOREIGN STOCK
  (Cost $389,464)                           306,305
                                        -----------
                               PAR
                              (000)
                              -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.0%
    Federal Home Loan Bank
      2.46%, 11/01/01
  (Cost $2,200,000)          $ 2,200      2,200,000
                                        -----------
COMMERCIAL PAPER -- 8.6%
    Philip Morris Co.
      2.45%, 11/05/01          1,800      1,799,510
    Salomon Smith Barney
      Holdings
      2.50%, 11/02/01          3,000      2,999,792
                                        -----------
  (Cost $4,799,302)                       4,799,302
                                        -----------
                             SHARES
                             ------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                2,570          2,570
    Temporary Investment
      Fund                     2,570          2,570
                                        -----------
  (Cost $5,140)                               5,140
                                        -----------
TOTAL INVESTMENTS -- 98.7%
  (Cost $55,483,378)                     54,806,961
OTHER ASSETS LESS
  LIABILITIES -- 1.3%                       740,450
                                        -----------
NET ASSETS -- 100.0%                    $55,547,411
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALGER ALL-CAP GROWTH FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
COMMON STOCK -- 98.0%
  AEROSPACE -- 0.9%
    General Dynamics Corp.     3,465    $   282,744
                                        -----------
  BUSINESS SERVICES -- 2.7%
    First Data Corp.sec.      12,950        875,032
                                        -----------
  CABLE TELEVISION -- 2.1%
    Comcast Corp. Cl-A*sec.   18,900        677,376
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    EMC Corp.*sec.            29,350        361,592
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 9.4%
    Cisco Systems, Inc.*sec.  39,890        674,939
    Intuit, Inc.*sec.         17,100        687,762
    Microsoft Corp.*sec.      22,125      1,286,568
    Sun Microsystems,
      Inc.*sec.               17,890        181,584
    Veritas Software Corp.*    7,800        221,364
                                        -----------
                                          3,052,217
                                        -----------
  CONGLOMERATES -- 5.0%
    Philip Morris Co.,
      Inc.sec.                15,400        720,720
    Tyco International
      Ltd.sec.                18,300        899,262
                                        -----------
                                          1,619,982
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 2.9%
    Johnson & Johnson
      Co.sec.                  7,200        416,952
    The BISYS Group,
      Inc.*sec.               10,000        520,200
                                        -----------
                                            937,152
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    General Electric Co.sec.   8,150        296,742
                                        -----------
  ENTERTAINMENT & LEISURE -- 1.6%
    AOL Time Warner, Inc.*    16,650        519,647
                                        -----------
  FINANCIAL SERVICES -- 12.7%
    Capital One Financial
      Corp.sec.                2,000         82,620
    Citigroup, Inc.sec.       28,600      1,301,871
    Fannie Mae                 8,000        647,680
    Freddie Macsec.           11,100        752,802
    Merrill Lynch & Co.,
      Inc.sec.                13,200        576,972
    Morgan Stanley Dean
      Witter & Co.sec.        13,300        650,636
    Schwab, (Charles)
      Corp.sec.               10,300        132,664
                                        -----------
                                          4,145,245
                                        -----------
  FOOD -- 2.0%
    Safeway, Inc.*            15,500        645,575
                                        -----------
  HEALTHCARE SERVICES -- 7.4%
    Amgen, Inc.*sec.          12,370        702,863
    Cardinal Health, Inc.      7,700        516,747
    Laboratory Corp. of
      America Holdings*sec.    2,100        181,020
    Tenet Healthcare Corp.*   17,600      1,012,352
                                        -----------
                                          2,412,982
                                        -----------
  INSURANCE -- 6.4%
    ACE Ltd.sec.               7,600        267,900

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
    American International
      Group, Inc.             12,910    $ 1,014,726
    Marsh & McLennan
      Companies, Inc.sec.      8,250        798,188
                                        -----------
                                          2,080,814
                                        -----------
  INTERNET SERVICES -- 4.7%
    eBay, Inc.*sec.           22,850      1,199,168
    VeriSign, Inc.*sec.        8,650        334,842
                                        -----------
                                          1,534,010
                                        -----------
  MACHINERY & EQUIPMENT -- 0.1%
    Illinois Tool Works,
      Inc.sec.                   600         34,320
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 8.2%
    Abbott Laboratories        8,800        466,224
    AmerisourceBergen Corp.   18,600      1,182,216
    Baxter International,
      Inc.                    11,200        541,744
    Genzyme Corp.*sec.         9,000        485,550
                                        -----------
                                          2,675,734
                                        -----------
  PHARMACEUTICALS -- 13.9%
    American Home Products
      Corp.                   14,090        786,645
    Cephalon, Inc.*sec.        7,000        441,350
    Enzon, Inc.*               6,250        386,563
    King Pharmaceuticals,
      Inc.*sec.               23,200        904,567
    Lilly, (Eli) & Co.sec.    14,160      1,083,239
    Merck & Co., Inc.            500         31,905
    Pfizer, Inc.              10,040        420,676
    Teva Pharmaceutical
      Industries Ltd. [ADR]    6,100        376,980
    Waters Corp.*sec.          2,400         85,176
                                        -----------
                                          4,517,101
                                        -----------
  RESTAURANTS -- 2.0%
    Brinker International,
      Inc.*sec.               25,100        637,540
                                        -----------
  RETAIL & MERCHANDISING -- 9.9%
    Home Depot, Inc.          25,800        986,334
    Target Corp.              31,200        971,880
    Toys 'R' Us, Inc.*sec.    16,900        321,100
    Wal-Mart Stores, Inc.     18,485        950,129
                                        -----------
                                          3,229,443
                                        -----------
  SEMICONDUCTORS -- 0.3%
    Texas Instruments, Inc.    3,800        106,362
                                        -----------
  TELECOMMUNICATIONS -- 3.8%
    Amdocs Ltd.*sec.          17,100        446,481
    Nokia Corp. Cl-A
      [ADR]sec.                8,400        172,284
    QUALCOMM, Inc.*           12,700        622,935
                                        -----------
                                          1,241,700
                                        -----------
TOTAL COMMON STOCK
  (Cost $34,589,334)                     31,883,310
                                        -----------

ASAF ALGER ALL-CAP GROWTH FUND

---------------------------------------------------
                               PAR
                              (000)        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.9%
     Federal National Mortgage
       Assoc.
      2.48%, 11/01/01
  (Cost $626,000)             $  626    $   626,000
                                        -----------
TOTAL INVESTMENTS -- 99.9%
  (Cost $35,215,334)                     32,509,310
OTHER ASSETS LESS
  LIABILITIES -- 0.1%                        31,266
                                        -----------
NET ASSETS -- 100.0%                    $32,540,576
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF GABELLI ALL-CAP VALUE FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 83.4%
  AEROSPACE -- 3.2%
    Boeing Co.                 5,000    $   163,000
    General Motors Corp.
      Cl-H*                   27,700        380,875
    Honeywell
      International, Inc.     27,000        797,850
    Lockheed Martin
      Corp.sec.                2,000         97,540
    Northrop Grumman
      Corp.sec.                5,000        499,750
    Raytheon Co.sec.          10,000        322,500
                                        -----------
                                          2,261,515
                                        -----------
  AUTOMOTIVE PARTS -- 2.1%
    AutoNation, Inc.*sec.     14,000        144,060
    BorgWarner, Inc.           5,000        213,600
    Dana Corp.                10,000        107,500
    Genuine Parts Co.         30,000        975,000
    Myers Industries, Inc.     5,500         71,060
                                        -----------
                                          1,511,220
                                        -----------
  BEVERAGES -- 1.8%
    PepsiAmericas, Inc.      100,000      1,304,000
                                        -----------
  BROADCASTING -- 6.0%
    Gray Communications,
      Inc. Cl-B               11,000        110,220
    Grupo Televisa SA
      [ADR]*                  30,000        913,500
    Liberty Media Corp.
      Cl-A*sec.               25,000        292,250
    Media General, Inc.        2,500        104,000
    News Corp. Ltd. [ADR]     50,000      1,190,000
    Scripps, (E.W.) Co.
      Cl-A                    20,000      1,233,400
    UnitedGlobalCom, Inc.
      Cl-A*sec.               35,000         45,500
    USA Networks, Inc.*        8,000        147,520
    Young Broadcasting,
      Inc. Cl-A*              13,000        199,030
                                        -----------
                                          4,235,420
                                        -----------
  BUSINESS SERVICES -- 0.1%
    Kroll, Inc.*               5,000         80,000
                                        -----------
  CABLE TELEVISION -- 2.6%
    Cablevision Systems
      Corp. Cl-A*sec.         20,000        685,000
    Cablevision Systems
      Corp.-Rainbow Media
      Group*                  20,000        427,000
    Rogers Communications,
      Inc. Cl-Bsec.           30,000        399,600
    Telewest Communications
      PLC [ADR]*              44,000        290,400
                                        -----------
                                          1,802,000
                                        -----------
  CHEMICALS -- 1.2%
    Great Lakes Chemical
      Corp.sec.               12,000        254,520
    Hercules, Inc.            40,000        302,400
    Rohm & Haas Co.sec.       10,000        324,700
                                        -----------
                                            881,620
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  CLOTHING & APPAREL -- 0.0%
    Wolverine World Wide,
      Inc.                     2,000    $    29,460
                                        -----------
  COMPUTER HARDWARE -- 1.1%
    Compaq Computer Corp.     21,900        191,625
    EMC Corp.*sec.            30,000        369,600
    Hewlett-Packard Co.sec.   12,000        201,960
                                        -----------
                                            763,185
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.1%
    Microsoft Corp.*sec.       1,000         58,150
                                        -----------
  CONGLOMERATES -- 1.7%
    Corning, Inc.             87,500        705,250
    ITT Industries,
      Inc.sec.                 3,000        144,270
    Philip Morris Co.,
      Inc.sec.                 7,500        351,000
                                        -----------
                                          1,200,520
                                        -----------
  CONSUMER PRODUCTS & SERVICES -- 4.3%
    ANC Rental Corp.*          5,000          3,500
    Energizer Holdings,
      Inc.*                   45,000        742,050
    Gallaher Group PLC
      [ADR]                   12,000        321,600
    Gillette Co.sec.          31,000        963,790
    International Flavors &
      Fragrances, Inc.sec.     1,000         28,510
    Procter & Gamble Co.      12,000        885,360
    Rayovac Corp.*             5,000         74,000
                                        -----------
                                          3,018,810
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.9%
    Ametek, Inc.               3,000         81,000
    Analog Devices,
      Inc.*sec.                3,800        144,400
    CTS Corp.                 30,000        484,500
    Molex, Inc.               10,000        248,500
    Thomas & Betts Corp.      20,000        363,200
                                        -----------
                                          1,321,600
                                        -----------
  ENTERTAINMENT & LEISURE -- 1.6%
    Ackerley Group, Inc.      12,000        161,400
    Disney, (Walt) Co.sec.    10,000        185,900
    Gaylord Entertainment
      Co. Cl-A*               10,000        208,000
    Gemstar-TV Guide
      International, Inc.*     8,000        162,160
    Mattel, Inc.              16,000        302,880
    World Wrestling
      Federation
      Entertainment, Inc.*    12,000        135,240
                                        -----------
                                          1,155,580
                                        -----------
  ENVIRONMENTAL SERVICES -- 0.2%
    Republic Services,
      Inc.*                   10,000        163,800
                                        -----------
  FINANCIAL -- BANK & TRUST -- 1.4%
    Bank of New York Co.,
      Inc.sec.                20,000        680,200
    FleetBoston Financial
      Corp.                    6,200        203,732
    Mellon Financial Corp.     4,000        134,400
                                        -----------
                                          1,018,332
                                        -----------

ASAF GABELLI ALL-CAP VALUE FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
FINANCIAL SERVICES -- 1.9%
    American Express Co.      32,000    $   941,760
    BKF Capital Group,
      Inc.*                    3,000         78,150
    Lehman Brothers
      Holdings, Inc.sec.       3,000        187,380
    Merrill Lynch & Co.,
      Inc.sec.                 2,000         87,420
    Providian Financial
      Corp.sec.                4,600         17,894
                                        -----------
                                          1,312,604
                                        -----------
  FOOD -- 6.8%
    Diageo PLC [ADR]          20,000        817,000
    Flowers Foods, Inc.*      16,000        664,000
    Kellogg Co.sec.           20,000        610,000
    McCormick & Co., Inc.      3,000        131,280
    Opta Food Ingredients,
      Inc.*                    1,000          1,450
    Ralston Purina Co.sec.    60,000      1,967,400
    Sensient Technologies
      Corp.                   22,000        357,720
    Weis Markets, Inc.         6,000        172,800
                                        -----------
                                          4,721,650
                                        -----------
  HOTELS & MOTELS -- 0.3%
    Hilton Hotels Corp.       25,000        214,000
                                        -----------
  INDUSTRIAL PRODUCTS -- 0.6%
    Crane Co.                 20,000        409,600
                                        -----------
  INSURANCE -- 1.4%
    Alleghany Corp.*           1,700        325,550
    Allstate Corp.            10,000        313,800
    Conseco, Inc.              6,000         17,940
    Leucadia National Corp.    1,400         40,572
    UnumProvident Corp.       13,500        302,805
                                        -----------
                                          1,000,667
                                        -----------
  INTERNET SERVICES -- 0.2%
    Genuity, Inc.*sec.        60,000         91,200
    Meredith Corp.             1,500         49,500
                                        -----------
                                            140,700
                                        -----------
  MACHINERY & EQUIPMENT -- 5.0%
    Baker Hughes, Inc.sec.     7,500        268,725
    Cooper Industries,
      Inc.sec.                25,000        967,500
    Deere & Co.sec.            9,000        332,910
    Gencorp, Inc.             12,000        142,800
    Newport News
      Shipbuilding, Inc.      10,000        692,000
    Precision Castparts
      Corp.                   15,000        341,100
    Sequa Corp. Cl-A*          5,000        222,500
    SPS Technologies, Inc.*   20,000        598,000
                                        -----------
                                          3,565,535
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Apogent Technologies,
      Inc.*sec.                5,000        117,100
    Invitrogen Corp.*          2,000        122,680
    Sybron Dental
      Specialties, Inc.*      20,000        410,000
                                        -----------
                                            649,780
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  OIL & GAS -- 2.2%
    Conoco, Inc.              12,000    $   308,400
    ENSCO International,
      Inc.                     4,500         89,100
    Mitchell Energy &
      Development Corp.
      Cl-A                     4,000        213,000
    National Fuel Gas Co.     10,400        243,464
    ONEOK, Inc.                7,400        127,428
    Questar Corp.              5,600        123,200
    Watts Industries, Inc.     5,000         69,250
    Williams Companies,
      Inc.                    14,200        409,954
                                        -----------
                                          1,583,796
                                        -----------
  PAPER & FOREST PRODUCTS -- 2.7%
    International Paper
      Co.                      7,500        268,500
    Mead Corp.                15,000        402,600
    Westvaco Corp.            22,000        540,100
    Willamette Industries,
      Inc.                    15,000        702,750
                                        -----------
                                          1,913,950
                                        -----------
  PERSONAL SERVICES -- 0.8%
    Cendant Corp.*sec.        43,248        560,494
                                        -----------
  PHARMACEUTICALS -- 1.0%
    American Home Products
      Corp.                    7,000        390,810
    Schering-Plough Corp.      9,000        334,620
                                        -----------
                                            725,430
                                        -----------
  PRINTING & PUBLISHING -- 4.4%
    Gannett Co., Inc.sec.     10,000        632,000
    Journal Register Co.*      7,400        127,280
    Nelson, (Thomas), Inc.     4,000         33,800
    PRIMEDIA, Inc.*           95,000        202,350
    Pulitzer, Inc.            13,000        605,800
    The Reader's Digest
      Assoc., Inc. Cl-B       14,000        244,440
    Tribune Co.               26,000        785,200
    Washington Post Co.
      Cl-B                     1,000        510,500
                                        -----------
                                          3,141,370
                                        -----------
  RETAIL & MERCHANDISING -- 1.0%
    Blockbuster, Inc.sec.      3,000         75,240
    The Neiman Marcus
      Group, Inc. Cl-A*       22,000        586,300
    United Auto Group,
      Inc.*                    5,000         80,000
                                        -----------
                                            741,540
                                        -----------
  TELECOMMUNICATIONS -- 15.4%
    Alltel Corp.               8,000        457,120
    AT&T Corp.                70,000      1,067,500
    AT&T Wireless Services,
      Inc.*sec.               22,000        317,680
    British
      Telecommunications
      PLC [ADR]                7,000        350,630
    BroadWing, Inc.*         105,300        975,078
    Cable & Wireless
      Communications PLC
      [ADR]sec.                3,000         40,980

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    CenturyTel, Inc.          20,000    $   632,000
    Deutsche Telekom AG
      [ADR]sec.               35,000        542,500
    France Telecom SA [ADR]    7,000        262,430
    Leap Wireless
      International,
      Inc.*sec.               24,000        356,880
    Loral Space &
      Communications
      Ltd.*sec.               50,000         64,500
    Lucent Technologies,
      Inc.sec.               172,000      1,152,400
    Motorola, Inc.sec.        37,000        605,690
    Nextel Communications,
      Inc. Cl-A*sec.          60,000        477,000
    Nortel Networks Corp.
      NY Reg.sec.             19,000        110,390
    NTL, Inc.*sec.            40,000        136,000
    Price Communications
      Corp.*sec.              15,000        272,250
    Rogers Wireless
      Communications, Inc.
      Cl-B*                   20,000        240,000
    Rural Cellular Corp.*     15,000        340,650
    Sprint Corp. (FON
      Group)                  15,000        300,000
    Sprint Corp. (PCS
      Group)*sec.             20,000        446,000
    Telephone & Data
      Systems, Inc.           10,500        922,950
    United States Cellular
      Corp.*                  10,000        446,500
    WorldCom, Inc.*           19,000        255,550
                                        -----------
                                         10,772,678
                                        -----------
  TRANSPORTATION -- 1.7%
    GATX Corp.                11,000        290,950
    Navistar International
      Corp.                   20,000        600,000
    PACCAR, Inc.               3,000        158,460
    Ryder Systems, Inc.        7,200        134,640
                                        -----------
                                          1,184,050
                                        -----------
  UTILITIES -- 7.8%
    Allegheny Energy, Inc.     1,000         36,550
    CH Energy Group, Inc.      2,900        115,913
    Cinergy Corp.sec.          8,100        244,458
    Cleco Corp.                5,600        112,616
    Constellation Energy
      Group, Inc.             25,000        559,250
    DQE, Inc.sec.             22,000        411,400
    DTE Energy Co.             4,000        166,760
    El Paso Electric Co.*     20,000        272,000

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Exelon Corp.sec.           4,200    $   176,694
    Great Plains Energy,
      Inc.                     8,800        209,968
    Niagara Mohawk
      Holdings, Inc.*         23,100        413,952
    NiSource, Inc.             4,000         95,000
    PPL Corp.sec.              1,500         51,225
    Public Service
      Enterprise Group,
      Inc.sec.                 3,000        118,080
    RGS Energy Group, Inc.     7,700        295,295
    Sierra Pacific
      Resources Corp.         12,000        174,120
    SJW Corp.                    700         57,407
    Teco Energy, Inc.sec.     13,000        334,750
    UIL Holdings Corp.         3,500        172,725
    Unisource Energy Corp.     3,000         47,280
    UtiliCorp United,
      Inc.sec.                 3,000         88,890
    Western Resources,
      Inc.                    50,000        819,000
    Wisconsin Energy
      Corp.sec.               12,300        273,183
    Xcel Energy, Inc.          7,400        209,272
                                        -----------
                                          5,455,788
                                        -----------
TOTAL COMMON STOCK
  (Cost $67,118,297)                     58,898,844
                                        -----------
                               PAR
                              (000)
                              -----
U.S. TREASURY OBLIGATIONS -- 7.1%
    U.S. Treasury Bills
      2.30%, 11/15/01        $   501        500,552
      2.00%, 11/29/01            501        500,031
      2.60%, 12/13/01          2,013      2,006,583
      2.33%, 12/27/01          2,011      2,003,341
                                        -----------
  (Cost $5,011,378)                       5,010,507
                                        -----------
                             SHARES
                             ------
SHORT-TERM INVESTMENTS -- 8.3%
    Temporary Investment
      Cash Fund              2,933,026  $ 2,933,026
    Temporary Investment
      Fund                   2,933,026    2,933,026
                                        -----------
  (Cost $5,866,052)                       5,866,052
                                        -----------
TOTAL INVESTMENTS -- 98.8%
  (Cost $77,995,727)                     69,775,403
OTHER ASSETS LESS
  LIABILITIES -- 1.2%                       853,843
                                        -----------
NET ASSETS -- 100.0%                    $70,629,246
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF INVESCO TECHNOLOGY FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 95.9%
  AEROSPACE -- 1.0%
    Lockheed Martin
      Corp.sec.                1,400    $    68,278
    Raytheon Co.sec.           4,300        138,675
    Teledyne Technologies,
      Inc.*                    4,100         62,197
                                        -----------
                                            269,150
                                        -----------
  BIOTECHNOLOGY HEALTHCARE -- 0.4%
    Protein Design Labs,
      Inc.*                    3,300        108,933
                                        -----------
  BUSINESS SERVICES -- 3.1%
    First Data Corp.sec.       6,900        466,233
    Liberate Technologies,
      Inc.*                   13,500        133,380
    Paychex, Inc.sec.          7,200        230,832
                                        -----------
                                            830,445
                                        -----------
  BUSINESS SERVICES -- COMPUTER SYSTEMS -- 1.4%
    Fiserv, Inc.*             10,000        371,900
                                        -----------
  COMMUNICATION EQUIPMENT -- 5.0%
    Ciena Corp.*sec.           4,200         68,292
    Nokia Corp. Cl-A
      [ADR]sec.               20,600        422,506
    Polycom, Inc.*sec.        20,089        602,259
    Powerwave Technologies,
      Inc.*                   16,100        246,330
                                        -----------
                                          1,339,387
                                        -----------
  COMPUTER HARDWARE -- 7.7%
    Brocade Communications
      Systems, Inc.*sec.      13,500        331,425
    Dell Computer Corp.*      19,100        458,018
    International Business
      Machines Corp.           2,400        259,368
    McData Corp.*sec.          7,300        114,391
    Mercury Computer
      Systems, Inc.*           3,800        179,208
    Sun Microsystems,
      Inc.*sec.               36,500        370,475
    VeriSign, Inc.*sec.        9,300        360,003
                                        -----------
                                          2,072,888
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 24.7%
    Affiliated Computer
      Services, Inc.
      Cl-A*sec.                5,300        466,665
    BEA Systems, Inc.*sec.    20,800        252,512
    BISYS Group, Inc.*sec.     6,400        332,928
    Cadence Design Systems,
      Inc.*sec.                7,700        162,778
    Check Point Software
      Technologies
      Ltd.*sec.               10,275        303,318
    Computer Associates
      International, Inc.      7,500        231,900
    Computer Sciences
      Corp.*                   8,000        287,280
    Earthlink, Inc.*          30,200        442,430
    Electronic Data Systems
      Corp.                    2,500        160,925
    Emulex Corp.*              7,600        179,968
    Intuit, Inc.*              7,000        281,540
    McDATA Corp. Cl-A*        12,200        179,462

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Mercury Interactive
      Corp.*                  10,700    $   254,874
    Microsoft Corp.*sec.       8,300        482,645
    Networks Associates,
      Inc.*                    9,300        178,560
    NVIDIA Corp.*sec.          6,000        257,160
    Oracle Corp.*sec.         23,000        311,880
    PeopleSoft, Inc.*sec.      4,200        125,034
    Peregrine Systems,
      Inc.*                   15,900        229,596
    Rational Software
      Corp.*sec.              16,200        212,544
    SmartForce Public Ltd.
      Co. [ADR]*sec.          26,700        439,482
    Symantec Corp.*            3,200        175,968
    Synopsys, Inc.*sec.        5,400        253,800
    TIBCO Software, Inc.*     26,400        222,816
    Veritas Software
      Corp.*sec.               9,700        275,286
                                        -----------
                                          6,701,351
                                        -----------
  COMPUTERS -- NETWORKING -- 3.8%
    Cisco Systems, Inc.*      27,500        465,300
    Extreme Networks, Inc.*   13,600        158,984
    Juniper Networks,
      Inc.*sec.                9,500        211,755
    Network Appliance,
      Inc.*                   14,000        186,200
                                        -----------
                                          1,022,239
                                        -----------
  COMPUTERS -- PERIPHERALS -- 0.5%
    EMC Corp.*sec.            10,800        133,056
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 15.9%
    Celestica, Inc.*sec.      15,000        514,800
    Comverse Technology,
      Inc.*                    7,900        148,599
    Cypress Semiconductor
      Corp.*sec.              11,700        231,075
    Fairchild Semiconductor
      Corp.*                   4,600         97,750
    Flextronics
      International Ltd.*     44,500        885,550
    Jabil Circuit, Inc.*      14,800        313,760
    KLA-Tencor Corp.*sec.      5,500        224,730
    Linear Technology
      Corp.sec.               14,500        562,600
    Sanmina Corp.*sec.        17,800        269,492
    Solectron Corp.*sec.      24,500        301,350
    Teradyne, Inc.*sec.        5,000        115,250
    Texas Instruments, Inc.   15,100        422,649
    United Microelectronics
      Corp.*sec.              34,990        199,443
                                        -----------
                                          4,287,048
                                        -----------
  ENTERTAINMENT & LEISURE -- 2.7%
    AOL Time Warner,
      Inc.*sec.               13,900        433,819
    Gemstar-TV Guide
      International, Inc.*    15,200        308,104
                                        -----------
                                            741,923
                                        -----------
  FINANCIAL SERVICES -- 0.4%
    KPMG Consulting,
      Inc.*sec.                8,100         99,792
                                        -----------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
HEALTHCARE SERVICES -- 1.4%
    First Health Group
      Corp.*                  13,800    $   372,600
                                        -----------
  PHARMACEUTICALS -- 0.8%
    Gilead Sciences, Inc.*     1,700        106,930
    Myriad Genetics, Inc.*     2,100         96,600
                                        -----------
                                            203,530
                                        -----------
  SEMICONDUCTORS -- 23.2%
    Analog Devices,
      Inc.*sec.               10,500        399,000
    Applied Materials,
      Inc.*sec.                8,600        293,346
    Applied Micro Circuits
      Corp.*sec.              17,100        188,613
    ASML Holding NV*          13,000        186,940
    Atmel Corp.*sec.          13,500        107,325
    Broadcom Corp. Cl-A*       1,800         61,938
    GlobeSpan, Inc.*          11,600        138,736
    Integrated Device
      Technology, Inc.*sec.   10,500        292,425
    Intel Corp.sec.           14,800        361,416
    JDS Uniphase Corp.*sec.   15,160        121,128
    Kulicke and Soffa
      Industries, Inc.*        5,800         87,986
    Lam Research Corp.*       14,800        280,608
    LSI Logic Corp.*sec.      15,000        254,250
    LTX Corp.*                 1,400         23,044
    Maxim Integrated
      Products, Inc.*sec.     14,800        677,100
    Microchip Technology,
      Inc.*                   26,300        821,086
    Micron Technology,
      Inc.*sec.                9,500        216,220
    Micron Technology, Inc.
      Warrants* 144A           1,500         11,813
    National Semiconductor
      Corp.*                   9,100        236,418
    Novellus Systems,
      Inc.*sec.                9,300        307,179
    PMC-Sierra, Inc.*sec.      8,100        131,463
    QLogic Corp.*sec.          5,400        212,490
    RF Micro Devices,
      Inc.*sec.               18,400        376,096
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd. [ADR]*sec.          5,400         69,714
    Vitesse Semiconductor
      Corp.*                  14,400        135,936
    Xilinx, Inc.*sec.          9,100        276,822
                                        -----------
                                          6,269,092
                                        -----------

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
  TELECOMMUNICATIONS -- 3.9%
    Amdocs Ltd.*sec.           6,800    $   177,548
    Finisar Corp.*            12,500         97,750
    Motorola, Inc.             3,700         60,569
    ONI Systems Corp.*         9,500         46,455
    QUALCOMM, Inc.*sec.        4,700        230,535
    Research in Motion
      Ltd.*sec.                8,900        144,714
    Sprint Corp. (PCS
      Group)*sec.              9,400        209,620
    Time Warner Telecom,
      Inc. Cl-A*               7,900         86,584
                                        -----------
                                          1,053,775
                                        -----------
TOTAL COMMON STOCK
  (Cost $40,071,204)                     25,877,109
                                        -----------
                               PAR
                              (000)
                             -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
     Federal Home Loan Mortgage Corp.
      3.36%, 01/03/02        $   210        208,745
                                        -----------
    Federal National Mortgage Assoc.
      3.401%, 01/24/02           290        287,671
                                        -----------
  (Cost $496,498)                           496,416
                                        -----------
                              NUMBER
                                OF
                             CONTRACTS
                             ---------
OPTIONS -- 0.0%
  PUT OPTIONS
    NASDAQ 100 Index,
      Strike Price 33,
      Expires 11/17/01*
  (Cost $5,871)                    57           6,840
                                          -----------
                              SHARES
                              ------
SHORT-TERM INVESTMENTS -- 4.8%
    Temporary Investment
      Cash Fund               655,119         655,119
    Temporary Investment
      Fund                    655,119         655,119
                                          -----------
  (Cost $1,310,238)                         1,310,238
                                          -----------
TOTAL INVESTMENTS -- 102.5%
  (Cost $41,883,811)                       27,690,603
                                          -----------

ASAF INVESCO TECHNOLOGY FUND

-----------------------------------------------------
                              NUMBER
                                OF
                             CONTRACTS       VALUE
-----------------------------------------------------
WRITTEN OPTIONS -- (0.5)%
  CALL OPTIONS
    International Business
      Machines Corp.,
      Strike Price 105,
      Expires 01/19/02*            24     $   (22,320)
    KLA-Tencor Corp.,
      Strike Price 45,
      Expires 12/22/01*            21          (6,720)
    Mercury Interactive
      Corp., Strike Price
      30, Expires 01/19/02*        27          (5,805)
    Microsoft Corp., Strike
      Price 70, Expires
      12/22/01*                    42          (2,100)
    Polycom, Inc., Strike
      Price 30, Expires
      01/19/02*                    85         (29,750)
    RF Micro Devices Inc.,
      Strike Price 20,
      Expires 11/17/01*            38          (9,880)
    Veritas Software Corp.,
      Strike Price 30,
      Expires 12/22/01*            22          (6,820)
                                          -----------
                                              (83,395)
                                          -----------

-----------------------------------------------------
                              NUMBER
                                OF
                             CONTRACTS       VALUE
-----------------------------------------------------
  PUT OPTIONS
    Dell Computer Corp.,
      Strike Price 25,
      Expires 11/17/01*            95     $   (17,100)
    Oracle Corp., Strike
      Price 15, Expires
      01/19/02*                   115         (28,750)
                                          -----------
                                              (45,850)
                                          -----------
TOTAL WRITTEN OPTIONS
  (Premiums $(119,154))                      (129,245)
                                          -----------
OTHER LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.0%)                           (544,592)
                                          -----------
NET ASSETS -- 100.0%                      $27,016,766
                                          ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF JANUS MID-CAP GROWTH FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
COMMON STOCK -- 89.7%
  ADVERTISING -- 2.8%
    Lamar Advertising Co.*     9,655    $   303,167
    TMP Worldwide, Inc.*       9,750        291,038
                                        -----------
                                            594,205
                                        -----------
  AIRLINES -- 2.0%
    Ryanair Holdings PLC
      [ADR]*sec.               9,000        420,660
                                        -----------
  BROADCASTING -- 1.2%
    Cox Radio, Inc. Cl-A*      4,005         86,909
    Entercom Communications
      Corp.*                   2,175         73,298
    Hispanic Broadcasting
      Corp.*                   5,680         95,196
                                        -----------
                                            255,403
                                        -----------
  BUSINESS SERVICES -- 4.6%
    Certegy, Inc.*             2,455         69,968
    Paychex, Inc.sec.         27,865        893,351
                                        -----------
                                            963,319
                                        -----------
  CABLE TELEVISION -- 2.1%
    Charter Communications,
      Inc. Cl-A*sec.          30,455        430,634
                                        -----------
  COMPUTER SERVICES & SOFTWARE -- 0.7%
    Affiliated Computer
      Services, Inc.
      Cl-A*sec.                1,560        137,358
                                        -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 4.3%
    Cree, Inc.*sec.           26,170        469,751
    Intersil Corp. Cl-A*       7,585        248,409
    Plexus Corp.*sec.          3,875         96,875
    Symbol Technologies,
      Inc.                     6,180         79,413
                                        -----------
                                            894,448
                                        -----------
  FINANCIAL -- BANK & TRUST -- 0.9%
    National Commerce
      Financial Corp.          4,530        103,058
    North Fork
      Bancorporation, Inc.     3,220         89,838
                                        -----------
                                            192,896
                                        -----------
  FINANCIAL SERVICES -- 3.7%
    Concord EFS, Inc.*sec.    19,570        535,631
    E*TRADE Group, Inc.*      16,710        109,116
    Moody's Corp.              3,685        127,943
    SEI Investments Co.           40          1,230
                                        -----------
                                            773,920
                                        -----------
  HEALTHCARE SERVICES -- 11.2%
    Cardinal Health, Inc.      4,520        303,337
    Community Health
      Systems, Inc.*sec.       9,460        236,500
    CuraGen Corp.*             9,965        229,893
    Health Management
      Associates, Inc. Cl-A*  14,245        277,635
    Laboratory Corp. of
      America Holdings*        5,170        445,653

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
    Manor Care, Inc.*            900    $    21,024
    McKesson Corp.             5,845        216,207
    Medarex, Inc.*            11,370        234,222
    Omnicare, Inc.             4,670         92,840
    Quest Diagnostic,
      Inc.*sec.                4,365        285,384
                                        -----------
                                          2,342,695
                                        -----------
  HOTELS & MOTELS -- 0.5%
    Starwood Hotels &
      Resorts Worldwide,
      Inc.sec.                 4,655        102,596
                                        -----------
  INSURANCE -- 1.5%
    AFLAC, Inc.                5,100        124,746
    MGIC Investment
      Corp.sec.                3,505        181,349
                                        -----------
                                            306,095
                                        -----------
  INTERNET SERVICES -- 4.9%
    eBay, Inc.*sec.           19,515      1,024,147
                                        -----------
  MACHINERY & EQUIPMENT -- 1.6%
    Universal Compression
      Holdings, Inc.*         12,305        344,417
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 5.1%
    Apogent Technologies,
      Inc.*sec.                5,320        124,594
    Biomet, Inc.                 120          3,660
    Cerus Corp*                4,440        203,929
    Invitrogen Corp.*sec.      6,785        416,193
    St. Jude Medical, Inc.*    2,245        159,395
    Stryker Corp.              2,780        156,347
                                        -----------
                                          1,064,118
                                        -----------
  OIL & GAS -- 7.0%
    EOG Resources, Inc.sec.    5,595        197,895
    Hanover Compressor
      Co.*sec.                23,130        637,925
    Kinder Morgan, Inc.       12,900        640,228
                                        -----------
                                          1,476,048
                                        -----------
  PERSONAL SERVICES -- 6.3%
    Apollo Group, Inc.
      Cl-A*sec.               21,175        860,764
    Cendant Corp.*sec.        26,995        349,855
    University of Phoenix
      Online*                  4,100        107,830
                                        -----------
                                          1,318,449
                                        -----------
  PHARMACEUTICALS -- 14.6%
    Abgenix, Inc.*sec.         7,060        210,317
    Andrx Group*sec.           8,210        533,075
    Enzon, Inc.*sec.           9,000        556,650
    Human Genome Sciences,
      Inc.*                   16,680        711,068
    King Pharmaceuticals,
      Inc.*sec.                1,571         61,253
    Millennium
      Pharmaceuticals, Inc.*  15,450        393,357
    OSI Pharmaceuticals,
      Inc.*                    5,360        244,845
    Sepracor, Inc.*sec.        7,600        360,544
                                        -----------
                                          3,071,109
                                        -----------

ASAF JANUS MID-CAP GROWTH FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
RETAIL & MERCHANDISING -- 2.0%
    Walgreen Co.              13,275    $   429,845
                                        -----------
  SEMICONDUCTORS -- 1.6%
    Integrated Device
      Technology, Inc.*       11,880        330,858
    Semtech Corp.*sec.           175          6,606
                                        -----------
                                            337,464
                                        -----------
  TELECOMMUNICATIONS -- 8.5%
    American Tower Corp.
      Cl-A*sec.               23,640        260,513
    Crown Castle
      International Corp.*    60,615        709,196
    EchoStar Communications
      Corp. Cl-A*sec.          9,390        217,754
    SBA Communications
      Corp.*                  12,650        103,730
    Western Wireless Corp.
      Cl-A*                   16,630        485,097
                                        -----------
                                          1,776,290
                                        -----------
  TRANSPORTATION -- 0.1%
    Expeditors International
      of Washington, Inc.        500         22,600
                                        -----------
  UTILITIES -- 2.5%
    AES Corp.*sec.            12,745        176,518
    Calpine Corp.*sec.        14,020        346,995
                                        -----------
                                            523,513
                                        -----------
  TOTAL COMMON STOCK
  (Cost $23,530,761)                     18,802,229
                                        -----------

---------------------------------------------------
                               PAR
                              (000)        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.0%
    Federal Home Loan Bank
      2.40%, 12/03/01         $  500    $   498,995
                                        -----------
    Federal Home Loan
      Mortgage Corp.
      2.48%, 11/01/01          1,600      1,600,000
                                        -----------
  (Cost $2,098,933)                       2,098,995
                                        -----------
TOTAL INVESTMENTS -- 99.7%
  (Cost $25,629,694)                     20,901,224
OTHER ASSETS LESS
  LIABILITIES -- 0.3%                        69,842
                                        -----------
NET ASSETS -- 100.0%                    $20,971,066
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF PROFUND MANAGED OTC FUND

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 86.9%
  ADVERTISING -- 0.3%
    TMP Worldwide,
      Inc.*sec.               3,185      $    95,072
                                         -----------
  BROADCASTING -- 0.6%
    USA Networks, Inc.*       9,737          179,550
                                         -----------
  BUSINESS SERVICES -- 1.3%
    Parametric Technology
      Corp.*                  9,737           68,256
    Paychex, Inc.sec.         9,646          309,251
                                         -----------
                                             377,507
                                         -----------
  BUSINESS SERVICES -- COMPUTER SYSTEMS -- 1.0%
    Fiserv, Inc.*             6,370          236,900
    I2 Technologies, Inc.*   12,194           55,605
                                         -----------
                                             292,505
                                         -----------
  CABLE TELEVISION -- 1.5%
    Comcast Corp.
      Cl-A*sec.              12,194          437,033
                                         -----------
  CLOTHING & APPAREL -- 0.8%
    Cintas Corp.sec.          5,551          224,371
                                         -----------
  COMPUTER HARDWARE -- 4.4%
    Apple Computer, Inc.*    13,286          233,302
    Dell Computer
      Corp.*sec.             26,117          626,286
    Palm, Inc.*              14,651           36,041
    Sun Microsystems,
      Inc.*                  38,584          391,628
                                         -----------
                                           1,287,257
                                         -----------
  COMPUTER SERVICES & SOFTWARE -- 24.6%
    3Com Corp.*               4,823           19,967
    Ariba, Inc.*sec.          6,552           21,622
    BEA Systems, Inc.*sec.    9,919          120,417
    Brocade Communications
      Systems, Inc.*sec.      6,279          154,149
    Cisco Systems, Inc.*     71,253        1,205,601
    Citrix Systems,
      Inc.*sec.               6,097          142,670
    Compuware Corp.*          6,279           64,548
    Electronic Arts,
      Inc.*sec.               3,731          191,997
    Intuit, Inc.*             7,189          289,142
    Mercury Interactive
      Corp.*                  2,457           58,526
    Microsoft Corp.*sec.     50,505        2,936,866
    Network Appliance,
      Inc.*                   9,373          124,661
    Novell, Inc.*            11,830           41,878
    Oracle Corp.*sec.        63,336          858,836
    PeopleSoft, Inc.*sec.    11,648          346,761
    Rational Software
      Corp.*sec.              5,733           75,217
    Siebel Systems,
      Inc.*sec.              14,651          239,251
    Veritas Software
      Corp.*sec.             11,102          315,075
                                         -----------
                                           7,207,184
                                         -----------
  CONTAINERS & PACKAGING -- 0.3%
    Smurfit-Stone
      Container Corp.*        6,552           97,035
                                         -----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.7%
    Adobe Systems, Inc.       6,370          168,168
    Comverse Technology,
      Inc.*                   5,187           97,567

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    Flextronics
      International
      Ltd.*sec.              14,287      $   284,312
    KLA-Tencor Corp.*sec.     6,097          249,123
    Linear Technology
      Corp.sec.              11,557          448,413
    Metromedia Fiber
      Network, Inc.
      Cl-A*sec.              20,384           14,676
    Molex, Inc.               2,639           76,346
    NVIDIA Corp.*sec.         4,263          182,712
    Sanmina Corp.*sec.        9,282          140,529
                                         -----------
                                           1,661,846
                                         -----------
  ENTERTAINMENT & LEISURE -- 0.8%
    Gemstar-TV Guide
      International Group,
      Inc.*                  11,739          237,950
                                         -----------
  FINANCIAL SERVICES -- 1.4%
    Concord EFS, Inc.*sec.   15,470          423,414
                                         -----------
  FOOD -- 0.8%
    Starbucks Corp.*         14,469          247,709
                                         -----------
  HEALTHCARE SERVICES -- 2.6%
    Amgen, Inc.*sec.         13,286          754,911
                                         -----------
  INTERNET SERVICES -- 3.5%
    Amazon.com, Inc.*sec.     6,552           45,733
    BroadVision, Inc.*        8,281           16,893
    Check Point Software
      Technologies
      Ltd.*sec.               6,370          188,042
    CMGI, Inc.*sec.          10,283           15,527
    CNET Networks, Inc.*      4,277           21,128
    eBay, Inc.*sec.           5,551          291,316
    Inktomi Corp.*            3,185           13,536
    Juniper Networks,
      Inc.*sec.               5,733          127,789
    RealNetworks, Inc.*       4,186           23,735
    VeriSign, Inc.*sec.       5,187          200,789
    Yahoo!, Inc.*             7,462           81,187
                                         -----------
                                           1,025,675
                                         -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 2.3%
    Biomet, Inc.              9,842          300,181
    Genzyme Corp.*            7,098          382,937
                                         -----------
                                             683,118
                                         -----------
  OFFICE EQUIPMENT -- 0.4%
    Staples, Inc.*            8,372          122,064
                                         -----------
  PHARMACEUTICALS -- 7.9%
    Abgenix, Inc.*sec.        2,275           67,772
    Andrx Group*sec.          1,820          118,173
    Biogen, Inc.*sec.         5,005          275,275
    Chiron Corp.*sec.         7,280          391,810
    Gilead Sciences,
      Inc.*sec.               2,548          160,269
    Human Genome Sciences,
      Inc.*sec.               3,458          147,415
    IDEC Pharmaceutical
      Corp.*sec.              4,459          267,362
    Immunex Corp.*sec.       19,929          476,103
    MedImmune, Inc.*sec.      6,188          242,817
    Millennium
      Pharmeceuticals,
      Inc.*                   6,552          166,814
                                         -----------
                                           2,313,810
                                         -----------

ASAF PROFUND MANAGED OTC FUND

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
RETAIL & MERCHANDISING --
1.7%
    Bed Bath & Beyond,
      Inc.*sec.              10,647      $   266,813
    Costco Companies,
      Inc.*                   6,461          244,420
                                         -----------
                                             511,233
                                         -----------
  SEMICONDUCTORS -- 14.9%
    Altera Corp.*            14,833          299,627
    Applied Materials,
      Inc.*                  11,466          391,105
    Applied Micro Circuits
      Corp.*                  9,555          105,392
    Atmel Corp.*sec.          9,464           75,239
    Broadcom Corp.
      Cl-A*sec.               4,550          156,566
    Conexant Systems,
      Inc.*                   7,553           76,663
    Intel Corp.sec.          64,155        1,566,664
    JDS Uniphase
      Corp.*sec.             36,946          295,199
    Maxim Integrated
      Products, Inc.*sec.    12,558          574,528
    Microchip Technology,
      Inc.*                   3,003           93,754
    Novellus Systems,
      Inc.*                   4,004          132,252
    PMC-Sierra, Inc.*         4,914           79,754
    QLogic Corp.*sec.         2,548          100,264
    Vitesse Semiconductor
      Corp.*                  5,642           53,260
    Xilinx, Inc.*sec.        12,012          365,405
                                         -----------
                                           4,365,672
                                         -----------
  TELECOMMUNICATIONS -- 9.7%
    ADC
      Telecommunications,
      Inc.*sec.              26,845          122,145
    Adelphia
      Communications Corp.
      Cl-A*sec.               4,550          100,692
    Ciena Corp.*sec.         10,556          171,641
    EchoStar
      Communications Corp.
      Cl-A*sec.               6,734          156,161
    Ericsson, (L.M.)
      Telephone Co. [ADR]    26,936          115,017
    Level 3
      Communications,
      Inc.*sec.               7,007           24,104
    McLeodUSA, Inc.
      Cl-A*sec.              13,741           10,306
    Nextel Communications,
      Inc. Cl-A*             25,858          205,571
    PanAmSat Corp.*           5,460          115,643
    QUALCOMM, Inc.*sec.      25,025        1,227,475
    RF Micro Devices,
      Inc.*sec.               5,096          104,162

----------------------------------------------------
                             SHARES         VALUE
----------------------------------------------------
    Tellabs, Inc.*sec.        6,370      $    86,951
    WorldCom, Inc.*          28,938          389,216
    XO Communications,
      Inc.*sec.              10,087            9,280
                                         -----------
                                           2,838,364
                                         -----------
  TRANSPORTATION -- 0.4%
    PACCAR, Inc.              2,366          124,972
                                         -----------
TOTAL COMMON STOCK
  (Cost $39,722,946)                      25,508,252
                                         -----------
                             NUMBER
                               OF
                            CONTRACTS
                            ---------
OPTIONS -- 7.9%
  CALL OPTIONS
    NASDAQ 100 Index
      Futures, Strike
      Price 600, Expires
      11/24/01*
  (Cost $2,250,180)              30        2,307,000
                                         -----------
                             SHARES
                             ------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment
      Cash Fund             145,403          145,403
    Temporary Investment
      Fund                  145,402          145,402
                                         -----------
  (Cost $290,805)                            290,805
                                         -----------
TOTAL INVESTMENTS -- 95.8%
  (Cost $42,263,931)                      28,106,057
OTHER ASSETS LESS LIABILITIES -- 4.2%      1,229,616
                                         -----------
NET ASSETS -- 100.0%                     $29,335,673
                                         ===========

Cash of $1,701,000 has been segregated with the custodian to cover requirements for the following open futures contracts at October 31, 2001:

                       EXPIRATION    NUMBER OF     UNREALIZED
DESCRIPTION              MONTH       CONTRACTS    APPRECIATION
-----------            ----------    ---------    ------------
NASDAQ 100 Index         12/01          50          $397,000
                                                    ========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
COMMON STOCK -- 96.9%
  AUTOMOTIVE PARTS -- 2.2%
    Genuine Parts Co.           4,250    $  138,125
    Goodyear Tire & Rubber
      Co.sec.                   3,000        55,890
                                         ----------
                                            194,015
                                         ----------
  BEVERAGES -- 0.8%
    Coca-Cola Enterprises,
      Inc.sec.                  4,100        75,235
                                         ----------
  CABLE TELEVISION -- 1.6%
    Comcast Corp. Cl-A*sec.     4,000       143,360
                                         ----------
  CHEMICALS -- 3.8%
    Dow Chemical Co.            5,275       175,394
    DuPont, (E.I.) de
      Nemours & Co.sec.         3,225       128,968
    Eastman Chemical Co.        1,100        37,741
                                         ----------
                                            342,103
                                         ----------
  CLOTHING & APPAREL -- 1.2%
    Jones Apparel Group,
      Inc.*                     2,000        55,200
    V.F. Corp.                  1,500        49,830
                                         ----------
                                            105,030
                                         ----------
  COMPUTER HARDWARE -- 1.9%
    Hewlett-Packard Co.sec.     7,625       128,329
    International Business
      Machines Corp.sec.          400        43,228
                                         ----------
                                            171,557
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 4.4%
    Electronic Data Systems
      Corp.                     2,700       173,799
    Microsoft Corp.*sec.        3,900       226,785
                                         ----------
                                            400,584
                                         ----------
  CONGLOMERATES -- 3.0%
    Philip Morris Co.,
      Inc.sec.                    650        30,420
    Tyco International
      Ltd.sec.                  4,800       235,872
                                         ----------
                                            266,292
                                         ----------
  CONTAINERS & PACKAGING -- 0.3%
    Smurfit-Stone Container
      Corp.*                    2,100        31,101
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 3.1%
    General Electric Co.sec.    7,100       258,511
    Solectron Corp.*sec.        2,000        24,600
                                         ----------
                                            283,111
                                         ----------
  ENTERTAINMENT & LEISURE -- 4.3%
    AOL Time Warner, Inc.*      7,500       234,075
    Viacom, Inc. Cl-B*sec.      4,200       153,342
                                         ----------
                                            387,417
                                         ----------
  FINANCIAL -- BANK & TRUST -- 6.6%
    Bank of America
      Corp.sec.                 3,225       190,242
    Bank One Corp.              3,450       114,506
    FleetBoston Financial
      Corp.                     2,825        92,830
    National City Corp.         2,300        60,720

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
    Regions Financial Corp.       650    $   17,492
    Wachovia Corp.              4,100       117,259
                                         ----------
                                            593,049
                                         ----------
  FINANCIAL SERVICES -- 11.9%
    Citigroup, Inc.             5,900       268,568
    Fannie Maesec.              1,225        99,176
    Freddie Mac                 4,975       337,404
    Golden West Financial
      Corp.                     1,675        81,405
    Lehman Brothers
      Holdings, Inc.            2,100       131,166
    Washington Mutual,
      Inc.sec.                  5,037       152,067
                                         ----------
                                          1,069,786
                                         ----------
  FOOD -- 1.9%
    ConAgra, Inc.               7,500       171,750
                                         ----------
  HEALTHCARE SERVICES -- 3.7%
    Aetna, Inc.                 1,200        33,168
    Cardinal Health, Inc.       1,000        67,110
    UnitedHealth Group,
      Inc.sec.                  3,600       236,700
                                         ----------
                                            336,978
                                         ----------
  INSURANCE -- 2.9%
    American International
      Group, Inc.               1,600       125,759
    Chubb Corp.sec.             1,075        73,423
    Torchmark Corp.             1,650        61,100
                                         ----------
                                            260,282
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Medtronic, Inc.sec.         2,000        80,600
                                         ----------
  OIL & GAS -- 4.0%
    Amerada Hess Corp.            725        42,594
    Conoco, Inc.                3,050        78,385
    Occidental Petroleum
      Corp.sec.                 1,975        50,007
    Phillips Petroleum Co.      3,500       190,435
                                         ----------
                                            361,421
                                         ----------
  PAPER & FOREST PRODUCTS -- 0.9%
    Georgia-Pacific
      Corp.sec.                 3,000        83,280
                                         ----------
  PHARMACEUTICALS -- 8.8%
    Pfizer, Inc.                7,300       305,870
    Pharmacia Corp.             6,200       251,224
    Schering-Plough Corp.       6,425       238,882
                                         ----------
                                            795,976
                                         ----------
  RAILROADS -- 4.6%
    Burlington Northern
      Santa Fe Corp.            7,650       205,555
    Norfolk Southern Corp.      4,200        70,350
    Union Pacific Corp.sec.     2,650       137,827
                                         ----------
                                            413,732
                                         ----------
  RESTAURANTS -- 0.5%
    Wendy's International,
      Inc.                      1,600        42,080
                                         ----------
  RETAIL & MERCHANDISING -- 9.6%
    Federated Department
      Stores, Inc.*sec.         1,850        59,182
    Home Depot, Inc.            4,900       187,327

ASAF ALLIANCE/BERNSTEIN GROWTH + VALUE FUND

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
    Kohl's Corp.*sec.           5,100    $  283,610
    May Department Stores
      Co.                       1,000        31,450
    Sears, Roebuck & Co.        2,900       112,433
    Walgreen Co.                5,900       191,042
                                         ----------
                                            865,044
                                         ----------
  TELECOMMUNICATIONS -- 10.1%
    AT&T Wireless Services,
      Inc.*sec.                16,000       231,040
    Nokia Corp. Cl-A
      [ADR]sec.                 8,300       170,233
    Tellabs, Inc.*sec.          4,000        54,600
    Vodafone Group PLC
      [ADR]sec.                10,700       247,383
    WorldCom, Inc.*            15,400       207,130
                                         ----------
                                            910,386
                                         ----------
  UTILITIES -- 3.9%
    Ameren Corp.sec.            2,500       100,250
    American Electric Power
      Co., Inc.                 3,425       143,508
    Consolidated Edison,
      Inc.                      2,800       110,572
                                         ----------
                                            354,330
                                         ----------
TOTAL COMMON STOCK
  (Cost $9,330,720)                       8,738,499
                                         ----------

---------------------------------------------------
                              SHARES       VALUE
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%
    Temporary Investment
      Cash Fund               178,921    $  178,921
    Temporary Investment
      Fund                    178,921       178,921
                                         ----------
  (Cost $357,842)                           357,842
                                         ----------
TOTAL INVESTMENTS -- 100.9%
  (Cost $9,688,562)                       9,096,341
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.9%)                          (82,943)
                                         ----------
NET ASSETS -- 100.0%                     $9,013,398
                                         ==========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF INVESCO HEALTH SCIENCES FUND

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
COMMON STOCK -- 90.3%
BIOTECHNOLOGY HEALTHCARE -- 22.4%
    Abgenix, Inc.*sec.         5,100    $   151,929
    Amgen, Inc.*sec.           6,070        344,897
    Genentech, Inc.*sec.      11,080        578,930
    Genzyme Corp.*sec.         7,940        428,363
    Gilead Sciences,
      Inc.*sec.                7,020        441,558
    Human Genome Sciences,
      Inc.*                    4,740        202,066
    IDEC Pharmaceutical
      Corp.*sec.               9,880        592,405
    Medarex, Inc.*             6,680        137,608
    Medimmune, Inc.*sec.       3,800        149,112
    Millennium
      Pharmaceuticals,
      Inc.*                    4,460        113,552
    Protein Design Labs,
      Inc.*sec.                5,240        172,972
                                        -----------
                                          3,313,392
                                        -----------
  HEALTHCARE SERVICES -- 4.2%
    First Health Group
      Corp.*                   6,280        169,560
    Tenet Healthcare
      Corp.*sec.               7,860        452,107
                                        -----------
                                            621,667
                                        -----------
  MEDICAL EQUIPMENT & DEVICES -- 6.9%
    Baxter International,
      Inc.                     1,740         84,164
    Laboratory Corp. of
      America Holdings*        1,440        124,128
    St. Jude Medical, Inc.*    8,720        619,120
    Varian Medical Systems,
      Inc.*                    2,760        185,196
                                        -----------
                                          1,012,608
                                        -----------
  MEDICAL SUPPLIES & EQUIPMENT -- 10.3%
    AmerisourceBergen
      Corp.                   12,070        767,168
    Guidant Corp.*sec.        11,560        479,856
    Zimmer Holdings, Inc.*     8,694        268,732
                                        -----------
                                          1,515,756
                                        -----------
  PHARMACEUTICALS -- 43.7%
    Abbott Laboratories       11,720        620,926
    Allergan, Inc.             1,340         96,199
    American Home Products
      Corp.                    9,880        551,600
    Andrx Group*sec.           1,180         76,617
    Bristol-Meyers Squibb
      Co.                      2,240        119,728
    Cardinal Health, Inc.      6,520        437,557
    Forest Laboratories,
      Inc.*sec.                8,420        626,280
    ImClone Systems,
      Inc.*sec.                5,780        353,678
    Johnson & Johnson
      Co.sec.                 12,420        719,242
    King Pharmaceuticals,
      Inc.*sec.                7,400        288,526

---------------------------------------------------
                             SHARES        VALUE
---------------------------------------------------
    Merck & Co., Inc.          2,240    $   142,934
    Pfizer, Inc.              22,220        931,019
    Pharmaceutical HOLDRs
      Trust                    1,500        148,230
    Pharmaceutical
      Resources, Inc.*sec.     1,700         58,310
    Pharmacia Corp.sec.        8,300        336,316
    Serono SA [ADR]            6,770        129,578
    Shire Pharmaceuticals
      Group PLC [ADR]          7,680        343,296
    Teva Pharmaceutical
      Industries Ltd.
      [ADR]sec.                7,480        462,264
                                        -----------
                                          6,442,300
                                        -----------
  PRIMARY CARE -- 2.8%
    HCA, Inc.sec.             10,510        416,827
                                        -----------
TOTAL COMMON STOCK
  (Cost $12,991,908)                     13,322,550
                                        -----------
FOREIGN STOCK -- 1.7%
  PHARMACEUTICALS
    Sanofi-Synthelabo SA --
      (FRF)
  (Cost $243,259)              3,900        257,298
                                        -----------
                               PAR
                              (000)
                             -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.8%
    Federal Home Loan Bank
      2.311%, 11/05/01
  (Cost $999,743)            $ 1,000        999,743
                                        -----------
                             SHARES
                             -------
SHORT-TERM INVESTMENTS -- 9.3%
    Temporary Investment
      Cash Fund              687,574        687,574
    Temporary Investment
      Fund                   687,573        687,573
                                        -----------
  (Cost $1,375,147)                       1,375,147
                                        -----------
TOTAL INVESTMENTS -- 108.1%
  (Cost $15,610,057)                     15,954,738
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.1%)                       (1,194,715)
                                        -----------
NET ASSETS -- 100.0%                    $14,760,023
                                        ===========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASAF SANFORD BERNSTEIN CORE VALUE FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 95.0%
  AEROSPACE -- 1.7%
    Goodrich (B.F.)
      Corp.sec.                1,775    $     37,896
    Lockheed Martin
      Corp.sec.                1,275          62,182
    Raytheon Co.sec.           1,825          58,856
                                        ------------
                                             158,934
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co.             1,500          24,075
                                        ------------
  AUTOMOTIVE PARTS -- 2.9%
    Autoliv, Inc.              1,700          27,268
    Dana Corp.                   775           8,331
    Delphi Automotive
      Systems Corp.            4,075          47,311
    Eaton Corp.                  650          42,536
    Genuine Parts Co.          1,675          54,437
    Goodyear Tire &
      Rubber Co.                 875          16,301
    Lear Corp.*                1,125          34,538
    TRW, Inc.                    725          24,498
    Visteon Corp.                825           9,818
                                        ------------
                                             265,038
                                        ------------
  BEVERAGES -- 0.6%
    Coca-Cola
      Enterprises,
      Inc.sec.                 2,850          52,298
                                        ------------
  BROADCASTING -- 0.1%
    Liberty Media Corp.
      Cl-A*sec.                  700           8,183
                                        ------------
  BUILDING MATERIALS -- 0.8%
    Masco Corp.                2,825          56,020
    The Sherwin-Williams
      Co.                        525          12,789
                                        ------------
                                              68,809
                                        ------------
  BUSINESS SERVICES -- 0.3%
    Ingram Micro, Inc.
      Cl-A*                    1,900          24,320
                                        ------------
  CABLE TELEVISION -- 0.0%
    Comcast Corp.
      Cl-A*sec.                  100           3,584
                                        ------------
  CHEMICALS -- 4.2%
    Cabot Corp.                  700          23,450
    Dow Chemical Co.           2,650          88,112
    DuPont, (E.I.) de
      Nemours & Co.sec.        2,600         103,973
    Eastman Chemical Co.         500          17,155
    Hercules, Inc.sec.         2,025          15,309
    PPG Industries,
      Inc.sec.                   950          46,389
    Praxair, Inc.sec.          1,225          57,796
    The Lubrizol Corp.         1,125          31,658
                                        ------------
                                             383,842
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  CLOTHING & APPAREL -- 1.4%
    Jones Apparel Group,
      Inc.*                    1,300    $     35,880
    Limited, Inc.              1,750          19,513
    Liz Claiborne, Inc.          925          42,087
    V.F. Corp.                   800          26,576
                                        ------------
                                             124,056
                                        ------------
  COMPUTER HARDWARE -- 1.6%
    Hewlett-Packard
      Co.sec.                  5,500          92,565
    International
      Business Machines
      Corp.sec.                  235          25,396
    Quantum Corp. -- DLT
      & Storage Systems*       2,900          24,447
                                        ------------
                                             142,408
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 1.0%
    Electronic Data
      Systems Corp.              800          51,496
    NCR Corp.*                   275           9,749
    Tech Data Corp.*sec.         675          28,816
                                        ------------
                                              90,061
                                        ------------
  CONGLOMERATES -- 2.0%
    Johnson Controls,
      Inc.sec.                   150          10,848
    Minnesota Mining &
      Manufacturing
      Co.sec.                     50           5,219
    National Service
      Industries, Inc.           600          10,644
    Philip Morris Co.,
      Inc.sec.                 3,150         147,420
    Tyco International
      Ltd.sec.                   200           9,828
                                        ------------
                                             183,959
                                        ------------
  CONSTRUCTION -- 1.1%
    Centex Corp.               1,050          40,173
    KB Home Co.                  900          26,595
    Pulte Corp.                1,100          35,750
                                        ------------
                                             102,518
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 2.3%
    Fortune Brands, Inc.       1,450          53,432
    Johnson & Johnson
      Co.sec.                    150           8,687
    Newell Rubbermaid,
      Inc.                       675          18,657
    Procter & Gamble Co.         700          51,646
    Snap-On, Inc.              1,250          33,450
    Whirlpool Corp.              750          44,265
                                        ------------
                                             210,137
                                        ------------
  CONTAINERS & PACKAGING -- 0.6%
    Bemis Co., Inc.              175           7,572
    Owens Illinois, Inc.*        450           2,745
    Smurfit-Stone
      Container Corp.*         3,150          46,652
                                        ------------
                                              56,969
                                        ------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    Arrow Electronics,
      Inc.*sec.                1,200    $     29,340
    Avnet, Inc.                1,375          28,366
    Hubbell, Inc. Cl-B           975          26,637
    Solectron Corp.*sec.       2,500          30,750
    Thomas & Betts
      Corp.sec.                  675          12,258
                                        ------------
                                             127,351
                                        ------------
  ENTERTAINMENT & LEISURE -- 0.3%
    Disney, (Walt)
      Co.sec.                    950          17,661
    Viacom, Inc.
      Cl-B*sec.                  200           7,302
                                        ------------
                                              24,963
                                        ------------
  FINANCIAL -- BANK & TRUST -- 15.5%
    AmSouth
      Bancorporation           3,125          54,031
    Bank of America
      Corp.sec.                3,600         212,363
    Bank One Corp.sec.         3,375         112,016
    Charter One
      Financial, Inc.          1,732          47,197
    Comerica, Inc.               275          12,675
    FleetBoston Financial
      Corp.                    2,750          90,365
    J.P. Morgan Chase &
      Co.sec.                  3,775         133,484
    KeyCorp                    2,650          56,339
    National City Corp.        2,625          69,300
    Regions Financial
      Corp.                    2,050          55,166
    Southtrust Corp.           2,350          53,251
    SunTrust Banks,
      Inc.sec.                 1,125          67,343
    U.S. Bancorp               5,650         100,457
    Union BanCal
      Corp.sec.                1,025          34,225
    Union Planters Corp.       1,215          49,208
    Wachovia Corp.             4,025         115,115
    Wells Fargo & Co.sec.      3,700         146,149
                                        ------------
                                           1,408,684
                                        ------------
  FINANCIAL SERVICES -- 11.4%
    American Express Co.         425          12,508
    Citigroup, Inc.            6,600         300,431
    Countrywide Credit
      Industries,
      Inc.sec.                 1,300          51,909
    Fannie Mae                 2,025         163,944
    Freddie Mac                  950          64,429
    Golden West Financial
      Corp.                    1,025          49,815
    Goldman Sachs Group,
      Inc.sec.                   800          62,528
    Lehman Brothers
      Holdings, Inc.           1,100          68,706
    Merrill Lynch & Co.,
      Inc.sec.                 2,275          99,440

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Morgan Stanley Dean
      Witter & Co.sec.         1,625    $     79,495
    Washington Mutual,
      Inc.sec.                 2,912          87,913
                                        ------------
                                           1,041,118
                                        ------------
  FOOD -- 4.1%
    Archer Daniels
      Midland Co.              4,401          61,306
    ConAgra, Inc.sec.          2,725          62,402
    Heinz, (H.J.) Co.          1,275          54,111
    Kellogg Co.                1,625          49,563
    Kroger Co.*sec.              600          14,676
    Sara Lee Corp.             2,875          64,083
    SUPERVALU, Inc.sec.        1,100          23,474
    Tyson Foods, Inc.          4,730          46,307
                                        ------------
                                             375,922
                                        ------------
  FURNITURE -- 0.6%
    Leggett & Platt, Inc.      2,525          54,717
                                        ------------
  HEALTHCARE SERVICES -- 1.2%
    Aetna, Inc.                  925          25,567
    Health Net, Inc.*sec.      2,000          43,900
    Humana, Inc.*              3,500          40,425
                                        ------------
                                             109,892
                                        ------------
  HOTELS & MOTELS -- 0.3%
    Hilton Hotels Corp.        2,900          24,824
                                        ------------
  INSURANCE -- 4.6%
    Allstate Corp.             2,150          67,466
    American
      International
      Group, Inc.                273          21,458
    AON Corp.sec.                950          36,138
    Chubb Corp.sec.              800          54,640
    CIGNA Corp.                  830          60,506
    MetLife, Inc.sec.          2,150          57,835
    St. Paul Companies,
      Inc.                     1,175          53,933
    Torchmark Corp.              850          31,476
    XL Capital Ltd.              425          36,916
                                        ------------
                                             420,368
                                        ------------
  MACHINERY & EQUIPMENT -- 0.8%
    Black & Decker Corp.       1,450          47,981
    Briggs & Stratton
      Corp.                      100           3,756
    Cummins Engine Co.,
      Inc.                       800          25,048
                                        ------------
                                              76,785
                                        ------------
  MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    Abbott Laboratories          500          26,490
                                        ------------
  OFFICE EQUIPMENT -- 0.6%
    Pitney Bowes, Inc.         1,600          58,656
                                        ------------

ASAF SANFORD BERNSTEIN CORE VALUE FUND

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
OIL & GAS -- 9.8%
    Amerada Hess Corp.           400    $     23,500
    Ashland, Inc.              1,200          48,312
    ChevronTexaco Corp.        1,972         174,620
    Conoco, Inc.               2,900          74,530
    ExxonMobil Corp.          10,450         412,252
    Occidental Petroleum
      Corp.                      700          17,724
    Phillips Petroleum
      Co.sec.                  1,225          66,652
    Sunoco, Inc.                 950          35,559
    Unocal Corp.               1,250          40,250
                                        ------------
                                             893,399
                                        ------------
  PAPER & FOREST PRODUCTS -- 2.5%
    Boise Cascade Corp.        1,050          29,988
    Georgia-Pacific
      Corp.sec.                1,800          49,968
    International Paper
      Co.sec.                  1,825          65,335
    Louisiana-Pacific
      Corp.                    1,700          12,240
    Mead Corp.                   875          23,485
    Temple-Inland, Inc.          450          22,496
    Westvaco Corp.             1,000          24,550
                                        ------------
                                             228,062
                                        ------------
  PHARMACEUTICALS -- 2.1%
    Bristol-Meyers Squibb
      Co.                        650          34,743
    Lilly, (Eli) &
      Co.sec.                    100           7,650
    Merck & Co., Inc.          1,250          79,762
    Pharmacia Corp.sec.          950          38,494
    Schering-Plough Corp.        850          31,603
                                        ------------
                                             192,252
                                        ------------
  PRINTING & PUBLISHING -- 0.5%
    Donnelley, (R.R.) &
      Sons Co.                 1,950          49,725
                                        ------------
  RAILROADS -- 1.7%
    Burlington Northern
      Santa Fe Corp.           2,125          57,099
    Norfolk Southern
      Corp.                    1,400          23,450
    Union Pacific
      Corp.sec.                1,350          70,213
                                        ------------
                                             150,762
                                        ------------
  RESTAURANTS -- 0.6%
    McDonald's Corp.             400          10,428
    Wendy's
      International, Inc.      1,650          43,395
                                        ------------
                                              53,823
                                        ------------
  RETAIL & MERCHANDISING -- 2.2%
    Big Lots, Inc.               800           5,840
    Federated Department
      Stores, Inc.*sec.        1,725          55,183
    May Department Stores
      Co.                      1,075          33,809
    Sears, Roebuck &
      Co.sec.                  1,625          63,001
    TJX Companies, Inc.        1,175          39,715
                                        ------------
                                             197,548
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  TELECOMMUNICATIONS -- 8.6%
    AT&T Corp.                 1,775    $     27,069
    BellSouth Corp.            3,400         125,800
    Nortel Networks Corp.
      NY Reg.sec.              5,600          32,536
    SBC Communications,
      Inc.                     4,450         169,590
    Tellabs, Inc.*sec.         3,000          40,950
    Verizon
      Communications,
      Inc.                     5,650         281,426
    WorldCom, Inc.*            7,500         100,875
                                        ------------
                                             778,246
                                        ------------
  TRANSPORTATION -- 0.6%
    PACCAR, Inc.                 975          51,500
                                        ------------
  UTILITIES -- 4.4%
    Ameren Corp.sec.           1,425          57,143
    American Electric
      Power Co., Inc.sec.      1,525          63,897
    Cinergy Corp.sec.          1,650          49,797
    CMS Energy Corp.sec.         425           9,142
    Consolidated Edison,
      Inc.                     1,325          52,324
    FirstEnergy Corp.sec.      1,300          44,798
    Potomac Electric
      Power Co.                2,200          47,102
    Western Resources,
      Inc.                     1,300          21,294
    Wisconsin Energy
      Corp.sec.                  400           8,884
    Xcel Energy, Inc.          1,750          49,490
                                        ------------
                                             403,871
                                        ------------
TOTAL COMMON STOCK
  (Cost $9,102,259)                        8,648,149
                                        ------------
SHORT-TERM INVESTMENTS -- 7.0%
     Temporary Investment
       Cash Fund             316,905         316,905
    Temporary Investment
      Fund                   316,905         316,905
                                        ------------
  (Cost $633,810)                            633,810
                                        ------------
TOTAL
  INVESTMENTS -- 102.0%
  (Cost $9,736,069)                        9,281,959
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (2.0%)                          (184,329)
                                        ------------
NET ASSETS -- 100.0%                    $  9,097,630
                                        ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.
See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

ASAF T. ROWE PRICE TAX MANAGED FUND

---------------------------------------------------
                               SHARES      VALUE
---------------------------------------------------
COMMON STOCK -- 96.3%
  ADVERTISING -- 4.6%
    Interpublic Group of
      Companies, Inc.           1,200    $   26,940
    Omnicom Group, Inc.           700        53,746
    TMP Worldwide, Inc.*sec.      700        20,895
    WPP Group PLC*[ADR]           700        31,080
                                         ----------
                                            132,661
                                         ----------
  AEROSPACE -- 0.5%
    Boeing Co.                    400        13,040
                                         ----------
  BEVERAGES -- 3.1%
    Anheuser-Busch Companies,
      Inc.                        400        16,664
    Coca-Cola Co.sec.             800        38,304
    PepsiCo, Inc.                 700        34,097
                                         ----------
                                             89,065
                                         ----------
  BUSINESS SERVICES -- 3.5%
    Certegy, Inc.*                100         2,850
    Ecolab, Inc.sec.              500        17,590
    Equifax, Inc.                 400         8,944
    First Data Corp.sec.          600        40,542
    Paychex, Inc.sec.             300         9,618
    Robert Half
      International, Inc.*      1,000        20,630
                                         ----------
                                            100,174
                                         ----------
  CABLE TELEVISION -- 0.4%
    Univision Communications,
      Inc. Cl-A*sec.              500        12,500
                                         ----------
  CHEMICALS -- 0.2%
    Valspar Corp.                 200         6,714
                                         ----------
  CLOTHING & APPAREL -- 0.9%
    Cintas Corp.sec.              400        16,168
    Nike, Inc. Cl-B               200         9,872
                                         ----------
                                             26,040
                                         ----------
  COMPUTER HARDWARE -- 1.1%
    Dell Computer Corp.*          700        16,786
    EMC Corp.*sec.                500         6,160
    Hewlett-Packard Co.sec.       500         8,415
                                         ----------
                                             31,361
                                         ----------
  COMPUTER SERVICES & SOFTWARE -- 7.6%
    Automatic Data
      Processing, Inc.sec.        700        36,162
    BMC Software, Inc.*           500         7,535
    Cisco Systems, Inc.*        2,400        40,608
    Computer Associates
      International, Inc.         300         9,276
    Intuit, Inc.*sec.             300        12,066
    Microsoft Corp.*sec.        1,500        87,225
    Oracle Corp.*sec.           1,600        21,696
    Sun Microsystems,
      Inc.*sec.                   400         4,060
                                         ----------
                                            218,628
                                         ----------
  CONGLOMERATES -- 0.1%
    Corning, Inc.                 400         3,224
                                         ----------

---------------------------------------------------
                               SHARES      VALUE
---------------------------------------------------
  CONSUMER PRODUCTS & SERVICES -- 5.3%
    Avon Products, Inc.sec.       400    $   18,732
    Colgate-Palmolive Co.         400        23,008
    Gillette Co.sec.              600        18,654
    Johnson & Johnson Co.sec.   1,100        63,701
    Procter & Gamble Co.          400        29,512
                                         ----------
                                            153,607
                                         ----------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 5.9%
    Analog Devices, Inc.*sec.     800        30,400
    General Electric Co.sec.    2,600        94,666
    Linear Technology
      Corp.sec.                   800        31,040
    Molex, Inc.                   500        12,425
    Symbol Technologies, Inc.     200         2,570
                                         ----------
                                            171,101
                                         ----------
  ENTERTAINMENT & LEISURE -- 5.9%
    AOL Time Warner,
      Inc.*sec.                 2,100        65,541
    Disney, (Walt) Co.sec.      1,900        35,321
    Viacom, Inc. Cl-B*sec.      1,900        69,369
                                         ----------
                                            170,231
                                         ----------
  FINANCIAL -- BANK & TRUST -- 4.0%
    Bank of New York Co.,
      Inc.                        700        23,807
    Mellon Financial Corp.        400        13,440
    Northern Trust Corp.sec.      600        30,294
    State Street Corp.            600        27,324
    Wells Fargo & Co.sec.         500        19,750
                                         ----------
                                            114,615
                                         ----------
  FINANCIAL SERVICES -- 10.8%
    AMBAC Financial Group,
      Inc.                        400        19,200
    American Express Co.        1,000        29,430
    Citigroup, Inc.             1,700        77,384
    Concord EFS, Inc.*            800        21,896
    Fannie Mae                    800        64,768
    Franklin Resources, Inc.      600        19,260
    Freddie Mac                 1,000        67,820
    Schwab, (Charles)
      Corp.sec.                 1,000        12,880
                                         ----------
                                            312,638
                                         ----------
  FOOD -- 2.5%
    General Mills, Inc.           500        22,960
    Starbucks Corp.*              600        10,272
    Sysco Corp.                   800        19,288
    Wrigley, (Wm., Jr.)
      Co.sec.                     400        20,020
                                         ----------
                                             72,540
                                         ----------
  HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*sec.              300        17,046
                                         ----------
  INSURANCE -- 3.7%
    American International
      Group, Inc.                 757        59,500
    Marsh & McLennan
      Companies, Inc.             500        48,375
                                         ----------
                                            107,875
                                         ----------
  INTERNET SERVICES -- 0.1%
    VeriSign, Inc.*               100         3,871
                                         ----------

ASAF T. ROWE PRICE TAX MANAGED FUND

---------------------------------------------------
                               SHARES      VALUE
---------------------------------------------------
MACHINERY & EQUIPMENT -- 0.4%
    Illinois Tool Works,
      Inc.sec.                    200    $   11,440
                                         ----------
  MEDICAL SUPPLIES & EQUIPMENT -- 3.0%
    Abbott Laboratories           600        31,788
    Baxter International,
      Inc.                        200         9,674
    Guidant Corp.*sec.            500        20,755
    Medtronic, Inc.sec.           600        24,180
                                         ----------
                                             86,397
                                         ----------
  PAPER & FOREST PRODUCTS -- 0.8%
    Kimberly-Clark Corp.          400        22,204
                                         ----------
  PERSONAL SERVICES -- 0.7%
    DeVry, Inc.*                  700        18,865
                                         ----------
  PHARMACEUTICALS -- 11.6%
    American Home Products
      Corp.                       700        39,081
    AstraZeneca Group PLC         200         9,022
    Bristol-Meyers Squibb Co.     700        37,415
    GlaxoSmithKline PLC [ADR]     400        21,320
    Lilly, (Eli) & Co.sec.        400        30,600
    Merck & Co., Inc.             900        57,429
    Pfizer, Inc.                2,000        83,800
    Pharmacia Corp.sec.           700        28,364
    Schering-Plough Corp.         800        29,744
                                         ----------
                                            336,775
                                         ----------
  PRINTING & PUBLISHING -- 1.3%
    McGraw-Hill Co., Inc.sec.     700        36,806
                                         ----------
  RESTAURANTS -- 0.5%
    McDonald's Corp.              500        13,035
                                         ----------
  RETAIL & MERCHANDISING -- 6.8%
    Bed Bath & Beyond,
      Inc.*sec.                   400        10,024
    CVS Corp.sec.                 400         9,560
    Dollar General Corp.          800        11,432
    Family Dollar Stores,
      Inc.                        500        14,430
    Home Depot, Inc.              800        30,584
    Tiffany & Co.sec.             900        21,051
    Wal-Mart Stores, Inc.       1,300        66,820
    Walgreen Co.                  700        22,666
    Williams-Sonoma, Inc.*        400        10,360
                                         ----------
                                            196,927
                                         ----------
  SEMICONDUCTORS -- 7.4%
    Altera Corp.*               1,600        32,320
    Applied Materials, Inc.*      400        13,644

---------------------------------------------------
                               SHARES      VALUE
---------------------------------------------------
    Applied Micro Circuits
      Corp.*                      200    $    2,206
    Broadcom Corp. Cl-A*sec.      400        13,764
    Intel Corp.sec.             1,700        41,514
    JDS Uniphase Corp.*sec.     1,300        10,387
    Maxim Integrated
      Products, Inc.*sec.         800        36,600
    Texas Instruments, Inc.     1,000        27,990
    Xilinx, Inc.*sec.           1,100        33,462
                                         ----------
                                            211,887
                                         ----------
  TELECOMMUNICATIONS -- 2.7%
    Clear Channel
      Communications,
      Inc.*sec.                 1,300        49,556
    Ericsson, (L.M.)
      Telephone Co. [ADR]       2,100         8,967
    Nokia Corp. Cl-A
      [ADR]sec.                   200         4,102
    Vodafone Group PLC [ADR]      600        13,872
                                         ----------
                                             76,497
                                         ----------
  TRANSPORTATION -- 0.3%
    Expeditors International
      of Washington, Inc.         200         9,040
                                         ----------
TOTAL COMMON STOCK
  (Cost $3,048,247)                       2,776,804
                                         ----------
SHORT-TERM INVESTMENTS -- 4.7%
    Temporary Investment Cash
      Fund                     67,181        67,181
    Temporary Investment Fund  67,181        67,181
                                         ----------
  (Cost $134,362)                           134,362
                                         ----------
TOTAL INVESTMENTS -- 101.0%
  (Cost $3,182,609)                       2,911,166
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.0%)                    (28,677)
                                         ----------
NET ASSETS -- 100.0%                     $2,882,489
                                         ==========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

DEFINITION OF ABBREVIATIONS AND ANNOTATIONS
--------------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
ADR   --   American Depositary Receipt
CVT   --   Convertible Security
GDR   --   Global Depositary Receipt
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(1)
TBA   --   To be Announced Security
TIPS  --   Treasury Inflation Protection Securities
ZCB   --   Zero Coupon Bond(1)
(1) Rates shown are the effective yields
    at purchase date.
COUNTRIES/CURRENCIES:
CAD   --   Canada/Canadian Dollar
CHF   --   Switzerland/Swiss Franc
DEM   --   Germany/German Deutschemark
DKK   --   Denmark/Danish Krona
EUR   --   Europe/Euro Currency
FRF   --   France/French Franc
GBP   --   United Kingdom/British Pound
HKD   --   Hong Kong/Hong Kong Dollar
ISL   --   Israel/Israeli Shekel
JPY   --   Japan/Japanese Yen
KOR   --   Korea/Korean Won
MXP   --   Mexico/Mexican Peso
NLG   --   Netherlands/Netherland Guilder
SEK   --   Sweden/Swedish Krona

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

Unless otherwise noted, all stocks are common stock
*     Non-income producing security.
**    Closed-end fund.
+     Illiquid security.
++++    Defaulted security.
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
sec.     All or a portion of the security was on loan. (See Note 2)

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                     ASAF                                        ASAF
                                   FOUNDERS         ASAF           ASAF        AMERICAN        ASAF
                                INTERNATIONAL       PBHG         GABELLI       CENTURY      FEDERATED
                                    SMALL         SMALL-CAP     SMALL-CAP     STRATEGIC     HIGH YIELD
                                CAPITALIZATION     GROWTH         VALUE        BALANCED        BOND
                                     FUND           FUND           FUND          FUND          FUND
                                --------------  -------------  ------------  ------------  ------------
ASSETS:
  Investments in Securities at
    Value (A)                    $ 66,200,460   $ 154,944,791  $158,475,355  $177,240,914  $135,406,198
  Investment of Collateral
    Received for Securities
    Lent                                   --      24,329,311    17,264,124    40,772,943            --
  Cash                                     --      16,851,038            --       258,751            --
  Foreign Currency (B)                315,386              --            --            --            --
  Receivable For:
    Securities Sold                 9,816,610       1,974,518     1,921,564     1,105,658       151,292
    Dividends and Interest             90,030         125,162       108,381       861,906     3,258,626
    Future Variation Margin                --              --            --         5,625            --
    Fund Shares Sold                1,225,583       3,219,145     2,103,811       136,494     1,228,122
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                              --              --            --            --            --
  Receivable from Investment
    Manager                            33,673              --            --            --            --
  Deferred Organization Costs          10,921          10,921        10,921        10,921        10,921
  Prepaid Expenses                     53,718          46,650        38,484        45,650        45,068
                                 ------------   -------------  ------------  ------------  ------------
      Total Assets                 77,746,381     201,501,536   179,922,640   220,438,862   140,100,227
                                 ------------   -------------  ------------  ------------  ------------
LIABILITIES:
  Cash Overdraft                      215,537              --            --            --            --
  Written Options Outstanding,
    at Value                               --              --            --            --            --
  Payable to Investment
    Manager                                --         130,837       124,137        82,711        35,955
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                              --              --            --            --            --
  Payable Upon Return of
    Securities Lent                        --      24,329,311    17,264,124    40,772,943            --
  Payable For:
    Securities Purchased            6,064,899       2,750,345       421,824     1,562,020       802,676
    Fund Shares Redeemed              124,813         234,767            --       685,025       118,361
    Futures Variation Margin               --              --            --            --            --
    Distribution Fees                  52,970         127,470       120,456       135,005       102,463
  Accrued Expenses and Other
    Liabilities                       429,733         234,021       179,066       203,226       186,495
  Accrued Dividends                        --              --            --            --     1,014,281
                                 ------------   -------------  ------------  ------------  ------------
      Total Liabilities             6,887,952      27,806,751    18,109,607    43,440,930     2,260,231
                                 ------------   -------------  ------------  ------------  ------------
NET ASSETS                       $ 70,858,429   $ 173,694,785  $161,813,033  $176,997,932  $137,839,996
                                 ============   =============  ============  ============  ============
COMPONENTS OF NET ASSETS
Capital Stock                    $      8,146   $      15,982  $     15,949  $     15,380  $     19,808
Additional Paid-In Capital        165,770,913     284,677,702   163,354,852   191,434,900   182,381,600
Undistributed Net Investment
  Income (Loss)                        (9,486)         (2,382)       19,012       688,957            --
Accumulated Net Realized Gain
  (Loss) on Investments           (94,893,093)   (119,212,914)    2,674,216   (12,772,081)  (15,043,139)
Net Unrealized Appreciation
  (Depreciation) on
  Investments                         (18,051)      8,216,397    (4,250,996)   (2,369,224)  (29,518,273)
                                 ------------   -------------  ------------  ------------  ------------
NET ASSETS                       $ 70,858,429   $ 173,694,785  $161,813,033  $176,997,932  $137,839,996
                                 ============   =============  ============  ============  ============
(A) Investments at Cost          $ 66,218,644   $ 146,728,382  $162,726,351  $179,687,763  $164,924,471
                                 ============   =============  ============  ============  ============
(B) Foreign Currency at Cost     $    315,276   $          --  $         --  $         --  $         --
                                 ============   =============  ============  ============  ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                       ASAF                                       ASAF
                                     FOUNDERS         ASAF          ASAF        AMERICAN          ASAF
                                  INTERNATIONAL       PBHG         GABELLI       CENTURY        FEDERATED
                                      SMALL         SMALL-CAP     SMALL-CAP     STRATEGIC      HIGH YIELD
                                  CAPITALIZATION     GROWTH         VALUE       BALANCED          BOND
                                       FUND           FUND          FUND          FUND            FUND
                                  --------------   -----------   -----------   -----------   ---------------
NET ASSET VALUE:
  Class A:  Net Assets             $17,370,972     $43,941,171   $36,356,687   $37,522,948     $26,425,917
                                   -----------     -----------   -----------   -----------     -----------
            Shares Outstanding       1,967,296       3,981,464     3,534,719     3,252,708       3,794,771
                                   -----------     -----------   -----------   -----------     -----------
            Net Asset Value and
              Redemption
              Price Per Share      $      8.83     $     11.04   $     10.29   $     11.54     $      6.96
                                   ===========     ===========   ===========   ===========     ===========
              Divided by
                (1 - Maximum
                Sales Charge)           94 1/4%         94 1/4%       94 1/4%       94 1/4%         95 3/4%
                                   -----------     -----------   -----------   -----------     -----------
            Offering Price
              Per Share*           $      9.37     $     11.71   $     10.92   $     12.24     $      7.27
                                   ===========     ===========   ===========   ===========     ===========
  Class B:  Net Assets             $32,208,047     $80,943,082   $69,831,195   $86,075,438     $80,037,741
                                   -----------     -----------   -----------   -----------     -----------
            Shares Outstanding       3,716,517       7,488,477     6,908,448     7,483,255      11,505,955
                                   -----------     -----------   -----------   -----------     -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share      $      8.67     $     10.81   $     10.11   $     11.50     $      6.96
                                   ===========     ===========   ===========   ===========     ===========
  Class C:  Net Assets             $14,027,632     $31,186,463   $32,808,105   $32,293,571     $16,599,275
                                   -----------     -----------   -----------   -----------     -----------
            Shares Outstanding       1,624,804       2,882,414     3,249,000     2,808,685       2,383,662
                                   -----------     -----------   -----------   -----------     -----------
            Net Asset Value and
              Redemption
              Price Per Share      $      8.63     $     10.82   $     10.10   $     11.50     $      6.96
                                   ===========     ===========   ===========   ===========     ===========
              Divided by
                (1 - Maximum
                Sales Charge)               99%             99%           99%           99%             99%
                                   -----------     -----------   -----------   -----------     -----------
            Offering Price
              Per Share            $      8.72     $     10.93   $     10.20   $     11.62     $      7.03
                                   ===========     ===========   ===========   ===========     ===========
  Class X:  Net Assets             $ 7,251,778     $17,624,069   $22,817,046   $21,105,975     $14,777,063
                                   -----------     -----------   -----------   -----------     -----------
            Shares Outstanding         837,491       1,629,837     2,257,130     1,835,919       2,125,097
                                   -----------     -----------   -----------   -----------     -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share      $      8.66     $     10.81   $     10.11   $     11.50     $      6.95
                                   ===========     ===========   ===========   ===========     ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                                              ASAF
                                                  ASAF          ASAF           ASAF         NEUBERGER
                                    ASAF        ALLIANCE        JANUS         MARSICO        BERMAN
                                  ALLIANCE     GROWTH AND     OVERSEAS        CAPITAL        MID-CAP
                                   GROWTH        INCOME        GROWTH         GROWTH         GROWTH
                                    FUND          FUND          FUND           FUND           FUND
                                ------------  ------------  -------------  -------------  -------------
ASSETS:
  Investments in Securities at
    Value (A)                   $121,040,555  $323,552,673  $ 246,754,307  $ 681,004,769  $ 225,334,086
  Investment of Collateral
    Received for Securities
    Lent                          58,059,114   100,731,426             --    140,691,929    101,362,726
  Cash                                    --            --         71,676         51,129             --
  Foreign Currency (B)                    --            --             --             --             --
  Receivable For:
    Securities Sold                  608,256     2,090,085      2,427,809      1,203,674      2,576,895
    Dividends and Interest            55,045       255,105        330,198        353,362         57,834
    Future Variation Margin               --            --             --             --             --
    Fund Shares Sold               1,014,152       800,447        935,833     15,991,084      5,508,781
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                             --            --      2,958,941             --             --
  Receivable from Investment
    Manager                               --            --             --             --             --
  Deferred Organization Costs             --            --             --             --             --
  Prepaid Expenses                    45,782        54,133         47,386          9,889         44,234
                                ------------  ------------  -------------  -------------  -------------
      Total Assets               180,822,904   427,483,869    253,526,150    839,305,836    334,884,556
                                ------------  ------------  -------------  -------------  -------------
LIABILITIES:
  Cash Overdraft                       4,554            --             --             --             --
  Written Options Outstanding,
    at Value                              --            --             --             --             --
  Payable to Investment
    Manager                           59,133       190,956        211,350        490,139        209,390
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                             --            --      2,446,053             --             --
  Payable Upon Return of
    Securities Lent               58,059,114   100,731,426             --    140,691,929    101,362,726
  Payable For:
    Securities Purchased             257,444     6,722,446        865,221      6,777,077      1,722,948
    Fund Shares Redeemed              64,600       177,890        597,284      1,306,011        311,713
    Futures Variation Margin              --            --             --             --             --
    Distribution Fees                 92,050       241,545        191,295        527,092        167,744
  Accrued Expenses and Other
    Liabilities                      207,934       259,815        451,865        750,186        318,969
  Accrued Dividends                       --            --             --             --             --
                                ------------  ------------  -------------  -------------  -------------
      Total Liabilities           58,744,829   108,324,078      4,763,068    150,542,434    104,093,490
                                ------------  ------------  -------------  -------------  -------------
NET ASSETS                      $122,078,075  $319,159,791  $ 248,763,082  $ 688,763,402  $ 230,791,066
                                ============  ============  =============  =============  =============
COMPONENTS OF NET ASSETS
Capital Stock                   $     13,079  $     26,319  $      25,373  $      62,501  $      17,286
Additional Paid-In Capital       188,215,691   329,279,136    403,163,534    888,055,913    383,322,702
Undistributed Net Investment
  Income (Loss)                         (831)       (3,333)       230,895         (4,201)        (1,376)
Accumulated Net Realized Gain
  (Loss) on Investments          (55,610,895)    4,713,142   (130,050,993)  (198,251,559)  (146,521,795)
Net Unrealized Appreciation
  (Depreciation) on
  Investments                    (10,538,969)  (14,855,473)   (24,605,727)    (1,099,252)    (6,025,751)
                                ------------  ------------  -------------  -------------  -------------
NET ASSETS                      $122,078,075  $319,159,791  $ 248,763,082  $ 688,763,402  $ 230,791,066
                                ============  ============  =============  =============  =============
(A) Investments at Cost         $131,579,524  $338,408,146  $ 271,877,841  $ 682,104,021  $ 231,359,837
                                ============  ============  =============  =============  =============
(B) Foreign Currency at Cost    $         --  $         --  $          --  $          --  $          --
                                ============  ============  =============  =============  =============

--------------------------------------------------------------------------------

                                                                                             ASAF
                                                   ASAF          ASAF          ASAF       NEUBERGER
                                     ASAF        ALLIANCE       JANUS        MARSICO        BERMAN
                                   ALLIANCE     GROWTH AND     OVERSEAS      CAPITAL       MID-CAP
                                    GROWTH        INCOME        GROWTH        GROWTH        GROWTH
                                     FUND          FUND          FUND          FUND          FUND
                                  -----------  ------------  ------------  ------------  ------------
NET ASSET VALUE:
  Class A:  Net Assets            $30,153,250  $ 66,445,786  $ 57,797,635  $149,093,276  $ 55,742,937
                                  -----------  ------------  ------------  ------------  ------------
            Shares Outstanding      3,184,393     5,431,357     5,841,027    13,358,531     4,123,879
                                  -----------  ------------  ------------  ------------  ------------
            Net Asset Value and
              Redemption
              Price Per Share     $      9.47  $      12.23  $       9.90  $      11.16  $      13.52
                                  ===========  ============  ============  ============  ============
              Divided by
                (1 -- Maximum
                Sales Charge)          94 1/4%       94 1/4%       94 1/4%       94 1/4%       94 1/4%
                                  -----------  ------------  ------------  ------------  ------------
            Offering Price
              Per Share*          $     10.05  $      12.98  $      10.50  $      11.84  $      14.34
                                  ===========  ============  ============  ============  ============
  Class B:  Net Assets            $55,216,122  $152,314,229  $106,978,971  $331,904,034  $111,597,778
                                  -----------  ------------  ------------  ------------  ------------
            Shares Outstanding      5,937,716    12,582,896    10,947,498    30,207,231     8,391,069
                                  -----------  ------------  ------------  ------------  ------------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $      9.30  $      12.10  $       9.77  $      10.99  $      13.30
                                  ===========  ============  ============  ============  ============
  Class C:  Net Assets            $21,705,451  $ 64,102,793  $ 56,063,284  $156,021,226  $ 44,495,330
                                  -----------  ------------  ------------  ------------  ------------
            Shares Outstanding      2,340,904     5,300,829     5,727,206    14,215,926     3,345,055
                                  -----------  ------------  ------------  ------------  ------------
            Net Asset Value and
              Redemption Price
              Per Share           $      9.27  $      12.09  $       9.79  $      10.98  $      13.30
                                  ===========  ============  ============  ============  ============
              Divided by
                (1 -- Maximum
                Sales Charge)              99%           99%           99%           99%           99%
                                  -----------  ------------  ------------  ------------  ------------
            Offering Price
              Per Share           $      9.36  $      12.21  $       9.89  $      11.09  $      13.43
                                  ===========  ============  ============  ============  ============
  Class X:  Net Assets            $15,003,252  $ 36,296,983  $ 27,923,192  $ 51,744,866  $ 18,955,021
                                  -----------  ------------  ------------  ------------  ------------
            Shares Outstanding      1,616,048     3,003,915     2,856,943     4,718,129     1,425,906
                                  -----------  ------------  ------------  ------------  ------------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $      9.28  $      12.08  $       9.77  $      10.97  $      13.29
                                  ===========  ============  ============  ============  ============

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    ASAF                         ASAF         ASAF
                                 NEUBERGER        ASAF         SANFORD         MFS          ASAF
                                   BERMAN          AIM        BERNSTEIN      GROWTH       SCUDDER
                                  MID-CAP     INTERNATIONAL    MANAGED        WITH       SMALL-CAP
                                   VALUE         EQUITY       INDEX 500      INCOME        GROWTH
                                    FUND          FUND           FUND         FUND          FUND
                                ------------  -------------  ------------  -----------  ------------
ASSETS:
  Investments in Securities at
    Value (A)                   $191,443,495  $ 48,417,486   $114,900,598  $45,583,568  $ 54,806,961
  Investment of Collateral
    Received for Securities
    Lent                          37,898,705            --     42,682,363   18,524,370    13,023,650
  Cash                                    --        23,284             --           --            --
  Foreign Currency (B)                    --        16,994             --           --            --
  Receivable For:
    Securities Sold                1,467,094       568,080      1,217,489      395,261            --
    Dividends and Interest           143,668        74,673        119,897       35,754         5,860
    Future Variation Margin               --            --             --           --            --
    Fund Shares Sold                 226,529       170,564        711,021      131,490       983,870
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                             --            --             --           --            --
  Receivable from Investment
    Manager                               --            --             --           --         1,887
  Deferred Organization Costs             --            --             --           --            --
  Prepaid Expenses                    48,233        57,467         41,030       38,449        43,377
                                ------------  ------------   ------------  -----------  ------------
      Total Assets               231,227,724    49,328,548    159,672,398   64,708,892    68,865,605
                                ------------  ------------   ------------  -----------  ------------
LIABILITIES:
  Cash Overdraft                          --            --             --           95            --
  Written Options Outstanding,
    at Value                              --            --             --           --            --
  Payable to Investment
    Manager                          135,874        42,299         29,742        4,968            --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                             --           629             --           --            --
  Payable Upon Return of
    Securities Lent               37,898,705            --     42,682,363   18,524,370    13,023,650
  Payable For:
    Securities Purchased           1,628,498       492,114      2,675,459      898,382            --
    Fund Shares Redeemed             503,801       310,927        208,060       27,228       104,964
    Futures Variation Margin              --            --             --           --            --
    Distribution Fees                145,857        36,283         85,306       33,712        37,545
  Accrued Expenses and Other
    Liabilities                      211,698       124,384        118,288       88,126       152,035
  Accrued Dividends                       --            --             --           --            --
                                ------------  ------------   ------------  -----------  ------------
      Total Liabilities           40,524,433     1,006,636     45,799,218   19,576,881    13,318,194
                                ------------  ------------   ------------  -----------  ------------
NET ASSETS                      $190,703,291  $ 48,321,912   $113,873,180  $45,132,011  $ 55,547,411
                                ============  ============   ============  ===========  ============
COMPONENTS OF NET ASSETS
Capital Stock                   $     14,438  $      7,984   $     14,074  $     5,548  $     12,185
Additional Paid-In Capital       193,141,752    71,613,509    137,422,879   55,371,732    92,919,790
Undistributed Net Investment
  Income (Loss)                         (411)         (342)        (2,591)         (88)         (238)
Accumulated Net Realized Gain
  (Loss) on Investments              696,754   (19,430,888)   (10,626,258)  (8,082,915)  (36,707,909)
Net Unrealized Appreciation
  (Depreciation) on
  Investments                     (3,149,242)   (3,868,351)   (12,934,924)  (2,162,266)     (676,417)
                                ------------  ------------   ------------  -----------  ------------
NET ASSETS                      $190,703,291  $ 48,321,912   $113,873,180  $45,132,011  $ 55,547,411
                                ============  ============   ============  ===========  ============
(A) Investments at Cost         $194,592,737  $ 52,282,834   $127,835,522  $47,745,999  $ 55,483,378
                                ============  ============   ============  ===========  ============
(B) Foreign Currency at Cost    $         --  $     17,148   $         --  $        --  $         --
                                ============  ============   ============  ===========  ============

--------------------------------------------------------------------------------

                                     ASAF                        ASAF         ASAF
                                   NEUBERGER       ASAF         SANFORD        MFS         ASAF
                                    BERMAN          AIM        BERNSTEIN     GROWTH       SCUDDER
                                    MID-CAP    INTERNATIONAL    MANAGED       WITH       SMALL-CAP
                                     VALUE        EQUITY       INDEX 500     INCOME       GROWTH
                                     FUND          FUND          FUND         FUND         FUND
                                  -----------  -------------  -----------  -----------  -----------
NET ASSET VALUE:
  Class A:  Net Assets            $43,594,568   $13,896,061   $24,163,021  $11,311,965  $17,735,832
                                  -----------   -----------   -----------  -----------  -----------
            Shares Outstanding      3,265,514     2,277,946     2,964,437    1,380,476    3,866,376
                                  -----------   -----------   -----------  -----------  -----------
            Net Asset Value and
              Redemption
              Price Per Share     $     13.35   $      6.10   $      8.15  $      8.19  $      4.59
                                  ===========   ===========   ===========  ===========  ===========
              Divided by
                (1 -- Maximum
                Sales Charge)          94 1/4%       94 1/4%       94 1/4%      94 1/4%      94 1/4%
                                  -----------   -----------   -----------  -----------  -----------
            Offering Price
              Per Share*          $     14.16   $      6.47   $      8.65  $      8.69  $      4.87
                                  ===========   ===========   ===========  ===========  ===========
  Class B:  Net Assets            $96,608,215   $18,565,416   $53,206,449  $20,583,965  $22,968,812
                                  -----------   -----------   -----------  -----------  -----------
            Shares Outstanding      7,335,873     3,074,670     6,588,821    2,536,283    5,056,211
                                  -----------   -----------   -----------  -----------  -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $     13.17   $      6.04   $      8.08  $      8.12  $      4.54
                                  ===========   ===========   ===========  ===========  ===========
  Class C:  Net Assets            $34,719,116   $11,398,676   $30,585,491  $ 9,083,515  $10,967,505
                                  -----------   -----------   -----------  -----------  -----------
            Shares Outstanding      2,635,564     1,893,201     3,787,352    1,119,497    2,411,985
                                  -----------   -----------   -----------  -----------  -----------
            Net Asset Value and
              Redemption
              Price Per Share     $     13.17   $      6.02   $      8.08  $      8.11  $      4.55
                                  ===========   ===========   ===========  ===========  ===========
              Divided by
                (1 -- Maximum
                Sales Charge)              99%           99%           99%          99%          99%
                                  -----------   -----------   -----------  -----------  -----------
            Offering Price
              Per Share           $     13.30   $      6.08   $      8.16  $      8.19  $      4.60
                                  ===========   ===========   ===========  ===========  ===========
  Class X:  Net Assets            $15,781,392   $ 4,461,759   $ 5,918,219  $ 4,152,566  $ 3,875,262
                                  -----------   -----------   -----------  -----------  -----------
            Shares Outstanding      1,200,694       738,572       733,917      511,595      851,578
                                  -----------   -----------   -----------  -----------  -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $     13.14   $      6.04   $      8.06  $      8.12  $      4.55
                                  ===========   ===========   ===========  ===========  ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                   ASAF         ASAF                        ASAF          ASAF
                                   ALGER       GABELLI        ASAF         JANUS        PROFUND
                                  ALL-CAP      ALL-CAP      INVESCO       MID-CAP       MANAGED
                                  GROWTH        VALUE      TECHNOLOGY      GROWTH         OTC
                                   FUND         FUND          FUND          FUND          FUND
                                -----------  -----------  ------------  ------------  ------------
ASSETS:
  Investments in Securities at
    Value (A)                   $32,509,310  $69,775,403  $ 27,690,603  $ 20,901,224  $ 28,106,057
  Investment of Collateral
    Received for
    Securities Lent              16,228,927   17,490,266    12,857,550     8,677,624    12,273,324
  Cash                                4,756           --            --        66,098     2,142,000
  Foreign Currency (B)                   --           --            --            --            --
  Receivable For:
    Securities Sold                      --    1,226,400       254,006       315,271         6,676
    Dividends and Interest           16,028       78,084         6,908         6,968         9,008
    Future Variation Margin              --           --            --            --       120,000
    Fund Shares Sold                 80,237      252,220        82,796        62,023       404,657
  Unrealized Appreciation on
    Foreign
    Currency Exchange
    Contracts                            --           --            --            --            --
  Receivable from Investment
    Manager                              --           --        12,076        11,589        22,618
  Deferred Organization Costs            --           --            --            --            --
  Prepaid Expenses                   42,563       45,067        49,490        44,045        61,457
                                -----------  -----------  ------------  ------------  ------------
      Total Assets               48,881,821   88,867,440    40,953,429    30,084,842    43,145,797
                                -----------  -----------  ------------  ------------  ------------
LIABILITIES:
  Cash Overdraft                         --           --            --            --            --
  Written Options Outstanding,
    at Value (C)                         --           --       129,245            --            --
  Payable to Investment
    Manager                           3,198       33,305            --            --            --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                            --           --            --            --            --
  Payable Upon Return of
    Securities Lent              16,228,927   17,490,266    12,857,550     8,677,624    12,273,324
  Payable For:
    Securities Purchased                 --      450,538       585,096       331,577     1,411,663
    Fund Shares Redeemed              8,457      115,102       252,709        19,090        16,453
    Futures Variation Margin             --           --            --            --            --
    Distribution Fees                24,730       53,001        18,715        15,099        21,224
  Accrued Expenses and Other
    Liabilities                      75,933       95,982        93,348        70,386        87,460
  Accrued Dividends                      --           --            --            --            --
                                -----------  -----------  ------------  ------------  ------------
      Total Liabilities          16,341,245   18,238,194    13,936,663     9,113,776    13,810,124
                                -----------  -----------  ------------  ------------  ------------
NET ASSETS                      $32,540,576  $70,629,246  $ 27,016,766  $ 20,971,066  $ 29,335,673
                                ===========  ===========  ============  ============  ============
COMPONENTS OF NET ASSETS
Capital Stock                   $     5,048  $     7,722  $      8,587  $      5,202  $     11,645
Additional Paid-In Capital       43,032,729   79,594,725    61,659,721    41,721,397    66,858,761
Undistributed Net Investment
  Income (Loss)                        (268)         (40)          (68)          (41)          (55)
Accumulated Net Realized Gain
  (Loss) on Investments          (7,790,909)    (752,837)  (20,448,175)  (16,027,022)  (23,773,804)
Net Unrealized Appreciation
  (Depreciation) on
  Investments                    (2,706,024)  (8,220,324)  (14,203,299)   (4,728,470)  (13,760,874)
                                -----------  -----------  ------------  ------------  ------------
NET ASSETS                      $32,540,576  $70,629,246  $ 27,016,766  $ 20,971,066  $ 29,335,673
                                ===========  ===========  ============  ============  ============
(A) Investments at Cost         $35,215,334  $77,995,727  $ 41,883,811  $ 25,629,694  $ 42,263,931
                                ===========  ===========  ============  ============  ============
(B) Foreign Currency at Cost    $        --  $        --  $         --  $         --  $         --
                                ===========  ===========  ============  ============  ============
(C) Premiums Received for
  Written Options               $        --  $        --  $    119,154  $         --  $         --
                                ===========  ===========  ============  ============  ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                     ASAF         ASAF                      ASAF        ASAF
                                     ALGER       GABELLI       ASAF        JANUS       PROFUND
                                    ALL-CAP      ALL-CAP      INVESCO     MID-CAP      MANAGED
                                    GROWTH        VALUE     TECHNOLOGY     GROWTH        OTC
                                     FUND         FUND         FUND         FUND        FUND
                                  -----------  -----------  -----------  ----------  -----------
NET ASSET VALUE:
  Class A:  Net Assets            $ 7,783,216  $16,578,716  $7,988,815   $6,011,829  $ 6,805,357
                                  -----------  -----------  -----------  ----------  -----------
            Shares Outstanding      1,204,834    1,806,019   2,515,852    1,486,679    2,693,410
                                  -----------  -----------  -----------  ----------  -----------
            Net Asset Value and
              Redemption
              Price Per Share     $      6.46  $      9.18  $     3.18   $     4.04  $      2.53
                                  ===========  ===========  ===========  ==========  ===========
              Divided by
                (1 -- Maximum
                Sales Charge)          94 1/4%      94 1/4%     94 1/4%      94 1/4%      94 1/4%
                                  -----------  -----------  -----------  ----------  -----------
            Offering Price
              Per Share*          $      6.85  $      9.74  $     3.37   $     4.29  $      2.68
                                  ===========  ===========  ===========  ==========  ===========
  Class B:  Net Assets            $11,995,031  $29,676,127  $10,259,190  $9,097,990  $13,664,019
                                  -----------  -----------  -----------  ----------  -----------
            Shares Outstanding      1,862,991    3,247,578   3,282,024    2,259,257    5,427,295
                                  -----------  -----------  -----------  ----------  -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $      6.44  $      9.14  $     3.13   $     4.03  $      2.52
                                  ===========  ===========  ===========  ==========  ===========
  Class C:  Net Assets            $11,148,056  $19,876,011  $6,939,148   $4,686,897  $ 7,760,452
                                  -----------  -----------  -----------  ----------  -----------
            Shares Outstanding      1,729,578    2,175,727   2,207,284    1,163,946    3,086,008
                                  -----------  -----------  -----------  ----------  -----------
            Net Asset Value and
              Redemption
              Price Per Share     $      6.45  $      9.14  $     3.14   $     4.03  $      2.51
                                  ===========  ===========  ===========  ==========  ===========
              Divided by
                (1 -- Maximum
                Sales Charge)              99%          99%         99%          99%          99%
                                  -----------  -----------  -----------  ----------  -----------
            Offering Price
              Per Share           $      6.52  $      9.23  $     3.17   $     4.07  $      2.54
                                  ===========  ===========  ===========  ==========  ===========
  Class X:  Net Assets            $ 1,614,273  $ 4,498,392  $1,829,613   $1,174,350  $ 1,105,845
                                  -----------  -----------  -----------  ----------  -----------
            Shares Outstanding        250,849      492,720     582,370      292,314      438,475
                                  -----------  -----------  -----------  ----------  -----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share     $      6.44  $      9.13  $     3.14   $     4.02  $      2.52
                                  ===========  ===========  ===========  ==========  ===========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                     ASAF          ASAF         ASAF         ASAF
                                  ALLIANCE/       INVESCO      SANFORD      T. ROWE
                                  BERNSTEIN       HEALTH      BERNSTEIN      PRICE
                                GROWTH + VALUE   SCIENCES    CORE VALUE   TAX MANAGED
                                     FUND          FUND         FUND         FUND
                                --------------  -----------  -----------  -----------
ASSETS:
  Investments in Securities at
    Value (A)                     $9,096,341    $15,954,738  $ 9,281,959  $2,911,166
  Investment of Collateral
    Received for Securities
    Lent                           4,074,234      5,013,252    2,675,769   1,264,009
  Cash                                    --             --           --          --
  Foreign Currency (B)                    --             --           --          --
  Receivable For:
    Securities Sold                       --             --          384          --
    Dividends and Interest             9,441          5,638       12,644       2,360
    Future Variation Margin               --             --           --          --
    Fund Shares Sold                  70,437        294,534      124,560     100,553
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                             --             --           --          --
  Receivable from Investment
    Manager                               --            893           --          --
  Deferred Organization Costs             --             --           --          --
  Prepaid Expenses                    16,520         16,730       16,799      16,198
                                  ----------    -----------  -----------  ----------
      Total Assets                13,266,973     21,285,785   12,112,115   4,294,286
                                  ----------    -----------  -----------  ----------
LIABILITIES:
  Cash Overdraft                          --             --           --          --
  Written Options Outstanding,
    at Value                              --             --           --          --
  Payable to Investment
    Manager                            8,947             --        1,673      12,251
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                             --             --           --          --
  Payable Upon Return of
    Securities Lent                4,074,234      5,013,252    2,675,769   1,264,009
  Payable For:
    Securities Purchased             139,251      1,468,319      285,539     116,633
    Fund Shares Redeemed                 904         15,624       27,014          12
    Futures Variation Margin              --             --           --          --
    Distribution Fees                  6,380          8,695        6,597       1,937
  Accrued Expenses and Other
    Liabilities                       23,859         19,872       17,893      16,955
  Accrued Dividends                       --             --           --          --
                                  ----------    -----------  -----------  ----------
      Total Liabilities            4,253,575      6,525,762    3,014,485   1,411,797
                                  ----------    -----------  -----------  ----------
NET ASSETS                        $9,013,398    $14,760,023  $ 9,097,630  $2,882,489
                                  ==========    ===========  ===========  ==========
COMPONENTS OF NET ASSETS
Capital Stock                     $      945    $     1,303  $       934  $      321
Additional Paid-In Capital         9,678,862     14,464,423    9,510,524   3,197,522
Undistributed Net Investment
  Income (Loss)                           --             (5)      13,789          --
Accumulated Net Realized Gain
  (Loss) on Investments              (74,188)       (50,379)      26,493     (43,911)
Net Unrealized Appreciation
  (Depreciation) on
  Investments                       (592,221)       344,681     (454,110)   (271,443)
                                  ----------    -----------  -----------  ----------
NET ASSETS                        $9,013,398    $14,760,023  $ 9,097,630  $2,882,489
                                  ==========    ===========  ===========  ==========
(A) Investments at Cost           $9,688,562    $15,610,057  $ 9,736,069  $3,182,609
                                  ==========    ===========  ===========  ==========
(B) Foreign Currency at Cost      $       --    $        --  $        --  $       --
                                  ==========    ===========  ===========  ==========

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                       ASAF          ASAF        ASAF        ASAF
                                    ALLIANCE/      INVESCO     SANFORD      T. ROWE
                                    BERNSTEIN       HEALTH    BERNSTEIN      PRICE
                                  GROWTH + VALUE   SCIENCES   CORE VALUE  TAX MANAGED
                                       FUND          FUND        FUND        FUND
                                  --------------  ----------  ----------  -----------
NET ASSET VALUE:
  Class A:  Net Assets              $2,273,298    $3,971,443  $1,676,804  $  746,208
                                    ----------    ----------  ----------  ----------
            Shares Outstanding         237,101       349,776    171,560       82,872
                                    ----------    ----------  ----------  ----------
            Net Asset Value and
              Redemption
              Price Per Share       $     9.59    $    11.35  $    9.77   $     9.00
                                    ==========    ==========  ==========  ==========
              Divided by
                (1 -- Maximum
                Sales Charge)           94 1/4%       94 1/4%    94 1/4%      94 1/4%
                                    ----------    ----------  ----------  ----------
            Offering Price
              Per Share*            $    10.18    $    12.04  $   10.37   $     9.55
                                    ==========    ==========  ==========  ==========
  Class B:  Net Assets              $4,138,923    $6,427,395  $3,866,850  $1,236,584
                                    ----------    ----------  ----------  ----------
            Shares Outstanding         433,182       568,336    397,179      137,772
                                    ----------    ----------  ----------  ----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share       $     9.55    $    11.31  $    9.74   $     8.98
                                    ==========    ==========  ==========  ==========
  Class C:  Net Assets              $1,697,868    $2,658,819  $3,040,311  $  866,521
                                    ----------    ----------  ----------  ----------
            Shares Outstanding         177,638       234,607    312,459       96,485
                                    ----------    ----------  ----------  ----------
            Net Asset Value and
              Redemption
              Price Per Share       $     9.56    $    11.33  $    9.73   $     8.98
                                    ==========    ==========  ==========  ==========
              Divided by
                (1 -- Maximum
                Sales Charge)               99%           99%        99%          99%
                                    ----------    ----------  ----------  ----------
            Offering Price
              Per Share             $     9.66    $    11.44  $    9.83   $     9.07
                                    ==========    ==========  ==========  ==========
  Class X:  Net Assets              $  903,309    $1,702,366  $ 513,665   $   33,176
                                    ----------    ----------  ----------  ----------
            Shares Outstanding          94,457       150,210     52,817        3,699
                                    ----------    ----------  ----------  ----------
            Net Asset Value,
              Offering and
              Redemption
              Price Per Share       $     9.56    $    11.33  $    9.73   $     8.97
                                    ==========    ==========  ==========  ==========

* On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    ASAF                                         ASAF
                                  AMERICAN          ASAF           ASAF         PIMCO
                                   CENTURY         JANUS         INVESCO        TOTAL          ASAF
                                INTERNATIONAL     CAPITAL         EQUITY        RETURN        MONEY
                                   GROWTH          GROWTH         INCOME         BOND         MARKET
                                    FUND            FUND           FUND          FUND          FUND
                                -------------  --------------  ------------  ------------  ------------
ASSETS:
  Investments in corresponding
    Portfolios of American
    Skandia Master Trust (A)    $ 61,675,142   $1,037,189,227  $290,718,466  $419,737,115  $429,363,265
  Receivable for Investments
    Sold in Corresponding
    Portfolios of American
    Skandia Master Trust           1,118,926        6,007,611       965,777     3,292,799       440,622
  Receivable for Fund Shares
    Sold                              95,110        3,123,052     1,044,944     4,232,086       780,751
  Receivable from Investment
    Manager                           44,826          308,981        14,892           519           492
  Deferred Organization Costs         10,384           10,384        10,384        10,384        10,394
  Prepaid Expenses                    34,085           67,561        56,049        68,781       129,952
                                ------------   --------------  ------------  ------------  ------------
      Total Assets                62,978,473    1,046,706,816   292,810,512   427,341,684   430,725,476
                                ------------   --------------  ------------  ------------  ------------
LIABILITIES:
  Payable for Investments
    Purchased in Corresponding
    Portfolios of American
    Skandia Master Trust              95,110        3,123,052     1,044,944     4,232,086       780,751
  Payable For:
    Fund Shares Redeemed           1,118,926        6,007,611       965,777     3,292,799       440,622
    Distribution Fees                 46,566          804,677       225,291       305,574       297,614
    Accrued Dividends                     --               --            --     1,054,236        57,618
  Accrued Expenses and Other
    Liabilities                       95,729        1,192,573       238,743       158,708       263,724
                                ------------   --------------  ------------  ------------  ------------
      Total Liabilities            1,356,331       11,127,913     2,474,755     9,043,403     1,840,329
                                ------------   --------------  ------------  ------------  ------------
NET ASSETS                      $ 61,622,142   $1,035,578,903  $290,335,757  $418,298,281  $428,885,147
                                ============   ==============  ============  ============  ============
COMPONENTS OF NET ASSETS
Capital Stock                   $      8,433   $       92,389  $     23,939  $     38,198  $    428,846
Additional Paid-In Capital        89,098,112    1,906,680,149   316,853,745   398,813,831   428,419,828
Undistributed Net Investment
  Income (Loss)                      (29,889)         (10,527)    1,056,731       374,928            --
Accumulated Net Realized Gain
  (Loss) on Investments          (26,069,962)    (748,234,424)  (13,780,124)    6,340,055        36,473
Net Unrealized Appreciation
  (Depreciation) on
  Investments                     (1,384,552)    (122,948,684)  (13,818,534)   12,731,269            --
                                ------------   --------------  ------------  ------------  ------------
NET ASSETS                      $ 61,622,142   $1,035,578,903  $290,335,757  $418,298,281  $428,885,147
                                ============   ==============  ============  ============  ============
(A) Investments at Cost         $ 63,033,971   $1,160,137,911  $304,537,000  $407,126,532  $429,363,265
                                ============   ==============  ============  ============  ============

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                ASAF                                       ASAF
                                              AMERICAN         ASAF          ASAF         PIMCO
                                               CENTURY        JANUS        INVESCO        TOTAL          ASAF
                                            INTERNATIONAL    CAPITAL        EQUITY        RETURN        MONEY
                                               GROWTH         GROWTH        INCOME         BOND         MARKET
                                                FUND           FUND          FUND          FUND          FUND
                                            -------------  ------------  ------------  ------------  ------------
NET ASSET VALUE:
  Class A:  Net Assets                       $17,088,333   $210,589,788  $ 56,536,683  $ 93,305,396  $176,679,002
                                             -----------   ------------  ------------  ------------  ------------
            Shares Outstanding                 2,353,752     16,923,393     4,669,696     8,456,689   176,653,643
                                             -----------   ------------  ------------  ------------  ------------
            Net Asset Value and Redemption
              Price Per Share                $      7.26   $      12.44  $      12.11  $      11.04  $       1.00
                                             ===========   ============  ============  ============  ============
              Divided by
                (1 -- Maximum
                Sales Charge)                     94 1/4%        94 1/4%       94 1/4%       95 3/4%          100%
                                             -----------   ------------  ------------  ------------  ------------
            Offering Price
              Per Share*                     $      7.70   $      13.20  $      12.85  $      11.53  $       1.00
                                             ===========   ============  ============  ============  ============
  Class B:  Net Assets                       $23,794,907   $556,811,087  $139,634,112  $217,344,027  $147,982,782
                                             -----------   ------------  ------------  ------------  ------------
            Shares Outstanding                 3,246,818     50,915,384    11,505,631    19,889,828   147,977,756
                                             -----------   ------------  ------------  ------------  ------------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                $      7.33   $      10.94  $      12.14  $      10.93  $       1.00
                                             ===========   ============  ============  ============  ============
  Class C:  Net Assets                       $13,837,467   $185,967,999  $ 56,530,157  $ 75,604,551  $ 73,281,908
                                             -----------   ------------  ------------  ------------  ------------
            Shares Outstanding                 1,892,217     17,043,122     4,660,425     6,920,380    73,272,605
                                             -----------   ------------  ------------  ------------  ------------
            Net Asset Value and Redemption
              Price Per Share                $      7.31   $      10.91  $      12.13  $      10.93  $       1.00
                                             ===========   ============  ============  ============  ============
              Divided by
                (1 -- Maximum
                Sales Charge)                        99%            99%           99%           99%           99%
                                             -----------   ------------  ------------  ------------  ------------
            Offering Price
              Per Share                      $      7.38   $      11.02  $      12.25  $      11.04  $       1.01
                                             ===========   ============  ============  ============  ============
  Class X:  Net Assets                       $ 6,901,435   $ 82,210,029  $ 37,634,805  $ 32,044,307  $ 30,941,455
                                             -----------   ------------  ------------  ------------  ------------
            Shares Outstanding                   939,995      7,506,849     3,103,515     2,929,264    30,941,826
                                             -----------   ------------  ------------  ------------  ------------
            Net Asset Value,
              Offering and Redemption
              Price Per Share                $      7.34   $      10.95  $      12.13  $      10.94  $       1.00
                                             ===========   ============  ============  ============  ============

* The offering price of Class A shares is reduced on sales of $50,000 or more, with the exception of the Money Market Fund.

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 2001
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   ASAF                                          ASAF
                                                 FOUNDERS          ASAF           ASAF         AMERICAN         ASAF
                                              INTERNATIONAL        PBHG          GABELLI       CENTURY       FEDERATED
                                                  SMALL          SMALL-CAP      SMALL-CAP     STRATEGIC      HIGH YIELD
                                              CAPITALIZATION      GROWTH          VALUE        BALANCED         BOND
                                                   FUND            FUND           FUND           FUND           FUND
                                              --------------   -------------   -----------   ------------   ------------
INVESTMENT INCOME:
  Interest                                     $    312,353    $     828,954   $   902,061   $  5,008,486   $ 14,953,441
  Dividends                                       1,643,109          253,591     1,336,543      1,237,129        202,201
  Security Lending                                       --          241,117        64,544         81,134             --
  Foreign Taxes Withheld                           (132,212)            (606)         (438)        (4,099)            --
                                               ------------    -------------   -----------   ------------   ------------
      Total Investment Income                     1,823,250        1,323,056     2,302,710      6,322,650     15,155,642
                                               ------------    -------------   -----------   ------------   ------------
EXPENSES:
  Advisory Fees                                   1,166,383        2,023,697     1,421,911      1,690,530        936,997
  Shareholder Servicing Fees                        685,750          761,049       505,525        473,881        387,182
  Administration and Accounting Fees                 54,458          346,914        91,250        166,480        150,471
  Custodian Fees                                    665,145           43,465        25,454         42,598         18,549
  Distribution Fees -- Class A                      138,355          263,922       161,148        195,641        110,084
  Distribution Fees -- Class B                      485,259        1,071,581       584,274        914,735        792,886
  Distribution Fees -- Class C                      207,934          428,978       292,547        349,192        157,052
  Distribution Fees -- Class X                      103,077          220,137       222,890        222,992        161,346
  Audit and Legal Fees                               14,118           30,214        22,524         27,419         19,725
  Organization Costs                                 14,870           14,870        14,870         14,870         14,870
  Directors' Fees                                     2,394            5,082         3,566          4,472          3,193
  Registration Fees                                  80,824           82,830        53,081         61,765         44,483
  Miscellaneous Expenses                            118,538          154,634       126,073        159,136        199,482
                                               ------------    -------------   -----------   ------------   ------------
      Total Expenses                              3,737,105        5,447,373     3,525,113      4,323,711      2,996,320
      Less: Reimbursement of Expenses by
        Investment Manager                         (978,416)        (539,654)     (273,445)      (481,220)      (442,658)
      Waiver of Fees by Investment Manager               --               --            --             --             --
                                               ------------    -------------   -----------   ------------   ------------
      Net Expenses                                2,758,689        4,907,719     3,251,668      3,842,491      2,553,662
                                               ------------    -------------   -----------   ------------   ------------
Net Investment Income (Loss)                       (935,439)      (3,584,663)     (948,958)     2,480,159     12,601,980
                                               ------------    -------------   -----------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                  (57,978,252)     (86,073,113)    4,252,996     (8,731,455)   (13,149,072)
    Futures Contracts                                    --               --      (104,525)    (1,779,191)            --
    Written Options Contracts                            --               --            --             --             --
    Foreign Currency Transactions                (2,012,719)            (571)           --         (3,899)            --
                                               ------------    -------------   -----------   ------------   ------------
  Net Realized Gain (Loss)                      (59,990,971)     (86,073,684)    4,148,471    (10,514,545)   (13,149,072)
                                               ------------    -------------   -----------   ------------   ------------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                      367,928      (33,857,991)   (8,032,786)   (15,087,175)    (6,069,062)
    Futures Contracts                                    --               --            --        300,225             --
    Written Options Contracts                            --               --            --             --             --
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies               4,047              (12)           --            133             --
                                               ------------    -------------   -----------   ------------   ------------
  Net Change in Unrealized Appreciation
    (Depreciation)                                  371,975      (33,858,003)   (8,032,786)   (14,786,817)    (6,069,062)
                                               ------------    -------------   -----------   ------------   ------------
  Net Gain (Loss) on Investments                (59,618,996)    (119,931,687)   (3,884,315)   (25,301,362)   (19,218,134)
                                               ------------    -------------   -----------   ------------   ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                  $(60,554,435)   $(123,516,350)  $(4,833,273)  $(22,821,203)  $ (6,616,154)
                                               ============    =============   ===========   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                                                                                ASAF
                                                                 ASAF           ASAF            ASAF          NEUBERGER
                                                  ASAF         ALLIANCE         JANUS          MARSICO         BERMAN
                                                ALLIANCE      GROWTH AND      OVERSEAS         CAPITAL         MID-CAP
                                                 GROWTH         INCOME         GROWTH          GROWTH          GROWTH
                                                  FUND           FUND           FUND            FUND            FUND
                                              ------------   ------------   -------------   -------------   -------------
INVESTMENT INCOME:
  Interest                                    $    181,660   $    618,801   $   2,060,641   $   3,282,214   $     856,053
  Dividends                                        967,117      4,060,292       3,818,370       5,695,595         463,596
  Security Lending                                  79,286        101,295              --         198,314         200,366
  Foreign Taxes Withheld                                --             --        (379,257)        (25,299)         (3,492)
                                              ------------   ------------   -------------   -------------   -------------
      Total Investment Income                    1,228,063      4,780,388       5,499,754       9,150,824       1,516,523
                                              ------------   ------------   -------------   -------------   -------------
EXPENSES:
  Advisory Fees                                  1,268,360      2,917,224       4,226,185       8,799,262       2,626,546
  Shareholder Servicing Fees                       602,514        730,567       1,133,428       2,487,935       1,299,727
  Administration and Accounting Fees                92,020        177,682         347,878         435,503          93,082
  Custodian Fees                                    18,105         23,905         247,512         106,406          30,503
  Distribution Fees -- Class A                     157,919        304,329         471,449         908,323         354,534
  Distribution Fees -- Class B                     675,540      1,363,104       1,621,051       4,319,081       1,433,410
  Distribution Fees -- Class C                     229,926        581,102         882,545       2,013,431         537,322
  Distribution Fees -- Class X                     187,986        364,619         395,492         649,966         238,537
  Audit and Legal Fees                              19,919         44,637          50,039         121,726          39,192
  Organization Costs                                    --             --              --              --              --
  Directors' Fees                                    3,286          7,151           8,520          20,248           6,590
  Registration Fees                                 74,704         73,964         113,123         122,158         105,226
  Miscellaneous Expenses                           105,464        232,693         265,330         558,939         194,945
                                              ------------   ------------   -------------   -------------   -------------
      Total Expenses                             3,435,743      6,820,977       9,762,552      20,542,978       6,959,614
      Less: Reimbursement of Expenses by
        Investment Manager                        (352,297)      (269,218)             --      (1,213,315)       (456,056)
      Waiver of Fees by Investment Manager              --       (583,497)       (384,199)             --              --
                                              ------------   ------------   -------------   -------------   -------------
      Net Expenses                               3,083,446      5,968,262       9,378,353      19,329,663       6,503,558
                                              ------------   ------------   -------------   -------------   -------------
Net Investment Income (Loss)                    (1,855,383)    (1,187,874)     (3,878,599)    (10,178,839)     (4,987,035)
                                              ------------   ------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                 (53,935,085)     7,030,890    (120,704,404)   (145,599,190)   (136,307,502)
    Futures Contracts                                   --             --              --              --              --
    Written Options Contracts                           --             --              --              --              --
    Foreign Currency Transactions                       --             --       7,880,686         (14,660)             --
                                              ------------   ------------   -------------   -------------   -------------
  Net Realized Gain (Loss)                     (53,935,085)     7,030,890    (112,823,718)   (145,613,850)   (136,307,502)
                                              ------------   ------------   -------------   -------------   -------------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                  (5,052,748)   (33,312,765)    (85,985,066)   (165,919,771)    (41,590,575)
    Futures Contracts                                   --             --              --              --              --
    Written Options Contracts                           --             --              --              --              --
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies                 --             --         517,807              --              --
                                              ------------   ------------   -------------   -------------   -------------
  Net Change in Unrealized Appreciation
    (Depreciation)                              (5,052,748)   (33,312,765)    (85,467,259)   (165,919,771)    (41,590,575)
                                              ------------   ------------   -------------   -------------   -------------
  Net Gain (Loss) on Investments               (58,987,833)   (26,281,875)   (198,290,977)   (311,533,621)   (177,898,077)
                                              ------------   ------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                 $(60,843,216)  $(27,469,749)  $(202,169,576)  $(321,712,460)  $(182,885,112)
                                              ============   ============   =============   =============   =============

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 2001
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                    ASAF                           ASAF           ASAF
                                                 NEUBERGER         ASAF          SANFORD          MFS            ASAF
                                                   BERMAN           AIM         BERNSTEIN        GROWTH        SCUDDER
                                                  MID-CAP      INTERNATIONAL     MANAGED          WITH        SMALL-CAP
                                                   VALUE          EQUITY        INDEX 500        INCOME         GROWTH
                                                    FUND           FUND            FUND           FUND           FUND
                                                ------------   -------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Interest                                      $    629,126   $    297,510    $    168,429   $    148,891   $    194,011
  Dividends                                        2,168,848        694,777       1,517,013        488,192         74,271
  Security Lending                                    62,830             --          50,844         19,885         55,904
  Foreign Taxes Withheld                              (3,083)       (66,865)           (165)        (4,756)            --
                                                ------------   ------------    ------------   ------------   ------------
      Total Investment Income                      2,857,721        925,422       1,736,121        652,212        324,186
                                                ------------   ------------    ------------   ------------   ------------
EXPENSES:
  Advisory Fees                                    1,590,795        592,695         799,176        426,193        560,468
  Shareholder Servicing Fees                         587,157        313,519         339,818        220,300        443,548
  Administration and Accounting Fees                  63,707            920           8,158          2,665        101,716
  Custodian Fees                                      35,598        125,289          26,989         64,599         56,226
  Distribution Fees -- Class A                       204,317         85,429         109,115         50,432         90,659
  Distribution Fees -- Class B                       878,824        195,040         446,593        202,303        247,866
  Distribution Fees -- Class C                       337,740        128,074         274,295         82,620        121,980
  Distribution Fees -- Class X                       142,281         44,869          59,766         40,431         38,802
  Audit and Legal Fees                                27,509          8,000          15,521          6,482          8,624
  Organization Costs                                      --             --              --             --             --
  Directors' Fees                                      4,380          1,295           2,473          1,041          1,403
  Registration Fees                                   45,842         55,756          62,604         52,910         40,306
  Miscellaneous Expenses                             139,460         51,111         100,853         43,800         48,894
                                                ------------   ------------    ------------   ------------   ------------
      Total Expenses                               4,057,610      1,601,997       2,245,361      1,193,776      1,760,492
      Less: Reimbursement of Expenses by
        Investment Manager                          (108,350)      (286,436)       (356,706)      (263,905)      (494,228)
      Waiver of Fees by Investment Manager                --             --              --             --             --
                                                ------------   ------------    ------------   ------------   ------------
      Net Expenses                                 3,949,260      1,315,561       1,888,655        929,871      1,266,264
                                                ------------   ------------    ------------   ------------   ------------
Net Investment Income (Loss)                      (1,091,539)      (390,139)       (152,534)      (277,659)      (942,078)
                                                ------------   ------------    ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                     1,518,737    (15,144,979)     (9,563,270)    (6,841,139)   (30,086,587)
    Futures Contracts                                     --             --              --             --             --
    Written Options Contracts                             --             --              --             --             --
    Foreign Currency Transactions                         --         17,225              --         (2,809)            --
                                                ------------   ------------    ------------   ------------   ------------
  Net Realized Gain (Loss)                         1,518,737    (15,127,754)     (9,563,270)    (6,843,948)   (30,086,587)
                                                ------------   ------------    ------------   ------------   ------------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                   (20,580,308)    (1,088,793)    (13,516,473)    (4,621,304)    (1,953,876)
    Futures Contracts                                     --             --              --             --             --
    Written Options Contracts                             --             --              --             --             --
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies                   --         (2,849)             --            165             --
                                                ------------   ------------    ------------   ------------   ------------
  Net Change in Unrealized Appreciation
    (Depreciation)                               (20,580,308)    (1,091,642)    (13,516,473)    (4,621,139)    (1,953,876)
                                                ------------   ------------    ------------   ------------   ------------
  Net Gain (Loss) on Investments                 (19,061,571)   (16,219,396)    (23,079,743)   (11,465,087)   (32,040,463)
                                                ------------   ------------    ------------   ------------   ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   $(20,153,110)  $(16,609,535)   $(23,232,277)  $(11,742,746)  $(32,982,541)
                                                ============   ============    ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                              ASAF           ASAF                            ASAF            ASAF
                                             ALGER          GABELLI          ASAF           JANUS          PROFUND
                                            ALL-CAP         ALL-CAP        INVESCO         MID-CAP         MANAGED
                                             GROWTH          VALUE        TECHNOLOGY        GROWTH           OTC
                                              FUND           FUND            FUND            FUND            FUND
                                          ------------    -----------    ------------    ------------    ------------
INVESTMENT INCOME:
  Interest                                $    194,087    $   377,911    $    148,027    $    154,320    $     63,483
  Dividends                                    146,621        484,185          51,338          14,904          14,951
  Security Lending                              19,771         25,385          25,734          17,047          20,971
  Foreign Taxes Withheld                        (1,143)        (2,579)         (1,843)             --            (129)
                                          ------------    -----------    ------------    ------------    ------------
      Total Investment Income                  359,336        884,902         223,256         186,271          99,276
                                          ------------    -----------    ------------    ------------    ------------
EXPENSES:
  Advisory Fees                                277,550        437,638         312,651         236,388         258,984
  Shareholder Servicing Fees                   197,461        210,518         249,279         194,186         216,957
  Administration and Accounting Fees            46,916         70,065          49,631          47,183          49,698
  Custodian Fees                                10,698         18,849          37,962          17,717          43,006
  Distribution Fees -- Class A                  35,604         57,007          38,670          32,052          36,571
  Distribution Fees -- Class B                 108,346        188,277         134,413         106,681         136,308
  Distribution Fees -- Class C                  98,685        127,692          82,622          52,846          84,065
  Distribution Fees -- Class X                  14,578         30,703          18,276          12,757          11,172
  Audit and Legal Fees                           4,764          8,486           4,519           3,427           4,443
  Organization Costs                                --             --              --              --              --
  Directors' Fees                                  747          1,277             738             559             724
  Registration Fees                             50,133         48,950          49,980          49,347          49,903
  Miscellaneous Expenses                        25,114         40,058          25,817          19,399          24,267
                                          ------------    -----------    ------------    ------------    ------------
      Total Expenses                           870,596      1,239,520       1,004,558         772,542         916,098
      Less: Reimbursement of Expenses by
        Investment Manager                    (218,080)      (213,915)       (292,865)       (237,265)       (267,123)
      Waiver of Fees by Investment
        Manager                                     --             --              --              --              --
                                          ------------    -----------    ------------    ------------    ------------
      Net Expenses                             652,516      1,025,605         711,693         535,277         648,975
                                          ------------    -----------    ------------    ------------    ------------
Net Investment Income (Loss)                  (293,180)      (140,703)       (488,437)       (349,006)       (549,699)
                                          ------------    -----------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                              (7,531,819)      (738,863)    (20,292,687)    (15,988,016)     (9,703,660)
    Futures Contracts                               --             --              --              --     (13,276,427)
    Written Options Contracts                       --             --         117,740              --              --
    Foreign Currency Transactions                   --             --              --              --              --
                                          ------------    -----------    ------------    ------------    ------------
  Net Realized Gain (Loss)                  (7,531,819)      (738,863)    (20,174,947)    (15,988,016)    (22,980,087)
                                          ------------    -----------    ------------    ------------    ------------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                              (2,516,494)    (8,463,131)    (13,368,835)     (5,107,699)    (13,306,976)
    Futures Contracts                               --             --              --              --         701,180
    Written Options Contracts                       --             --          (9,122)             --          56,820
    Translation of Assets and
      Liabilities Denominated in Foreign
      Currencies                                    --             --              --              --              --
                                          ------------    -----------    ------------    ------------    ------------
  Net Change in Unrealized Appreciation
    (Depreciation)                          (2,516,494)    (8,463,131)    (13,377,957)     (5,107,699)    (12,548,976)
                                          ------------    -----------    ------------    ------------    ------------
  Net Gain (Loss) on Investments           (10,048,313)    (9,201,994)    (33,552,904)    (21,095,715)    (35,529,063)
                                          ------------    -----------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations             $(10,341,493)   $(9,342,697)   $(34,041,341)   $(21,444,721)   $(36,078,762)
                                          ============    ===========    ============    ============    ============

See Notes to Financial Statements.

FOR THE YEAR ENDED OCTOBER 31, 2001
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                  ASAF           ASAF         ASAF         ASAF
                                                               ALLIANCE/       INVESCO      SANFORD       T. ROWE
                                                               BERNSTEIN        HEALTH     BERNSTEIN     PRICE TAX
                                                             GROWTH + VALUE    SCIENCES    CORE VALUE     MANAGED
                                                                FUND(1)        FUND(1)      FUND(1)       FUND(1)
                                                             --------------    --------    ----------    ---------
INVESTMENT INCOME:
  Interest                                                     $   6,411       $ 18,170    $   9,078     $   1,559
  Dividends                                                       44,769         13,400       66,272         8,731
  Security Lending                                                 2,372          2,759        1,685           765
  Foreign Taxes Withheld                                            (290)            (2)          --           (24)
                                                               ---------       --------    ---------     ---------
      Total Investment Income                                     53,262         34,327       77,035        11,031
                                                               ---------       --------    ---------     ---------
EXPENSES:
  Advisory Fees                                                   31,559         40,494       27,107         9,994
  Shareholder Servicing Fees                                      21,291         21,291       21,291        11,291
  Administration and Accounting Fees                              18,533         18,692       18,707        18,547
  Custodian Fees                                                   6,011         19,011       12,011         6,011
  Distribution Fees -- Class A                                     3,785          4,751        2,336         1,136
  Distribution Fees -- Class B                                    14,238         17,850       15,560         5,183
  Distribution Fees -- Class C                                     6,406          8,519       10,086         2,941
  Distribution Fees -- Class X                                     3,346          4,622        1,571           122
  Audit and Legal Fees                                               681            874          701           230
  Organization Costs                                                  --             --           --            --
  Directors' Fees                                                     98            126          100            33
  Registration Fees                                               41,949         41,901       41,936        42,005
  Miscellaneous Expenses                                           8,823          9,624        8,880         6,947
                                                               ---------       --------    ---------     ---------
      Total Expenses                                             156,720        187,755      160,286       104,440
      Less: Reimbursement of Expenses by Investment Manager      (86,340)       (95,321)     (92,466)      (81,383)
      Waiver of Fees by Investment Manager                            --             --           --            --
                                                               ---------       --------    ---------     ---------
      Net Expenses                                                70,380         92,434       67,820        23,057
                                                               ---------       --------    ---------     ---------
Net Investment Income (Loss)                                     (17,118)       (58,107)       9,215       (12,026)
                                                               ---------       --------    ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on:
    Securities                                                   (74,188)       (50,379)      26,493       (43,911)
    Futures Contracts                                                 --             --           --            --
    Written Options Contracts                                         --             --           --            --
    Foreign Currency Transactions                                     --         (4,384)          --            --
                                                               ---------       --------    ---------     ---------
  Net Realized Gain (Loss)                                       (74,188)       (54,763)      26,493       (43,911)
                                                               ---------       --------    ---------     ---------
  Net Change in Unrealized Appreciation (Depreciation) on:
    Securities                                                  (592,221)       344,681     (454,110)     (271,443)
    Futures Contracts                                                 --             --           --            --
    Written Options Contracts                                         --             --           --            --
    Translation of Assets and Liabilities Denominated in
      Foreign Currencies                                              --             --           --            --
                                                               ---------       --------    ---------     ---------
  Net Change in Unrealized Appreciation (Depreciation)          (592,221)       344,681     (454,110)     (271,443)
                                                               ---------       --------    ---------     ---------
  Net Gain (Loss) on Investments                                (666,409)       289,918     (427,617)     (315,354)
                                                               ---------       --------    ---------     ---------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                 $(683,527)      $231,811    $(418,402)    $(327,380)
                                                               =========       ========    =========     =========

(1) Commenced operations on March 1, 2001.

See Notes to Financial Statements.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

FOR THE YEAR ENDED OCTOBER 31, 2001
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                    ASAF                                          ASAF
                                                  AMERICAN          ASAF            ASAF          PIMCO
                                                   CENTURY          JANUS         INVESCO         TOTAL         ASAF
                                                INTERNATIONAL      CAPITAL         EQUITY        RETURN         MONEY
                                                   GROWTH          GROWTH          INCOME         BOND         MARKET
                                                    FUND            FUND            FUND          FUND          FUND
                                                -------------   -------------   ------------   -----------   -----------
INVESTMENT INCOME:
  Investment Income from Corresponding
    Portfolios of American Skandia Master
    Trust:
    Interest                                    $    270,043    $  22,206,903   $  6,086,101   $16,805,160   $20,240,304
    Dividends                                      1,090,870        5,428,552      3,755,913            --            --
    Security Lending                                      --          243,191         20,381            --            --
    Foreign Taxes Withheld                          (161,863)        (144,743)            --            --            --
                                                ------------    -------------   ------------   -----------   -----------
      Total Investment Income                      1,199,050       27,733,903      9,862,395    16,805,160    20,240,304
      Expenses from Corresponding Portfolios
        of American Skandia Master Trust          (1,005,519)     (16,281,929)    (2,628,228)   (2,166,277)   (2,372,719)
                                                ------------    -------------   ------------   -----------   -----------
      Net Investment Income from Corresponding
        Portfolios of American Skandia Master
        Trust                                        193,531       11,451,974      7,234,167    14,638,883    17,867,585
                                                ------------    -------------   ------------   -----------   -----------
EXPENSES:
  Shareholder Servicing Fees                         375,668        5,058,974        798,382       516,835       850,234
  Administration and Accounting Fees                  29,437           58,871         47,096        47,096        50,556
  Distribution Fees -- Class A                       106,237        1,551,608        296,419       311,184     1,012,063
  Distribution Fees -- Class B                       277,137        8,335,619      1,505,708     1,528,127     1,193,798
  Distribution Fees -- Class C                       160,756        2,799,144        609,996       468,303       665,686
  Distribution Fees -- Class X                        80,771        1,180,094        418,872       251,230       281,768
  Audit and Legal Fees                                 4,924           94,110         21,790        22,030        30,148
  Organization Costs                                  14,136           14,136         14,136        14,136        14,136
  Directors' Fees                                      1,691           33,874          7,373         7,133        10,135
  Registration Fees                                   42,100          188,909         72,252        54,353       168,557
  Miscellaneous Expenses                              89,993          972,962        208,773       205,865       288,160
                                                ------------    -------------   ------------   -----------   -----------
      Total Expenses                               1,182,850       20,288,301      4,000,797     3,426,292     4,565,241
      Less: Reimbursement of Expenses by
        Investment Manager                          (361,653)      (3,431,175)      (138,956)     (163,706)           --
                                                ------------    -------------   ------------   -----------   -----------
      Net Expenses                                   821,197       16,857,126      3,861,841     3,262,586     4,565,241
                                                ------------    -------------   ------------   -----------   -----------
Net Investment Income (Loss)                        (627,666)      (5,405,152)     3,372,326    11,376,297    13,302,344
                                                ------------    -------------   ------------   -----------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS FROM CORRESPONDING
  PORTFOLIOS OF AMERICAN SKANDIA MASTER TRUST:
  Net Realized Gain (Loss) on:
    Securities                                   (23,360,708)    (386,233,476)   (12,892,699)    8,029,027        36,474
    Futures Contracts                                     --               --             --     2,787,458            --
    Written Options Contracts                             --               --             --       353,914            --
    Swap Agreements                                       --               --             --    (2,318,393)           --
    Foreign Currency Transactions                    (77,392)            (226)            --       150,565            --
                                                ------------    -------------   ------------   -----------   -----------
  Net Realized Gain (Loss)                       (23,438,100)    (386,233,702)   (12,892,699)    9,002,571        36,474
                                                ------------    -------------   ------------   -----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation) on:
    Securities                                    (3,440,112)    (595,527,337)   (44,318,297)    6,386,949            --
    Futures Contracts                                     --               --             --     2,228,305            --
    Written Options Contracts                             --               --             --       733,234            --
    Swap Agreements                                       --               --             --     5,122,548            --
    Translation of Assets and Liabilities
      Denominated in Foreign Currencies               (3,253)              --             --         3,109            --
                                                ------------    -------------   ------------   -----------   -----------
  Net Change in Unrealized Appreciation
    (Depreciation)                                (3,443,365)    (595,527,337)   (44,318,297)   14,474,145            --
                                                ------------    -------------   ------------   -----------   -----------
  Net Gain (Loss) on Investments                 (26,881,465)    (981,761,039)   (57,210,996)   23,476,716        36,474
                                                ------------    -------------   ------------   -----------   -----------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   $(27,509,131)   $(987,166,191)  $(53,838,670)  $34,853,013   $13,338,818
                                                ============    =============   ============   ===========   ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ASAF
                                                                       FOUNDERS                         ASAF
                                                                     INTERNATIONAL                      PBHG
                                                                         SMALL                       SMALL-CAP
                                                                    CAPITALIZATION                     GROWTH
                                                                         FUND                           FUND
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000           2001            2000
                                                              ------------   ------------   -------------   ------------
FROM OPERATIONS:
 Net Investment Income (Loss)                                 $   (935,439)  $ (1,391,700)  $  (3,584,663)  $ (5,537,722)
 Net Realized Gain (Loss) on Investments                       (59,990,971)   (37,743,732)    (86,073,684)   (32,961,293)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments                                                     371,975     (1,408,320)    (33,858,003)    (4,239,442)
                                                              ------------   ------------   -------------   ------------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  (60,554,435)   (40,543,752)   (123,516,350)   (42,738,457)
                                                              ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                                                              --             --              --             --
   Class B                                                              --             --              --             --
   Class C                                                              --             --              --             --
   Class X                                                              --             --              --             --
 From Net Realized Gains:
   Class A                                                              --       (184,886)             --       (558,439)
   Class B                                                              --       (622,027)             --     (1,037,754)
   Class C                                                              --       (185,304)             --       (438,953)
   Class X                                                              --       (254,173)             --       (197,458)
                                                              ------------   ------------   -------------   ------------
Total Distributions                                                     --     (1,246,390)             --     (2,232,604)
                                                              ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS
 Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                (26,496,243)   182,757,660     (64,061,460)   191,031,572
                                                              ------------   ------------   -------------   ------------
 Net Increase (Decrease) in Net Assets                         (87,050,678)   140,967,518    (187,577,810)   146,060,511
NET ASSETS:
 Beginning of Year                                             157,909,107     16,941,589     361,272,595    215,212,084
                                                              ------------   ------------   -------------   ------------
 End of Year                                                  $ 70,858,429   $157,909,107   $ 173,694,785   $361,272,595
                                                              ============   ============   =============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF
               ASAF                        AMERICAN                        ASAF
              GABELLI                       CENTURY                      FEDERATED                       ASAF
             SMALL-CAP                     STRATEGIC                    HIGH YIELD                     ALLIANCE
               VALUE                       BALANCED                        BOND                         GROWTH
               FUND                          FUND                          FUND                          FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        2001           2000           2001           2000           2001           2000           2001           2000
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $   (948,958)  $    (93,265)  $  2,480,159   $  2,129,814   $ 12,601,980   $ 11,539,412   $ (1,855,383)  $ (1,890,749)
       4,148,471      4,368,347    (10,514,545)    (2,339,215)   (13,149,072)    (1,544,844)   (53,935,085)    15,813,899
      (8,032,786)    10,742,873    (14,786,817)     6,048,573     (6,069,062)   (14,805,481)    (5,052,748)   (11,157,646)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (4,833,273)    15,017,955    (22,821,203)     5,839,172     (6,616,154)    (4,810,913)   (60,843,216)     2,765,504
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --       (551,442)      (461,738)    (2,154,237)    (1,798,176)            --             --
              --             --       (813,002)      (825,812)    (7,452,052)    (6,760,668)            --             --
              --             --       (309,993)      (270,596)    (1,467,886)    (1,220,542)            --             --
              --             --       (198,452)      (220,966)    (1,527,805)    (1,760,026)            --             --
        (939,272)      (281,996)            --       (252,195)            --             --     (3,030,562)      (283,446)
      (1,615,103)      (649,991)            --       (717,314)            --             --     (7,825,219)      (876,318)
        (763,582)      (331,525)            --       (223,762)            --             --     (2,439,979)      (229,303)
        (691,992)      (351,067)            --       (197,887)            --             --     (2,251,428)      (383,935)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (4,009,949)    (1,614,579)    (1,872,889)    (3,170,270)   (12,601,980)   (11,539,412)   (15,547,188)    (1,773,002)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      66,982,668     28,388,578     10,240,282     58,380,229     37,474,312     18,596,875     33,180,702    105,223,234
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      58,139,446     41,791,954    (14,453,810)    61,049,131     18,256,178      2,246,550    (43,209,702)   106,215,736
     103,673,587     61,881,633    191,451,742    130,402,611    119,583,818    117,337,268    165,287,777     59,072,041
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $161,813,033   $103,673,587   $176,997,932   $191,451,742   $137,839,996   $119,583,818   $122,078,075   $165,287,777
    ============   ============   ============   ============   ============   ============   ============   ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ASAF                           ASAF
                                                                       ALLIANCE                        JANUS
                                                                        GROWTH                        OVERSEAS
                                                                      AND INCOME                       GROWTH
                                                                         FUND                           FUND
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                                  2001           2000           2001            2000
                                                              ------------   ------------   -------------   ------------
FROM OPERATIONS:
 Net Investment Income (Loss)                                 $ (1,187,874)  $   (164,509)  $  (3,878,599)  $ (4,560,044)
 Net Realized Gain (Loss) on Investments                         7,030,890     12,906,775    (112,823,718)     7,345,417
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments                                                 (33,312,765)     8,118,511     (85,467,259)    14,289,744
                                                              ------------   ------------   -------------   ------------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  (27,469,749)    20,860,777    (202,169,576)    17,075,117
                                                              ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                                                              --             --      (4,484,594)            --
   Class B                                                              --             --      (6,248,039)            --
   Class C                                                              --             --      (3,476,082)            --
   Class X                                                              --             --      (1,483,930)            --
 From Net Realized Gains:
   Class A                                                      (2,205,569)            --              --             --
   Class B                                                      (4,988,514)            --              --             --
   Class C                                                      (2,165,936)            --              --             --
   Class X                                                      (1,460,865)            --              --             --
                                                              ------------   ------------   -------------   ------------
Total Distributions                                            (10,820,884)            --     (15,692,645)            --
                                                              ------------   ------------   -------------   ------------
CAPITAL SHARE TRANSACTIONS
 Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                116,706,656     78,172,328    (101,474,046)   295,874,538
                                                              ------------   ------------   -------------   ------------
 Net Increase (Decrease) in Net Assets                          78,416,023     99,033,105    (319,336,267)   312,949,655
NET ASSETS:
   Beginning of Year                                           240,743,768    141,710,663     568,099,349    255,149,694
                                                              ------------   ------------   -------------   ------------
   End of Year                                                $319,159,791   $240,743,768   $ 248,763,082   $568,099,349
                                                              ============   ============   =============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                                  ASAF                          ASAF
                 ASAF                          NEUBERGER                      NEUBERGER                       ASAF
                MARSICO                          BERMAN                        BERMAN                         AIM
                CAPITAL                         MID-CAP                        MID-CAP                   INTERNATIONAL
                GROWTH                           GROWTH                         VALUE                        EQUITY
                 FUND                             FUND                          FUND                          FUND
    -------------------------------   ----------------------------   ---------------------------   --------------------------
      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
         2001             2000            2001            2000           2001           2000           2001          2000
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
       (10,178,839)
    $                $   (9,861,942)  $  (4,987,035)  $ (3,568,759)  $ (1,091,539)  $   (526,635)  $   (390,139)  $   (12,568)
      (145,613,850)     (43,554,885)   (136,307,502)    (8,191,192)     1,518,737        453,778    (15,127,754)   (4,401,698)
      (165,919,771)      76,905,467     (41,590,575)    26,766,504    (20,580,308)    19,077,969     (1,091,642)   (2,776,709)
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
      (321,712,460)      23,488,640    (182,885,112)    15,006,553    (20,153,110)    19,005,112    (16,609,535)   (7,190,975)
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
                --               --              --             --             --             --             --            --
                --               --              --             --             --             --             --            --
                --               --              --             --             --             --             --            --
                --               --              --             --             --             --             --            --
                --               --              --             --       (203,068)      (171,761)            --            --
                --               --              --             --       (388,821)      (443,021)            --            --
                --               --              --             --       (164,240)      (163,142)            --            --
                --               --              --             --        (65,500)       (96,156)            --            --
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
                --               --              --             --       (821,629)      (874,080)            --            --
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
       (85,415,156)     508,088,563       3,952,482    345,308,564     93,867,143     57,220,139     18,350,575    53,771,847
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
      (407,127,616)     531,577,203    (178,932,630)   360,315,117     72,892,404     75,351,171      1,741,040    46,580,872
     1,095,891,018      564,313,815     409,723,696     49,408,579    117,810,887     42,459,716     46,580,872            --
    --------------   --------------   -------------   ------------   ------------   ------------   ------------   -----------
    $  688,763,402   $1,095,891,018   $ 230,791,066   $409,723,696   $190,703,291   $117,810,887   $ 48,321,912   $46,580,872
    ==============   ==============   =============   ============   ============   ============   ============   ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ASAF
                                                                  SANFORD BERNSTEIN                   ASAF
                                                                       MANAGED                     MFS GROWTH
                                                                      INDEX 500                   WITH INCOME
                                                                         FUND                         FUND
                                                              --------------------------   --------------------------
                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                  2001          2000           2001          2000
                                                              ------------   -----------   ------------   -----------
FROM OPERATIONS:
 Net Investment Income (Loss)                                 $   (152,534)  $   (46,477)  $   (277,659)  $   (99,580)
 Net Realized Gain (Loss) on Investments                        (9,563,270)   (1,015,447)    (6,843,948)   (1,242,307)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments                                                 (13,516,473)      581,549     (4,621,139)    2,458,873
                                                              ------------   -----------   ------------   -----------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  (23,232,277)     (480,375)   (11,742,746)    1,116,986
                                                              ------------   -----------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                                                          (2,327)           --             --            --
   Class B                                                              --            --             --            --
   Class C                                                              --            --             --            --
   Class X                                                              --            --             --            --
 From Net Realized Gains:
   Class A                                                          (9,612)           --             --            --
   Class B                                                         (21,460)           --             --            --
   Class C                                                         (13,506)           --             --            --
   Class X                                                          (2,963)           --             --            --
                                                              ------------   -----------   ------------   -----------
Total Distributions                                                (49,868)           --             --            --
                                                              ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
 Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                 53,495,912    84,139,788     23,249,133    32,508,638
                                                              ------------   -----------   ------------   -----------
 Net Increase (Decrease) in Net Assets                          30,213,767    83,659,413     11,506,387    33,625,624
NET ASSETS:
 Beginning of Year                                              83,659,413            --     33,625,624            --
                                                              ------------   -----------   ------------   -----------
 End of Year                                                  $113,873,180   $83,659,413   $ 45,132,011   $33,625,624
                                                              ============   ===========   ============   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

               ASAF                         ASAF                        ASAF
             SCUDDER                       ALGER                       GABELLI                       ASAF
            SMALL-CAP                     ALL-CAP                      ALL-CAP                     INVESCO
              GROWTH                       GROWTH                       VALUE                     TECHNOLOGY
               FUND                         FUND                        FUND                         FUND
    --------------------------   --------------------------   -------------------------   --------------------------
     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
        2001         2000(1)         2001         2000(2)        2001         2000(2)         2001         2000(2)
    ------------   -----------   ------------   -----------   -----------   -----------   ------------   -----------
    $   (942,078)  $  (303,175)  $   (293,180)  $    (3,216)  $  (140,703)  $    3,034    $   (488,437)  $    (3,286)
     (30,086,587)   (6,621,322)    (7,531,819)     (259,090)     (738,863)      (8,107)    (20,174,947)     (273,228)
      (1,953,876)    1,277,459     (2,516,494)     (189,530)   (8,463,131)     242,807     (13,377,957)     (825,342)
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
     (32,982,541)   (5,647,038)   (10,341,493)     (451,836)   (9,342,697)     237,734     (34,041,341)   (1,101,856)
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
              --            --        (10,591)           --       (10,835)          --         (10,070)           --
              --            --         (2,354)           --        (9,113)          --              --            --
              --            --         (2,115)           --        (6,052)          --              --            --
              --            --           (283)           --        (1,562)          --              --            --
              --            --             --            --          (795)          --              --            --
              --            --             --            --        (1,456)          --              --            --
              --            --             --            --          (951)          --              --            --
              --            --             --            --          (243)          --              --            --
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
              --            --        (15,343)           --       (31,007)          --         (10,070)           --
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
      24,310,237    69,866,753     29,753,115    13,596,133    72,244,204    7,521,012      35,959,982    26,210,051
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
      (8,672,304)   64,219,715     19,396,279    13,144,297    62,870,500    7,758,746       1,908,571    25,108,195
      64,219,715            --     13,144,297            --     7,758,746           --      25,108,195            --
    ------------   -----------   ------------   -----------   -----------   ----------    ------------   -----------
    $ 55,547,411   $64,219,715   $ 32,540,576   $13,144,297   $70,629,246   $7,758,746    $ 27,016,766   $25,108,195
    ============   ===========   ============   ===========   ===========   ==========    ============   ===========

(1) Commenced operations on March 1, 2000.
(2) Commenced operations on September 11, 2000.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ASAF                         ASAF
                                                                        JANUS                       PROFUND
                                                                       MID-CAP                      MANAGED
                                                                        GROWTH                        OTC
                                                                         FUND                         FUND
                                                              --------------------------   --------------------------
                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                  2001         2000(2)         2001         2000(2)
                                                              ------------   -----------   ------------   -----------
FROM OPERATIONS:
 Net Investment Income (Loss)                                 $   (349,006)  $     7,549   $   (549,699)  $   (24,145)
 Net Realized Gain (Loss) on Investments                       (15,988,016)      (39,006)   (22,980,087)     (793,717)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments                                                  (5,107,699)      379,229    (12,548,976)   (1,211,898)
                                                              ------------   -----------   ------------   -----------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  (21,444,721)      347,772    (36,078,762)   (2,029,760)
                                                              ------------   -----------   ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                                                         (10,249)           --             --            --
   Class B                                                          (4,666)           --             --            --
   Class C                                                          (2,109)           --             --            --
   Class X                                                            (386)           --             --            --
 From Net Realized Gains:
   Class A                                                              --            --             --            --
   Class B                                                              --            --             --            --
   Class C                                                              --            --             --            --
   Class X                                                              --            --             --            --
                                                              ------------   -----------   ------------   -----------
Total Distributions                                                (17,410)           --             --            --
                                                              ------------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
 Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                 25,339,665    16,745,760     38,553,305    28,890,890
                                                              ------------   -----------   ------------   -----------
 Net Increase (Decrease) in Net Assets                           3,877,534    17,093,532      2,474,543    26,861,130
NET ASSETS:
 Beginning of Year                                              17,093,532            --     26,861,130            --
                                                              ------------   -----------   ------------   -----------
 End of Year                                                  $ 20,971,066   $17,093,532   $ 29,335,673   $26,861,130
                                                              ============   ===========   ============   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

       ASAF
     ALLIANCE/       ASAF                               ASAF
     BERNSTEIN      INVESCO           ASAF          T. ROWE PRICE
      GROWTH        HEALTH      SANFORD BERNSTEIN        TAX
      + VALUE      SCIENCES        CORE VALUE          MANAGED
       FUND          FUND             FUND              FUND
    -----------   -----------   -----------------   -------------
    YEAR ENDED    YEAR ENDED       YEAR ENDED        YEAR ENDED
    OCTOBER 31,   OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
      2001(3)       2001(3)          2001(3)           2001(3)
    -----------   -----------   -----------------   -------------
    $  (17,118)   $   (58,107)     $    9,215        $  (12,026)
       (74,188)       (54,763)         26,493           (43,911)
      (592,221)       344,681        (454,110)         (271,443)
    ----------    -----------      ----------        ----------
      (683,527)       231,811        (418,402)         (327,380)
    ----------    -----------      ----------        ----------
            --             --              --                --
            --             --              --                --
            --             --              --                --
            --             --              --                --
            --             --              --                --
            --             --              --                --
            --             --              --                --
            --             --              --                --
    ----------    -----------      ----------        ----------
            --             --              --                --
    ----------    -----------      ----------        ----------
     9,696,925     14,528,212       9,516,032         3,209,869
    ----------    -----------      ----------        ----------
     9,013,398     14,760,023       9,097,630         2,882,489
            --             --              --                --
    ----------    -----------      ----------        ----------
    $9,013,398    $14,760,023      $9,097,630        $2,882,489
    ==========    ===========      ==========        ==========

(2) Commenced operations on September 11, 2000.
(3) Commenced operations on March 1, 2001.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ASAF
                                                                       AMERICAN                          ASAF
                                                                       CENTURY                          JANUS
                                                                    INTERNATIONAL                      CAPITAL
                                                                        GROWTH                          GROWTH
                                                                         FUND                            FUND
                                                              --------------------------   --------------------------------
                                                               YEAR ENDED    YEAR ENDED      YEAR ENDED        YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                                  2001          2000            2001              2000
                                                              ------------   -----------   ---------------   --------------
FROM OPERATIONS:
 Net Investment Income (Loss)                                 $   (627,666)  $  (741,656)  $    (5,405,152)  $  (18,489,126)
 Net Realized Gain (Loss) on Investments                       (23,438,100)   (2,282,612)     (386,233,702)    (305,146,496)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments                                                  (3,443,365)   (1,230,324)     (595,527,337)     230,298,046
                                                              ------------   -----------   ---------------   --------------
 Net Increase (Decrease) in Net Assets Resulting from
   Operations                                                  (27,509,131)   (4,254,592)     (987,166,191)     (93,337,576)
                                                              ------------   -----------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From Net Investment Income:
   Class A                                                              --            --                --               --
   Class B                                                              --            --                --               --
   Class C                                                              --            --                --               --
   Class X                                                              --            --                --               --
 From Net Realized Gains:
   Class A                                                              --            --                --               --
   Class B                                                              --            --                --               --
   Class C                                                              --            --                --               --
   Class X                                                              --            --                --               --
                                                              ------------   -----------   ---------------   --------------
Total Distributions                                                     --            --                --               --
                                                              ------------   -----------   ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
 Net Increase (Decrease) in Net Assets from Capital Share
   Transactions                                                 15,275,348    53,124,174      (254,394,746)   1,095,239,756
                                                              ------------   -----------   ---------------   --------------
 Net Increase (Decrease) in Net Assets                         (12,233,783)   48,869,582    (1,241,560,937)   1,001,902,180
NET ASSETS:
 Beginning of Year                                              73,855,925    24,986,343     2,277,139,840    1,275,237,660
                                                              ------------   -----------   ---------------   --------------
 End of Year                                                  $ 61,622,142   $73,855,925   $ 1,035,578,903   $2,277,139,840
                                                              ============   ===========   ===============   ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                             ASAF
               ASAF                          PIMCO
              INVESCO                        TOTAL                         ASAF
              EQUITY                        RETURN                         MONEY
              INCOME                         BOND                         MARKET
               FUND                          FUND                          FUND
    ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
        2001           2000           2001           2000           2001           2000
    ------------   ------------   ------------   ------------   ------------   ------------
    $  3,372,326   $  2,594,618   $ 11,376,297   $  8,667,935   $ 13,302,344   $ 10,622,747
     (12,892,699)      (887,716)     9,002,571        616,094         36,474          3,205
     (44,318,297)    18,836,972     14,474,145        707,992             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
     (53,838,670)    20,543,874     34,853,013      9,992,021     13,338,818     10,625,952
    ------------   ------------   ------------   ------------   ------------   ------------
        (854,487)      (603,806)    (2,672,153)    (1,534,394)    (7,192,156)    (4,704,846)
      (1,355,081)    (1,047,289)    (6,016,288)    (4,758,164)    (3,319,789)    (3,518,585)
        (550,808)      (430,032)    (1,812,902)    (1,318,452)    (1,960,522)    (1,447,339)
        (380,087)      (375,944)    (1,008,418)    (1,057,038)      (829,877)      (951,977)
              --       (483,054)            --             --         (1,437)          (574)
              --     (1,212,895)            --             --           (985)          (855)
              --       (509,576)            --             --           (546)          (255)
              --       (495,635)            --             --           (238)          (248)
    ------------   ------------   ------------   ------------   ------------   ------------
      (3,140,463)    (5,158,231)   (11,509,761)    (8,668,048)   (13,305,550)   (10,624,679)
    ------------   ------------   ------------   ------------   ------------   ------------
      55,768,446     96,197,638    209,005,933     31,862,710    193,899,178     55,437,594
    ------------   ------------   ------------   ------------   ------------   ------------
      (1,210,687)   111,583,281    232,349,185     33,186,683    193,932,446     55,438,867
     291,546,444    179,963,163    185,949,096    152,762,413    234,952,701    179,513,834
    ------------   ------------   ------------   ------------   ------------   ------------
    $290,335,757   $291,546,444   $418,298,281   $185,949,096   $428,885,147   $234,952,701
    ============   ============   ============   ============   ============   ============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      {Increase (Decrease) from
                                                                        Investment Operations
                                                              -----------------------------------------
                                                   Net Asset       Net
                                                     Value     Investment     Net Realized   Total from
                                       Period      Beginning     Income       & Unrealized   Investment
                                        Ended      of Period     (Loss)       Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $ 15.96      $(0.06)         $(7.07)       $(7.13)
                                     10/31/00         13.56       (0.16)           3.28          3.12
                                     10/31/99         10.27       (0.14)           3.43          3.29
                                     10/31/98          9.87       (0.02)           0.45          0.43
                                     10/31/97(1)      10.00        0.05           (0.18)        (0.13)
 Class B                             10/31/01         15.74       (0.12)          (6.95)        (7.07)
                                     10/31/00         13.44       (0.26)           3.28          3.02
                                     10/31/99         10.23       (0.22)           3.43          3.21
                                     10/31/98          9.85       (0.08)           0.46          0.38
                                     10/31/97(1)      10.00        0.04           (0.19)        (0.15)
 Class C                             10/31/01         15.68       (0.12)          (6.93)        (7.05)
                                     10/31/00         13.43       (0.26)           3.23          2.97
                                     10/31/99         10.22       (0.21)           3.42          3.21
                                     10/31/98          9.86       (0.08)           0.44          0.36
                                     10/31/97(1)      10.00        0.04           (0.18)        (0.14)
 Class X                             10/31/01         15.71       (0.12)          (6.93)        (7.05)
                                     10/31/00         13.43       (0.27)           3.27          3.00
                                     10/31/99         10.21       (0.19)           3.41          3.22
                                     10/31/98          9.84       (0.08)           0.45          0.37
                                     10/31/97(1)      10.00        0.04           (0.20)        (0.16)
ASAF PBHG SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $ 17.30      $(0.15)         $(6.11)       $(6.26)
                                     10/31/00         17.08       (0.18)           0.51          0.33
                                     10/31/99          9.11       (0.10)           8.07          7.97
                                     10/31/98          9.94       (0.07)          (0.76)        (0.83)
                                     10/31/97(1)      10.00       (0.03)          (0.03)        (0.06)
 Class B                             10/31/01         17.02       (0.21)          (6.00)        (6.21)
                                     10/31/00         16.87       (0.29)           0.55          0.26
                                     10/31/99          9.04       (0.17)           8.00          7.83
                                     10/31/98          9.93       (0.12)          (0.77)        (0.89)
                                     10/31/97(1)      10.00       (0.04)          (0.03)        (0.07)
 Class C                             10/31/01         17.03       (0.21)          (6.00)        (6.21)
                                     10/31/00         16.90       (0.29)           0.53          0.24
                                     10/31/99          9.06       (0.16)           8.00          7.84
                                     10/31/98          9.94       (0.10)          (0.78)        (0.88)
                                     10/31/97(1)      10.00       (0.04)          (0.02)        (0.06)
 Class X                             10/31/01         17.03       (0.22)          (6.00)        (6.22)
                                     10/31/00         16.90       (0.29)           0.53          0.24
                                     10/31/99          9.06       (0.15)           7.99          7.84
                                     10/31/98          9.93       (0.11)          (0.76)        (0.87)
                                     10/31/97(1)      10.00       (0.04)          (0.03)        (0.07)
ASAF GABELLI SMALL-CAP
VALUE FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $ 10.58      $(0.03)         $ 0.12        $ 0.09
                                     10/31/00          8.90        0.03            1.89          1.92
                                     10/31/99          8.85        0.02            0.06          0.08
                                     10/31/98         10.46        0.04           (1.62)        (1.58)
                                     10/31/97(1)      10.00        0.02            0.44          0.46
 Class B                             10/31/01         10.46       (0.08)           0.11          0.03
                                     10/31/00          8.84       (0.02)           1.88          1.86
                                     10/31/99          8.80       (0.03)           0.07          0.04
                                     10/31/98         10.44       (0.02)          (1.61)        (1.63)
                                     10/31/97(1)      10.00          --            0.44          0.44
 Class C                             10/31/01         10.45       (0.08)           0.11          0.03
                                     10/31/00          8.84       (0.02)           1.87          1.85
                                     10/31/99          8.80       (0.03)           0.07          0.04
                                     10/31/98         10.45       (0.02)          (1.62)        (1.64)
                                     10/31/97(1)      10.00          --            0.45          0.45
 Class X                             10/31/01         10.47       (0.08)           0.10          0.02
                                     10/31/00          8.84       (0.02)           1.89          1.87
                                     10/31/99          8.80       (0.03)           0.07          0.04
                                     10/31/98         10.44       (0.02)          (1.61)        (1.63)
                                     10/31/97(1)      10.00          --            0.44          0.44


                                              Less Distributions
                                    --------------------------------------

                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF FOUNDERS
INTERNATIONAL SMALL
CAPITALIZATION FUND:
-------------------------------
-------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --         (0.72)
                                          --             --            --
                                       (0.03)            --            --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --         (0.72)
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --         (0.72)
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --         (0.72)
                                          --             --            --
                                          --             --            --
                                          --             --            --
ASAF PBHG SMALL-CAP
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --         (0.11)
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --         (0.11)
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --         (0.11)
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --         (0.11)
                                          --             --            --
                                          --             --            --
                                          --             --            --
ASAF GABELLI SMALL-CAP
VALUE FUND:
-------------------------------
-------------------------------
 Class A                              $   --         $   --        $(0.38)
                                          --             --         (0.24)
                                          --          (0.03)           --
                                          --          (0.03)           --
                                          --             --            --
 Class B                                  --             --         (0.38)
                                          --             --         (0.24)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
 Class C                                  --             --         (0.38)
                                          --             --         (0.24)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
 Class X                                  --             --         (0.38)
                                          --             --         (0.24)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                        Supplemental Data             Ratios of Expenses to Average Net Assets(3)
                              -------------------------------------   --------------------------------------------
                  Net Asset               Net Assets at   Portfolio      Net       After Expense    Before Expense
      Total       Value End     Total     End of Period   Turnover    Operating    Reimbursement    Reimbursement
  Distributions   of Period   Return(2)    (in 000's)       Rate       Expenses    and Waiver(4)    and Waiver(4)
  -------------   ---------   ---------   -------------   ---------   ----------   --------------   --------------
     $   --        $ 8.83      (44.61%)      $17,371         655%        2.20%          2.20%             3.10%
      (0.72)        15.96       22.04%        44,940         516%        2.17%          2.17%             2.79%
         --         13.56       32.04%         2,374         268%        2.10%          2.10%             4.53%
      (0.03)        10.27        4.32%           886          49%        2.10%          2.10%             9.20%
         --          9.87       (1.30%)          106          --         2.10%          2.10%           136.49%
         --          8.67      (44.92%)       32,208         655%        2.70%          2.70%             3.61%
      (0.72)        15.74       21.47%        67,929         516%        2.64%          2.64%             3.20%
         --         13.44       31.38%         7,722         268%        2.60%          2.60%             5.04%
         --         10.23        3.90%         1,387          49%        2.60%          2.60%             9.80%
         --          9.85       (1.50%)          230          --         2.60%          2.60%            90.64%
         --          8.63      (44.90%)       14,028         655%        2.70%          2.70%             3.62%
      (0.72)        15.68       21.10%        31,232         516%        2.65%          2.65%             3.24%
         --         13.43       31.41%         2,540         268%        2.60%          2.60%             5.05%
         --         10.22        3.69%           872          49%        2.60%          2.60%             9.72%
         --          9.86       (1.40%)           79          --         2.60%          2.60%            55.02%
         --          8.66      (44.91%)        7,252         655%        2.70%          2.70%             3.62%
      (0.72)        15.71       21.34%        13,809         516%        2.63%          2.63%             3.15%
         --         13.43       31.54%         4,305         268%        2.60%          2.60%             5.07%
         --         10.21        3.80%         2,404          49%        2.60%          2.60%             9.58%
         --          9.84       (1.60%)          206          --         2.60%          2.60%            54.45%
     $   --        $11.04      (36.18%)      $43,941         103%        1.80%          1.80%             2.04%
      (0.11)        17.30        1.69%        85,342          90%        1.73%          1.73%             1.84%
         --         17.08       87.80%        54,039          74%        1.70%          1.71%             2.20%
         --          9.11       (8.45%)        1,801          94%        1.70%          1.70%             6.38%
         --          9.94       (0.60%)          193          --         1.70%          1.70%           105.48%
         --         10.81      (36.52%)       80,943         103%        2.30%          2.30%             2.54%
      (0.11)        17.02        1.29%       169,925          90%        2.23%          2.23%             2.34%
         --         16.87       86.73%        98,524          74%        2.20%          2.21%             2.69%
         --          9.04       (8.96%)        2,685          94%        2.20%          2.20%             6.86%
         --          9.93       (0.70%)          353          --         2.20%          2.20%            57.99%
         --         10.82      (36.50%)       31,186         103%        2.30%          2.30%             2.54%
      (0.11)        17.03        1.23%        72,934          90%        2.23%          2.23%             2.34%
         --         16.90       86.64%        38,337          74%        2.20%          2.21%             2.73%
         --          9.06       (8.85%)        2,090          94%        2.20%          2.20%             6.60%
         --          9.94       (0.60%)           74          --         2.20%          2.20%            42.48%
         --         10.81      (36.52%)       17,624         103%        2.30%          2.30%             2.54%
      (0.11)        17.03        1.17%        33,072          90%        2.23%          2.23%             2.34%
         --         16.90       86.53%        24,312          74%        2.20%          2.21%             2.82%
         --          9.06       (8.76%)        4,085          94%        2.20%          2.20%             6.69%
         --          9.93       (0.70%)          270          --         2.20%          2.20%            47.29%
     $(0.38)       $10.29        0.71%       $36,357          72%        1.90%          1.90%             2.09%
      (0.24)        10.58       21.99%        23,156          71%        1.81%          1.81%             2.21%
      (0.03)         8.90        0.86%        10,881          35%        1.75%          1.75%             2.61%
      (0.03)         8.85      (15.13%)        7,155           4%        1.75%          1.75%             3.51%
         --         10.46        4.60%           383          --         1.75%          1.75%            54.47%
      (0.38)        10.11        0.13%        69,831          72%        2.40%          2.40%             2.59%
      (0.24)        10.46       21.45%        41,477          71%        2.31%          2.31%             2.71%
         --          8.84        0.45%        23,890          35%        2.25%          2.25%             3.13%
      (0.01)         8.80      (15.63%)       13,184           4%        2.25%          2.25%             4.03%
         --         10.44        4.40%         1,155          --         2.25%          2.25%            30.14%
      (0.38)        10.10        0.13%        32,808          72%        2.40%          2.40%             2.59%
      (0.24)        10.45       21.34%        20,484          71%        2.31%          2.31%             2.71%
         --          8.84        0.45%        13,164          35%        2.25%          2.25%             3.13%
      (0.01)         8.80      (15.71%)        8,298           4%        2.25%          2.25%             3.97%
         --         10.45        4.50%           335          --         2.25%          2.25%            33.60%
      (0.38)        10.11        0.03%        22,817          72%        2.40%          2.40%             2.59%
      (0.24)        10.47       21.57%        18,557          71%        2.31%          2.31%             2.70%
         --          8.84        0.45%        13,947          35%        2.25%          2.25%             3.12%
      (0.01)         8.80      (15.63%)       12,368           4%        2.25%          2.25%             4.00%
         --         10.44        4.40%           640          --         2.25%          2.25%            22.43%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (0.49%)
      (0.72)              (0.87%)
         --               (1.19%)
      (0.03)              (0.28%)
         --                2.03%
         --               (1.01%)
      (0.72)              (1.38%)
         --               (1.84%)
         --               (0.74%)
         --                1.62%
         --               (0.99%)
      (0.72)              (1.37%)
         --               (1.74%)
         --               (0.79%)
         --                1.72%
         --               (1.01%)
      (0.72)              (1.42%)
         --               (1.63%)
         --               (0.76%)
         --                1.58%
     $   --               (1.21%)
      (0.11)              (0.81%)
         --               (0.73%)
         --               (0.75%)
         --               (1.16%)
         --               (1.71%)
      (0.11)              (1.31%)
         --               (1.24%)
         --               (1.26%)
         --               (1.73%)
         --               (1.71%)
      (0.11)              (1.31%)
         --               (1.25%)
         --               (1.13%)
         --               (1.73%)
         --               (1.71%)
      (0.11)              (1.31%)
         --               (1.21%)
         --               (1.19%)
         --               (1.70%)
     $(0.38)              (0.28%)
      (0.24)               0.26%
      (0.03)               0.17%
      (0.03)               0.20%
         --                0.69%
      (0.38)              (0.78%)
      (0.24)              (0.22%)
         --               (0.35%)
      (0.01)              (0.30%)
         --                0.17%
      (0.38)              (0.78%)
      (0.24)              (0.22%)
         --               (0.34%)
      (0.01)              (0.32%)
         --                0.02%
      (0.38)              (0.77%)
      (0.24)              (0.22%)
         --               (0.31%)
      (0.01)              (0.32%)
         --                0.19%

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      Increase (Decrease) from
                                                                       Investment Operations
                                                               --------------------------------------
                                                   Net Asset      Net
                                                     Value     Investment   Net Realized   Total from
                                       Period      Beginning     Income     & Unrealized   Investment
                                        Ended      of Period     (Loss)     Gain (Loss)    Operations
                                     -----------   ---------   ----------   ------------   ----------
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $13.14       $ 0.21        $(1.64)       $(1.43)
                                     10/31/00        12.85         0.23          0.39          0.62
                                     10/31/99        10.89         0.19          1.89          2.08
                                     10/31/98         9.99         0.15          0.84          0.99
                                     10/31/97(1)     10.00         0.04         (0.05)        (0.01)
 Class B                             10/31/01        13.10         0.15         (1.64)        (1.49)
                                     10/31/00        12.81         0.16          0.39          0.55
                                     10/31/99        10.86         0.12          1.88          2.00
                                     10/31/98         9.96         0.09          0.85          0.94
                                     10/31/97(1)     10.00         0.02         (0.06)        (0.04)
 Class C                             10/31/01        13.10         0.15         (1.64)        (1.49)
                                     10/31/00        12.80         0.16          0.40          0.56
                                     10/31/99        10.87         0.11          1.87          1.98
                                     10/31/98         9.98         0.09          0.84          0.93
                                     10/31/97(1)     10.00         0.02         (0.04)        (0.02)
 Class X                             10/31/01        13.09         0.15         (1.63)        (1.48)
                                     10/31/00        12.80         0.16          0.39          0.55
                                     10/31/99        10.85         0.11          1.89          2.00
                                     10/31/98         9.96         0.09          0.84          0.93
                                     10/31/97(1)     10.00         0.02         (0.06)        (0.04)
ASAF FEDERATED
HIGH YIELD BOND FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $ 8.02       $ 0.75        $(1.06)       $(0.31)
                                     10/31/00         9.13         0.85         (1.11)        (0.26)
                                     10/31/99         9.38         0.80         (0.25)         0.55
                                     10/31/98         9.93         0.74         (0.55)         0.19
                                     10/31/97(1)     10.00         0.05         (0.07)        (0.02)
 Class B                             10/31/01         8.02         0.71         (1.06)        (0.35)
                                     10/31/00         9.13         0.80         (1.11)        (0.31)
                                     10/31/99         9.39         0.75         (0.26)         0.49
                                     10/31/98         9.93         0.69         (0.54)         0.15
                                     10/31/97(1)     10.00         0.04         (0.07)        (0.03)
 Class C                             10/31/01         8.02         0.71         (1.06)        (0.35)
                                     10/31/00         9.13         0.80         (1.11)        (0.31)
                                     10/31/99         9.38         0.75         (0.25)         0.50
                                     10/31/98         9.93         0.69         (0.55)         0.14
                                     10/31/97(1)     10.00         0.03         (0.07)        (0.04)
 Class X                             10/31/01         8.01         0.71         (1.06)        (0.35)
                                     10/31/00         9.13         0.80         (1.12)        (0.32)
                                     10/31/99         9.39         0.75         (0.26)         0.49
                                     10/31/98         9.93         0.69         (0.54)         0.15
                                     10/31/97(1)     10.00         0.04         (0.07)        (0.03)
ASAF ALLIANCE
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                             10/31/01       $15.92       $(0.11)       $(4.91)       $(5.02)
                                     10/31/00        13.64        (0.20)         2.85          2.65
                                     10/31/99        10.44        (0.15)         3.35          3.20
                                     10/31/98(5)     10.00        (0.10)         0.54          0.44
 Class B                             10/31/01        15.74        (0.16)        (4.85)        (5.01)
                                     10/31/00        13.55        (0.28)         2.84          2.56
                                     10/31/99        10.43        (0.21)         3.33          3.12
                                     10/31/98(5)     10.00        (0.14)         0.57          0.43
 Class C                             10/31/01        15.69        (0.16)        (4.83)        (4.99)
                                     10/31/00        13.51        (0.28)         2.83          2.55
                                     10/31/99        10.40        (0.21)         3.32          3.11
                                     10/31/98(5)     10.00        (0.14)         0.54          0.40
 Class X                             10/31/01        15.70        (0.16)        (4.83)        (4.99)
                                     10/31/00        13.51        (0.28)         2.84          2.56
                                     10/31/99        10.41        (0.21)         3.31          3.10
                                     10/31/98(5)     10.00        (0.14)         0.55          0.41


                                              Less Distributions
                                    --------------------------------------

                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF AMERICAN CENTURY
STRATEGIC BALANCED FUND:
-------------------------------
-------------------------------
 Class A                              $(0.17)          $--         $   --
                                       (0.20)          --           (0.13)
                                       (0.12)          --              --
                                       (0.09)          --              --
                                          --           --              --
 Class B                               (0.11)          --              --
                                       (0.13)          --           (0.13)
                                       (0.05)          --              --
                                       (0.04)          --              --
                                          --           --              --
 Class C                               (0.11)          --              --
                                       (0.13)          --           (0.13)
                                       (0.05)          --              --
                                       (0.04)          --              --
                                          --           --              --
 Class X                               (0.11)          --              --
                                       (0.13)          --           (0.13)
                                       (0.05)          --              --
                                       (0.04)          --              --
                                          --           --              --
ASAF FEDERATED
HIGH YIELD BOND FUND:
-------------------------------
-------------------------------
 Class A                              $(0.75)          $--         $   --
                                       (0.85)          --              --
                                       (0.80)          --              --
                                       (0.74)          --              --
                                       (0.05)          --              --
 Class B                               (0.71)          --              --
                                       (0.80)          --              --
                                       (0.75)          --              --
                                       (0.69)          --              --
                                       (0.04)          --              --
 Class C                               (0.71)          --              --
                                       (0.80)          --              --
                                       (0.75)          --              --
                                       (0.69)          --              --
                                       (0.03)          --              --
 Class X                               (0.71)          --              --
                                       (0.80)          --              --
                                       (0.75)          --              --
                                       (0.69)          --              --
                                       (0.04)          --              --
ASAF ALLIANCE
GROWTH FUND:
-------------------------------
-------------------------------
 Class A                              $   --           $--         $(1.43)
                                          --           --           (0.37)
                                          --           --              --
                                          --           --              --
 Class B                                  --           --           (1.43)
                                          --           --           (0.37)
                                          --           --              --
                                          --           --              --
 Class C                                  --           --           (1.43)
                                          --           --           (0.37)
                                          --           --              --
                                          --           --              --
 Class X                                  --           --           (1.43)
                                          --           --           (0.37)
                                          --           --              --
                                          --           --              --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                  Ratios of Expenses
                                        Supplemental Data                      to Average Net Assets(3)
                  Net Asset   -------------------------------------   ------------------------------------------
                    Value                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total          End        Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   of Period   Return(2)    (in 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   ---------   ---------   -------------   ---------   ---------   -------------   --------------
     $(0.17)       $11.54      (10.96%)      $37,523         122%       1.65%         1.65%            1.91%
      (0.33)        13.14        4.87%        38,001         119%       1.64%         1.64%            1.91%
      (0.12)        12.85       19.10%        24,443         104%       1.60%         1.60%            2.15%
      (0.09)        10.89        9.93%         3,359          93%       1.60%         1.60%            4.32%
         --          9.99       (0.10%)          257           2%       1.60%         1.60%           37.87%
      (0.11)        11.50      (11.44%)       86,075         122%       2.15%         2.15%            2.41%
      (0.26)        13.10        4.27%        93,323         119%       2.14%         2.14%            2.42%
      (0.05)        12.81       18.46%        65,933         104%       2.10%         2.10%            2.67%
      (0.04)        10.86        9.45%         8,272          93%       2.10%         2.10%            4.65%
         --          9.96       (0.40%)          381           2%       2.10%         2.10%           29.90%
      (0.11)        11.50      (11.44%)       32,294         122%       2.15%         2.15%            2.41%
      (0.26)        13.10        4.35%        36,859         119%       2.14%         2.14%            2.42%
      (0.05)        12.80       18.26%        20,769         104%       2.10%         2.10%            2.67%
      (0.04)        10.87        9.33%         3,202          93%       2.10%         2.10%            4.77%
         --          9.98       (0.20%)          215           2%       2.10%         2.10%           38.96%
      (0.11)        11.50      (11.38%)       21,106         122%       2.15%         2.15%            2.41%
      (0.26)        13.09        4.27%        23,269         119%       2.14%         2.14%            2.42%
      (0.05)        12.80       18.48%        19,258         104%       2.10%         2.10%            2.67%
      (0.04)        10.85        9.34%         7,164          93%       2.10%         2.10%            4.66%
         --          9.96       (0.40%)          398           2%       2.10%         2.10%           26.66%
     $(0.75)       $ 6.96       (4.10%)      $26,426          31%       1.50%         1.50%            1.82%
      (0.85)         8.02       (3.20%)       16,581          20%       1.50%         1.50%            1.78%
      (0.80)         9.13        5.70%        16,079          18%       1.50%         1.50%            1.81%
      (0.74)         9.38        1.67%         6,979          22%       1.50%         1.50%            2.90%
      (0.05)         9.93       (0.23%)        2,154          11%       1.50%         1.50%           30.49%
      (0.71)         6.96       (4.58%)       80,038          31%       2.00%         2.00%            2.33%
      (0.80)         8.02       (3.68%)       73,413          20%       2.00%         2.00%            2.27%
      (0.75)         9.13        5.05%        68,160          18%       2.00%         2.00%            2.31%
      (0.69)         9.39        1.25%        20,495          22%       2.00%         2.00%            3.32%
      (0.04)         9.93       (0.30%)          920          11%       2.00%         2.00%           30.22%
      (0.71)         6.96       (4.58%)       16,599          31%       2.00%         2.00%            2.33%
      (0.80)         8.02       (3.68%)       12,637          20%       2.00%         2.00%            2.27%
      (0.75)         9.13        5.05%        13,205          18%       2.00%         2.00%            2.32%
      (0.69)         9.38        1.26%         5,732          22%       2.00%         2.00%            3.41%
      (0.03)         9.93       (0.36%)          206          11%       2.00%         2.00%           29.26%
      (0.71)         6.95       (4.59%)       14,777          31%       2.00%         2.00%            2.34%
      (0.80)         8.01       (3.80%)       16,953          20%       2.00%         2.00%            2.28%
      (0.75)         9.13        5.06%        19,893          18%       2.00%         2.00%            2.32%
      (0.69)         9.39        1.26%        12,402          22%       2.00%         2.00%            3.33%
      (0.04)         9.93       (0.25%)          556          11%       2.00%         2.00%           30.95%
     $(1.43)       $ 9.47      (33.79%)      $30,153         103%       1.80%         1.80%            2.06%
      (0.37)        15.92       19.38%        33,339         122%       1.78%         1.85%            1.98%
         --         13.64       30.65%         9,271         320%       1.80%         1.80%            2.41%
         --         10.44        4.40%         2,690         207%       1.80%         1.80%            4.29%
      (1.43)         9.30      (34.02%)       55,216         103%       2.30%         2.30%            2.55%
      (0.37)        15.74       18.84%        82,198         122%       2.28%         2.34%            2.47%
         --         13.55       29.91%        29,219         320%       2.30%         2.30%            2.91%
         --         10.43        4.30%         7,468         207%       2.30%         2.30%            4.77%
      (1.43)         9.27      (34.00%)       21,705         103%       2.30%         2.30%            2.55%
      (0.37)        15.69       18.82%        25,565         122%       2.28%         2.34%            2.47%
         --         13.51       29.90%         7,371         320%       2.30%         2.30%            2.92%
         --         10.40        4.00%         2,634         207%       2.30%         2.30%            4.67%
      (1.43)         9.28      (33.98%)       15,003         103%       2.30%         2.30%            2.54%
      (0.37)        15.70       18.89%        24,186         122%       2.28%         2.34%            2.45%
         --         13.51       29.78%        13,212         320%       2.30%         2.30%            2.93%
         --         10.41        4.10%         6,879         207%       2.30%         2.30%            4.77%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.17)               1.71%
      (0.33)               1.71%
      (0.12)               1.44%
      (0.09)               1.30%
         --                1.56%
      (0.11)               1.22%
      (0.26)               1.21%
      (0.05)               0.94%
      (0.04)               0.80%
         --                0.79%
      (0.11)               1.22%
      (0.26)               1.21%
      (0.05)               0.92%
      (0.04)               0.79%
         --                0.78%
      (0.11)               1.22%
      (0.26)               1.20%
      (0.05)               0.88%
      (0.04)               0.79%
         --                1.07%
     $(0.75)               9.77%
      (0.85)               9.68%
      (0.80)               8.26%
      (0.74)               7.42%
      (0.05)               4.76%
      (0.71)               9.40%
      (0.80)               9.14%
      (0.75)               7.73%
      (0.69)               6.90%
      (0.04)               3.15%
      (0.71)               9.33%
      (0.80)               9.14%
      (0.75)               7.74%
      (0.69)               6.96%
      (0.03)               3.55%
      (0.71)               9.46%
      (0.80)               9.16%
      (0.75)               7.76%
      (0.69)               6.96%
      (0.04)               3.65%
     $(1.43)              (0.93%)
      (0.37)              (1.18%)
         --               (1.15%)
         --               (1.12%)
      (1.43)              (1.43%)
      (0.37)              (1.67%)
         --               (1.66%)
         --               (1.62%)
      (1.43)              (1.43%)
      (0.37)              (1.67%)
         --               (1.68%)
         --               (1.62%)
      (1.43)              (1.43%)
      (0.37)              (1.65%)
         --               (1.68%)
         --               (1.62%)

(1) Commenced operations on July 28, 1997.
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Commenced operations on December 31, 1997.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                       Increase (Decrease) from
                                                                         Investment Operations
                                                   Net Asset   -----------------------------------------
                                                     Value          Net        Net Realized   Total from
                                       Period      Beginning    Investment     & Unrealized   Investment
                                        Ended      of Period   Income (Loss)   Gain (Loss)    Operations
                                     -----------   ---------   -------------   ------------   ----------
ASAF ALLIANCE
GROWTH AND
INCOME FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $13.76        $   --          $(0.94)       $(0.94)
                                     10/31/00        12.33          0.04            1.39          1.43
                                     10/31/99        10.52          0.06            1.80          1.86
                                     10/31/98(5)     10.00          0.05            0.50          0.55
 Class B                             10/31/01        13.69         (0.07)          (0.93)        (1.00)
                                     10/31/00        12.32         (0.02)           1.39          1.37
                                     10/31/99        10.53         (0.01)           1.81          1.80
                                     10/31/98(5)     10.00          0.01            0.52          0.53
 Class C                             10/31/01        13.67         (0.07)          (0.92)        (0.99)
                                     10/31/00        12.31         (0.03)           1.39          1.36
                                     10/31/99        10.51         (0.01)           1.82          1.81
                                     10/31/98(5)     10.00          0.01            0.50          0.51
 Class X                             10/31/01        13.66         (0.06)          (0.93)        (0.99)
                                     10/31/00        12.30         (0.02)           1.38          1.36
                                     10/31/99        10.52         (0.01)           1.80          1.79
                                     10/31/98(5)     10.00          0.01            0.51          0.52
ASAF JANUS
OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $17.27        $(0.13)         $(6.67)       $(6.80)
                                     10/31/00        14.06         (0.08)           3.29          3.21
                                     10/31/99        10.55         (0.09)           3.60          3.51
                                     10/31/98(5)     10.00          0.01            0.54          0.55
 Class B                             10/31/01        17.03         (0.17)          (6.62)        (6.79)
                                     10/31/00        13.94         (0.17)           3.26          3.09
                                     10/31/99        10.51         (0.15)           3.58          3.43
                                     10/31/98(5)     10.00         (0.04)           0.55          0.51
 Class C                             10/31/01        17.06         (0.18)          (6.62)        (6.80)
                                     10/31/00        13.96         (0.17)           3.27          3.10
                                     10/31/99        10.52         (0.15)           3.59          3.44
                                     10/31/98(5)     10.00         (0.04)           0.56          0.52
 Class X                             10/31/01        17.03         (0.15)          (6.64)        (6.79)
                                     10/31/00        13.93         (0.18)           3.28          3.10
                                     10/31/99        10.50         (0.14)           3.57          3.43
                                     10/31/98(5)     10.00         (0.04)           0.54          0.50
ASAF MARSICO
CAPITAL GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $15.96        $(0.10)         $(4.70)       $(4.80)
                                     10/31/00        14.58         (0.10)           1.48          1.38
                                     10/31/99        10.13         (0.09)           4.55          4.46
                                     10/31/98(6)     10.00          0.01            0.12          0.13
 Class B                             10/31/01        15.80         (0.17)          (4.64)        (4.81)
                                     10/31/00        14.51         (0.19)           1.48          1.29
                                     10/31/99        10.12         (0.16)           4.55          4.39
                                     10/31/98(6)     10.00            --            0.12          0.12
 Class C                             10/31/01        15.78         (0.17)          (4.63)        (4.80)
                                     10/31/00        14.49         (0.18)           1.47          1.29
                                     10/31/99        10.11         (0.16)           4.54          4.38
                                     10/31/98(6)     10.00            --            0.11          0.11
 Class X                             10/31/01        15.77         (0.17)          (4.63)        (4.80)
                                     10/31/00        14.48         (0.19)           1.48          1.29
                                     10/31/99        10.11         (0.15)           4.52          4.37
                                     10/31/98(6)     10.00            --            0.11          0.11


                                              Less Distributions
                                    --------------------------------------
                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF ALLIANCE
GROWTH AND
INCOME FUND:
------------------------------
------------------------------
 Class A                              $   --         $   --        $(0.59)
                                          --             --            --
                                       (0.01)         (0.04)           --
                                       (0.03)            --            --
 Class B                                  --             --         (0.59)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
 Class C                                  --             --         (0.59)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
 Class X                                  --             --         (0.59)
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
ASAF JANUS
OVERSEAS
GROWTH FUND:
------------------------------
------------------------------
 Class A                              $(0.57)        $   --        $   --
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class B                               (0.47)            --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class C                               (0.47)            --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class X                               (0.47)            --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --
ASAF MARSICO
CAPITAL GROWTH FUND:
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --            --
                                          --          (0.01)           --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --            --
                                          --             --            --
                                          --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            Supplemental Data             Ratios of Expenses to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net       After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating    Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate       Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ----------   --------------   --------------
     $(0.59)         $12.23         (7.16%)     $ 66,446         128%        1.65%          1.65%             1.94%
         --           13.76         11.60%        49,218         135%        1.62%          1.73%             2.09%
      (0.05)          12.33         17.72%        28,123          47%        1.60%          1.63%             2.21%
      (0.03)          10.52          5.48%         5,572          42%        1.60%          1.60%             3.57%
      (0.59)          12.10         (7.65%)      152,314         128%        2.15%          2.15%             2.44%
         --           13.69         11.12%       110,793         135%        2.12%          2.23%             2.59%
      (0.01)          12.32         17.05%        66,009          47%        2.10%          2.13%             2.71%
         --           10.53          5.32%        10,710          42%        2.10%          2.10%             4.06%
      (0.59)          12.09         (7.59%)       64,103         128%        2.15%          2.15%             2.44%
         --           13.67         11.05%        47,592         135%        2.12%          2.23%             2.59%
      (0.01)          12.31         17.18%        23,210          47%        2.10%          2.13%             2.72%
         --           10.51          5.12%         5,019          42%        2.10%          2.10%             4.01%
      (0.59)          12.08         (7.60%)       36,297         128%        2.15%          2.15%             2.44%
         --           13.66         11.06%        33,141         135%        2.12%          2.23%             2.60%
      (0.01)          12.30         16.97%        24,369          47%        2.10%          2.13%             2.72%
         --           10.52          5.22%        11,350          42%        2.10%          2.10%             3.98%
     $(0.57)         $ 9.90        (40.46%)     $ 57,798          69%        2.06%          2.06%             2.16%
         --           17.27         22.92%       146,865          72%        1.91%          1.93%             2.03%
         --           14.06         33.18%        61,082          71%        2.10%          2.12%             2.47%
         --           10.55          5.50%         8,812         101%        2.10%          2.10%             4.12%
      (0.47)           9.77        (40.78%)      106,979          69%        2.56%          2.56%             2.66%
         --           17.03         22.25%       234,154          72%        2.41%          2.43%             2.53%
         --           13.94         32.54%       105,965          71%        2.60%          2.62%             2.97%
         --           10.51          5.10%        15,339         101%        2.60%          2.60%             4.58%
      (0.47)           9.79        (40.76%)       56,063          69%        2.56%          2.56%             2.66%
         --           17.06         22.29%       132,594          72%        2.41%          2.43%             2.53%
         --           13.96         32.60%        54,101          71%        2.60%          2.62%             2.97%
         --           10.52          5.20%         9,580         101%        2.60%          2.60%             4.58%
      (0.47)           9.77        (40.79%)       27,923          69%        2.56%          2.56%             2.66%
         --           17.03         22.34%        54,487          72%        2.41%          2.42%             2.53%
         --           13.93         32.57%        34,002          71%        2.60%          2.62%             2.98%
         --           10.50          5.00%        11,226         101%        2.60%          2.60%             4.60%
     $   --          $11.16        (30.03%)     $149,093         133%        1.80%          1.80%             1.94%
         --           15.96          9.47%       232,611         108%        1.78%          1.78%             1.87%
      (0.01)          14.58         44.18%       103,196         105%        1.75%          1.76%             2.03%
         --           10.13          1.20%         7,037          67%        1.75%          1.75%             2.84%
         --           10.99        (30.44%)      331,904         133%        2.30%          2.30%             2.44%
         --           15.80          8.89%       534,179         108%        2.27%          2.28%             2.36%
         --           14.51         43.52%       285,342         105%        2.25%          2.26%             2.53%
         --           10.12          1.10%        17,994          67%        2.25%          2.25%             3.29%
         --           10.98        (30.37%)      156,021         133%        2.30%          2.30%             2.44%
         --           15.78          8.90%       249,913         108%        2.26%          2.28%             2.36%
         --           14.49         43.32%       125,796         105%        2.25%          2.26%             2.53%
         --           10.11          1.10%        11,012          67%        2.25%          2.25%             3.44%
         --           10.97        (30.39%)       51,745         133%        2.30%          2.30%             2.44%
         --           15.77          8.83%        79,187         108%        2.27%          2.28%             2.36%
         --           14.48         43.47%        49,980         105%        2.25%          2.26%             2.53%
         --           10.11          1.10%         5,746          67%        2.25%          2.25%             3.22%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.59)              (0.01%)
         --                0.31%
      (0.05)               0.39%
      (0.03)               0.62%
      (0.59)              (0.51%)
         --               (0.19%)
      (0.01)              (0.13%)
         --                0.14%
      (0.59)              (0.51%)
         --               (0.20%)
      (0.01)              (0.12%)
         --                0.15%
      (0.59)              (0.51%)
         --               (0.18%)
      (0.01)              (0.08%)
         --                0.17%
     $(0.57)              (0.64%)
         --               (0.39%)
         --               (0.70%)
         --                0.06%
      (0.47)              (1.13%)
         --               (0.87%)
         --               (1.22%)
         --               (0.44%)
      (0.47)              (1.13%)
         --               (0.86%)
         --               (1.21%)
         --               (0.45%)
      (0.47)              (1.13%)
         --               (0.90%)
         --               (1.19%)
         --               (0.41%)
     $   --               (0.76%)
         --               (0.61%)
      (0.01)              (0.69%)
         --                0.72%
         --               (1.26%)
         --               (1.11%)
         --               (1.20%)
         --                0.25%
         --               (1.26%)
         --               (1.11%)
         --               (1.19%)
         --                0.24%
         --               (1.26%)
         --               (1.11%)
         --               (1.18%)
         --                0.20%

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(5) Commenced operations on December 31, 1997.
(6) Commenced operations on August 19, 1998.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                   Net Asset  -----------------------------------------
                                                     Value         Net        Net Realized   Total from
                                       Period      Beginning   Investment     & Unrealized   Investment
                                        Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 24.04      $(0.23)        $(10.29)      $(10.52)
                                     10/31/00         16.22       (0.28)           8.10          7.82
                                     10/31/99         11.81       (0.17)           4.73          4.56
                                     10/31/98(6)      10.00       (0.01)           1.82          1.81
 Class B                             10/31/01         23.78       (0.31)         (10.17)       (10.48)
                                     10/31/00         16.12       (0.40)           8.06          7.66
                                     10/31/99         11.79       (0.25)           4.73          4.48
                                     10/31/98(6)      10.00       (0.01)           1.80          1.79
 Class C                             10/31/01         23.79       (0.31)         (10.18)       (10.49)
                                     10/31/00         16.12       (0.40)           8.07          7.67
                                     10/31/99         11.79       (0.24)           4.72          4.48
                                     10/31/98(6)      10.00       (0.01)           1.80          1.79
 Class X                             10/31/01         23.77       (0.31)         (10.17)       (10.48)
                                     10/31/00         16.12       (0.40)           8.05          7.65
                                     10/31/99         11.79       (0.25)           4.73          4.48
                                     10/31/98(6)      10.00       (0.01)           1.80          1.79
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 14.65      $(0.03)        $ (1.19)      $ (1.22)
                                     10/31/00         11.42       (0.05)           3.50          3.45
                                     10/31/99         10.23        0.03            1.19          1.22
                                     10/31/98(6)      10.00        0.02            0.21          0.23
 Class B                             10/31/01         14.53       (0.11)          (1.17)        (1.28)
                                     10/31/00         11.38       (0.11)           3.48          3.37
                                     10/31/99         10.22       (0.05)           1.22          1.17
                                     10/31/98(6)      10.00        0.01            0.21          0.22
 Class C                             10/31/01         14.53       (0.11)          (1.17)        (1.28)
                                     10/31/00         11.38       (0.11)           3.48          3.37
                                     10/31/99         10.22       (0.05)           1.22          1.17
                                     10/31/98(6)      10.00          --            0.22          0.22
 Class X                             10/31/01         14.50       (0.11)          (1.17)        (1.28)
                                     10/31/00         11.36       (0.11)           3.47          3.36
                                     10/31/99         10.22       (0.05)           1.20          1.15
                                     10/31/98(6)      10.00        0.01            0.21          0.22
ASAF AIM INTERNATIONAL
EQUITY FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  8.81      $(0.02)        $ (2.69)      $ (2.71)
                                     10/31/00(7)      10.00        0.03           (1.22)        (1.19)
 Class B                             10/31/01          8.78       (0.07)          (2.67)        (2.74)
                                     10/31/00(7)      10.00       (0.02)          (1.20)        (1.22)
 Class C                             10/31/01          8.77       (0.06)          (2.69)        (2.75)
                                     10/31/00(7)      10.00       (0.01)          (1.22)        (1.23)
 Class X                             10/31/01          8.79       (0.07)          (2.68)        (2.75)
                                     10/31/00(7)      10.00       (0.02)          (1.19)        (1.21)
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 10.24      $ 0.02         $ (2.10)      $ (2.08)
                                     10/31/00(7)      10.00        0.03            0.21          0.24
 Class B                             10/31/01         10.20       (0.02)          (2.09)        (2.11)
                                     10/31/00(7)      10.00       (0.03)           0.23          0.20
 Class C                             10/31/01         10.20       (0.02)          (2.09)        (2.11)
                                     10/31/00(7)      10.00       (0.03)           0.23          0.20
 Class X                             10/31/01         10.20       (0.02)          (2.11)        (2.13)
                                     10/31/00(7)      10.00       (0.03)           0.23          0.20


                                              Less Distributions
                                    --------------------------------------
                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF NEUBERGER BERMAN
MID-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                                $--          $   --        $   --
                                        --               --            --
                                        --               --         (0.15)
                                        --               --            --
 Class B                                --               --            --
                                        --               --            --
                                        --               --         (0.15)
                                        --               --            --
 Class C                                --               --            --
                                        --               --            --
                                        --               --         (0.15)
                                        --               --            --
 Class X                                --               --            --
                                        --               --            --
                                        --               --         (0.15)
                                        --               --            --
ASAF NEUBERGER BERMAN
MID-CAP VALUE FUND:
------------------------------
------------------------------
 Class A                                $--          $   --        $(0.08)
                                        --               --         (0.22)
                                        --            (0.03)           --
                                        --               --            --
 Class B                                --               --         (0.08)
                                        --               --         (0.22)
                                        --            (0.01)           --
                                        --               --            --
 Class C                                --               --         (0.08)
                                        --               --         (0.22)
                                        --            (0.01)           --
                                        --               --            --
 Class X                                --               --         (0.08)
                                        --               --         (0.22)
                                        --            (0.01)           --
                                        --               --            --
ASAF AIM INTERNATIONAL
EQUITY FUND:
------------------------------
------------------------------
 Class A                                $--          $   --        $   --
                                        --               --            --
 Class B                                --               --            --
                                        --               --            --
 Class C                                --               --            --
                                        --               --            --
 Class X                                --               --            --
                                        --               --            --
ASAF SANFORD BERNSTEIN
MANAGED INDEX 500 FUND:
------------------------------
------------------------------
 Class A                                $--+         $   --        $(0.01)
                                        --               --            --
 Class B                                --               --         (0.01)
                                        --               --            --
 Class C                                --               --         (0.01)
                                        --               --            --
 Class X                                --               --         (0.01)
                                        --               --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                            Supplemental Data             Ratios of Expenses to Average Net Assets(3)
                                  -------------------------------------   --------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net       After Expense    Before Expense
      Total           Value         Total     End of Period   Turnover    Operating    Reimbursement    Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate       Expenses    and Waiver(4)    and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ----------   --------------   --------------
     $   --          $13.52        (43.76%)     $ 55,743         122%        1.85%          1.85%            2.00%
         --           24.04         48.21%       105,924         109%        1.80%          1.82%            1.91%
      (0.15)          16.22         38.83%        10,908         106%        1.75%          1.77%            2.65%
         --           11.81         18.00%           587         122%        1.75%          1.75%            5.66%
         --           13.30        (44.07%)      111,598         122%        2.35%          2.35%            2.51%
         --           23.78         47.52%       195,520         109%        2.30%          2.31%            2.40%
      (0.15)          16.12         38.21%        22,399         106%        2.25%          2.27%            3.14%
         --           11.79         17.80%           991         122%        2.25%          2.25%           15.98%
         --           13.30        (44.09%)       44,495         122%        2.35%          2.35%            2.51%
         --           23.79         47.58%        75,916         109%        2.30%          2.31%            2.40%
      (0.15)          16.12         38.09%         9,674         106%        2.25%          2.27%            3.17%
         --           11.79         17.90%           903         122%        2.25%          2.25%           20.25%
         --           13.29        (44.09%)       18,955         122%        2.35%          2.35%            2.51%
         --           23.77         47.46%        32,363         109%        2.30%          2.31%            2.40%
      (0.15)          16.12         38.09%         6,428         106%        2.25%          2.27%            3.19%
         --           11.79         17.90%           509         122%        2.25%          2.25%           10.43%
     $(0.08)         $13.35         (8.39%)     $ 43,595         219%        1.85%          1.85%            1.91%
      (0.22)          14.65         30.46%        27,571         196%        1.79%          1.87%            2.11%
      (0.03)          11.42         12.06%         8,561         126%        1.75%          1.85%            2.76%
         --           10.23          2.30%           717           3%        1.75%          1.75%            9.44%
      (0.08)          13.17         (8.87%)       96,608         219%        2.35%          2.35%            2.41%
      (0.22)          14.53         29.86%        57,561         196%        2.29%          2.37%            2.62%
      (0.01)          11.38         11.57%        21,560         126%        2.25%          2.35%            3.29%
         --           10.22          2.20%         1,886           3%        2.25%          2.25%            9.10%
      (0.08)          13.17         (8.87%)       34,719         219%        2.35%          2.35%            2.41%
      (0.22)          14.53         29.86%        22,114         196%        2.29%          2.36%            2.62%
      (0.01)          11.38         11.57%         7,731         126%        2.25%          2.35%            3.32%
         --           10.22          2.20%           997           3%        2.25%          2.25%           13.91%
      (0.08)          13.14         (8.89%)       15,781         219%        2.35%          2.35%            2.41%
      (0.22)          14.50         29.83%        10,565         196%        2.29%          2.36%            2.62%
      (0.01)          11.36         11.38%         4,608         126%        2.25%          2.35%            3.35%
         --           10.22          2.20%           295           3%        2.25%          2.25%           12.90%
     $   --          $ 6.10        (30.76%)     $ 13,896          97%        2.10%          2.10%            2.63%
         --            8.81        (11.90%)       12,696          74%        2.10%          2.20%            3.01%
         --            6.04        (31.29%)       18,565          97%        2.60%          2.60%            3.14%
         --            8.78        (12.20%)       17,900          74%        2.60%          2.70%            3.55%
         --            6.02        (31.36%)       11,399          97%        2.60%          2.60%            3.12%
         --            8.77        (12.30%)       12,120          74%        2.60%          2.70%            3.53%
         --            6.04        (31.29%)        4,462          97%        2.60%          2.60%            3.15%
         --            8.79        (12.10%)        3,866          74%        2.60%          2.70%            3.75%
     $(0.01)         $ 8.15        (20.36%)     $ 24,163          30%        1.50%          1.50%            1.86%
         --           10.24          2.40%        19,437         107%        1.50%          1.54%            2.00%
      (0.01)           8.08        (20.74%)       53,206          30%        2.00%          2.00%            2.36%
         --           10.20          2.00%        34,025         107%        2.00%          2.04%            2.53%
      (0.01)           8.08        (20.74%)       30,585          30%        2.00%          2.00%            2.35%
         --           10.20          2.00%        25,239         107%        2.00%          2.04%            2.56%
      (0.01)           8.06        (20.94%)        5,918          30%        2.00%          2.00%            2.36%
         --           10.20          2.00%         4,959         107%        2.00%          2.04%            2.50%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (1.33%)
         --               (1.18%)
      (0.15)              (1.17%)
         --               (0.52%)
         --               (1.83%)
         --               (1.67%)
      (0.15)              (1.68%)
         --               (0.78%)
         --               (1.83%)
         --               (1.67%)
      (0.15)              (1.68%)
         --               (0.72%)
         --               (1.83%)
         --               (1.67%)
      (0.15)              (1.69%)
         --               (0.67%)
     $(0.08)              (0.24%)
      (0.22)              (0.37%)
      (0.03)               0.06%
         --                0.87%
      (0.08)              (0.73%)
      (0.22)              (0.85%)
      (0.01)              (0.44%)
         --                0.47%
      (0.08)              (0.73%)
      (0.22)              (0.85%)
      (0.01)              (0.45%)
         --                0.26%
      (0.08)              (0.73%)
      (0.22)              (0.84%)
      (0.01)              (0.46%)
         --                0.34%
     $   --               (0.25%)
         --                0.32%
         --               (0.97%)
         --               (0.22%)
         --               (0.89%)
         --               (0.13%)
         --               (0.97%)
         --               (0.23%)
     $(0.01)               0.24%
         --                0.30%
      (0.01)              (0.27%)
         --               (0.25%)
      (0.01)              (0.26%)
         --               (0.25%)
      (0.01)              (0.26%)
         --               (0.25%)

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(6) Commenced operations on August 19, 1998.
(7) Commenced operations on November 1, 1999.
 +  Amount represents less than a penny per share.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                   Net Asset  -----------------------------------------
                                                     Value         Net        Net Realized   Total from
                                       Period      Beginning   Investment     & Unrealized   Investment
                                        Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF MFS
GROWTH WITH INCOME FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 10.73      $(0.03)         $(2.51)       $(2.54)
                                     10/31/00(7)      10.00       (0.03)           0.76          0.73
 Class B                             10/31/01         10.68       (0.07)          (2.49)        (2.56)
                                     10/31/00(7)      10.00       (0.07)           0.75          0.68
 Class C                             10/31/01         10.67       (0.07)          (2.49)        (2.56)
                                     10/31/00(7)      10.00       (0.08)           0.75          0.67
 Class X                             10/31/01         10.69       (0.07)          (2.50)        (2.57)
                                     10/31/00(7)      10.00       (0.08)           0.77          0.69
ASAF SCUDDER
SMALL-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  8.08      $(0.07)         $(3.42)       $(3.49)
                                     10/31/00(8)      10.00       (0.06)          (1.86)        (1.92)
 Class B                             10/31/01          8.04       (0.10)          (3.40)        (3.50)
                                     10/31/00(8)      10.00       (0.10)          (1.86)        (1.96)
 Class C                             10/31/01          8.04       (0.10)          (3.39)        (3.49)
                                     10/31/00(8)      10.00       (0.10)          (1.86)        (1.96)
 Class X                             10/31/01          8.05       (0.10)          (3.40)        (3.50)
                                     10/31/00(8)      10.00       (0.10)          (1.85)        (1.95)
ASAF ALGER
ALL-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  9.45      $(0.03)         $(2.94)       $(2.97)
                                     10/31/00(9)      10.00          --           (0.55)        (0.55)
 Class B                             10/31/01          9.44       (0.06)          (2.94)        (3.00)
                                     10/31/00(9)      10.00       (0.01)          (0.55)        (0.56)
 Class C                             10/31/01          9.45       (0.08)          (2.92)        (3.00)
                                     10/31/00(9)      10.00       (0.01)          (0.54)        (0.55)
 Class X                             10/31/01          9.44       (0.06)          (2.94)        (3.00)
                                     10/31/00(9)      10.00       (0.01)          (0.55)        (0.56)
ASAF GABELLI
ALL-CAP VALUE FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 10.26      $ 0.03          $(1.08)       $(1.05)
                                     10/31/00(9)      10.00        0.01            0.25          0.26
 Class B                             10/31/01         10.26       (0.04)          (1.07)        (1.11)
                                     10/31/00(9)      10.00        0.01            0.25          0.26
 Class C                             10/31/01         10.25       (0.03)          (1.07)        (1.10)
                                     10/31/00(9)      10.00        0.01            0.24          0.25
 Class X                             10/31/01         10.25       (0.03)          (1.08)        (1.11)
                                     10/31/00(9)      10.00        0.01            0.24          0.25
ASAF INVESCO
TECHNOLOGY FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  9.27      $(0.05)         $(6.03)       $(6.08)
                                     10/31/00(9)      10.00          --           (0.73)        (0.73)
 Class B                             10/31/01          9.25       (0.08)          (6.04)        (6.12)
                                     10/31/00(9)      10.00          --           (0.75)        (0.75)
 Class C                             10/31/01          9.26       (0.08)          (6.04)        (6.12)
                                     10/31/00(9)      10.00          --           (0.74)        (0.74)
 Class X                             10/31/01          9.25       (0.08)          (6.03)        (6.11)
                                     10/31/00(9)      10.00          --           (0.75)        (0.75)


                                              Less Distributions
                                    --------------------------------------
                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF MFS
GROWTH WITH INCOME FUND:
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --            --
ASAF SCUDDER
SMALL-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --            --
ASAF ALGER
ALL-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                              $(0.02)        $   --        $   --
                                          --             --            --
 Class B                                  --+            --            --
                                          --             --            --
 Class C                                  --+            --            --
                                          --             --            --
 Class X                                  --+            --            --
                                          --             --            --
ASAF GABELLI
ALL-CAP VALUE FUND:
------------------------------
------------------------------
 Class A                              $(0.03)        $   --        $   --
                                          --             --            --
 Class B                               (0.01)            --            --
                                          --             --            --
 Class C                               (0.01)            --            --
                                          --             --            --
 Class X                               (0.01)            --            --
                                          --             --            --
ASAF INVESCO
TECHNOLOGY FUND:
------------------------------
------------------------------
 Class A                              $(0.01)        $   --        $   --+
                                          --             --            --
 Class B                                  --             --            --+
                                          --             --            --
 Class C                                  --             --            --+
                                          --             --            --
 Class X                                  --             --            --+
                                          --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------
     $   --          $ 8.19         (23.67%)   $   11,312         64%        1.80%        1.80%             2.43%
         --           10.73           7.30%         7,301         65%        1.80%        1.80%             2.54%
         --            8.12         (23.97%)       20,584         64%        2.30%        2.30%             2.91%
         --           10.68           6.80%        16,156         65%        2.30%        2.30%             3.17%
         --            8.11         (23.99%)        9,084         64%        2.30%        2.30%             2.93%
         --           10.67           6.70%         6,681         65%        2.30%        2.30%             3.06%
         --            8.12         (24.04%)        4,153         64%        2.30%        2.30%             2.91%
         --           10.69           6.90%         3,487         65%        2.30%        2.30%             3.06%
     $   --          $ 4.59         (43.19%)   $   17,736        110%        1.80%        1.80%             2.65%
         --            8.08         (19.20%)       17,172         61%        1.80%        1.80%             2.43%
         --            4.54         (43.53%)       22,969        110%        2.30%        2.30%             3.13%
         --            8.04         (19.60%)       27,872         61%        2.30%        2.30%             2.94%
         --            4.55         (43.41%)       10,968        110%        2.30%        2.30%             3.13%
         --            8.04         (19.60%)       14,676         61%        2.30%        2.30%             2.94%
         --            4.55         (43.48%)        3,875        110%        2.30%        2.30%             3.13%
         --            8.05         (19.50%)        4,499         61%        2.30%        2.30%             2.93%
     $(0.02)         $ 6.46         (31.22%)   $    7,783         70%        1.85%        1.85%             2.57%
         --            9.45          (5.50%)        3,790         15%        1.85%        1.85%             3.08%
         --            6.44         (31.47%)       11,995         70%        2.35%        2.35%             3.10%
         --            9.44          (5.60%)        4,232         15%        2.35%        2.35%             3.49%
         --            6.45         (31.44%)        1,148         70%        2.35%        2.35%             3.10%
         --            9.45          (5.50%)        4,734         15%        2.35%        2.35%             3.49%
         --            6.44         (31.47%)        1,614         70%        2.35%        2.35%             3.13%
         --            9.44          (5.60%)          389         15%        2.35%        2.35%             3.42%
     $(0.03)         $ 9.18         (10.25%)   $   16,579         84%        1.85%        1.85%             2.32%
         --           10.26           2.60%         1,522          7%        1.85%        1.85%             4.99%
      (0.01)           9.14         (10.78%)       29,676         84%        2.35%        2.35%             2.81%
         --           10.26           2.60%         2,893          7%        2.35%        2.35%             4.98%
      (0.01)           9.14         (10.69%)       19,876         84%        2.35%        2.35%             2.81%
         --           10.25           2.50%         3,127          7%        2.35%        2.35%             5.21%
      (0.01)           9.13         (10.79%)        4,498         84%        2.35%        2.35%             2.81%
         --           10.25           2.50%           217          7%        2.35%        2.35%             4.80%
     $(0.01)         $ 3.18         (65.64%)   $    7,989         74%        1.90%        1.90%             2.90%
         --            9.27          (7.30%)        4,910          4%        1.90%        1.90%             2.65%
         --            3.13         (66.16%)       10,259         74%        2.40%        2.40%             3.30%
         --            9.25          (7.50%)       11,811          4%        2.40%        2.40%             3.02%
         --            3.14         (66.09%)        6,939         74%        2.40%        2.40%             3.31%
         --            9.26          (7.40%)        7,384          4%        2.40%        2.40%             3.05%
         --            3.14         (66.05%)        1,830         74%        2.40%        2.40%             3.44%
         --            9.25          (7.50%)        1,003          4%        2.40%        2.40%             3.16%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $   --               (0.27%)
         --               (0.29%)
         --               (0.77%)
         --               (0.72%)
         --               (0.77%)
         --               (0.76%)
         --               (0.77%)
         --               (0.76%)
     $   --               (1.24%)
         --               (0.72%)
         --               (1.75%)
         --               (1.25%)
         --               (1.76%)
         --               (1.24%)
         --               (1.76%)
         --               (1.23%)
     $(0.02)              (0.59%)
         --               (0.09%)
         --               (1.13%)
         --               (0.52%)
         --               (1.13%)
         --               (0.50%)
         --               (1.16%)
         --               (0.50%)
     $(0.03)               0.08%
         --                1.05%
      (0.01)              (0.43%)
         --                0.57%
      (0.01)              (0.43%)
         --                0.58%
      (0.01)              (0.43%)
         --                0.46%
     $(0.01)              (1.21%)
         --                0.19%
         --               (1.67%)
         --               (0.36%)
         --               (1.68%)
         --               (0.30%)
         --               (1.71%)
         --               (0.33%)

(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Annualized for periods less than one year.
(4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
(7) Commenced operations on November 1, 1999.
(8) Commenced operations on March 1, 2000.
(9) Commenced operations on September 11, 2000.
 +  Amount represents less than a penny per share.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                   Net Asset  -----------------------------------------
                                                     Value         Net        Net Realized   Total from
                                       Period      Beginning   Investment     & Unrealized   Investment
                                        Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF JANUS
MID-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 10.01      $(0.06)         $(5.90)       $(5.96)
                                     10/31/00(9)      10.00        0.02           (0.01)         0.01
 Class B                             10/31/01         10.00       (0.09)          (5.88)        (5.97)
                                     10/31/00(9)      10.00        0.01           (0.01)           --
 Class C                             10/31/01         10.01       (0.09)          (5.89)        (5.98)
                                     10/31/00(9)      10.00        0.01              --          0.01
 Class X                             10/31/01         10.00       (0.09)          (5.89)        (5.98)
                                     10/31/00(9)      10.00        0.01           (0.01)           --
ASAF PROFUND
MANAGED OTC FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  8.22      $(0.05)         $(5.64)       $(5.69)
                                     10/31/00(9)      10.00       (0.01)          (1.77)        (1.78)
 Class B                             10/31/01          8.22       (0.07)          (5.63)        (5.70)
                                     10/31/00(9)      10.00       (0.02)          (1.76)        (1.78)
 Class C                             10/31/01          8.21       (0.07)          (5.63)        (5.70)
                                     10/31/00(9)      10.00       (0.02)          (1.77)        (1.79)
 Class X                             10/31/01          8.21       (0.07)          (5.62)        (5.69)
                                     10/31/00(9)      10.00       (0.02)          (1.77)        (1.79)
ASAF ALLIANCE/BERNSTEIN
GROWTH + VALUE FUND
------------------------------
------------------------------
 Class A                             10/31/01(10)   $ 10.00      $(0.01)         $(0.40)       $(0.41)
 Class B                             10/31/01(10)     10.00       (0.04)          (0.41)        (0.45)
 Class C                             10/31/01(10)     10.00       (0.04)          (0.40)        (0.44)
 Class X                             10/31/01(10)     10.00       (0.04)          (0.40)        (0.44)
ASAF INVESCO
HEALTH SCIENCES FUND
------------------------------
------------------------------
 Class A                             10/31/01(10)   $ 10.00      $(0.08)         $ 1.43        $ 1.35
 Class B                             10/31/01(10)     10.00       (0.11)           1.42          1.31
 Class C                             10/31/01(10)     10.00       (0.12)           1.45          1.33
 Class X                             10/31/01(10)     10.00       (0.11)           1.44          1.33
ASAF SANFORD BERNSTEIN
CORE VALUE FUND
------------------------------
------------------------------
 Class A                             10/31/01(10)   $ 10.00      $ 0.05          $(0.28)       $(0.23)
 Class B                             10/31/01(10)     10.00        0.01           (0.27)        (0.26)
 Class C                             10/31/01(10)     10.00        0.01           (0.28)        (0.27)
 Class X                             10/31/01(10)     10.00        0.02           (0.29)        (0.27)
ASAF T. ROWE PRICE
TAX MANAGED FUND
------------------------------
------------------------------
 Class A                             10/31/01(10)   $ 10.00      $(0.05)         $(0.95)       $(1.00)
 Class B                             10/31/01(10)     10.00       (0.08)          (0.94)        (1.02)
 Class C                             10/31/01(10)     10.00       (0.08)          (0.94)        (1.02)
 Class X                             10/31/01(10)     10.00       (0.08)          (0.95)        (1.03)


                                              Less Distributions
                                    --------------------------------------
                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF JANUS
MID-CAP GROWTH FUND:
------------------------------
------------------------------
 Class A                              $(0.01)        $   --        $   --
                                          --             --            --
 Class B                                  --+            --            --
                                          --             --            --
 Class C                                  --+            --            --
                                          --             --            --
 Class X                                  --+            --            --
                                          --             --            --
ASAF PROFUND
MANAGED OTC FUND:
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
                                          --             --            --
 Class B                                  --             --            --
                                          --             --            --
 Class C                                  --             --            --
                                          --             --            --
 Class X                                  --             --            --
                                          --             --            --
ASAF ALLIANCE/BERNSTEIN
GROWTH + VALUE FUND
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
 Class B                                  --             --            --
 Class C                                  --             --            --
 Class X                                  --             --            --
ASAF INVESCO
HEALTH SCIENCES FUND
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
 Class B                                  --             --            --
 Class C                                  --             --            --
 Class X                                  --             --            --
ASAF SANFORD BERNSTEIN
CORE VALUE FUND
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
 Class B                                  --             --            --
 Class C                                  --             --            --
 Class X                                  --             --            --
ASAF T. ROWE PRICE
TAX MANAGED FUND
------------------------------
------------------------------
 Class A                              $   --         $   --        $   --
 Class B                                  --             --            --
 Class C                                  --             --            --
 Class X                                  --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                      to Average Net Assets(3)
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)       Rate      Expenses    and Waiver(4)   and Waiver(4)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------

     $(0.01)         $ 4.04        (59.56%)    $    6,012        188%        1.90%        1.90%             2.95%
         --           10.01          0.10%          3,069          3%        1.90%        1.90%             2.96%
         --            4.03        (59.68%)         9,098        188%        2.40%        2.40%             3.37%
         --           10.00          0.00%          8,853          3%        2.40%        2.40%             3.32%
         --            4.03        (59.72%)         4,687        188%        2.40%        2.40%             3.40%
         --           10.01          0.10%          4,495          3%        2.40%        2.40%             3.49%
         --            4.02        (59.78%)         1,174        188%        2.40%        2.40%             3.47%
         --           10.00          0.00%            676          3%        2.40%        2.40%             3.39%
     $   --          $ 2.53        (69.22%)    $    6,805         54%        1.75%        1.75%             2.59%
         --            8.22        (17.80%)         7,052          1%        1.75%        1.75%             2.40%
         --            2.52        (69.34%)        13,664         54%        2.25%        2.25%             3.13%
         --            8.22        (17.80%)        12,048          1%        2.25%        2.25%             2.73%
         --            2.51        (69.43%)         7,760         54%        2.25%        2.25%             3.14%
         --            8.21        (17.90%)         6,927          1%        2.25%        2.25%             2.82%
         --            2.52        (69.31%)         1,106         54%        2.25%        2.25%             3.23%
         --            8.21        (17.90%)           835          1%        2.25%        2.25%             2.81%
     $   --          $ 9.59         (4.10%)    $    2,273         13%        1.85%        1.85%             4.12%
         --            9.55         (4.50%)         4,139         13%        2.35%        2.35%             5.24%
         --            9.56         (4.40%)         1,698         13%        2.35%        2.35%             5.43%
         --            9.56         (4.40%)           903         13%        2.35%        2.35%             4.80%
     $   --          $11.35         13.60%     $    3,971         35%        1.90%        1.90%             3.96%
         --           11.31         13.10%          6,427         35%        2.40%        2.40%             4.75%
         --           11.33         13.40%          2,659         35%        2.40%        2.40%             4.70%
         --           11.33         13.40%          1,702         35%        2.40%        2.40%             5.49%
     $   --          $ 9.77         (2.20%)    $    1,677          9%        1.70%        1.70%             3.95%
         --            9.74         (2.60%)         3,867          9%        2.20%        2.20%             5.57%
         --            9.73         (2.70%)         3,040          9%        2.20%        2.20%             4.73%
         --            9.73         (2.70%)           514          9%        2.20%        2.20%             4.75%
     $   --          $ 9.00        (10.00%)    $      746         12%        1.80%        1.80%             8.94%
         --            8.98        (10.20%)         1,237         12%        2.30%        2.30%             9.51%
         --            8.98        (10.20%)           867         12%        2.30%        2.30%            11.19%
         --            8.97        (10.30%)            33         12%        2.30%        2.30%            15.47%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions   Average Net Assets(3)
  -------------  -----------------------
     $(0.01)              (1.13%)
         --                1.19%
         --               (1.60%)
         --                0.45%
         --               (1.61%)
         --                0.71%
         --               (1.65%)
         --                0.72%
     $   --               (1.42%)
         --               (1.11%)
         --               (1.92%)
         --               (1.57%)
         --               (1.93%)
         --               (1.58%)
         --               (1.94%)
         --               (1.55%)
     $   --               (0.17%)
         --               (0.66%)
         --               (0.66%)
         --               (0.66%)
     $   --               (1.10%)
         --               (1.54%)
         --               (1.56%)
         --               (1.48%)
     $   --                0.70%
         --                0.22%
         --                0.22%
         --                0.23%
     $   --               (0.75%)
         --               (1.26%)
         --               (1.24%)
         --               (1.25%)

 (2) Total return for Class X shares does not reflect the payment of bonus shares.
 (3) Annualized for periods less than one year.
 (4) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 (9) Commenced operations on September 11, 2000.
(10) Commenced operations on March 1, 2001.
  +  Amount represents less than a penny per share.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                          Increase (Decrease) from
                                                                            Investment Operations
                                                       Net Asset  -----------------------------------------
                                                         Value         Net        Net Realized   Total from
                                           Period      Beginning   Investment     & Unrealized   Investment
                                            Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                         -----------   ---------  -------------   ------------   ----------
ASAF AMERICAN CENTURY
INTERNATIONAL GROWTH FUND:
------------------------------
------------------------------
 Class A                                 10/31/01       $ 10.98      $(0.04)        $ (3.68)      $ (3.72)
                                         10/31/00         10.99       (0.15)           0.14         (0.01)
                                         10/31/99          9.39       (0.01)           1.68          1.67
                                         10/31/98          8.93       (0.02)           0.48          0.46
                                         10/31/97(1)       9.74        0.01           (0.82)        (0.81)
 Class B                                 10/31/01         11.15       (0.10)          (3.72)        (3.82)
                                         10/31/00         11.22       (0.21)           0.14         (0.07)
                                         10/31/99          9.59       (0.08)           1.73          1.65
                                         10/31/98          9.16       (0.07)           0.50          0.43
                                         10/31/97(1)      10.00       (0.01)          (0.83)        (0.84)
 Class C                                 10/31/01         11.13       (0.09)          (3.73)        (3.82)
                                         10/31/00         11.21       (0.21)           0.13         (0.08)
                                         10/31/99          9.57       (0.08)           1.74          1.66
                                         10/31/98          9.16       (0.06)           0.47          0.41
                                         10/31/97(1)      10.00       (0.01)          (0.83)        (0.84)
 Class X                                 10/31/01         11.17       (0.10)          (3.73)        (3.83)
                                         10/31/00         11.25       (0.20)           0.12         (0.08)
                                         10/31/99          9.61       (0.09)           1.75          1.66
                                         10/31/98          9.18       (0.07)           0.50          0.43
                                         10/31/97(1)      10.00       (0.01)          (0.81)        (0.82)
ASAF JANUS
CAPITAL GROWTH FUND:
------------------------------
------------------------------
 Class A                                 10/31/01       $ 22.80      $ 0.01         $(10.37)      $(10.36)
                                         10/31/00         21.97       (0.11)           0.94          0.83
                                         10/31/99         14.41       (0.10)           7.66          7.56
                                         10/31/98         11.40       (0.01)           3.05          3.04
                                         10/31/97(1)      11.18        0.09            0.13          0.22
 Class B                                 10/31/01         20.14       (0.07)          (9.13)        (9.20)
                                         10/31/00         19.50       (0.21)           0.85          0.64
                                         10/31/99         12.87       (0.17)           6.80          6.63
                                         10/31/98         10.19       (0.08)           2.77          2.69
                                         10/31/97(1)      10.00        0.06            0.13          0.19
 Class C                                 10/31/01         20.10       (0.07)          (9.12)        (9.19)
                                         10/31/00         19.47       (0.21)           0.84          0.63
                                         10/31/99         12.85       (0.18)           6.80          6.62
                                         10/31/98         10.19       (0.08)           2.75          2.67
                                         10/31/97(1)      10.00        0.05            0.14          0.19
 Class X                                 10/31/01         20.17       (0.07)          (9.15)        (9.22)
                                         10/31/00         19.52       (0.22)           0.87          0.65
                                         10/31/99         12.88       (0.18)           6.82          6.64
                                         10/31/98         10.20       (0.09)           2.78          2.69
                                         10/31/97(1)      10.00        0.05            0.15          0.20
ASAF INVESCO
EQUITY INCOME FUND:
------------------------------
------------------------------
 Class A                                 10/31/01       $ 14.51      $ 0.20         $ (2.41)      $ (2.21)
                                         10/31/00         13.66        0.22            1.03          1.25
                                         10/31/99         11.75        0.22            1.84          2.06
                                         10/31/98         10.45        0.22            1.20          1.42
                                         10/31/97(1)       9.98        0.14            0.33          0.47
 Class B                                 10/31/01         14.55        0.13           (2.42)        (2.29)
                                         10/31/00         13.69        0.15            1.04          1.19
                                         10/31/99         11.77        0.14            1.87          2.01
                                         10/31/98         10.45        0.15            1.24          1.39
                                         10/31/97(1)      10.00        0.10            0.35          0.45
 Class C                                 10/31/01         14.54        0.13           (2.42)        (2.29)
                                         10/31/00         13.68        0.15            1.04          1.19
                                         10/31/99         11.77        0.14            1.86          2.00
                                         10/31/98         10.46        0.15            1.23          1.38
                                         10/31/97(1)      10.00        0.10            0.36          0.46
 Class X                                 10/31/01         14.53        0.14           (2.42)        (2.28)
                                         10/31/00         13.68        0.14            1.04          1.18
                                         10/31/99         11.76        0.13            1.88          2.01
                                         10/31/98         10.45        0.15            1.23          1.38
                                         10/31/97(1)      10.00        0.11            0.34          0.45


                                                  Less Distributions
                                        --------------------------------------
                                         From Net     In Excess of    From Net
                                        Investment   Net Investment   Realized
                                          Income         Income        Gains
                                        ----------   --------------   --------
ASAF AMERICAN CENTURY
INTERNATIONAL GROWTH FUND:
------------------------------
------------------------------
 Class A                                  $   --         $   --        $   --
                                              --             --            --
                                              --          (0.07)           --
                                              --             --            --
                                              --             --            --
 Class B                                      --             --            --
                                              --             --            --
                                              --          (0.02)           --
                                              --             --            --
                                              --             --            --
 Class C                                      --             --            --
                                              --             --            --
                                              --          (0.02)           --
                                              --             --            --
                                              --             --            --
 Class X                                      --             --            --
                                              --             --            --
                                              --          (0.02)           --
                                              --             --            --
                                              --             --            --
ASAF JANUS
CAPITAL GROWTH FUND:
------------------------------
------------------------------
 Class A                                  $   --         $   --        $   --
                                              --             --            --
                                              --             --            --
                                           (0.02)         (0.01)           --
                                              --             --            --
 Class B                                      --             --            --
                                              --             --            --
                                              --             --            --
                                           (0.01)            --            --
                                              --             --            --
 Class C                                      --             --            --
                                              --             --            --
                                              --             --            --
                                           (0.01)            --            --
                                              --             --            --
 Class X                                      --             --            --
                                              --             --            --
                                              --             --            --
                                           (0.01)            --            --
                                              --             --            --
ASAF INVESCO
EQUITY INCOME FUND:
------------------------------
------------------------------
 Class A                                  $(0.19)        $   --        $   --
                                           (0.21)            --         (0.19)
                                           (0.15)            --            --
                                           (0.12)            --            --
                                              --             --            --
 Class B                                   (0.12)            --            --
                                           (0.14)            --         (0.19)
                                           (0.09)            --            --
                                           (0.07)            --            --
                                              --             --            --
 Class C                                   (0.12)            --            --
                                           (0.14)            --         (0.19)
                                           (0.09)            --            --
                                           (0.07)            --            --
                                              --             --            --
 Class X                                   (0.12)            --            --
                                           (0.14)            --         (0.19)
                                           (0.09)            --            --
                                           (0.07)            --            --
                                              --             --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                     to Average Net Assets(4)*
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)      Rate(3)    Expenses    and Waiver(5)   and Waiver(5)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------
     $   --          $ 7.26        (33.88%)    $   17,088        202%        2.14%        2.14%             2.64%
         --           10.98         (0.09%)        20,109        165%        2.10%        2.10%             2.53%
      (0.07)          10.99         17.82%          4,623         31%        2.10%        2.12%             3.36%
         --            9.39          5.15%          1,685         20%        2.10%        2.10%             6.06%
         --            8.93         (8.32%)           218          1%        2.10%        2.10%            51.87%
         --            7.33        (34.26%)        23,795        202%        2.64%        2.64%             3.14%
         --           11.15         (0.71%)        28,739        165%        2.60%        2.60%             3.01%
      (0.02)          11.22         17.30%          9,257         31%        2.60%        2.62%             3.86%
         --            9.59          4.69%          3,318         20%        2.60%        2.60%             6.50%
         --            9.16         (8.40%)           390          1%        2.60%        2.60%            38.12%
         --            7.31        (34.32%)        13,837        202%        2.64%        2.64%             3.14%
         --           11.13         (0.71%)        16,225        165%        2.60%        2.60%             3.03%
      (0.02)          11.21         17.33%          4,379         31%        2.60%        2.62%             3.90%
         --            9.57          4.48%          2,282         20%        2.60%        2.60%             6.55%
         --            9.16         (8.40%)           198          1%        2.60%        2.60%            33.95%
         --            7.34        (34.29%)         6,901        202%        2.64%        2.64%             3.13%
         --           11.17         (0.71%)         8,783        165%        2.60%        2.60%             2.97%
      (0.02)          11.25         17.26%          6,727         31%        2.60%        2.62%             3.94%
         --            9.61          4.68%          5,144         20%        2.60%        2.60%             6.54%
         --            9.18         (8.20%)           756          1%        2.60%        2.60%            46.77%
     $   --          $12.44        (45.44%)    $  210,590         54%        1.75%        1.75%             1.98%
         --           22.80          3.78%        463,777         32%        1.72%        1.72%             1.81%
         --           21.97         52.46%        234,575         47%        1.70%        1.71%             2.00%
      (0.03)          14.41         26.77%         24,558         77%        1.70%        1.70%             2.65%
         --           11.40          1.97%            706         83%        1.70%        1.70%            26.77%
         --           10.94        (45.68%)       556,811         54%        2.25%        2.25%             2.47%
         --           20.14          3.28%      1,219,774         32%        2.22%        2.22%             2.31%
         --           19.50         51.52%        684,778         47%        2.20%        2.21%             2.51%
      (0.01)          12.87         26.40%         56,582         77%        2.20%        2.20%             3.14%
         --           10.19          1.90%          1,718         83%        2.20%        2.20%            16.45%
         --           10.91        (45.72%)       185,968         54%        2.25%        2.25%             2.47%
         --           20.10          3.24%        421,207         32%        2.22%        2.22%             2.31%
         --           19.47         51.52%        222,230         47%        2.20%        2.21%             2.50%
      (0.01)          12.85         26.20%         21,710         77%        2.20%        2.20%             3.13%
         --           10.19          1.90%            452         83%        2.20%        2.20%            15.78%
         --           10.95        (45.71%)        82,210         54%        2.25%        2.25%             2.47%
         --           20.17          3.33%        172,382         32%        2.22%        2.22%             2.31%
         --           19.52         51.55%        133,655         47%        2.20%        2.21%             2.48%
      (0.01)          12.88         26.37%         36,575         77%        2.20%        2.20%             3.16%
         --           10.20          2.00%          1,474         83%        2.20%        2.20%            24.39%
     $(0.19)         $12.11        (15.39%)    $   56,537         25%        1.67%        1.67%             1.71%
      (0.40)          14.51          9.35%         54,424         63%        1.60%        1.64%             1.76%
      (0.15)          13.66         17.60%         31,960         66%        1.55%        1.59%             1.91%
      (0.12)          11.75         13.64%          8,911         70%        1.55%        1.55%             2.86%
         --           10.45          4.71%            471         46%        1.55%        1.55%            29.14%
      (0.12)          12.14        (15.82%)       139,634         25%        2.17%        2.17%             2.21%
      (0.33)          14.55          8.86%        138,391         63%        2.10%        2.14%             2.26%
      (0.09)          13.69         17.08%         79,962         66%        2.05%        2.09%             2.42%
      (0.07)          11.77         13.30%         18,045         70%        2.05%        2.05%             3.38%
         --           10.45          4.50%          1,408         46%        2.05%        2.05%            19.54%
      (0.12)          12.13        (15.83%)        56,530         25%        2.17%        2.17%             2.21%
      (0.33)          14.54          8.78%         56,401         63%        2.10%        2.14%             2.26%
      (0.09)          13.68         17.08%         34,157         66%        2.05%        2.09%             2.41%
      (0.07)          11.77         13.19%          8,362         70%        2.05%        2.05%             3.33%
         --           10.46          4.60%            255         46%        2.05%        2.05%            20.89%
      (0.12)          12.13        (15.77%)        37,635         25%        2.17%        2.17%             2.21%
      (0.33)          14.53          8.79%         42,330         63%        2.10%        2.14%             2.26%
      (0.09)          13.68         17.09%         33,884         66%        2.05%        2.09%             2.42%
      (0.07)          11.76         13.21%         18,296         70%        2.05%        2.05%             3.35%
         --           10.45          4.50%          1,174         46%        2.05%        2.05%            36.25%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions  Average Net Assets(4)*
  -------------  -----------------------
     $   --               (0.37%)
         --               (1.28%)
      (0.07)              (0.28%)
         --               (0.16%)
         --                0.07%
         --               (1.08%)
         --               (1.76%)
      (0.02)              (0.80%)
         --               (0.70%)
         --               (0.51%)
         --               (1.01%)
         --               (1.76%)
      (0.02)              (0.83%)
         --               (0.58%)
         --               (0.53%)
         --               (1.09%)
         --               (1.64%)
      (0.02)              (0.86%)
         --               (0.68%)
         --               (0.28%)
     $   --                0.05%
         --               (0.45%)
         --               (0.49%)
      (0.03)              (0.24%)
         --                2.72%
         --               (0.45%)
         --               (0.95%)
         --               (0.98%)
      (0.01)              (0.74%)
         --                2.27%
         --               (0.45%)
         --               (0.95%)
         --               (0.99%)
      (0.01)              (0.75%)
         --                1.95%
         --               (0.45%)
         --               (0.96%)
         --               (1.02%)
      (0.01)              (0.76%)
         --                2.05%
     $(0.19)               1.48%
      (0.40)               1.51%
      (0.15)               1.52%
      (0.12)               1.72%
         --                4.81%
      (0.12)               0.98%
      (0.33)               1.02%
      (0.09)               1.02%
      (0.07)               1.27%
         --                3.68%
      (0.12)               0.98%
      (0.33)               1.02%
      (0.09)               1.02%
      (0.07)               1.27%
         --                3.82%
      (0.12)               0.99%
      (0.33)               1.02%
      (0.09)               0.99%
      (0.07)               1.27%
         --                4.05%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding
Throughout Each Period)

                                                                      Increase (Decrease) from
                                                                        Investment Operations
                                                   Net Asset  -----------------------------------------
                                                     Value         Net        Net Realized   Total from
                                       Period      Beginning   Investment     & Unrealized   Investment
                                        Ended      of Period  Income (Loss)   Gain (Loss)    Operations
                                     -----------   ---------  -------------   ------------   ----------
ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $ 10.18      $ 0.48          $ 0.86        $ 1.34
                                     10/31/00         10.11        0.58            0.07          0.65
                                     10/31/99         10.79        0.60           (0.61)        (0.01)
                                     10/31/98         10.28        0.35            0.54          0.89
                                     10/31/97(1)      10.07        0.15            0.09          0.24
 Class B                             10/31/01         10.08        0.43            0.85          1.28
                                     10/31/00         10.01        0.53            0.07          0.60
                                     10/31/99         10.68        0.54           (0.60)        (0.06)
                                     10/31/98         10.16        0.31            0.53          0.84
                                     10/31/97(1)      10.00        0.10            0.09          0.19
 Class C                             10/31/01         10.08        0.43            0.85          1.28
                                     10/31/00         10.01        0.53            0.07          0.60
                                     10/31/99         10.67        0.54           (0.59)        (0.05)
                                     10/31/98         10.16        0.31            0.52          0.83
                                     10/31/97(1)      10.00        0.10            0.09          0.19
 Class X                             10/31/01         10.09        0.43            0.85          1.28
                                     10/31/00         10.02        0.53            0.07          0.60
                                     10/31/99         10.69        0.54           (0.60)        (0.06)
                                     10/31/98         10.17        0.34            0.50          0.84
                                     10/31/97(1)      10.00        0.09            0.10          0.19
ASAF MONEY
MARKET FUND:
------------------------------
------------------------------
 Class A                             10/31/01       $  1.00      $0.040          $   --        $0.040
                                     10/31/00          1.00       0.048              --         0.048
                                     10/31/99          1.00       0.035              --         0.035
                                     10/31/98          1.00       0.039              --         0.039
                                     10/31/97(1)       1.00       0.009              --         0.009
 Class B                             10/31/01          1.00       0.030              --         0.030
                                     10/31/00          1.00       0.043              --         0.043
                                     10/31/99          1.00       0.030              --         0.030
                                     10/31/98          1.00       0.033              --         0.033
                                     10/31/97(1)       1.00       0.007              --         0.007
 Class C                             10/31/01          1.00       0.030              --         0.030
                                     10/31/00          1.00       0.043              --         0.043
                                     10/31/99          1.00       0.030              --         0.030
                                     10/31/98          1.00       0.034              --         0.034
                                     10/31/97(1)       1.00       0.007              --         0.007
 Class X                             10/31/01          1.00       0.030              --         0.030
                                     10/31/00          1.00       0.043              --         0.043
                                     10/31/99          1.00       0.030              --         0.030
                                     10/31/98          1.00       0.034              --         0.034
                                     10/31/97(1)       1.00       0.008              --         0.008


                                              Less Distributions
                                    --------------------------------------
                                     From Net     In Excess of    From Net
                                    Investment   Net Investment   Realized
                                      Income         Income        Gains
                                    ----------   --------------   --------
ASAF TOTAL
RETURN BOND FUND:
------------------------------
------------------------------
 Class A                             $ (0.48)        $   --        $   --
                                       (0.58)            --            --
                                       (0.60)            --         (0.07)
                                       (0.38)            --            --
                                       (0.03)            --            --
 Class B                               (0.43)            --            --
                                       (0.53)            --            --
                                       (0.54)            --         (0.07)
                                       (0.32)            --            --
                                       (0.03)            --            --
 Class C                               (0.43)            --            --
                                       (0.53)            --            --
                                       (0.54)            --         (0.07)
                                       (0.32)            --            --
                                       (0.03)            --            --
 Class X                               (0.43)            --            --
                                       (0.53)            --            --
                                       (0.54)            --         (0.07)
                                       (0.32)            --            --
                                       (0.02)            --            --
ASAF MONEY
MARKET FUND:
------------------------------
------------------------------
 Class A                             $(0.040)        $   --        $   --+
                                      (0.048)            --            --
                                      (0.035)            --            --
                                      (0.039)            --            --
                                      (0.009)            --            --
 Class B                              (0.030)            --            --+
                                      (0.043)            --            --
                                      (0.030)            --            --
                                      (0.033)            --            --
                                      (0.007)            --            --
 Class C                              (0.030)            --            --+
                                      (0.043)            --            --
                                      (0.030)            --            --
                                      (0.034)            --            --
                                      (0.007)            --            --
 Class X                              (0.030)            --            --+
                                      (0.043)            --            --
                                      (0.030)            --            --
                                      (0.034)            --            --
                                      (0.008)            --            --

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

                                                                                      Ratios of Expenses
                                            Supplemental Data                     to Average Net Assets(4)*
                                  -------------------------------------   ------------------------------------------
                    Net Asset                 Net Assets at   Portfolio      Net      After Expense   Before Expense
      Total           Value         Total     End of Period   Turnover    Operating   Reimbursement   Reimbursement
  Distributions   End of Period   Return(2)    (in 000's)      Rate(3)    Expenses    and Waiver(5)   and Waiver(5)
  -------------   -------------   ---------   -------------   ---------   ---------   -------------   --------------
     $ (0.48)        $11.04         13.49%     $   93,305        394%        1.50%        1.50%             1.54%
       (0.58)         10.18          6.67%         34,799        464%        1.43%        1.43%             1.59%
       (0.67)         10.11         (0.55%)        23,140        145%        1.40%        1.40%             1.73%
       (0.38)         10.79          8.79%          6,034        418%        1.40%        1.40%             2.93%
       (0.03)         10.28          2.39%             61         93%        1.40%        1.40%            66.92%
       (0.43)         10.93         13.03%        217,344        394%        2.00%        2.00%             2.06%
       (0.53)         10.08          6.16%        102,417        464%        1.94%        1.94%             2.11%
       (0.61)         10.01         (1.02%)        83,936        145%        1.90%        1.90%             2.23%
       (0.32)         10.68          8.36%         17,821        418%        1.90%        1.90%             3.58%
       (0.03)         10.16          1.90%            547         93%        1.90%        1.90%            39.35%
       (0.43)         10.93         13.04%         75,605        394%        2.00%        2.00%             2.06%
       (0.53)         10.08          6.16%         27,548        464%        1.94%        1.94%             2.11%
       (0.61)         10.01         (0.92%)        26,112        145%        1.90%        1.90%             2.24%
       (0.32)         10.67          8.26%          8,743        418%        1.90%        1.90%             3.52%
       (0.03)         10.16          1.93%            165         93%        1.90%        1.90%            33.68%
       (0.43)         10.94         13.02%         32,044        394%        2.00%        2.00%             2.07%
       (0.53)         10.09          6.16%         21,185        464%        1.94%        1.94%             2.11%
       (0.61)         10.02         (1.00%)        19,574        145%        1.90%        1.90%             2.25%
       (0.32)         10.69          8.35%         11,698        418%        1.90%        1.90%             3.68%
       (0.02)         10.17          1.94%            410         93%        1.90%        1.90%            67.46%
     $(0.040)        $ 1.00          3.61%     $  176,679        N/A         1.41%        1.41%             1.41%
      (0.048)          1.00          4.85%        108,598        N/A         1.48%        1.48%             1.48%
      (0.035)          1.00          3.57%         43,004        N/A         1.50%        1.50%             1.63%
      (0.039)          1.00          3.94%          7,372        N/A         1.50%        1.50%             2.42%
      (0.009)          1.00          0.92%            307        N/A         1.50%        1.50%            31.53%
      (0.030)          1.00          3.09%        147,983        N/A         1.91%        1.91%             1.91%
      (0.043)          1.00          4.33%         75,980        N/A         1.98%        1.98%             1.98%
      (0.030)          1.00          3.05%         79,202        N/A         2.00%        2.00%             2.12%
      (0.033)          1.00          3.39%         16,554        N/A         2.00%        2.00%             2.89%
      (0.007)          1.00          0.75%            354        N/A         2.00%        2.00%            37.83%
      (0.030)          1.00          3.09%         73,282        N/A         1.91%        1.91%             1.91%
      (0.043)          1.00          4.33%         31,743        N/A         1.98%        1.98%             1.98%
      (0.030)          1.00          3.06%         28,923        N/A         2.00%        2.00%             2.13%
      (0.034)          1.00          3.42%          6,895        N/A         2.00%        2.00%             3.07%
      (0.007)          1.00          0.71%            332        N/A         2.00%        2.00%            24.34%
      (0.030)          1.00          3.09%         30,941        N/A         1.91%        1.91%             1.91%
      (0.043)          1.00          4.33%         18,632        N/A         1.98%        1.98%             1.98%
      (0.030)          1.00          3.06%         28,385        N/A         2.00%        2.00%             2.13%
      (0.034)          1.00          3.42%         12,533        N/A         2.00%        2.00%             3.18%
      (0.008)          1.00          0.77%            566        N/A         2.00%        2.00%            39.71%


                 Ratio of Net Investment
      Total         Income (Loss) to
  Distributions  Average Net Assets(4)*
  -------------  -----------------------
     $ (0.48)              4.21%
       (0.58)              5.61%
       (0.67)              5.33%
       (0.38)              4.76%
       (0.03)              4.42%
       (0.43)              3.90%
       (0.53)              5.26%
       (0.61)              4.82%
       (0.32)              4.23%
       (0.03)              4.13%
       (0.43)              3.82%
       (0.53)              5.26%
       (0.61)              4.84%
       (0.32)              4.27%
       (0.03)              4.32%
       (0.43)              3.98%
       (0.53)              5.28%
       (0.61)              4.86%
       (0.32)              4.25%
       (0.02)              3.94%
     $(0.040)              3.55%
      (0.048)              5.03%
      (0.035)              3.56%
      (0.039)              3.90%
      (0.009)              3.34%
      (0.030)              2.78%
      (0.043)              4.27%
      (0.030)              3.04%
      (0.033)              3.30%
      (0.007)              2.98%
      (0.030)              2.95%
      (0.043)              4.43%
      (0.030)              3.07%
      (0.034)              3.40%
      (0.007)              2.85%
      (0.030)              2.95%
      (0.043)              4.16%
      (0.030)              3.06%
      (0.034)              3.42%
      (0.008)              2.97%

(1) Calculated from July 28, 1997 (Date of initial shares sold subsequent to the effective date of the Funds' registration statement under The Securities Act of 1933.)
(2) Total return for Class X shares does not reflect the payment of bonus shares.
(3) Represents Portfolio Turnover Rate in corresponding Master Portfolios.
(4) Annualized for periods less than one year.
(5) Includes commissions received by American Skandia Marketing, Incorporated under the Funds' Supplemental Distribution Plan, as described in Note 3 to the Financial Statements.
 * Represents the combined ratios for the respective fund and its respective pro rata share of its Master Portfolio.
 +  Amount represents less than a penny per share.
Per share data has been calculated based on the average daily number of shares outstanding throughout the period.

See Notes to Financial Statements.

OCTOBER 31, 2001
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Advisor Funds, Inc. (the "Company") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and, at October 31, 2001, consisted of 29 diversified and non-diversified investment portfolios (each a "Fund" and collectively the "Funds"). Five of the Funds -- ASAF American Century International Growth Fund ("International Growth"), ASAF Janus Capital Growth Fund ("Janus Capital Growth"), ASAF INVESCO Equity Income Fund ("Equity Income"), ASAF PIMCO Total Return Bond Fund ("Total Return Bond"), and ASAF Money Market Fund ("Money Market") (formerly, ASAF JPM Money Market Fund) (each a "Feeder Fund" and collectively the "Feeder Funds") -- invest all of their investable assets in a corresponding portfolio of American Skandia Master Trust (each a "Portfolio" and collectively the "Portfolios"), an open-end management investment company comprised of five diversified investment portfolios. The value of each Feeder Fund's investment in each Portfolio, included in the accompanying Statements of Assets and Liabilities, reflects each Feeder Fund's beneficial interest in the net assets of that Portfolio. At October 31, 2001, the Feeder Funds held the following percentage interests in their corresponding Portfolios.

ASMT American Century International Growth Portfolio     88.6%
ASMT Janus Capital Growth Portfolio                      97.9%
ASMT INVESCO Equity Income Portfolio                     92.1%
ASMT PIMCO Total Return Bond Portfolio                   90.8%
ASMT Money Market Portfolio                              95.7%

     The financial statements of each Portfolio, including the Schedules of Investments, are included elsewhere within this report and should be read in conjunction with each Feeder Fund's financial statements.

     The remaining 24 Funds of the Company -- ASAF Founders International Small Capitalization Fund ("International Small-Cap"), ASAF PBHG Small-Cap Growth Fund ("PBHG Small-Cap Growth") (formerly, ASAF Janus Small-Cap Growth), ASAF Gabelli Small-Cap Value Fund ("Small-Cap Value"), ASAF American Century Strategic Balanced Fund ("Strategic Balanced"), ASAF Federated High Yield Bond Fund ("High Yield Bond"), ASAF Alliance Growth Fund ("Growth"), ASAF Alliance Growth and Income Fund ("Growth and Income"), ASAF Janus Overseas Growth Fund ("Overseas Growth"), ASAF Marsico Capital Growth Fund ("Marsico Capital Growth"), ASAF Neuberger Berman Mid-Cap Growth Fund ("Neuberger Mid-Cap Growth"), ASAF Neuberger Berman Mid-Cap Value Fund ("Mid-Cap Value"), ASAF AIM International Equity Fund ("International Equity"), ASAF Sanford Bernstein Managed Index 500 Fund ("Managed Index 500"), ASAF MFS Growth with Income Fund ("Growth with Income"), ASAF Scudder Small-Cap Growth Fund ("Scudder Small-Cap Growth") (formerly, ASAF Kemper Small-Cap Growth Fund), ASAF Alger All-Cap Growth Fund ("All-Cap Growth"), ASAF Gabelli All-Cap Value Fund ("All-Cap Value"), ASAF INVESCO Technology Fund ("Technology"), ASAF Janus Mid-Cap Growth Fund ("Janus Mid-Cap Growth"), ASAF ProFund Managed OTC Fund ("Managed OTC") (formerly, ASAF Rydex Managed OTC Fund), ASAF Alliance/Bernstien Growth + Value Fund ("Growth + Value"), ASAF INVESCO Health Sciences Fund ("Health Sciences"), ASAF Sanford Bernstein Core Value Fund ("Core Value"), and ASAF T. Rowe Price Tax Managed Fund ("Tax Managed") (each a "Non-Feeder Fund" and collectively the "Non-Feeder Funds") -- directly invest and manage their own portfolio of securities.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Funds, in conformity with accounting principles generally accepted in the United States of America, in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION

FEEDER FUNDS -- The value of each Feeder Fund's beneficial interest in the Portfolio in which it invests is determined by the Fund's percentage interest in the Portfolio, multiplied by the Portfolio's net assets. Valuation of securities held by the Portfolios is discussed in Note 2 to the financial statements of American Skandia Master Trust.

NON-FEEDER FUNDS -- Securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect market value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Directors. As of October 31, 2001, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION

NON-FEEDER FUNDS -- Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS

NON-FEEDER FUNDS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS

NON-FEEDER FUNDS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing call and put options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS

NON-FEEDER FUNDS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

SECURITIES LOANS

NON-FEEDER FUNDS -- Each Fund may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities. On the next business day this collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

     Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust, a portfolio of money market securities advised by BlackRock Capital Management, Inc., or directly in high quality, short-term instruments with a maturity date not to exceed 397 days. At October 31, 2001, the market value of the invested collateral and market value of securities on loan are summarized as follows:

                                         INSTITUTIONAL    FLOATING RATE                                          MARKET VALUE OF
                                         MONEY MARKET       NOTES AND                       TOTAL MARKET VALUE    SECURITIES ON
                                             TRUST       COMMERCIAL PAPER   TIME DEPOSITS     OF COLLATERAL           LOAN
                                         -------------   ----------------   -------------   ------------------   ---------------
PBHG Small-Cap Growth..................  $ 20,505,708      $   203,784       $ 3,619,819       $ 24,329,311       $ 24,323,128
Small Company Value....................    11,729,182        3,318,322         2,216,620         17,264,124         14,710,854
Strategic Balanced.....................    30,621,989        4,589,451         5,561,503         40,772,943         38,491,155
Alliance Growth........................    39,350,836       11,396,922         7,311,356         58,059,114         55,793,790
Growth and Income......................    69,536,730       18,197,667        12,997,029        100,731,426         97,038,844
Marsico Capital Growth.................   109,614,994       11,203,583        19,873,352        140,691,929        136,096,505
Neuberger Mid-Cap Growth...............    60,994,426       28,358,367        12,009,933        101,362,726         99,127,101
Mid-Cap Value..........................    25,034,133        8,181,259         4,683,313         37,898,705         36,321,969
Managed Index 500......................    26,115,950       11,547,297         5,019,116         42,682,363         40,756,128
Growth with Income.....................    12,430,463        3,768,192         2,325,715         18,524,370         17,870,081
Scudder Small-Cap Growth...............     8,743,637        2,670,972         1,609,041         13,023,650         12,795,093
All-Cap Growth.........................    11,343,234        2,769,429         2,116,264         16,228,927         15,690,437
All-Cap Value..........................    11,355,903        3,955,019         2,179,344         17,490,266         16,488,890
INVESCO Technology.....................     8,357,570        2,915,785         1,584,195         12,857,550         12,533,617
Janus Mid-Cap Growth...................     5,898,808        1,673,749         1,105,067          8,677,624          8,295,608
Managed OTC............................     7,707,066        3,075,897         1,490,361         12,273,324         11,819,268
Growth + Value.........................     2,949,707          581,380           543,147          4,074,234          3,918,550
Health Sciences........................     3,394,729          983,746           634,777          5,013,252          4,890,511
Core Value.............................     1,759,109          583,122           333,538          2,675,769          2,573,642
Tax Managed............................     1,036,209           44,142           183,658          1,264,009          1,223,983

As of October 31, 2001, the yield for Institutional Money Market Trust was 2.90%; maturity dates for floating rate notes and commercial paper ranged from 11/01/01 to 05/21/02 with yields ranging from 2.92% to 5.70%; and the maturity date for time deposits was 11/01/01 with a yield of 2.66%.

DEFERRED ORGANIZATION EXPENSES

ALL FUNDS -- The Company bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

FEEDER FUNDS -- The Feeder Funds record their proportionate share of investment operations, including net investment income and realized and unrealized gains and losses, from the corresponding Portfolios in which they invest.

NON-FEEDER FUNDS -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires funds to amortize premium and discount on all fixed-income securities. High Yield Bond currently does not amortize premiums on fixed-income securities. Effective November 1, 2001, High Yield Bond will be required to adjust the cost of its fixed income securities by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each security. The adoption of this accounting principle will not affect High Yield Bond's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The initial adjustment required upon adoption of premium amortization will decrease the recorded cost of High Yield Bond's investments by approximately $112,000.

MULTIPLE CLASSES OF SHARES

ALL FUNDS -- Each Fund is divided into Class A, B, C, and X shares. Each class of shares is separately charged its respective distribution and service fees. Income, expenses that are not specific to a particular class, and realized and unrealized gains and losses are allocated to each class based on the daily value of the shares of each class in relation to the total value of the Fund. Dividends are declared separately for each class and the per-share amounts reflect differences in class-specific expenses.

DISTRIBUTIONS TO SHAREHOLDERS

ALL FUNDS -- Distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least annually by the International Small-Cap, PBHG Small-Cap Growth, Small-Cap Value, Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Neuberger Mid-Cap Growth, Mid-Cap Value, International Equity, Managed Index 500, Growth with Income, Scudder Small-Cap Growth, All-Cap Growth, All-Cap Value, Technology, Janus Mid-Cap Growth, Managed OTC, Growth + Value, Health Sciences, Core Value, Tax Managed, International Growth and Janus Capital Growth funds; semiannually by the Strategic Balanced and Equity Income funds; declared daily and paid quarterly by the Total Return Bond Fund, and declared daily and paid monthly by the High Yield Bond and Money Market Funds. Net realized gains from investment transactions, if any are distributed at least annually.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Non-Feeder Funds have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective
Funds: Founders Asset Management LLC for International Small-Cap; Pilgrim Baxter & Associates, Ltd. for PBHG Small-Cap Growth; GAMCO Investors, Inc. for Small-Cap Value and All-Cap Value; American Century Investment Management, Inc. for Strategic Balanced; Federated Investment Counseling for High Yield Bond; Alliance Capital Management, L.P. for Growth and Growth and Income; Janus Capital Corporation for Overseas Growth and Janus Mid-Cap Growth; Marsico Capital Management, LLC for Marsico Capital Growth; Neuberger Berman Management, Inc. for Neuberger Mid-Cap Growth and Mid-Cap Value; A I M Capital Management, Inc. for International Equity; Sanford C. Bernstein & Co., LLC for Managed Index 500 and Core Value; Massachusetts Financial Services Company for Growth with Income; Zurich Scudder Investments, Inc. for Scudder Small-Cap Growth; Fred Alger Management, Inc. and sub-sub-Advisor Massachusetts Financial Services Company for All-Cap Growth; INVESCO Funds Group, Inc. for Technology and Health Sciences; ProFund Advisors LLC for Managed OTC; Alliance Capital Management, L.P. and Sanford C. Bernstein & Co., LLC, co-managers for Growth + Value; and T. Rowe Price Associates, Inc. for Tax Managed.

ADVISORY FEES

NON-FEEDER FUNDS -- The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.10%, 0.90%, 1.00%, 0.90%, 0.70%, 0.90%, 1.00%, 1.10%, 1.00%, 0.90%, 0.90%, 1.10%, 0.80%, 1.00%, 0.95%, 0.95%,
0.95%, 1.00%, 1.00%, 0.85%, 1.00%, 1.00%, 0.85%, and 0.95% of the average daily net assets of the International Small-Cap, PBHG Small-Cap Growth, Small-Cap Value, Strategic Balanced, High Yield Bond, Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Neuberger Mid-Cap Growth, Mid-Cap Value, International Equity, Managed Index 500, Growth with Income, Scudder Small-Cap Growth, All-Cap Growth, All-Cap Value, Technology, Janus Mid-Cap Growth, Managed OTC, Growth + Value, Health Sciences, Core Value and Tax Managed, respectively. The fee for International Small-Cap is reduced to 1.00% of the average daily net assets in excess of $100 million. The fee for Growth is reduced to 0.85% of the average daily net assets in excess of $1 billion. The Investment Manager is currently waiving a portion of its fee equal to 0.20% and 0.10% of the average daily net assets of the Growth and Income and Overseas Growth Funds, respectively. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Funds.

     On March 1, 2001, ProFund Advisors LLC became the sub-advisor to Managed OTC (formerly sub-advised by Rydex Global Advisors). Also on March 1, 2001, Scudder Small-Cap Growth changed its name (formerly, Kemper Small-Cap Growth). On September 17, 2001, Pilgrim Baxter & Associates, Ltd. became the sub-advisor to the PBHG Small-Cap Growth (formerly sub-advised by Janus Capital Corporation), PBHG Small-Cap Growth changed its name (formerly, Janus Small-Cap Growth), and Massachusetts Financial Services Company became interim sub-sub-advisors for All-Cap Growth. On December 10, 2001, Fred Alger Management, Inc. resumed management of All-Cap Growth, Strong Capital Management, Inc. became the sub-advisor to the Strong International Equity (formerly sub-advised by A I M Capital Management, Inc.), and Deutsche Asset Management, Inc. became the sub-advisor to the DeAM Small-Cap Growth (formerly sub-advised by Zurrich Scudder Investment, Inc.).

EXPENSE LIMITATION

ALL FUNDS -- The Investment Manager voluntarily agreed to limit the operating expenses of each Fund (exclusive of class-specific distribution fees) to an annual rate of 1.70%, 1.30%, 1.40%, 1.15%, 1.00%,1.30%, 1.15%, 1.60%, 1.30%,
1.35%, 1.35%, 1.60%, 1.00%, 1.30%, 1.30%, 1.35%, 1.35%, 1.40%, 1.40%, 1.25%,
1.35%, 1.40%, 1.20%, 1.30%, 1.60%, 1.25%, 1.17%, 1.00%, and 1.00% of the average daily net assets of the International Small-Cap, PBHG Small-Cap Growth, Small-Cap Value, Strategic Balanced, High Yield Bond, Growth, Growth and Income, Overseas Growth, Marsico Capital Growth, Neuberger Mid-Cap Growth, Mid-Cap Value, International Equity, Managed Index 500, Growth with Income, Scudder Small-Cap Growth, All-Cap Growth, All-Cap Value, Technology, Janus Mid-Cap Growth, Managed OTC, Growth + Value, Health Sciences, Core Value, Tax Managed, International Growth, Janus Capital Growth, Equity Income, Total Return Bond, and Money Market Funds, respectively. All reimbursements by the Investment Manager are reflected in the Statements of Operations.

MANAGEMENT OF THE COMPANY

ALL FUNDS -- Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

DISTRIBUTOR

ALL FUNDS -- American Skandia Marketing, Incorporated ("ASMI") serves as the principal underwriter and distributor for each Fund. The Company has adopted a separate Distribution and Service plan (each a "Plan" and collectively the "Plans") for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940.

     Under the Class A Plan, the Funds pay ASMI a distribution and service fee of 0.50% of the average daily net assets attributable to Class A shares, half of which is intended as a fee for services provided to existing shareholders.

     Under the Class B Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class B shares that are outstanding for eight years or less, a quarter of which is intended as a fee for services provided to existing shareholders.

     Under the Class C Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class C shares, a quarter of which is intended as a fee for services provided to existing shareholders.

     Under the Class X Plan, the Funds pay ASMI a distribution and service fee of 1.00% of the average daily net assets attributable to Class X shares that are outstanding for ten years or less, a quarter of which is intended as a fee for services provided to existing shareholders. ASMI also uses distribution and service fees as reimbursement for its purchase of Bonus Shares. Bonus shares are paid to shareholders at the time of the initial purchase and each subsequent purchase of Class X shares in an amount equal to 2.50% of the purchase.

     Purchases of $1 million or more or purchases by certain retirement plans, with respect to Class A shares, are subject to a contingent deferred sales charge ("CDSC") if shares are redeemed within 12 months of their purchase. A CDSC is imposed on Class B and Class X shares redeemed within seven and eight years, respectively, after their purchase. A CDSC is imposed on Class C shares redeemed within 12 months of their purchase. The maximum CDSC imposed is equal to 1.00%, 6.00%, 1.00%, and 6.00% of the amount subject to the charge for Class A, B, C, and X, respectively.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     On August 2, 1999, the Company adopted a Supplemental Distribution Plan ("Supplemental Plan") under Rule 12b-1. The Supplemental Plan permitted ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Funds. The Supplemental Plan was terminated on June 27, 2001. For the period from November 1, 2000 to June 27, 2001, ASMI directed no securities transactions to any broker and, consequently, received no commissions from the Non-Feeder Funds and the Portfolios of American Skandia Master Trust.

TRANSFER AGENT

ALL FUNDS -- American Skandia Funds Services, Inc. ("ASFS") was registered on April 17, 2000, with the SEC, and serves as transfer agent of the Company. ASFS provides certain services to shareholders of the Funds and their brokers, including addressing telephonic inquiries and requests, and processing certain shareholder transactions. In addition, Boston Financial Data Services, Inc. serves as sub-transfer agent.

     The Funds pay ASFS per-transaction fees as compensation for such services. For the year ended October 31, 2001, fees collected by ASFS were as follows:

International Small-Cap                                $ 49,719
PBHG Small-Cap Growth                                   107,663
Small-Cap Value                                          74,130
Strategic Balanced                                       93,236
High Yield Bond                                          67,639
Growth                                                   69,289
Growth and Income                                       151,047
Overseas Growth                                         179,565
Marsico Capital Growth                                  422,145
Neuberger Mid-Cap Growth                                139,887
Mid-Cap Value                                            91,493
International Equity                                     26,931
Managed Index 500                                        51,877
Growth with income                                       21,761
Scudder Small-Cap Growth                                 29,216
All-Cap Growth                                           15,290
All-Cap Value                                            26,491
Technology                                               13,161
Janus Mid-Cap Growth                                     11,517
Managed OTC                                              15,232
Growth + Value                                            2,324
Health Sciences                                           5,889
Core Value                                                2,321
Tax Managed                                                 745
International Growth                                     51,278
Janus Capital Growth                                    722,797
Equity Income                                           155,362
Total Return Bond                                       157,466
Money Market                                            206,777

4. SHARES OF CAPITAL STOCK
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Transactions in shares of capital stock, for the year ended October 31, 2001, were as follows:

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
INTERNATIONAL
  SMALL-CAP:
  Sold                     35,701,589   $   443,739,008        981,044   $  12,283,896      9,723,156   $ 121,441,828       193,567
  Redeemed                (36,550,747)     (458,465,480)    (1,580,599)    (18,338,619)   (10,090,447)   (126,867,258)     (234,849)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Decrease             (849,158)  $   (14,726,472)      (599,555)  $  (6,054,723)      (367,291)  $  (5,425,430)      (41,282)
                       ==============   ===============   ============   =============   ============   =============   ===========
PBHG SMALL-CAP
  GROWTH:
  Sold                      8,908,542   $   112,335,625        612,932   $   7,474,984        309,086   $   3,866,831       145,831
  Redeemed                 (9,861,265)     (125,842,202)    (3,105,959)    (37,224,159)    (1,708,268)    (20,980,827)     (457,666)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Decrease             (952,723)  $   (13,506,577)    (2,493,027)  $ (29,749,175)    (1,399,182)  $ (17,113,996)     (311,835)
                       ==============   ===============   ============   =============   ============   =============   ===========
SMALL-CAP VALUE:
  Sold                      9,602,067   $   105,712,639      4,384,467   $  47,650,769      2,541,314   $  27,745,200       732,248
  Reinvested                   83,311           894,758        143,750       1,523,745         70,002         741,335        64,922
  Redeemed                 (8,339,061)      (91,402,507)    (1,583,746)    (16,967,343)    (1,321,760)    (14,246,788)     (313,259)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,346,317   $    15,204,890      2,944,471   $  32,207,171      1,289,556   $  14,239,747       483,911
                       ==============   ===============   ============   =============   ============   =============   ===========
STRATEGIC BALANCED:
  Sold                      1,403,964   $    17,313,501      1,968,722   $  24,185,762        828,902   $  10,154,290       345,234
  Reinvested                   43,182           535,717         61,157         756,581         24,499         303,002        15,920
  Redeemed                 (1,085,463)      (13,165,151)    (1,669,488)    (20,188,857)      (859,026)    (10,416,452)     (302,314)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase/
      (Decrease)              361,683   $     4,684,067        360,391   $   4,753,486         (5,625)  $      40,840        58,840
                       ==============   ===============   ============   =============   ============   =============   ===========
HIGH YIELD BOND:
  Sold                     11,606,725   $    85,860,857      6,763,714   $  51,485,225      3,395,708   $  25,795,530       692,820
  Reinvested                  244,146         1,831,486        599,634       4,490,917        162,222       1,213,822       179,149
  Redeemed                (10,124,239)      (74,866,422)    (5,013,839)    (37,721,171)    (2,750,117)    (20,745,820)     (862,412)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,726,632   $    12,825,921      2,349,509   $  18,254,971        807,813   $   6,263,532         9,557
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH:
  Sold                      7,933,649   $    89,258,832      2,539,315   $  30,193,668      1,366,431   $  15,581,675       432,476
  Reinvested                  256,197         3,183,285        595,856       7,281,359        194,517       2,369,124       184,327
  Redeemed                 (7,099,132)      (80,171,488)    (2,419,752)    (26,465,084)      (849,059)     (9,441,502)     (541,478)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,090,714   $    12,270,629        715,419   $  11,009,943        711,889   $   8,509,297        75,325
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH AND INCOME:
  Sold                      4,335,312   $    57,936,896      6,802,899   $  89,406,280      3,412,978   $  44,780,574       973,804
  Reinvested                  163,673         2,153,907        361,020       4,718,521        162,825       2,126,475       110,736
  Redeemed                 (2,644,732)      (34,775,745)    (2,676,932)    (34,421,147)    (1,756,185)    (22,907,130)     (506,557)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,854,253   $    25,315,058      4,486,987   $  59,703,654      1,819,618   $  23,999,919       577,983
                       ==============   ===============   ============   =============   ============   =============   ===========
OVERSEAS GROWTH:
  Sold                     52,729,870   $   660,314,397        472,697   $   6,203,962      3,950,408   $  52,807,223       194,871
  Reinvested                  271,664         3,987,672        400,155       5,830,263        231,899       3,383,296        96,920
  Redeemed                (55,665,285)     (703,599,721)    (3,672,270)    (45,082,395)    (6,226,785)    (81,534,778)     (633,853)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Decrease           (2,663,751)  $   (39,297,652)    (2,799,418)  $ (33,048,170)    (2,044,478)  $ (25,344,259)     (342,062)
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL
  SMALL-CAP:
  Sold                 $  2,380,791
  Redeemed               (2,670,409)
                       ------------
    Net Decrease       $   (289,618)
                       ============
PBHG SMALL-CAP
  GROWTH:
  Sold                 $  1,813,575
  Redeemed               (5,505,287)
                       ------------
    Net Decrease       $ (3,691,712)
                       ============
SMALL-CAP VALUE:
  Sold                 $  8,004,986
  Reinvested                688,897
  Redeemed               (3,363,023)
                       ------------
    Net Increase       $  5,330,860
                       ============
STRATEGIC BALANCED:
  Sold                 $  4,227,964
  Reinvested                196,867
  Redeemed               (3,662,942)
                       ------------
    Net Increase/
      (Decrease)       $    761,889
                       ============
HIGH YIELD BOND:
  Sold                 $  5,353,621
  Reinvested              1,342,903
  Redeemed               (6,566,636)
                       ------------
    Net Increase       $    129,888
                       ============
GROWTH:
  Sold                 $  5,087,960
  Reinvested              2,246,967
  Redeemed               (5,944,094)
                       ------------
    Net Increase       $  1,390,833
                       ============
GROWTH AND INCOME:
  Sold                 $ 12,738,293
  Reinvested              1,445,108
  Redeemed               (6,495,376)
                       ------------
    Net Increase       $  7,688,025
                       ============
OVERSEAS GROWTH:
  Sold                 $  2,534,162
  Reinvested              1,411,150
  Redeemed               (7,729,277)
                       ------------
    Net Decrease       $ (3,783,965)
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
MARSICO CAPITAL
  GROWTH:
  Sold                    115,270,632   $ 1,554,471,733      6,323,299   $  85,199,452      3,880,270   $  51,636,240       843,442
  Redeemed               (116,490,823)   (1,575,051,080)    (9,927,552)   (127,308,343)    (5,503,964)    (70,884,991)   (1,147,334)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Decrease           (1,220,191)  $   (20,579,347)    (3,604,253)  $ (42,108,891)    (1,623,694)  $ (19,248,751)     (303,892)
                       ==============   ===============   ============   =============   ============   =============   ===========
NEUBERGER MID-CAP
  GROWTH:
  Sold                     23,436,549   $   417,025,355      4,542,080   $  79,718,252      2,263,195   $  38,364,761       542,908
  Redeemed                (23,718,734)     (424,408,881)    (4,372,407)    (72,647,880)    (2,109,341)    (35,677,607)     (478,557)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase             (282,185)  $    (7,383,526)       169,673   $   7,070,372        153,854   $   2,687,154        64,351
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP VALUE:
  Sold                      4,701,951   $    69,190,066      5,505,722   $  80,125,886      2,565,558   $  37,172,785       727,035
  Reinvested                   11,948           183,085         24,456         371,442         10,490         159,356         4,313
  Redeemed                 (3,330,257)      (48,833,832)    (2,156,597)    (30,659,233)    (1,462,266)    (20,718,740)     (259,134)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,383,642   $    20,539,319      3,373,581   $  49,838,095      1,113,782   $  16,613,401       472,214
                       ==============   ===============   ============   =============   ============   =============   ===========
INTERNATIONAL EQUITY:
  Sold                     47,034,181   $   338,609,500      2,013,379   $  14,851,730     17,150,423   $ 124,044,190       464,710
  Redeemed                (46,197,338)     (333,619,253)      (976,391)     (6,830,296)   (16,639,030)   (120,965,434)     (165,743)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              836,843   $     4,990,247      1,036,988   $   8,021,434        511,393   $   3,078,756       298,967
                       ==============   ===============   ============   =============   ============   =============   ===========
MANAGED INDEX 500:
  Sold                      3,468,376   $    31,636,238      5,415,978   $  48,898,768      3,084,434   $  27,940,034       663,753
  Reinvested                    1,191            11,624          2,008          19,557          1,339          13,001           296
  Redeemed                 (2,402,936)      (21,973,363)    (2,163,919)    (19,396,788)    (1,771,945)    (16,033,436)     (416,386)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,066,631   $     9,674,499      3,254,067   $  29,521,537      1,313,828   $  11,919,599       247,663
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH WITH INCOME:
  Sold                        956,015   $     9,118,933      1,776,554   $  17,028,990        727,156   $   6,863,631       314,010
  Redeemed                   (255,851)       (2,375,340)      (752,660)     (6,974,701)      (234,009)     (2,178,271)     (128,735)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              700,164   $     6,743,593      1,023,894   $  10,054,289        493,147   $   4,685,360       185,275
                       ==============   ===============   ============   =============   ============   =============   ===========
SCUDDER SMALL-CAP
  GROWTH:
  Sold                     23,373,659   $   131,114,491      3,431,657   $  20,002,615      1,984,158   $  11,500,413       472,336
  Redeemed                (21,633,752)     (121,783,783)    (1,842,876)    (10,355,584)    (1,397,425)     (7,822,374)     (179,798)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,739,907   $     9,330,708      1,588,781   $   9,647,031        586,733   $   3,678,039       292,538
                       ==============   ===============   ============   =============   ============   =============   ===========
ALL-CAP GROWTH:
  Sold                      1,855,861   $    14,326,771      2,035,328   $  15,806,841      2,070,364   $  15,894,820       359,478
  Reinvested                    1,262            10,424            266           2,204            252           2,082            34
  Redeemed                 (1,053,439)       (7,754,844)      (620,772)     (4,297,911)      (842,149)     (5,890,921)     (149,823)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              803,684   $     6,582,351      1,414,822   $  11,511,134      1,228,467   $  10,005,981       209,689
                       ==============   ===============   ============   =============   ============   =============   ===========
ALL-CAP VALUE:
  Sold                      2,255,100   $    23,412,771      3,525,022   $  36,228,720      2,849,619   $  29,311,216       564,970
  Reinvested                    1,153            11,671            912           9,243            673           6,814           179
  Redeemed                   (598,573)       (6,086,826)      (560,449)     (5,541,903)      (979,520)     (9,971,896)      (93,564)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,657,680   $    17,337,616      2,965,485   $  30,696,060      1,870,772   $  19,346,134       471,585
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
MARSICO CAPITAL
  GROWTH:
  Sold                 $ 11,187,510
  Redeemed              (14,665,677)
                       ------------
    Net Decrease       $ (3,478,167)
                       ============
NEUBERGER MID-CAP
  GROWTH:
  Sold                 $  9,712,418
  Redeemed               (8,133,936)
                       ------------
    Net Increase       $  1,578,482
                       ============
MID-CAP VALUE:
  Sold                 $ 10,541,225
  Reinvested                 65,385
  Redeemed               (3,730,282)
                       ------------
    Net Increase       $  6,876,328
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  3,420,005
  Redeemed               (1,159,867)
                       ------------
    Net Increase       $  2,260,138
                       ============
MANAGED INDEX 500:
  Sold                 $  6,115,840
  Reinvested                  2,873
  Redeemed               (3,738,436)
                       ------------
    Net Increase       $  2,380,277
                       ============
GROWTH WITH INCOME:
  Sold                 $  2,989,679
  Redeemed               (1,223,788)
                       ------------
    Net Increase       $  1,765,891
                       ============
SCUDDER SMALL-CAP
  GROWTH:
  Sold                 $  2,703,864
  Redeemed               (1,049,405)
                       ------------
    Net Increase       $  1,654,459
                       ============
ALL-CAP GROWTH:
  Sold                 $  2,723,053
  Reinvested                    283
  Redeemed               (1,069,687)
                       ------------
    Net Increase       $  1,653,649
                       ============
ALL-CAP VALUE:
  Sold                 $  5,812,293
  Reinvested                  1,807
  Redeemed                 (949,706)
                       ------------
    Net Increase       $  4,864,394
                       ============

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
TECHNOLOGY:
  Sold                      4,279,106   $    21,274,220      4,129,294   $  23,741,984      2,269,258   $  12,643,052       695,540
  Reinvested                    1,559            10,364             --              --             --              --            --
  Redeemed                 (2,294,520)       (9,966,395)    (2,124,389)    (10,439,926)      (859,567)     (3,983,187)     (221,557)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,986,145   $    11,318,189      2,004,905   $  13,302,058      1,409,691   $   8,659,865       473,983
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS MID-CAP GROWTH:
  Sold                      2,870,551   $    18,263,615      2,951,510   $  19,813,948      1,230,968   $   8,123,372       299,584
  Reinvested                    1,380            10,170            590           4,337            281           2,064            51
  Redeemed                 (1,691,898)       (9,629,306)    (1,578,025)     (9,831,906)      (516,478)     (3,065,990)      (74,880)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,180,033   $     8,644,479      1,374,075   $   9,986,379        714,771   $   5,059,446       224,755
                       ==============   ===============   ============   =============   ============   =============   ===========
MANAGED OTC:
  Sold                      5,666,147   $    23,933,808      6,824,260   $  28,792,740      5,683,112   $  24,456,611       631,337
  Redeemed                 (3,830,243)      (14,935,732)    (2,862,140)    (11,491,918)    (3,440,985)    (13,693,396)     (294,525)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,835,904   $     8,998,076      3,962,120   $  17,300,822      2,242,127   $  10,763,215       336,812
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH + VALUE:
  Sold                        269,486   $     2,768,086        488,149   $   4,990,210        207,881   $   2,133,861       104,764
  Redeemed                    (32,385)         (322,685)       (54,967)       (539,844)       (30,243)       (302,677)      (10,307)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              237,101   $     2,445,401        433,182   $   4,450,366        177,638   $   1,831,184        94,457
                       ==============   ===============   ============   =============   ============   =============   ===========
HEALTH SCIENCES:
  Sold                        493,784   $     5,549,807        650,570   $   7,247,418        326,068   $   3,632,294       166,973
  Redeemed                   (144,008)       (1,642,728)       (82,234)       (915,099)       (91,461)     (1,019,874)      (16,763)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              349,776   $     3,907,079        568,336   $   6,332,319        234,607   $   2,612,420       150,210
                       ==============   ===============   ============   =============   ============   =============   ===========
CORE VALUE:
  Sold                        196,830   $     2,016,150        470,550   $   4,799,122        339,836   $   3,437,758        70,411
  Redeemed                    (25,270)         (251,130)       (73,371)       (744,622)       (27,377)       (281,657)      (17,594)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              171,560   $     1,765,020        397,179   $   4,054,500        312,459   $   3,156,101        52,817
                       ==============   ===============   ============   =============   ============   =============   ===========
TAX MANAGED:
  Sold                         88,597   $       867,374        157,238   $   1,601,427         96,890   $     955,939         3,728
  Redeemed                     (5,725)          (55,637)       (19,466)       (191,235)          (405)         (3,965)          (29)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase               82,872   $       811,737        137,772   $   1,410,192         96,485   $     951,974         3,699
                       ==============   ===============   ============   =============   ============   =============   ===========
INTERNATIONAL GROWTH:
  Sold                     48,230,748   $   438,461,865      1,670,696   $  15,588,055     12,812,191   $ 121,852,496       425,418
  Redeemed                (47,708,098)     (435,285,666)    (1,000,818)     (8,794,184)   (12,377,633)   (118,042,334)     (271,455)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              522,650   $     3,176,199        669,878   $   6,793,871        434,558   $   3,810,162       153,963
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS CAPITAL GROWTH:
  Sold                     97,656,518   $ 1,670,297,423      7,587,833   $ 117,333,547      3,971,943   $  59,741,547     1,032,780
  Redeemed               (101,074,450)   (1,731,268,850)   (17,241,187)   (242,478,435)    (7,883,339)   (113,829,420)   (2,074,288)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Decrease           (3,417,932)  $   (60,971,427)    (9,653,354)  $(125,144,888)    (3,911,396)  $ (54,087,873)   (1,041,508)
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
TECHNOLOGY:
  Sold                 $  3,669,706
  Reinvested                     --
  Redeemed                 (989,836)
                       ------------
    Net Increase       $  2,679,870
                       ============
JANUS MID-CAP GROWTH:
  Sold                 $  2,115,065
  Reinvested                    375
  Redeemed                 (466,079)
                       ------------
    Net Increase       $  1,649,361
                       ============
MANAGED OTC:
  Sold                 $  2,712,064
  Redeemed               (1,220,872)
                       ------------
    Net Increase       $  1,491,192
                       ============
GROWTH + VALUE:
  Sold                 $  1,070,935
  Redeemed                 (100,961)
                       ------------
    Net Increase       $    969,974
                       ============
HEALTH SCIENCES:
  Sold                 $  1,864,412
  Redeemed                 (188,018)
                       ------------
    Net Increase       $  1,676,394
                       ============
CORE VALUE:
  Sold                 $    718,548
  Redeemed                 (178,137)
                       ------------
    Net Increase       $    540,411
                       ============
TAX MANAGED:
  Sold                 $     36,262
  Redeemed                     (296)
                       ------------
    Net Increase       $     35,966
                       ============
INTERNATIONAL GROWTH:
  Sold                 $  3,971,086
  Redeemed               (2,475,970)
                       ------------
    Net Increase       $  1,495,116
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 15,421,288
  Redeemed              (29,611,846)
                       ------------
    Net Decrease       $(14,190,558)
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
EQUITY INCOME:
  Sold                      3,989,959   $    53,809,860      4,802,718   $  65,920,190      2,740,320   $  37,044,971       703,791
  Reinvested                   58,859           811,547         88,271       1,224,884         38,584         534,976        27,158
  Redeemed                 (3,129,212)      (41,840,393)    (2,898,459)    (38,329,639)    (1,997,474)    (26,283,625)     (540,116)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              919,606   $    12,782,014      1,992,530   $  28,815,435        781,430   $  11,296,322       190,833
                       ==============   ===============   ============   =============   ============   =============   ===========
TOTAL RETURN BOND:
  Sold                     37,117,113   $   392,888,499     14,627,431   $ 153,978,835      8,104,139   $  85,147,517     1,426,290
  Reinvested                  228,915         2,424,414        451,818       4,739,581        149,778       1,572,630        92,556
  Redeemed                (32,306,179)     (341,703,919)    (5,347,126)    (56,272,329)    (4,066,342)    (42,576,371)     (689,132)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            5,039,849   $    53,608,994      9,732,123   $ 102,446,087      4,187,575   $  44,143,776       829,714
                       ==============   ===============   ============   =============   ============   =============   ===========
MONEY MARKET:
  Sold                  6,022,858,738   $ 6,022,858,738    310,893,862   $ 310,893,862    617,490,911   $ 617,490,911    59,703,370
  Reinvested                5,285,290         5,285,290      3,343,893       3,343,893      1,901,983       1,901,893       871,478
  Redeemed             (5,960,082,837)   (5,960,082,837)  (242,245,738)   (242,245,738)  (577,860,931)   (577,860,931)  (48,263,777)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase           68,061,191   $    68,061,191     71,992,017   $  71,992,017     41,531,963   $  41,531,963    12,311,071
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
EQUITY INCOME:
  Sold                 $  9,622,822
  Reinvested                376,862
  Redeemed               (7,125,009)
                       ------------
    Net Increase       $  2,874,675
                       ============
TOTAL RETURN BOND:
  Sold                 $ 15,071,632
  Reinvested                970,766
  Redeemed               (7,235,322)
                       ------------
    Net Increase       $  8,807,076
                       ============
MONEY MARKET:
  Sold                 $ 59,703,370
  Reinvested                871,478
  Redeemed              (48,263,777)
                       ------------
    Net Increase       $ 12,311,071
                       ============

     Transactions in shares of capital stock, for the year ended October 31, 2000, were as follows:

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
INTERNATIONAL SMALL
  CAP:
  Sold                     12,807,097   $   239,580,216      4,724,012   $ 101,368,857      5,015,645   $  96,391,466       700,416
  Reinvested                    9,275           180,857         30,156         582,879          9,118         175,966        13,170
  Redeemed                (10,174,977)     (188,436,603)    (1,012,698)    (20,243,505)    (3,221,813)    (58,898,861)     (155,331)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            2,641,395   $    51,324,470      3,741,470   $  81,708,231      1,802,950   $  37,668,571       558,255
                       ==============   ===============   ============   =============   ============   =============   ===========
PBHG SMALL-CAP
  GROWTH:
  Sold                     11,617,225   $   254,104,834      7,020,524   $ 157,217,856      3,323,649   $  74,282,388       964,361
  Reinvested                   18,111           449,514         40,624         993,271         17,540         430,284         8,036
  Redeemed                 (9,864,845)     (216,407,172)    (2,918,279)    (63,034,173)    (1,327,761)    (28,665,695)     (469,270)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,770,491   $    38,147,176      4,142,869   $  95,176,954      2,013,428   $  46,046,977       503,127
                       ==============   ===============   ============   =============   ============   =============   ===========
SMALL-CAP VALUE:
  Sold                      3,327,063   $    33,389,523      2,273,212   $  21,889,637      1,427,013   $  13,728,748       689,456
  Reinvested                   30,981           279,136         70,465         630,681         33,263         297,372        38,975
  Redeemed                 (2,392,723)      (24,321,764)    (1,081,326)    (10,119,417)      (990,763)     (9,329,648)     (532,889)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              965,321   $     9,346,895      1,262,351   $  12,400,901        469,513   $   4,696,472       195,542
                       ==============   ===============   ============   =============   ============   =============   ===========
STRATEGIC BALANCED:
  Sold                      1,825,680   $    24,149,265      3,773,058   $  49,500,592      1,766,292   $  23,117,064       631,319
  Reinvested                   52,423           695,468        109,737       1,454,488         36,724         486,481        31,322
  Redeemed                   (889,883)      (11,731,087)    (1,908,332)    (24,850,069)      (611,325)     (7,985,752)     (389,942)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              988,220   $    13,113,646      1,974,463   $  26,105,011      1,191,691   $  15,617,793       272,699
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
INTERNATIONAL SMALL
  CAP:
  Sold                 $ 14,944,520
  Reinvested                254,368
  Redeemed               (3,142,500)
                       ------------
    Net Increase       $ 12,056,388
                       ============
PBHG SMALL-CAP
  GROWTH:
  Sold                 $ 21,783,827
  Reinvested                197,118
  Redeemed              (10,320,480)
                       ------------
    Net Increase       $ 11,660,465
                       ============
SMALL-CAP VALUE:
  Sold                 $  6,519,233
  Reinvested                348,787
  Redeemed               (4,923,710)
                       ------------
    Net Increase       $  1,944,310
                       ============
STRATEGIC BALANCED:
  Sold                 $  8,262,971
  Reinvested                414,847
  Redeemed               (5,134,039)
                       ------------
    Net Increase       $  3,543,779
                       ============

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
HIGH YIELD BOND:
  Sold                      7,661,760   $    67,382,452      5,712,837   $  50,346,741      1,757,721   $  15,441,430     1,076,049
  Reinvested                  164,807         1,429,416        462,138       4,004,236        121,055       1,051,325       175,345
  Redeemed                 (7,519,231)      (65,835,702)    (4,480,918)    (39,333,401)    (1,749,002)    (15,355,866)   (1,314,572)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase/
      (Decrease)              307,336   $     2,976,166      1,694,057   $  15,017,576        129,774   $   1,136,889       (63,178)
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH:
  Sold                      2,828,715   $    49,247,797      3,869,645   $  65,749,281      1,334,290   $  22,760,212       834,779
  Reinvested                   17,197           278,910         49,819         801,574         14,226         228,172        24,017
  Redeemed                 (1,432,135)      (24,933,933)      (854,197)    (13,945,655)      (265,141)     (4,466,250)     (296,039)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,413,777   $    24,592,774      3,065,267   $  52,605,200      1,083,375   $  18,522,134       562,757
                       ==============   ===============   ============   =============   ============   =============   ===========
GROWTH AND INCOME:
  Sold                      2,533,834   $    32,593,280      4,595,956   $  58,751,764      2,739,397   $  35,115,514     1,082,232
  Redeemed                 (1,238,293)      (15,869,830)    (1,857,355)    (23,530,734)    (1,143,730)    (14,614,788)     (636,921)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,295,541   $    16,723,450      2,738,601   $  35,221,030      1,595,667   $  20,500,726       445,311
                       ==============   ===============   ============   =============   ============   =============   ===========
OVERSEAS GROWTH:
  Sold                     32,820,935   $   660,116,538      8,106,186   $ 163,137,157      9,268,898   $ 185,687,802     1,319,541
  Redeemed                (28,660,272)     (583,783,352)    (1,962,377)    (38,147,725)    (5,373,793)   (106,617,161)     (561,960)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            4,160,663   $    76,333,186      6,143,809   $ 124,989,432      3,895,105   $  79,070,641       757,581
                       ==============   ===============   ============   =============   ============   =============   ===========
MARSICO CAPITAL
  GROWTH:
  Sold                     46,794,537   $   792,513,384     19,228,446   $ 322,725,423      9,970,650   $ 167,840,709     2,360,098
  Redeemed                (39,294,381)     (669,185,051)    (5,080,360)    (85,089,230)    (2,811,926)    (47,073,580)     (788,671)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            7,500,156   $   123,328,333     14,148,086   $ 237,636,193      7,158,724   $ 120,767,129     1,571,427
                       ==============   ===============   ============   =============   ============   =============   ===========
NEUBERGER MID-CAP
  GROWTH:
  Sold                     14,522,063   $   354,085,906      7,986,503   $ 195,899,340      3,392,246   $  82,769,478     1,382,135
  Redeemed                (10,788,623)     (263,862,126)    (1,154,648)    (27,734,114)      (801,159)    (19,277,744)     (419,342)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            3,733,440   $    90,223,780      6,831,855   $ 168,165,226      2,591,087   $  63,491,734       962,793
                       ==============   ===============   ============   =============   ============   =============   ===========
MID-CAP VALUE:
  Sold                      2,560,058   $    33,788,542      3,234,416   $  42,062,550      1,383,363   $  17,936,881       460,926
  Reinvested                   12,567           153,814         35,064         427,088         13,172         160,568         7,891
  Redeemed                 (1,440,093)      (18,954,652)    (1,200,964)    (15,252,191)      (553,844)     (7,168,516)     (145,897)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,132,532   $    14,987,704      2,068,516   $  27,237,447        842,691   $  10,928,933       322,920
                       ==============   ===============   ============   =============   ============   =============   ===========
INTERNATIONAL EQUITY:
  Sold                      2,176,542   $    21,538,390      2,149,874   $  21,909,700      2,329,026   $  23,351,343       488,854
  Redeemed                   (735,439)       (6,896,029)      (112,192)     (1,122,274)      (947,218)     (9,488,948)      (49,249)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,441,103   $    14,642,361      2,037,682   $  20,787,426      1,381,808   $  13,862,395       439,605
                       ==============   ===============   ============   =============   ============   =============   ===========
MANAGED INDEX 500:
  Sold                      5,036,431   $    51,930,519      3,830,029   $  39,781,278      2,946,974   $  30,485,649       680,997
  Redeemed                 (3,138,625)      (33,079,610)      (495,275)     (5,091,324)      (473,450)     (4,945,937)     (194,743)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,897,806   $    18,850,909      3,334,754   $  34,689,954      2,473,524   $  25,539,712       486,254
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
HIGH YIELD BOND:
  Sold                 $  9,502,750
  Reinvested              1,522,108
  Redeemed              (11,558,614)
                       ------------
    Net Increase/
      (Decrease)       $   (533,756)
                       ============
GROWTH:
  Sold                 $ 14,184,690
  Reinvested                385,475
  Redeemed               (5,067,039)
                       ------------
    Net Increase       $  9,503,126
                       ============
GROWTH AND INCOME:
  Sold                 $ 13,754,575
  Redeemed               (8,027,453)
                       ------------
    Net Increase       $  5,727,122
                       ============
OVERSEAS GROWTH:
  Sold                 $ 26,436,877
  Redeemed              (10,955,598)
                       ------------
    Net Increase       $ 15,481,279
                       ============
MARSICO CAPITAL
  GROWTH:
  Sold                 $ 39,577,425
  Redeemed              (13,220,517)
                       ------------
    Net Increase       $ 26,356,908
                       ============
NEUBERGER MID-CAP
  GROWTH:
  Sold                 $ 33,695,105
  Redeemed              (10,267,281)
                       ------------
    Net Increase       $ 23,427,824
                       ============
MID-CAP VALUE:
  Sold                 $  5,804,052
  Reinvested                 95,935
  Redeemed               (1,833,932)
                       ------------
    Net Increase       $  4,066,055
                       ============
INTERNATIONAL EQUITY:
  Sold                 $  4,988,474
  Redeemed                 (508,809)
                       ------------
    Net Increase       $  4,479,665
                       ============
MANAGED INDEX 500:
  Sold                 $  7,106,862
  Redeemed               (2,047,649)
                       ------------
    Net Increase       $  5,059,213
                       ============

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
GROWTH WITH INCOME:
  Sold                        765,778   $     7,956,011      1,797,481   $  18,564,884        847,712   $   8,746,429       385,184
  Redeemed                    (85,466)         (891,309)      (285,092)     (2,928,633)      (221,362)     (2,302,120)      (58,864)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              680,312   $     7,064,702      1,512,389   $  15,636,251        626,350   $   6,444,309       326,320
                       ==============   ===============   ============   =============   ============   =============   ===========
SCUDDER SMALL-CAP
  GROWTH:
  Sold                      3,057,168   $    26,690,475      4,118,138   $  35,698,518      2,313,356   $  20,168,766       701,684
  Redeemed                   (930,699)       (7,961,339)      (650,708)     (5,503,618)      (488,104)     (4,103,984)     (142,644)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            2,126,469   $    18,729,136      3,467,430   $  30,194,900      1,825,252   $  16,064,782       559,040
                       ==============   ===============   ============   =============   ============   =============   ===========
ALL-CAP GROWTH:
  Sold                        403,359   $     3,987,855        448,423   $   4,376,540        501,352   $   4,855,214        41,214
  Redeemed                     (2,209)          (21,430)          (254)         (2,422)          (241)         (2,417)          (54)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              401,150   $     3,966,425        448,169   $   4,374,118        501,111   $   4,852,797        41,160
                       ==============   ===============   ============   =============   ============   =============   ===========
ALL-CAP VALUE:
  Sold                        148,347   $     1,476,422        334,002   $   3,320,257        307,364   $   3,050,188        21,146
  Redeemed                         (8)              (84)       (51,909)       (513,867)        (2,409)        (23,803)          (11)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              148,339   $     1,476,338        282,093   $   2,806,390        304,955   $   3,026,385        21,135
                       ==============   ===============   ============   =============   ============   =============   ===========
TECHNOLOGY:
  Sold                        539,801   $     5,325,680      1,317,183   $  12,644,995        802,003   $   7,703,770       118,104
  Redeemed                    (10,094)          (96,968)       (40,064)       (390,425)        (4,410)        (40,297)       (9,717)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              529,707   $     5,228,712      1,277,119   $  12,254,570        797,593   $   7,663,473       108,387
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS MID-CAP GROWTH:
  Sold                        312,558   $     3,084,789        891,050   $   8,664,047        474,314   $   4,691,643        73,600
  Redeemed                     (5,912)          (59,067)        (5,868)        (58,444)       (25,139)       (249,707)       (6,041)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              306,646   $     3,025,722        885,182   $   8,605,603        449,175   $   4,441,936        67,559
                       ==============   ===============   ============   =============   ============   =============   ===========
MANAGED OTC:
  Sold                        925,841   $     8,461,483      1,492,784   $  12,985,960        850,298   $   7,516,285       111,631
  Redeemed                    (68,335)         (657,728)       (27,609)       (240,507)        (6,417)        (50,930)       (9,968)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase              857,506   $     7,803,755      1,465,175   $  12,745,453        843,881   $   7,465,355       101,663
                       ==============   ===============   ============   =============   ============   =============   ===========
INTERNATIONAL GROWTH:
  Sold                      3,685,629   $    42,946,635      2,073,513   $  25,607,077      3,786,526   $  45,057,242       379,206
  Redeemed                 (2,275,120)      (26,557,398)      (321,266)     (3,928,250)    (2,719,694)    (32,343,113)     (191,223)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,410,509   $    16,389,237      1,752,247   $  21,678,827      1,066,832   $  12,714,129       187,983
                       ==============   ===============   ============   =============   ============   =============   ===========
JANUS CAPITAL GROWTH:
  Sold                     67,765,191   $ 1,722,816,087     35,111,918   $ 800,772,342     13,392,061   $ 306,616,819     3,402,035
  Redeemed                (58,102,228)   (1,472,804,685)    (9,658,218)   (216,057,797)    (3,853,444)    (85,339,720)   (1,699,527)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            9,662,963   $   250,011,402     25,453,700   $ 584,714,545      9,538,617   $ 221,277,099     1,702,508
                       ==============   ===============   ============   =============   ============   =============   ===========
EQUITY INCOME:
  Sold                      2,463,635   $    34,440,615      5,357,013   $  74,597,178      2,197,651   $  30,586,322       931,867
  Reinvested                   76,367         1,046,979        154,211       2,120,144         65,362         898,003        62,985
  Redeemed                 (1,129,186)      (15,771,907)    (1,838,992)    (25,564,968)      (880,255)    (12,265,206)     (559,825)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,410,816   $    19,715,687      3,672,232   $  51,152,354      1,382,758   $  19,219,119       435,027
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
GROWTH WITH INCOME:
  Sold                 $  3,977,770
  Redeemed                 (614,394)
                       ------------
    Net Increase       $  3,363,376
                       ============
SCUDDER SMALL-CAP
  GROWTH:
  Sold                 $  6,122,398
  Redeemed               (1,244,463)
                       ------------
    Net Increase       $  4,877,935
                       ============
ALL-CAP GROWTH:
  Sold                 $    403,314
  Redeemed                     (521)
                       ------------
    Net Increase       $    402,793
                       ============
ALL-CAP VALUE:
  Sold                 $    212,003
  Redeemed                     (104)
                       ------------
    Net Increase       $    211,899
                       ============
TECHNOLOGY:
  Sold                 $  1,156,125
  Redeemed                  (92,829)
                       ------------
    Net Increase       $  1,063,296
                       ============
JANUS MID-CAP GROWTH:
  Sold                 $    732,509
  Redeemed                  (60,010)
                       ------------
    Net Increase       $    672,499
                       ============
MANAGED OTC:
  Sold                 $    964,034
  Redeemed                  (87,707)
                       ------------
    Net Increase       $    876,327
                       ============
INTERNATIONAL GROWTH:
  Sold                 $  4,716,854
  Redeemed               (2,374,873)
                       ------------
    Net Increase       $  2,341,981
                       ============
JANUS CAPITAL GROWTH:
  Sold                 $ 77,631,535
  Redeemed              (38,394,825)
                       ------------
    Net Increase       $ 39,236,710
                       ============
EQUITY INCOME:
  Sold                 $ 12,964,175
  Reinvested                864,057
  Redeemed               (7,717,754)
                       ------------
    Net Increase       $  6,110,478
                       ============

                                   CLASS A                          CLASS B                        CLASS C                CLASS X
                       --------------------------------   ----------------------------   ----------------------------   -----------
                           SHARES           AMOUNT           SHARES         AMOUNT          SHARES         AMOUNT         SHARES
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
TOTAL RETURN BOND:
  Sold                      8,427,489   $    85,030,125      6,191,385   $  61,743,996      2,252,744   $  22,533,321       987,735
  Reinvested                  130,183         1,313,955        380,032       3,797,190        114,601       1,144,189        99,949
  Redeemed                 (7,429,467)      (74,941,607)    (4,799,508)    (47,779,577)    (2,243,870)    (22,445,065)     (942,213)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase            1,128,205   $    11,402,473      1,771,909   $  17,761,609        123,475   $   1,232,445       145,471
                       ==============   ===============   ============   =============   ============   =============   ===========
MONEY MARKET:
  Sold                  3,522,612,378   $ 3,522,612,378    275,152,239   $ 275,152,239    331,393,211   $ 331,393,211    74,570,286
  Reinvested                3,089,814         3,089,814      2,863,105       2,863,105      1,148,712       1,148,712       817,501
  Redeemed             (3,460,113,146)   (3,460,113,146)  (281,231,828)   (281,231,828)  (329,723,782)   (329,723,782)  (85,140,800)
                       --------------   ---------------   ------------   -------------   ------------   -------------   -----------
    Net Increase/
      (Decrease)           65,589,046   $    65,589,046     (3,216,484)  $  (3,216,484)     2,818,141   $   2,818,141    (9,753,013)
                       ==============   ===============   ============   =============   ============   =============   ===========

                         CLASS X
                       ------------
                          AMOUNT
                       ------------
TOTAL RETURN BOND:
  Sold                 $  9,891,796
  Reinvested                999,014
  Redeemed               (9,424,627)
                       ------------
    Net Increase       $  1,466,183
                       ============
MONEY MARKET:
  Sold                 $ 74,570,286
  Reinvested                817,501
  Redeemed              (85,140,800)
                       ------------
    Net Increase/
      (Decrease)       $ (9,753,013)
                       ============

5. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

CAPITAL LOSS CARRYFORWARDS -- At October 31, 2001, the following Funds had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                      EXPIRING IN
                            ----------------------------------------------------------------
                             2005        2006         2007           2008           2009
                            -------   ----------   -----------   ------------   ------------
International Small Cap...  $    --   $       --   $        --   $ 36,534,512   $ 57,123,055
PBHG Small-Cap Growth.....       --           --            --     32,685,457     85,158,694
Strategic Balanced........       --           --            --      1,622,189      8,074,458
High Yield Bond...........    4,183       17,619       327,379      1,538,529     13,149,572
Growth....................       --           --            --             --     49,045,320
Overseas Growth...........       --    2,242,636     3,428,829      3,770,566    118,198,630
Marsico Capital Growth....       --      682,762     7,950,369     43,400,517    137,802,459
Neuberger Mid-Cap Growth..       --           --     1,874,798      7,545,394    134,152,765
International Equity......       --           --            --      3,689,149     14,623,752
Managed Index 500.........       --           --            --             --      9,737,483
Growth with Income........       --           --            --        900,804      5,991,194
Scudder Small-Cap Growth..       --           --            --      6,178,761     30,048,813
All-Cap Growth............       --           --            --        209,132      7,393,380
Technology................       --           --            --        195,454     17,178,543
Janus Mid-Cap Growth......       --           --            --         17,950     15,446,744
Managed OTC...............       --           --            --      1,097,897     13,155,667
Growth + Value............       --           --            --             --         73,985
Health Sciences...........       --           --            --             --         35,228
Tax Managed...............       --           --            --             --         41,359
International Growth......       --       73,332        49,869      1,639,901     22,928,687
Janus Capital Growth......   38,807    4,789,881    52,015,103    304,073,150    384,441,491
Equity Income.............       --           --            --        885,606     12,892,699

6. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NON-FEEDER FUNDS -- Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the period ended October 31, 2001, were as follows:

                                           PURCHASES           SALES
                                         --------------    --------------
International Small-Cap                  $  668,145,699    $  684,038,885
PBHG Small-Cap Growth                       213,650,148       284,534,872
Small-Cap Value                             129,844,470        87,125,511
Strategic Balanced                          162,566,047       143,535,684
High Yield Bond                              68,058,497        39,137,719
Growth                                      160,098,902       141,620,621
Growth and Income                           362,746,291       265,235,048
Overseas Growth                             235,887,863       298,555,509
Marsico Capital Growth                    1,054,907,281     1,039,048,371
Neuberger Mid-Cap Growth                    375,917,452       337,192,168
Mid-Cap Value                               445,740,251       353,206,632
International Equity                         68,005,001        45,478,224
Managed Index 500                            83,095,683        28,962,543
Growth with Income                           50,710,421        25,269,803
Scudder Small-Cap Growth                     78,904,213        60,456,259
All-Cap Growth                               50,731,025        17,679,264
All-Cap Value                                93,519,137        30,755,509
Technology                                   57,778,456        20,567,715
Janus Mid-Cap Growth                         62,283,167        38,236,553
Managed OTC                                  40,416,750        14,338,140
Growth + Value                               10,083,071           678,164
Health Sciences                              15,613,319         2,311,345
Core Value                                    9,600,871           478,783
Tax Managed                                   3,169,713           207,088

     Purchases and sales of U.S. government securities, for the year ended October 31, 2001, were as follows:

                                           PURCHASES           SALES
                                         --------------    --------------
Strategic Balanced                          $82,510,383       $75,314,659
High Yield Bond                                 260,688            42,375
Marsico Capital Growth                       40,803,581        40,728,941

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

     At October 31, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Non-Feeder Funds, for federal income tax purposes, were as follows:

                                                                                NET
                                              GROSS           GROSS          UNREALIZED
                             AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                COST       APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                            ------------   ------------   --------------   --------------
International Small-Cap     $ 67,769,447   $ 2,695,249     $ (3,948,850)    $ (1,253,601)
PBHG Small-Cap Growth        148,097,144    16,354,176       (9,506,529)       6,847,647
Small-Cap Value              163,522,465    13,845,744      (18,892,854)      (5,047,110)
Strategic Balanced           182,685,572     9,047,664      (14,492,321)      (5,444,657)
High Yield Bond              164,930,329     3,260,815      (32,784,946)     (29,524,131)
Growth                       138,145,099     5,675,493      (22,780,037)     (17,104,544)
Growth and Income            341,846,673    20,647,298      (38,941,298)     (18,294,000)
Overseas Growth              274,288,172    14,899,100      (41,920,076)     (27,020,976)
Marsico Capital Growth       690,519,473    50,114,225      (59,628,929)      (9,514,704)
Neuberger Mid-Cap Growth     234,308,675    19,410,004      (28,384,593)      (8,974,589)
Mid-Cap Value                195,457,044     9,078,677      (13,092,226)      (4,013,549)
International Equity          53,417,969     1,694,472       (6,677,961)      (4,983,489)
Managed Index 500            138,461,761     4,862,504      (28,423,667)     (23,561,163)
Growth with Income            48,936,916     1,596,225       (4,949,573)      (3,353,348)
Scudder Small-Cap Growth      55,963,713     5,792,833       (6,949,585)      (1,156,752)
All-Cap Growth                35,403,731     1,457,875       (4,352,296)      (2,894,421)
All-Cap Value                 78,748,564     1,796,834      (10,769,994)      (8,973,160)
Technology                    44,967,111       380,687      (17,667,286)     (17,286,599)
Janus Mid-Cap Growth          26,192,022       368,608       (5,659,406)      (5,290,798)
Managed OTC                   51,387,171       414,847      (23,695,961)     (23,281,114)
Growth + Value                 9,688,765       117,371         (709,795)        (592,424)
Health Sciences               15,625,208       648,565         (319,035)         329,530
Core Value                     9,736,074       155,075         (609,190)        (454,115)
Tax Managed                    3,184,161        46,707         (320,703)        (273,996)

7. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, for the year ended October 31, 2001, were as follows:

                                                     TECHNOLOGY
                                               ----------------------
                                               NUMBER OF
                                               CONTRACTS     PREMIUM
                                               ---------    ---------
Balance at beginning of year                        --      $      --
Written                                          1,666        454,789
Expired                                           (499)      (139,977)
Exercised                                          (75)       (23,563)
Closed                                            (623)      (172,095)
                                                 -----      ---------
Balance at end of year                             469      $ 119,154
                                                 =====      =========

     At October 31, 2001, Technology had sufficient cash and/or securities at least equal to the value of written options.

8. LINE OF CREDIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ALL FUNDS -- The Funds and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Fund, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. For the year ended October 31, 2001, there were no borrowings under the agreement by the Company.

                                            AMERICAN SKANDIA ADVISOR FUNDS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of American Skandia Advisor Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ASAF Founders International Small Capitalization Fund, ASAF PBHG Small-Cap Growth Fund, ASAF Gabelli Small-Cap Value Fund, ASAF American Century Strategic Balanced Fund, ASAF Federated High Yield Bond Fund, ASAF Alliance Growth Fund, ASAF Alliance Growth and Income Fund, ASAF Janus Overseas Growth Fund, ASAF Marsico Capital Growth Fund, ASAF Neuberger Berman Mid-Cap Growth Fund, ASAF Neuberger Berman Mid-Cap Value Fund, ASAF AIM International Equity Fund, ASAF Sanford Bernstein Managed Index 500 Fund, ASAF MFS Growth with Income Fund, ASAF Scudder Small-Cap Growth Fund, ASAF Alger All-Cap Growth Fund, ASAF Gabelli All-Cap Value Fund, ASAF INVESCO Technology Fund, ASAF Janus Mid-Cap Growth Fund, ASAF ProFund Managed OTC Fund, ASAF Alliance/Bernstein Growth + Value Fund, ASAF INVESCO Health Sciences Fund, ASAF Sanford Bernstein Core Value Fund, ASAF T.Rowe Price Tax Managed Fund, ASAF American Century International Growth Fund, ASAF Janus Capital Growth Fund, ASAF INVESCO Equity Income Fund, ASAF PIMCO Total Return Bond Fund and ASAF Money Market Fund (constituting American Skandia Advisor Funds, Inc., hereafter referred to as the "Company") at October 31, 2001, the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 14, 2001

                      [This page intentionally left blank]

                         AMERICAN SKANDIA MASTER TRUST
                            SCHEDULES OF INVESTMENTS
                                OCTOBER 31, 2001
              ASMT AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                      ASMT JANUS CAPITAL GROWTH PORTFOLIO
                      ASMT INVESCO EQUITY INCOME PORTFOLIO
                     ASMT PIMCO TOTAL RETURN BOND PORTFOLIO
                          ASMT MONEY MARKET PORTFOLIO

ASMT AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
FOREIGN STOCK -- 96.1%
  AUSTRALIA -- 0.7%
    National Australia
      Bank Ltd.               21,596    $    333,131
    News Corp. Ltd. [ADR]      6,400         176,128
                                        ------------
                                             509,259
                                        ------------
  BELGIUM -- 0.8%
    Dexia                     35,101         542,185
                                        ------------
  BERMUDA -- 2.6%
    Tyco International
      Ltd.                    36,600       1,798,524
                                        ------------
  CANADA -- 2.6%
    Biovail Corp.*            10,367         489,944
    Canadian Pacific
      Railway Ltd.*           10,376         174,939
    Celestica, Inc.*           8,300         284,856
    Fairmont Hotels &
      Resorts, Inc.*           5,188          92,606
    Suncor Energy, Inc.       15,300         466,734
    Talisman Energy, Inc.      8,012         282,031
                                        ------------
                                           1,791,110
                                        ------------
  DENMARK -- 5.8%
    Danske Bank AS            71,800       1,063,814
    ISS AS*                    6,186         291,796
    Novo Nordisk AS Cl-B      59,248       2,404,206
    Vestas Wind Systems
      AS                       9,247         290,790
                                        ------------
                                           4,050,606
                                        ------------
  FINLAND -- 0.2%
    Sonera Group Oyj          30,076         171,199
                                        ------------
  FRANCE -- 11.8%
    Accor SA                  15,345         481,928
    Altran Technologies
      SA                       4,543         208,678
    Aventis SA                31,600       2,326,689
    Carrefour Supermarche
      SA                       3,754         192,215
    L' Air Liquide SA          2,781         375,212
    Lafarge SA                 3,519         312,824
    Sanofi-Synthelabo SA      14,229         938,741
    Suez Lyonnaise des
      Eaux SA                 44,300       1,393,689
    Total FinaELF SA Cl-B      6,400         899,225
    Vinci SA                   9,500         573,274
    Vivendi Environment
      SA                      12,800         492,383
                                        ------------
                                           8,194,858
                                        ------------
  GERMANY -- 5.3%
    Allianz AG                 4,960       1,169,539
    Altana AG                  6,472         303,114

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Bayerische Motoren
      Werke AG                11,001    $    327,368
    E.On AG                   15,512         808,928
    Henkel KGAA                6,600         390,725
    KarstadtQuelle AG          2,246          72,217
    Muenchener
      Rueckversicherungs-
      Gesellschaft AG
      144A                     2,414         638,130
                                        ------------
                                           3,710,021
                                        ------------
  HONG KONG -- 0.4%
    China Mobile Ltd.*        95,000         288,043
                                        ------------
  IRELAND -- 0.4%
    CRH PLC                   17,958         278,195
                                        ------------
  ITALY -- 4.8%
    Alleanza
      Assicurazioni SPA       37,300         384,661
    Autostrade SPA           129,100         811,606
    Ente Nazionale
      Idrocarburi SPA         68,300         856,295
    Mediaset SPA              50,736         331,297
    Riunione Adriatica di
      Sicurta SPA             39,900         479,034
    Telecom Italia SPA       102,800         498,126
                                        ------------
                                           3,361,019
                                        ------------
  JAPAN -- 10.7%
    Acom Co. Ltd               4,200         350,672
    Canon, Inc.               17,000         494,424
    Honda Motor Co. Ltd.      17,700         634,802
    Ito-Yokado Co. Ltd.        5,000         220,579
    Itochu Tecno-Science
      Corp.                    3,600         243,519
    Japan Tobacco, Inc.           48         313,713
    Kao Corp.                 16,000         379,069
    Mitsubishi Heavy
      Industries Ltd.        108,000         363,515
    Murata Manufacturing
      Co. Ltd.                 4,100         257,244
    Nintendo Co. Ltd.         10,800       1,665,815
    Nomura Securities Co.
      Ltd.                    16,000         210,449
    NTT Mobile
      Communication
      Network, Inc.               51         691,639
    Shionogi & Co. Ltd.       18,000         322,046
    Takeda Chemical
      Industries Ltd.          8,000         387,566
    Tokio Marine & Fire
      Insurance Co. Ltd.      59,000         482,488
    Toyota Motor Corp.         9,400         228,079
    Yamato Transport Co.
      Ltd.                    12,000         224,991
                                        ------------
                                           7,470,610
                                        ------------

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
KOREA -- 2.1%
    Hyundai Motor Co.
      Ltd.                    26,940    $    432,705
    Kookmin Bank*             13,279         346,252
    Korea Electric Power
      Corp.                   14,900         234,718
    Samsung Electronics
      Co.                        990         132,637
    SK Telecom Co. Ltd.
      [ADR]                   13,300         280,364
                                        ------------
                                           1,426,676
                                        ------------
  MEXICO -- 0.5%
    Telefonos de Mexico
      SA Cl-L                 10,699         364,408
                                        ------------
  NETHERLANDS -- 7.2%
    Fortis (NL) NV            10,000         236,875
    ING Groep NV              51,040       1,273,368
    Koninklijke (Royal)
      Philips Electronics
      NV*                      7,291         164,412
    Koninklijke Ahold NV      83,411       2,348,421
    TNT Post Group NV         22,438         438,942
    Unilever NV                6,821         357,548
    Wolters Kluwer NV          9,001         189,053
                                        ------------
                                           5,008,619
                                        ------------
  SPAIN -- 1.0%
    Banco Popular Espanol
      SA                      19,700         661,818
                                        ------------
  SWEDEN -- 1.0%
    Hennes & Mauritz AB
      Cl-B                    12,600         220,963
    Nordbanken Holding
      Co. AB                  16,818          74,485
    Securitas AB Cl-B         24,995         417,178
                                        ------------
                                             712,626
                                        ------------
  SWITZERLAND -- 6.1%
    Credit Suisse Group       31,200       1,140,709
    Julius Baer Holdings
      AG Cl-B                    570         174,189
    Nestle SA                  5,092       1,057,143
    Novartis AG                9,298         348,202
    Swiss Reinsurance          6,623         681,412
    Swiss Reinsurance
      Rights                   6,623               0
    Swisscom AG                1,206         334,943
    UBS AG                    11,076         515,177
                                        ------------
                                           4,251,775
                                        ------------

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
  TAIWAN -- 1.0%
    Hon Hai Precision
      Industry Co. Ltd.       92,000    $    341,086
    Taiwan Semiconductor
      Manufacturing Co.
      Ltd.*                  203,000         358,668
                                        ------------
                                             699,754
                                        ------------
  UNITED KINGDOM -- 31.1%
    AMVESCAP PLC              11,900         141,912
    Barclays PLC              47,217       1,421,435
    BP PLC                    66,300         535,136
    British Aerospace PLC    154,700         751,440
    British American
      Tobacco PLC            131,104       1,143,997
    British Sky
      Broadcasting PLC*       37,700         422,172
    British
      Telecommunications
      PLC                     93,691         474,171
    Canary Wharf Finance
      PLC*                    46,861         301,737
    Capital Group PLC         63,400         401,085
    Centrica PLC             182,537         581,370
    Compass Group PLC        130,742         953,551
    Diageo PLC                95,100         949,465
    Dixons Group PLC         100,500         308,394
    Exel PLC                  33,026         329,487
    GlaxoSmithKline PLC
      [ADR]                   40,407       2,153,694
    Great Universal
      Stores PLC              54,500         385,996
    Hanson PLC                49,300         337,696
    HSBC Holdings PLC         49,000         536,954
    Lloyds TSB Group PLC      60,400         609,613
    Next PLC                  69,772         881,777
    Pearson PLC               29,800         356,676
    Prudential PLC            27,600         289,001
    Reckitt Benckiser PLC     59,481         830,438
    Reed International
      PLC                    151,000       1,236,355
    Rentokil Initial PLC      81,717         294,134
    Royal & Sun Alliance
      Insurance Group PLC    118,453         644,281
    Royal Bank of
      Scotland Group PLC      36,998         885,120
    Safeway PLC               30,591         155,711
    Smith and Nephew PLC     123,000         691,820
    Tesco PLC                301,641       1,063,800
    Vodafone Group PLC       543,701       1,257,231
    WPP Group PLC             29,481         266,894
                                        ------------
                                          21,592,543
                                        ------------
TOTAL FOREIGN STOCK
  (Cost $68,416,813)                      66,883,848
                                        ------------

ASMT AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
U.S. STOCK -- 0.9%
  ENERGY SERVICES -- 0.5%
    PanCanadian Energy
      Corp.*                  14,194    $    393,174
                                        ------------
  INSURANCE -- 0.4%
    AFLAC, Inc.               10,800         264,168
                                        ------------
TOTAL U.S. STOCK
  (Cost $725,966)                            657,342
                                        ------------
                              PAR
                             (000)
                             -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
    Federal Home Loan Bank
      2.46%, 11/01/01
  (Cost $500,000)          $     500         500,000
                                        ------------
                            SHARES
                            ------
SHORT-TERM INVESTMENTS -- 0.2%
    JP Morgan Prime II
      Money Market Fund
  (Cost $129,504)            129,504         129,504
                                        ------------
TOTAL INVESTMENTS --97.9%
  (Cost $69,772,283)                      68,170,694
OTHER ASSETS LESS
  LIABILITIES -- 2.1%                      1,431,448
                                        ------------
NET ASSETS -- 100.0%                    $ 69,602,142
                                        ============

Foreign currency exchange contracts outstanding at October 31, 2001:

SETTLEMENT          CONTRACTS TO     IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH       TYPE       DELIVER           FOR       AT VALUE     DEPRECIATION
-----------------------------------------------------------------------------
11/01        Buy   GBP     302,382    $440,172     $439,758        $ (414)
                                      ========     ========        ======

SETTLEMENT          CONTRACTS TO     IN EXCHANGE   CONTRACTS     UNREALIZED
MONTH       TYPE       DELIVER           FOR       AT VALUE     APPRECIATION
-----------------------------------------------------------------------------
11/01              EUR      68,741    $ 62,114     $ 61,907        $  207
            Sell
11/01              JPY  31,711,516     260,349      259,098         1,251
            Sell
11/01              SEK     830,097      78,108       78,068            40
            Sell
                                      --------     --------        ------
                                      $400,571     $399,073        $1,498
                                      ========     ========        ======

The following is a breakdown of the foreign stock portion of the Fund, by industry classification, as of October 31, 2001. Percentages are based on net assets. (Unaudited)

INDUSTRY
--------
Advertising                                   0.4%
Aerospace                                     1.1%
Agriculture                                   2.1%
Automobile Manufacturers                      2.3%
Beverages                                     1.4%
Broadcasting                                  2.1%
Building Materials                            1.3%
Business Services                             2.2%
Chemicals                                     0.5%
Computer Hardware                             0.8%
Construction                                  1.1%
Consumer Products & Services                  3.9%
Electronic Components & Equipment             2.8%
Entertainment & Leisure                       2.4%
Environmental Services                        1.1%
Financial - Bank & Trust                     11.9%
Financial Services                            1.4%
Food                                          8.8%
Hotels & Motels                               0.8%
Insurance                                     8.7%
Machinery & Equipment                         3.1%
Office Equipment                              0.7%
Oil & Gas                                     5.3%
Pharmaceuticals                              13.9%
Printing & Publishing                         1.8%
Real Estate                                   0.4%
Retail & Merchandising                        3.0%
Semiconductors                                0.5%
Telecommunications                            6.3%
Transportation                                1.7%
Utilities                                     2.3%
                                             -----
TOTAL                                        96.1%
                                             =====

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.
 170

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT JANUS CAPITAL GROWTH PORTFOLIO

----------------------------------------------------
                           SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 90.2%
  BEVERAGES -- 5.3%
    Coca-Cola Co.         1,165,645   $   55,811,083
                                      --------------
  COMPUTER SERVICES & SOFTWARE -- 7.4%
    Microsoft Corp.*        944,400       54,916,860
    Veritas Software
      Corp.*sec.            821,128       23,303,613
                                      --------------
                                          78,220,473
                                      --------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 9.7%
    Aether Systems,
      Inc.*                 837,870        5,839,954
    Flextronics
      International
      Ltd.*               1,779,565       35,413,344
    General Electric
      Co.                 1,700,860       61,928,312
                                      --------------
                                         103,181,610
                                      --------------
  ENTERTAINMENT & LEISURE -- 17.6%
    AOL Time Warner,
      Inc.*               4,399,805      137,317,913
    Viacom, Inc.
      Cl-B*sec.           1,328,819       48,515,182
                                      --------------
                                         185,833,095
                                      --------------
  FINANCIAL -- BANK & TRUST -- 0.4%
    Wells Fargo & Co.       117,245        4,631,178
                                      --------------
  FINANCIAL SERVICES -- 13.1%
    Citigroup, Inc.         869,320       39,571,446
    Goldman Sachs Group,
      Inc.sec.              586,475       45,838,886
    Merrill Lynch & Co.,
      Inc.sec.              491,590       21,487,399
    Schwab, (Charles)
      Corp.               2,384,830       30,716,610
                                      --------------
                                         137,614,341
                                      --------------
  INSURANCE -- 6.8%
    American
      International
      Group, Inc.           752,345       59,134,317
    Marsh & McLennan
      Companies, Inc.       137,495       13,302,641
                                      --------------
                                          72,436,958
                                      --------------
  OIL & GAS -- 6.3%
    BP PLC [ADR]            319,595       15,449,222
    ExxonMobil Corp.      1,310,845       51,712,836
                                      --------------
                                          67,162,058
                                      --------------
  PERSONAL SERVICES -- 0.7%
    Cendant Corp.*sec.      607,080        7,867,757
                                      --------------
  PHARMACEUTICALS -- 11.4%
    Genentech, Inc.*sec.    468,990       24,504,728
    Lilly, (Eli) & Co.      682,630       52,221,194
    Pfizer, Inc.          1,048,584       43,935,670
                                      --------------
                                         120,661,592
                                      --------------
  RETAIL & MERCHANDISING -- 2.8%
    Home Depot, Inc.        784,805       30,003,095
                                      --------------
  SEMICONDUCTORS -- 0.9%
    Texas Instruments,
      Inc.                  322,890        9,037,691
                                      --------------

----------------------------------------------------
                           SHARES         VALUE
----------------------------------------------------
  TELECOMMUNICATIONS -- 7.8%
    EchoStar
      Communications
      Corp. Cl-A*sec.       467,065   $   10,831,237
    Nokia Corp. Cl-A
      [ADR]sec.           3,121,705       64,026,170
    QUALCOMM, Inc.*         161,280        7,910,784
                                      --------------
                                          82,768,191
                                      --------------
TOTAL COMMON STOCK
  (Cost $1,081,317,587)                  955,229,122
                             PAR
                            (000)
                            -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.2%
    Federal Home Loan Bank
      3.52%, 12/14/01     $  10,000        9,973,125
                                      --------------
    Federal Home Loan Mortgage Corp.
      3.50%, 01/03/02        15,000       14,947,500
                                      --------------
    Federal National Mortgage Assoc.
      3.41%, 07/12/02         5,000        4,932,180
      3.48%, 07/26/02        15,000       14,785,290
                                      --------------
                                          19,717,470
                                      --------------
  (Cost $44,359,107)                      44,638,095
                                      --------------
CORPORATE OBLIGATIONS -- 0.0%
  ENTERTAINMENT & LEISURE
    Venetian Casino Resort LLC
      12.25%, 11/15/04
  (Cost $275,406)               275          250,938
                                      --------------
COMMERCIAL PAPER -- 5.6%
    CIT Group Holdings, Inc.
      2.62%, 11/01/01        50,000       50,000,000
    Household Finance, Inc.
      2.62%, 11/01/01         9,300        9,300,000
                                      --------------
  (Cost $59,300,000)                      59,300,000
                                      --------------
                           SHARES
                          ---------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund              45,671           45,671
    Temporary Investment
      Fund                   45,670           45,670
                                      --------------
  (Cost $91,341)                              91,341
                                      --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,185,343,441)                1,059,509,496
OTHER ASSETS LESS
  LIABILITIES -- 0.0%                          4,160
                                      --------------
NET ASSETS -- 100.0%                  $1,059,513,656
                                      ==============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the

Schedules of Investments.

See Notes to Financial Statements.

ASMT INVESCO EQUITY INCOME PORTFOLIO

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
COMMON STOCK -- 76.3%
  ADVERTISING -- 0.7%
    Omnicom Group,
      Inc.sec.                30,500    $  2,341,790
                                        ------------
  AEROSPACE -- 1.9%
    General Dynamics
      Corp.                   22,000       1,795,200
    General Motors Corp.
      Cl-H*                  170,000       2,337,500
    Northrop Grumman
      Corp.sec.               20,000       1,999,000
                                        ------------
                                           6,131,700
                                        ------------
  AUTOMOBILE MANUFACTURERS -- 0.8%
    General Motors
      Corp.sec.               59,500       2,458,540
                                        ------------
  BEVERAGES -- 2.1%
    Anheuser-Busch
      Companies, Inc.         84,200       3,507,772
    Coors, (Adolph) Co.
      Cl-B                    60,000       2,985,000
                                        ------------
                                           6,492,772
                                        ------------
  BROADCASTING -- 0.7%
    Liberty Media Corp.
      Cl-A*sec.              200,000       2,338,000
                                        ------------
  CHEMICALS -- 1.6%
    Dow Chemical Co.         150,000       4,987,500
                                        ------------
  COMPUTER HARDWARE -- 1.1%
    International
      Business Machines
      Corp.                   33,000       3,566,310
                                        ------------
  COMPUTER SERVICES & SOFTWARE -- 1.2%
    Microsoft Corp.*          67,000       3,896,050
                                        ------------
  CONGLOMERATES -- 1.1%
    Minnesota Mining &
      Manufacturing
      Co.sec.                 32,400       3,381,912
                                        ------------
  CONSUMER PRODUCTS & SERVICES -- 1.5%
    Gillette Co.sec.         150,000       4,663,500
                                        ------------
  ELECTRONIC COMPONENTS & EQUIPMENT -- 1.6%
    General Electric Co.     130,000       4,733,300
                                        ------------
  ENTERTAINMENT & LEISURE -- 1.1%
    AOL Time Warner,
      Inc.*                   60,000       1,872,600
    Harrah's
      Entertainment,
      Inc.*                   60,000       1,747,800
                                        ------------
                                           3,620,400
                                        ------------
  FINANCIAL -- BANK & TRUST -- 6.3%
    Bank of New York
      Co., Inc.              120,100       4,084,601
    Charter One
      Financial, Inc.        104,874       2,857,817

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    FleetBoston
      Financial Corp.         90,000    $  2,957,400
    J.P. Morgan Chase &
      Co.                    174,000       6,152,640
    Wells Fargo & Co.        100,000       3,950,000
                                        ------------
                                          20,002,458
                                        ------------
  FINANCIAL SERVICES -- 5.5%
    Citigroup, Inc.          140,000       6,372,800
    Lehman Brothers
      Holdings, Inc.          65,000       4,059,900
    Morgan Stanley Dean
      Witter & Co.            60,000       2,935,200
    Stilwell Financial,
      Inc.sec.               200,000       4,022,000
                                        ------------
                                          17,389,900
                                        ------------
  FOOD -- 4.3%
    General Mills, Inc.       81,300       3,733,296
    Heinz, (H.J.) Co.         92,900       3,942,676
    Kellogg Co.              111,700       3,406,850
    Tasty Baking Co.         140,000       2,380,000
                                        ------------
                                          13,462,822
                                        ------------
  INSURANCE -- 3.7%
    Allmerica Financial
      Corp.                  115,000       4,485,000
    John Hancock
      Financial
      Services, Inc.         110,000       3,748,800
    MetLife, Inc.sec.        120,000       3,228,000
    Ohio Casualty Corp.       13,000         198,250
                                        ------------
                                          11,660,050
                                        ------------
  MACHINERY & EQUIPMENT -- 2.3%
    Danaher Corp.sec.         64,900       3,617,526
    Illinois Tool Works,
      Inc.sec.                64,100       3,666,520
                                        ------------
                                           7,284,046
                                        ------------
  METALS & MINING -- 1.6%
    Alcoa, Inc.              118,000       3,807,860
    Phelps Dodge
      Corp.sec.               44,900       1,302,100
                                        ------------
                                           5,109,960
                                        ------------
  OFFICE -- 1.0%
    Mack-Cali Realty
      Corp. [REIT]           100,000       3,100,000
                                        ------------
  OIL & GAS -- 8.4%
    Apache Corp.sec.          75,400       3,890,640
    BP PLC [ADR]              80,000       3,867,200
    ExxonMobil Corp.         170,000       6,706,500
    National Fuel Gas
      Co.                    140,000       3,277,400
    Royal Dutch
      Petroleum Co.           57,900       2,924,529

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Schlumberger
      Ltd.sec.                50,000    $  2,421,000
    Unocal Corp.             110,000       3,542,000
                                        ------------
                                          26,629,269
                                        ------------
  PAPER & FOREST PRODUCTS -- 3.0%
    Bowater, Inc.sec.         85,000       3,801,200
    International Paper
      Co.                     70,000       2,506,000
    Temple-Inland, Inc.       64,000       3,199,360
                                        ------------
                                           9,506,560
                                        ------------
  PHARMACEUTICALS -- 7.7%
    American Home
      Products Corp.         120,000       6,699,600
    Merck & Co., Inc.         57,700       3,681,837
    Pfizer, Inc.             122,500       5,132,750
    Pharmacia Corp.          102,300       4,145,196
    Schering-Plough
      Corp.                  125,000       4,647,500
                                        ------------
                                          24,306,883
                                        ------------
  PRINTING & PUBLISHING -- 1.2%
    McGraw-Hill Co.,
      Inc.                    75,000       3,943,500
                                        ------------
  RAILROADS -- 1.1%
    Kansas City Southern
      Industries, Inc.        50,000         625,000
    Norfolk Southern
      Corp.                  165,000       2,763,750
                                        ------------
                                           3,388,750
                                        ------------
  RETAIL & MERCHANDISING -- 2.5%
    Target Corp.             136,000       4,236,400
    Wal-Mart Stores,
      Inc.                    70,000       3,598,000
                                        ------------
                                           7,834,400
                                        ------------
  SEMICONDUCTORS -- 3.2%
    Intel Corp.              160,000       3,907,200
    Maxim Integrated
      Products, Inc.*         50,000       2,287,500
    Texas Instruments,
      Inc.                   140,000       3,918,600
                                        ------------
                                          10,113,300
                                        ------------
  TELECOMMUNICATIONS -- 7.1%
    AT&T Corp.                89,700       1,367,925
    BellSouth Corp.          100,000       3,700,000
    Crown Castle
      International
      Corp.*                  74,800         875,160
    EchoStar
      Communications
      Corp. Cl-A*sec.         30,000         695,700
    Nokia Corp. Cl-A
      [ADR]                  189,300       3,882,543
    Qwest Communications
      International,
      Inc.sec.               140,059       1,813,764
    SBC Communications,
      Inc.                    97,272       3,707,036

----------------------------------------------------
                            SHARES         VALUE
----------------------------------------------------
    Sprint Corp. (FON
      Group)                 160,000    $  3,200,000
    Verizon
      Communications,
      Inc.                    65,700       3,272,517
                                        ------------
                                          22,514,645
                                        ------------
  UTILITIES -- 2.0%
    Duke Energy Corp.         87,000       3,341,670
    Scottish Power PLC
      [ADR]sec.               60,000       1,356,000
    Xcel Energy, Inc.         59,200       1,674,176
                                        ------------
                                           6,371,846
                                        ------------
TOTAL COMMON STOCK
  (Cost $253,539,225)                    241,230,163
                                        ------------
                             PAR
                            (000)
                            -----
CORPORATE OBLIGATIONS -- 12.5%
  ADVERTISING -- 0.1%
    MDC Corp., Inc.
      10.50%, 12/01/06    $      500         367,500
                                        ------------
  BROADCASTING -- 0.8%
    Chancellor Media
      Corp. L.A. Cl-B
      8.75%, 06/15/07            250         263,125
      8.125%, 12/15/07         1,300       1,365,000
    Fox Family
      Worldwide, Inc.
      8.09%, 11/01/07
      [STEP]                   1,000       1,005,000
                                        ------------
                                           2,633,125
                                        ------------
  CHEMICALS -- 0.1%
    Equistar Chemicals
      LP
      7.55%, 02/15/26            250         178,616
                                        ------------
  FINANCIAL SERVICES -- 1.8%
    Auburn Hills Trust
      Co.
      12.00%, 05/01/20         1,750       2,456,470
    Resolution Funding
      Corp.
      6.067%, 04/15/09
      [ZCB]                    4,000       2,855,596
                                        ------------
                                           5,312,066
                                        ------------
  HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp.
      7.20%, 12/15/09            250         227,263
                                        ------------
  PAPER & FOREST PRODUCTS -- 0.1%
    Chesapeake Corp.
      7.20%, 03/15/05            500         457,305
                                        ------------

ASMT INVESCO EQUITY INCOME PORTFOLIO

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
    Allegiance Telecom,
      Inc. Cl-B
      12.64%, 02/15/08
      [STEP]              $    1,359    $    557,190
    ESAT Telecom Group
      PLC
      9.438%, 02/01/07
      [STEP]                   1,500       1,578,946
      11.875%, 12/01/08          750         897,348
    Frontier Corp.
      7.25%, 05/15/04            500          87,500
    Global Crossing
      Holdings Ltd.
      8.70%, 08/01/07          1,000         160,000
    GTE Corp.
      7.90%, 02/01/27            731         791,991
    Level 3
      Communications,
      Inc.
      13.853%, 12/01/08
      [STEP]                     500         125,000
    McLeodUSA, Inc.
      10.633%, 03/01/07
      [STEP]                     500         102,500
    MetroNet
      Communications
      Corp.
      8.691%, 06/15/08
      [STEP]                   4,250       2,014,457
    Nextel
      Communications,
      Inc.
      9.50%, 02/01/11            400         276,000
    NEXTLINK
      Communications,
      Inc.
      12.50%, 04/15/06           450          92,250
      11.51%, 04/15/08
      [STEP]                     250          26,250
    Qwest Communications
      International,
      Inc. Cl-B
      7.25%, 11/01/08            250         262,204
    Renaissance Media
      Group
      9.587%, 04/15/08
      [STEP]                     598         476,158
    Rogers Cantel, Inc.
      9.75%, 06/01/16          1,250       1,237,500
    Sprint Corp.
      7.625%, 01/30/11         1,000       1,061,831
    Teleglobe, Inc.
      7.70%, 07/20/29          1,000         990,627

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    U.S. West
      Communications
      Corp.
      5.65%, 11/01/04     $      650    $    641,061
    VoiceStream Wireless
      Co.
      10.375%, 11/15/09          500         572,500
                                        ------------
                                          11,951,313
                                        ------------
  UTILITIES -- 5.8%
    Appalachian Power
      Co.
      8.00%, 06/01/25            500         519,770
    Arizona Public
      Service Co.
      8.00%,
         02/01/25sec.          1,000       1,020,349
    Cleveland Electric
      Illuminating Co.
      Cl-D
      7.88%, 11/01/17            500         531,113
    Commonwealth Edison
      Co.
      8.00%, 05/15/08            400         455,833
      8.50%, 07/15/22            250         272,349
      8.375%, 02/15/23           828         888,984
    Consumers Energy Co.
      7.375%, 09/15/23           500         487,862
    Duquesne Light Co.
      7.55%, 06/15/25          1,000       1,018,367
    Gulf Power Co.
      6.875%, 01/01/26           500         466,843
    Gulf States
      Utilities Corp.
      8.70%, 04/01/24            250         259,996
    Indiana Michigan
      Power Co.
      8.50%, 12/15/22          1,000       1,074,803
    Jersey Central Power
      & Light Co.
      7.98%, 02/16/23            500         512,620
    Metropolitan Edison
      Co. Cl-B
      8.15%, 01/30/23             75          77,368
    New York State
      Electric & Gas
      Corp.
      8.30%, 12/15/22            200         208,878
    Niagara Mohawk Power
      Corp.
      8.75%, 04/01/22            500         529,208
      8.50%, 07/01/23            300         315,350
    Potomac Edison Co.
      8.00%, 06/01/24            500         528,355
      7.75%, 05/01/25            650         674,707
    Potomac Electric
      Power Co.
      8.50%,
         05/15/27sec.          1,000       1,056,488

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    Public Service
      Electric & Gas Co.
      6.375%, 05/01/08    $      500    $    522,577
    Public Service of
      New Mexico
      7.10%, 08/01/05          1,000       1,035,665
      7.50%, 08/01/18            460         422,416
    TXU Corp.
      7.875%, 04/01/24           500         521,173
      8.50%, 08/01/24            500         541,433
    Union Electric Co.
      8.75%, 12/01/21            750         800,615
      8.25%, 10/15/22          1,000       1,050,533
    Western Resources,
      Inc.
      6.875%, 08/01/04         1,500       1,398,130
    Wisconsin Electric &
      Power Co.
      8.375%, 12/01/26         1,000       1,053,687
                                        ------------
                                          18,245,472
                                        ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $43,631,496)                      39,372,660
                                        ------------

U.S. TREASURY OBLIGATIONS -- 8.7%
     U.S. Treasury Notes
      6.625%, 05/31/02         1,250       1,283,644
      5.875%,
         11/15/04sec.          3,000       3,251,955
      5.75%, 11/15/05-
         08/15/10sec.         15,250      16,886,336
      5.625%,
         05/15/08sec.          4,750       5,206,817
      6.00%, 08/15/09            500         561,817
                                        ------------
  (Cost $25,297,946)                      27,190,569
                                        ------------

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
    Federal Home Loan Mortgage Corp.
      6.50%, 02/01/30
  (Cost $1,101,118)       $    1,180    $  1,217,061
                                        ------------
                            SHARES
                            ------
PREFERRED STOCK -- 0.0%
  TELECOMMUNICATIONS
    Global Crossing
      Holdings Ltd.
      10.50% [PIK]*sec.
  (Cost $502,500)              5,000          16,250
                                        ------------
SHORT-TERM INVESTMENTS -- 1.9%
    Temporary Investment
      Cash Fund            2,932,013       2,932,013
    Temporary Investment
      Fund                 2,932,012       2,932,012
                                        ------------
  (Cost $5,864,025)                        5,864,025
                                        ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $329,936,310)                    314,890,728
OTHER ASSETS LESS
  LIABILITIES -- (0.2%)                      686,706
                                        ------------
NET ASSETS -- 100.0%                    $315,577,434
                                        ============

-------------------------------------------------------
Definitions of abbreviations are included following the Schedules of

Investments.

See Notes to Financial Statements.

ASMT PIMCO TOTAL RETURN BOND PORTFOLIO

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
CORPORATE OBLIGATIONS -- 41.0%
  AIRLINES -- 0.5%
    American Airlines,
      Inc.
      6.978%, 04/01/11     $   900     $     927,882
    Continental Airlines, Inc.
      6.954%, 02/02/11       1,491         1,425,739
                                       -------------
                                           2,353,621
                                       -------------
  AUTOMOBILE MANUFACTURERS -- 2.4%
    DaimlerChrysler
      Corp.
      6.59%, 06/18/02        2,900         2,960,857
      3.797%, 08/23/02
      [FRN]                    700           696,101
      3.92%, 12/16/02
      [FRN]                  1,200         1,193,394
      2.73%, 08/01/03
      [FRN]                  1,300         1,276,861
      2.70%, 08/02/04
      [FRN]                    200           196,542
      3.88%, 08/16/04
      [FRN]                  5,000         4,805,620
                                       -------------
                                          11,129,375
                                       -------------
  BUSINESS SERVICES -- 0.2%
    Trinom Ltd.
      7.15%, 06/18/04
      144A [FRN]             1,000         1,000,000
                                       -------------
  CONGLOMERATES -- 0.2%
    Philip Morris Companies, Inc.
      7.625%, 05/15/02       1,000         1,022,292
                                       -------------
  ENERGY SERVICES -- 1.2%
    Sierra Pacific Resources Co.
      4.41%, 04/20/02
      144A [FRN]             5,500         5,456,754
                                       -------------
  FINANCIAL -- BANK & TRUST -- 3.6%
    Banco Latinamericano SA
      7.639%, 12/10/01
      144A                   3,000         3,015,690
    Bank of America Corp.
      2.678%, 08/26/05
      [FRN]                  4,000         4,002,057
    Bank One NA
      3.838%, 05/10/04
      [FRN]                  1,000           999,823
    Beneficial Corp.
      Cl-H
      2.713%, 01/09/02
      [FRN]                    500           500,154
    First Union Corp.
      3.46%, 03/31/05
      [FRN]                  1,400         1,405,250
    Inter-American
      Development Bank
      5.375%, 01/18/06       2,200         2,325,866
    Popular North America, Inc.
      CL-D
      6.625%, 01/15/04       3,000         3,144,045

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    Wachovia Corp.
      4.95%, 11/01/06      $ 1,100     $   1,102,539
                                       -------------
                                          16,495,424
                                       -------------
  FINANCIAL SERVICES -- 13.3%
    Banco Nacional de
      Comercio Exterior
      7.25%, 02/02/04        4,500         4,680,000
    Bear Stearns Co.,
      Inc.
      4.06%, 03/28/03
      [FRN]                  1,000         1,000,222
      3.85%, 12/01/03
      [FRN]                  2,400         2,402,088
      3.525%, 03/18/05
      [FRN]                    500           501,941
    CIT Group, Inc.
      3.862%, 02/28/03
      [FRN]                  8,000         8,019,608
      2.931%, 04/07/03
      [FRN]                  3,200         3,212,083
    DTE Energy Co.
      7.11%, 11/15/03
      144A [FRN]             3,000         3,135,690
    Ford Motor Credit
      Co.
      4.185%, 02/13/03
      [FRN]                  7,198         7,084,826
      3.733%, 06/02/03
      [FRN]                  2,300         2,263,577
      3.255%, 06/20/03
      [FRN]                    600           590,165
      6.70%, 07/16/04
      [FRN]                  2,000         2,060,048
      3.041%, 06/30/05
      [FRN]                  2,000         1,902,154
    Gemstone Investor Ltd.
      7.71%, 10/31/04
      144A                     900           905,310
    General Motors Acceptance Corp.
      3.985%, 07/21/03
      [FRN]                  2,700         2,657,046
      3.986%, 08/04/03
      [FRN]                    800           788,131
      4.48%, 01/20/04
      [FRN]                  2,800         2,769,208
      4.45%, 05/04/04
      [FRN]                  6,600         6,507,296
      4.338%, 05/10/04
      [FRN]                  1,100         1,081,378
      2.74%, 07/21/04
      [FRN]                    900           872,271
      8.00%, 11/01/31        3,000         3,109,800
    Household Finance Corp.
      4.406%, 05/28/04
      [FRN]                  1,300         1,300,852
    Lehman Brothers Holdings, Inc.
      4.29%, 09/03/02
      [FRN]                  1,800         1,801,192
    Merrill Lynch & Co., Inc.
      4.34%, 05/21/04
      [FRN]                    800           801,053

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    Morgan Stanley Dean
      Witter & Co.
      4.097%, 03/13/03
      [FRN]                $ 1,000     $   1,000,438
      3.889%, 05/14/04
      [FRN]                  1,400         1,396,480
                                       -------------
                                          61,842,857
                                       -------------
  FOOD -- 0.2%
    Kroger Co.
      4.31%, 08/16/12
      [FRN]                    900           900,591
                                       -------------
  HEALTHCARE SERVICES -- 0.9%
    Columbia HCA
      Healthcare Corp.
      6.63%, 07/15/45        4,275         4,391,908
                                       -------------
  OIL & GAS -- 0.2%
    Kerr McGee Corp.
      4.48%, 06/28/04
      144A [FRN]               700           698,958
                                       -------------
  PAPER & FOREST PRODUCTS -- 0.7%
    International Paper Co.
      4.989%, 06/20/04
      144A                   3,300         3,253,800
                                       -------------
  RAILROADS -- 0.9%
    Canadian National
      Railways Co.
      6.375%, 10/15/11       4,000         4,160,452
                                       -------------
  TELECOMMUNICATIONS -- 12.6%
    AT&T Wireless Services, Inc.
      7.875%, 03/01/11       3,700         4,010,182
    British Telecom PLC
      4.45%, 12/15/03
      [FRN]                  4,000         4,039,616
    France Telecom
      4.406%, 03/14/03
      144A [FRN]            19,498        19,518,005
      7.75%, 03/01/11
      144A                     300           327,677
    Qwest Capital Funding Corp.
      7.25%, 02/15/11          700           718,107
    Sprint Capital Corp.
      6.50%, 11/15/01        8,830         8,839,298
      7.625%, 06/10/02      20,065        20,640,424
                                       -------------
                                          58,093,309
                                       -------------
  UTILITIES -- 4.1%
    Entergy Gulf Corp.
      4.829%, 09/01/04
      144A [FRN]             5,500         5,503,234
    Pacific Gas & Electric Co.
      7.575%, 10/31/49
      144A [FRN]++++         2,400         2,232,000
    South Point Energy
      8.40%, 05/30/12
      144A                   5,000         5,000,000

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    Texas Utilities Co.
      4.31%, 06/15/03
      144A [FRN]           $ 6,000     $   6,007,866
                                       -------------
                                          18,743,100
                                       -------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $189,013,536)                    189,542,441
                                       -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
    Federal Home Loan Mortgage Corp.
      2.28%, 01/10/02#         665           662,414
      3.54%, 11/16/01          900           898,453
      6.50%, 08/15/23-
         12/15/23            2,072         2,097,814
      7.00%, 02/15/27        4,155         4,314,201
      7.50%, 07/15/30        2,800         3,022,985
      7.804%, 07/01/30
      [VR]                     378           398,984
      8.50%, 08/01/24-
         12/01/25              508           545,561
                                       -------------
                                          11,940,412
                                       -------------
    Federal National Mortgage Assoc.
      5.748%, 01/01/28
      [VR]                     178           181,363
      5.937%, 11/28/11       4,500         4,621,500
      5.993%, 05/01/36
      [VR]                  15,077        15,385,926
      6.297%, 09/01/40
      [VR]                   4,272         4,379,674
      6.50%, 05/18/23          861           866,435
                                       -------------
                                          25,434,898
                                       -------------
    Government National Mortgage Assoc.
      5.50%, 05/20/30
      [VR]                   2,364         2,410,329
      6.00%, 07/15/29-
         08/15/31            6,704         6,822,446
      6.50%, 11/20/31
      [TBA]                 11,600        11,967,105
      6.75%, 10/16/40        4,842         5,129,590
      6.875%, 02/04/40       4,961         5,086,646
      7.00%, 11/15/27          370           386,659
      7.00%, 11/20/31-
         12/20/31 [TBA]     21,000        21,880,000
      7.50%, 09/15/29-
         03/15/31            5,113         5,382,630
                                       -------------
                                          59,065,405
                                       -------------
    Student Loan Marketing Assoc.
      2.569%, 07/25/04
      [FRN]                    302           300,744
                                       -------------
  (Cost $94,652,621)                      96,741,459
                                       -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 16.0%
    Bear Stearns Mortgage Trust
      Series 2000-1 Cl-A1
      7.48%, 12/25/30
      [VR]                     360           366,557

ASMT PIMCO TOTAL RETURN BOND PORTFOLIO

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
Chase Mortgage Finance Corp.
      Series 1995-A Cl-A
      8.257%, 04/25/25
      [VR]                 $   175     $     178,351
    Chase Mortgage Finance Corp.
      Series 1999-S8 Cl-A1
      6.35%, 06/25/29        3,414         3,521,754
    Countrywide Home Loans Corp.
      Series 1998-18 Cl-2A3
      6.75%, 11/25/28        1,000         1,020,322
    Countrywide Home Loans Corp.
      Series 2000-2 Cl-A2
      7.75%, 04/25/30          110           111,444
    Countrywide Home Loans Corp.
      Series 2000-8 Cl-A1
      7.75%, 11/30/30          252           258,567
    CS First Boston Mortgage Securities Corp.
      Series 2001-S18 Cl-A2
      3.93%, 08/25/31
      [FRN]                  5,110         5,125,886
    E-Trade Bank Trust
      Series 2001-01 Cl-A1
      7.218%, 08/31/31
      [VR]                   5,882         5,981,107
    Federal Housing Authority
      6.68%, 01/01/09          741           748,353
    First Horizon Asset Securities, Inc.
      Series 2001-7 Cl-A1
      6.75%, 02/25/31        1,300         1,322,100
    GE Capital Mortgage Services, Inc.
      Series 1999-11 Cl-A2
      6.00%, 05/25/29        3,100         3,127,544
    General Motors Acceptance Corp.
      Series 2001-WT Cl-A2
      4.076%, 09/15/15
      [VR]144A               3,000         2,700,000
    Morgan Stanley Capital I Trust
      Series 1997-HF1 Cl-A1
      6.86%, 05/15/06
      144A                   1,349         1,425,801
    Morgan Stanley Dean Witter Capital I
      Series 2001-SGMA CL-A
      2.832%, 07/11/11
      144A [FRN]             2,492         2,491,542
    Norwest Asset Securities Corp.
      Series 1999-18 Cl-A2
      6.00%, 07/25/29        5,200         5,293,938
    Norwest Asset Securities Corp.
      Series 1999-25 Cl-A4
      6.50%, 10/25/29        1,956         2,007,395
    PNC Mortgage Securities Corp.
      Series 1998-10 Cl-1A6
      6.50%, 10/25/28        2,000         2,019,175
    Regal Trust IV
      Series 1999-1 Cl-A
      5.998%, 09/29/31
      144A [FRN]             8,056         8,091,010

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    Residential Asset Management
      Products, Inc.
      Series 2000-RZ2 Cl-A4
      7.61%, 11/22/30      $ 6,300     $   6,656,302
    Residential Funding
      Mortgage
      Securities
      I Series 2000-S13 Cl-A1
      7.75%, 10/25/30        1,521         1,546,046
    Small Business Administration
      Participation Certificate
      Series 2001-20A Cl-1
      6.29%, 01/01/21        1,374         1,435,921
    Small Business Investment Companies
      Series 2000-P10B Cl-1
      7.449%, 08/01/10         597           671,578
    Small Business Investment Companies
      Series 2001-P10B Cl-1
      6.344%, 08/01/11       4,400         4,643,584
    Structured Asset Securities Corp.
      Series 2001-15A Cl-2A1
      6.50%, 09/28/31        1,294         1,314,958
    Torrens Trust
      Series 2000-1GA Cl-A
      2.785%, 07/15/31
      144A [FRN]             1,506         1,505,328
    United Mortgage Securities Corp.
      Series 1993-1 Cl-AA
      7.213%, 09/25/33
      [VR]                     849           877,959
    United Mortgage Securities Corp.
      Series 1994-1 Cl-A2
      6.90%, 06/25/32
      [VR]                   2,653         2,633,516
    Wells Fargo Mortgage
      Backed Securities Trust
      Series 2001-25 Cl-IIA
      6.66%, 10/25/31
      [VR]                   2,843         2,906,483
    Wells Fargo Mortgage
      Backed Securities Trust
      Series 2001-25 Cl-IVA
      6.776%, 10/25/31
      [VR]                   3,871         3,956,587
                                       -------------
  (Cost $72,667,016)                      73,939,108
                                       -------------
ASSET BACKED SECURITIES -- 11.5%
    Ameriquest Mortgage Securities, Inc.
      Series 2000-1 Cl-A
      2.845%, 06/15/30
      [FRN]                  1,640         1,643,802
    Ameriquest Mortgage Securities, Inc.
      Series 2000-2 Cl-A
      2.825%, 07/15/30
      [FRN]                    977           978,463
    Asset Backed Securities Corp.
      Home Equity Trust
      Series 2001-HE2 Cl-A1
      2.785%, 06/15/31
      [FRN]                  5,834         5,841,827

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
Bayview Financial Acquisition Trust
      Series 2000-D Cl-A
      2.81%, 11/25/30
      144A [FRN]           $10,400     $  10,435,749
    Bayview Financial Acquisition Trust
      Series 2001-AA Cl-A
      2.82%, 04/25/31
      144A [FRN]               713           713,082
    Bayview Financial Acquisition Trust
      Series 2001-BA Cl-A
      2.70%, 07/25/31
      144A [FRN]               280           279,033
    Brazo Student Loan Finance Corp.
      Series 1998-A Cl-A2
      3.05%, 06/01/23
      [FRB]                  5,000         4,992,318
    Centre RE/Greenwich
      Series 1999-Z Cl-1
      6.715%, 02/01/09
      144A                   2,888         3,086,415
    Conseco Finance Trust
      Series 2000-C Cl-A
      2.895%, 12/15/29
      [FRN]                  2,311         2,319,260
    Conseco Private Label Master Trust
      Series 2001-A Cl-A
      2.805%, 12/15/08
      [FRN]                  1,700         1,702,924
    Green Tree Financial Corp.
      Series 1999-5 Cl-A5
      7.86%, 04/01/31        1,400         1,496,200
    IMC Home Equity Loan Trust
      Series 1998-4 Cl-A
      2.622%, 08/20/29
      [FRN]                  2,271         2,268,719
    Long Beach Mortgage Loan Trust
      Series 2000-1 Cl-AV1
      3.045%, 01/01/31
      [FRN]                  5,168         5,172,541
    National Premier Financial Services
      XII, Inc.
      Series 2001-2A CL-A
      3.237%, 06/01/04
      144A [FRB]             3,500         3,500,000
    Premium Asset Trust
      Series 2000-10
      3.838%, 11/27/04
      144A [VR]                300           300,685
    Providian Gateway Master Trust
      Series 2000-B Cl-A
      2.805%, 03/16/09
      144A [FRN]             2,000         1,947,500

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    U.S. Resturant Properties Funding
      Series 2001-A Cl-A1
      3.124%, 08/26/08
      144A [VR]            $ 3,483     $   3,482,812
    World Financial Network Credit
      Card Master Trust
      Series 2001-A Cl-A
      2.765%, 06/16/08
      [FRB]                  3,000         3,012,839
                                       -------------
  (Cost $52,730,123)                      53,174,169
                                       -------------
                          PRINCIPAL
                          IN LOCAL
                          CURRENCY
                            (000)
                          ---------
FOREIGN BONDS -- 5.5%
  GERMANY -- 3.6%
    Bundesrepublic
      Germany
      5.00%, 08/19/05       17,200        16,253,628
      5.00%, 02/17/06          200           189,320
                                       -------------
                                          16,442,948
                                       -------------
  ITALY -- 0.9%
    Buoni Ploienali del
      Tes Sovereign
      3.50%, 11/01/01        4,400         3,962,532
                                       -------------
  UNITED KINGDOM -- 1.0%
    British Telecom PLC
      8.125%, 12/15/10         400           457,818
    United Mexican
      States
      8.75%, 05/30/02        3,000         4,360,539
                                       -------------
                                           4,818,357
                                       -------------
TOTAL FOREIGN BONDS
  (Cost $25,425,227)                      25,223,837
                                       -------------
                             PAR
                            (000)
                            -----
U.S. TREASURY OBLIGATIONS -- 4.0%
    U.S. Treasury Bills
      2.06%, 02/07/02      $    60            59,660
      2.162%, 02/07/02#         10             9,946
      2.175%, 02/07/02#         50            49,732
      2.182%, 02/07/02#        145           144,222
      2.255%, 02/07/02#         70            69,625
      2.26%, 02/07/02#          10             9,946
      2.28%, 02/07/02#          20            19,875
                                       -------------
                                             363,006
                                       -------------
    U.S. Treasury Bonds
      4.25%, 01/15/10        2,400         2,761,491
      5.25%, 11/15/28        3,500         3,596,800
                                       -------------
                                           6,358,291
                                       -------------

ASMT PIMCO TOTAL RETURN BOND PORTFOLIO

----------------------------------------------------
                             PAR
                            (000)          VALUE
----------------------------------------------------
    U.S. Treasury
      Inflationary Bonds [TIPS]
      3.625%, 07/15/02-
         04/15/28#         $ 5,000     $   5,753,592
      3.375%, 01/15/07#        700           811,434
      3.875%, 01/15/09-
         04/15/29            4,000         4,669,780
      3.50%, 01/15/11          500           530,323
                                       -------------
                                          11,765,129
                                       -------------
  (Cost $17,951,666)                      18,486,426
                                       -------------
MUNICIPAL BONDS -- 1.1%
  TEXAS
    Houston Water &
      Sewer System
      Revenue
      8.24%, 11/01/01
      144A [VR]++
  (Cost $4,647,311)          5,000         5,095,000
                                       -------------
CERTIFICATES OF DEPOSIT -- 0.2%
    Mexico Credit Link
      11.855%, 02/22/02
      [VR]+
  (Cost $1,000,000)          1,000         1,019,040
                                       -------------
SOVEREIGN ISSUES -- 0.1%
  BRAZIL
    Republic of Brazil
      3.188%, 04/15/06
      [BRB, FRN]
  (Cost $730,115)              792           650,044
                                       -------------
                          NUMBER OF
                          CONTRACTS
                          ---------
OPTIONS -- 0.0%
  PUT OPTIONS
      90 Day Eurodollar Futures,
         Strike Price 94.25,
         Expires
           06/17/02*           400             2,500
      90-Day Eurodollar Futures,
         Strike Price 93.5,
         Expires
           12/17/01*            82             2,050
      Eurodollar
         Futures, Strike
         Price 92.5,
         Expires
           12/17/01*           350             4,375
      Eurodollar Futures,
         Strike Price 92.75,
         Expires
           06/17/02*           800            10,001
      Eurodollar
         Futures, Strike
         Price 95.25,
         Expires
         12/17/01*              13                81

----------------------------------------------------
                          NUMBER OF
                          CONTRACTS        VALUE
----------------------------------------------------
      Eurodollar
         Futures, Strike
         Price 95.5,
         Expires
         12/17/01*              13     $          81
      Eurodollar
         Futures, Strike
         Price 92.50,
         Expires
         12/14/01*             304             3,800
                                       -------------
  (Cost $43,780)                              22,888
                                       -------------
                             PAR
                            (000)
                            -----
COMMERCIAL PAPER -- 6.9%
    American Electric
      Power Co.
      4.26%, 02/13/02++    $ 3,500         3,456,513
    AT&T Capital Corp.
      4.525%, 08/06/02
      [FRN]++                1,900         1,900,274
    Gannett Co., Inc.
      2.43%, 11/14/01++      9,700         9,691,487
    Swedbank
      2.32%, 11/26/01       13,000        12,979,055
    UBS Finance of
      Delaware
      2.25%, 12/27/01        3,700         3,686,392
                                       -------------
  (Cost $31,714,520)                      31,713,721
                                       -------------

                           SHARES
                           ------
SHORT-TERM INVESTMENTS -- 2.2%
    Temporary Investment
      Cash Fund           5,064,622        5,064,622
    Temporary Investment
      Fund                5,064,621        5,064,621
                                       -------------
  (Cost $10,129,243)                      10,129,243
                                       -------------
TOTAL INVESTMENTS -- 109.4%
  (Cost $500,705,158)                    505,737,376
                                       -------------
WRITTEN OPTIONS -- (0.2)%
  CALL OPTIONS -- (0.1)%
      3-Month LIBOR,
         Strike Price
         7.00, Expires
         10/19/04*              24          (121,903)
      Eurodollar
         Futures, Strike
         Price 97,
         Expires
         06/17/02*              50           (95,312)
      U.S. T-Note Futures,
         Strike Price 109,
         Expires
           11/24/01*            64          (170,000)

                                                   AMERICAN SKANDIA MASTER TRUST

----------------------------------------------------
                          NUMBER OF
                          CONTRACTS        VALUE
----------------------------------------------------
U.S. T-Note Futures,
Strike Price 111,
         Expires
           02/23/02*            56     $     (94,500)
      U.S. T-Note Futures,
         Strike Price 112,
         Expires
           02/23/02*            48           (63,000)
                                       -------------
                                            (544,715)
                                       -------------
  PUT OPTIONS -- (0.1)%
      3-Month LIBOR,
         Strike Price
         6.00, Expires
         10/19/04*              24           (89,354)
      90-Day Eurodollar Futures,
         Strike Price 95.50,
         Expires
           06/17/02*            64            (1,600)
      90-Day Eurodollar Futures,
         Strike Price 95.75,
         Expires
           06/17/02*         1,459           (54,712)
      90-Day Eurodollar Futures,
         Strike Price 96,
         Expires
           12/17/01*            41              (257)
      Eurodollar
         Futures, Strike
         Price 95,
         Expires
         12/17/01*              28              (176)
      Eurodollar
         Futures, Strike
         Price 95.25,
         Expires
         12/17/01*             170            (1,062)
      Eurodollar
         Futures, Strike
         Price 95.5,
         Expires
         12/17/01*             134              (837)
      Eurodollar
         Futures, Strike
         Price 96,
         Expires
         06/17/02*             226           (11,300)
      U.S. T-Note Futures,
         Strike Price 108,
         Expires 11/24/01*                        10
                                       -------------
                                            (159,923)
                                       -------------
TOTAL WRITTEN OPTIONS
  (Premiums $(1,574,736))                   (704,638)
                                       -------------
OTHER LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (9.2%)                 (42,724,574)
                                       -------------
NET ASSETS -- 100.0%                   $ 462,308,164
                                       =============

Foreign currency exchange contracts outstanding at October 31, 2001:

SETTLEMENT             CONTRACTS TO      IN EXCHANGE   CONTRACTS      UNREALIZED
MONTH        TYPE        RECEIVE             FOR        AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------
11/01        Buy    EUR    4,400,000     $3,983,012    $3,957,048     ($ 25,964)
01/02        Buy    EUR    5,488,000      5,031,398     4,927,364      (104,034)
                                         ----------    ----------     ---------
                                         $9,014,410    $8,884,412     ($129,998)
                                         ==========    ==========     =========

                                                                      UNREALIZED
SETTLEMENT             CONTRACTS TO      IN EXCHANGE   CONTRACTS    APPRECIATION/
MONTH        TYPE        DELIVER             FOR        AT VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------
11/01        Sell   EUR    4,400,000     $3,987,280    $3,962,928     $  24,352
11/01        Sell   GBP    3,141,000      4,539,687     4,562,754       (23,067)
                                         ----------    ----------     ---------
                                         $8,526,967    $8,525,682     $   1,285
                                         ==========    ==========     =========

-------------------------------------------------------
# Securities with an aggregate market value of $2,224,402 have been segregated with the custodian to cover margin requirements for the following open futures contracts at October 31, 2001:

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------
Short U.S. Treasury 5       12/01           $ (2,300)    $  (82,477)
 Year Note
U.S. Treasury 30 Year       12/01             45,300      2,127,227
 Bond
10 Year Euro Bund           12/01      EUR    26,000        704,494
Euro-Bobl                   12/01      EUR     3,800         85,395
                                                         ----------
                                                         $2,834,639
                                                         ==========

Interest rate swap agreements outstanding at October 31, 2001:

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------
Receive fixed rate          03/03      GBP    19,800     $  327,686
 payments of 5.25% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          03/03      GBP    19,800     $  265,030
 payments of 5.25% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          09/03      GBP     7,000         65,959
 payments of 5.50% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          03/04      GBP     2,600         37,930
 payments of 5.25% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          03/04      GBP     3,100         80,143
 payments of 5.50% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          03/04      GBP     4,400        113,752
 payments of 5.50% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive variable rate       03/04      GBP     4,400        (78,112)
 payments on the six
 month LIBOR-BBA
 floating rate and pay
 fixed rate payments of
 5.25%.+

ASMT PIMCO TOTAL RETURN BOND PORTFOLIO

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------
Receive fixed rate          03/06      GBP     1,400     $   18,183
 payments of 5.25% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          03/06      GBP     2,700         35,067
 payments of 5.25% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          06/06      GBP     2,020         55,319
 payments of 5.50% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          06/06      GBP     5,500        150,621
 payments of 5.50% and
 pay variable rate
 payments on the six
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          12/06           $ 23,800      1,797,081
 payments of 6.00% and
 pay variable rate
 payments on the three
 month LIBOR-BBA
 floating rate.+

                                            NOTIONAL     UNREALIZED
                          EXPIRATION         AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH            (000)     (DEPRECIATION)
---------------------------------------------------------------------
Receive fixed rate          12/06             20,600     $1,555,456
 payments of 6.00% and
 pay variable rate
 payments on the three
 month LIBOR-BBA
 floating rate.+
Receive fixed rate          12/06             12,300        928,743
 payments of 6.00% and
 pay variable rate
 payments on the three
 month LIBOR-BBA
 floating rate.+
                                                         ----------
                                                         $5,352,858
                                                         ==========

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the Schedules of Investments.
++ Security is restricted as to resale and may not be resold except to qualified institutional buyers At the end of the current reporting period, securities amounted to 3.26% of the net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

ASMT MONEY MARKET PORTFOLIO

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.6%
    Federal Home Loan Mortgage Corp.
      2.415%, 11/01/02      $ 5,000    $  4,997,300
      3.48%, 01/30/02        16,095      15,954,974
                                       ------------
                                         20,952,274
                                       ------------
    Federal National Mortgage
      Assoc.
      3.29%, 02/21/02        25,000      24,744,111
      3.48%, 01/18/02        10,983      10,900,188
      3.62%, 12/06/01        20,000      19,929,611
      3.65%, 12/13/01        25,000      24,893,542
                                       ------------
                                         80,467,452
                                       ------------
      (Cost $101,419,726)               101,419,726
                                       ------------
TIME DEPOSIT -- 16.2%
    Branch Bank & Trust
      2.64%, 11/01/01        20,000      20,000,000
    Credit Suisse Bank
      2.656%, 11/01/01       15,000      15,000,000
    ING Bank
      2.688%, 11/01/01       17,870      17,869,500
    Merita Bank PLC
      2.656%, 11/01/01       20,000      20,000,000
                                       ------------
      (Cost $72,869,500)                 72,869,500
                                       ------------
CERTIFICATES OF DEPOSIT -- 15.1%
    American Express
      Centurion Bank
      2.638%, 10/03/01        5,000       5,000,000
    Bayerische Hypo
      Vereinsbank
      2.043%, 06/28/01
      [FRN]                   5,000       4,998,936
    Canadian Imperial Bank
      2.257%, 09/28/01       23,000      22,990,543
    Commerzbank
      2.275%, 10/29/01       10,000       9,999,508
    Credit Agricole
      Indosuez
      5.23%, 02/20/01        10,000       9,999,415
    Credit Suisse Bank
      2.44%, 11/15/01        15,000      15,000,000
                                       ------------
    (Cost $67,988,402)                   67,988,402
                                       ------------
CORPORATE OBLIGATIONS -- 1.2%
  FINANCIAL -- BANK & TRUST -- 1.0%
    Australia & New Zealand Banking
      Group
      3.62%, 11/02/01
      [FRN]                   4,500       4,499,995
                                       ------------

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
  FINANCIAL SERVICES -- 0.2%
    Lehman Brothers
      Holdings, Inc.
      3.23%, 10/15/01       $ 1,000    $  1,004,309
                                       ------------
TOTAL CORPORATE
  OBLIGATIONS
  (Cost $5,504,304)                       5,504,304
                                       ------------
COMMERCIAL PAPER -- 52.5%
  AUTOMOBILE MANUFACTURERS -- 4.9%
    Toyota Motor Corp.++
      2.82%, 11/02/01        22,000      21,998,277
                                       ------------
  FINANCIAL -- BANK & TRUST -- 14.4%
    Commission Federal
      Landesbank
      2.55%, 11/26/01        20,000      19,964,582
    Halifax PLC
      2.37%, 12/07/01        15,000      14,964,450
    Societe Generale
      3.225%, 12/11/01       20,000      19,928,333
    Swedbank
      2.85%, 12/12/01        10,000       9,967,542
                                       ------------
                                         64,824,907
                                       ------------
  FINANCIAL SERVICES -- 21.2%
    General Electric
      Capital Corp.
      3.63%, 01/22/02        11,000      10,909,048
      3.55%, 01/28/02         7,000       6,939,256
    J.P. Morgan Chase &
      Co.++
      2.47%, 12/20/01        20,000      19,932,761
    Salomon Smith Barney,
      Inc.
      2.55%, 11/06/01        20,000      19,992,916
    Toronto Dominion
      Holdings
      2.58%, 12/17/01        17,800      17,741,319
    USA Capital Corp.
      2.25%, 11/19/01        19,720      19,697,815
                                       ------------
                                         95,213,115
                                       ------------
  INSURANCE -- 8.7%
    AIG Funding, Inc.
      2.44%, 11/05/01        15,000      14,995,934
    Allstate Corp.++
      2.67%, 11/01/01         9,000       9,000,000
    Prudential PLC
      3.55%, 01/22/02        15,000      14,878,708
                                       ------------
                                         38,874,642
                                       ------------

ASMT MONEY MARKET PORTFOLIO

---------------------------------------------------
                              PAR
                             (000)        VALUE
---------------------------------------------------
  UTILITIES -- 3.3%
    National Rural
      Utilities Corp.
      2.60%, 11/07/01       $10,000    $  9,995,667
      2.45%, 11/16/01         5,000       4,994,896
                                       ------------
                                         14,990,563
                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost $235,901,504)                   235,901,504
                                       ------------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment
      Cash Fund                 195    $        195
    Temporary Investment
      Fund                      194             194
                                       ------------
  (Cost $389)                                   389
                                       ------------
TOTAL INVESTMENTS --107.6%
  (Cost $483,683,825)                   483,683,825
OTHER ASSETS LESS
  LIABILITIES -- (7.6%)                  34,852,024
                                       ------------
NET ASSETS -- 100.0%                   $448,831,801
                                       ============

-------------------------------------------------------
Definitions of abbreviations and annotations are included following the Schedules of Investments.
++ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the current reporting period, securities amounted to 11.35% of the net assets.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

DEFINITION OF ABBREVIATIONS AND ANNOTATIONS
--------------------------------------------------------------------------------
THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
ADR   --   American Depositary Receipt
BRB   --   Brady Bond
FRB   --   Floating Rate Bond(1)
FRN   --   Floating Rate Note(1)
PIK   --   Payment in Kind Security
REIT  --   Real Estate Investment Trust
STEP  --   Stepped Coupon Bond(2)
TBA   --   To be Announced Security
TIPS  --   Treasury Inflation Protection Securities
VR    --   Variable Rate Bond(1)
ZCB   --   Zero Coupon Bond(2)

COUNTRIES/CURRENCIES:
EUR  --   Europe/Euro Currency
GBP  --   United Kingdom/British Pound
JPY  --   Japan/Japanese Yen
SEK  --   Sweden/Swedish Krona

(1) Rates shown for variable and floating rate securities are the coupon rates as of October 31, 2001.

(2) Rates shown are the effective yields at purchase date.

THE FOLLOWING ANNOTATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

Unless otherwise noted, all stocks are common stock
*     Non-income producing security.
+     Illiquid security
++++    Defaulted security.
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
sec.     All or a portion of the security was on loan. (See Note 2)

OCTOBER 31, 2001
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                    ASMT                                         ASMT
                                  AMERICAN          ASMT           ASMT         PIMCO
                                   CENTURY         JANUS         INVESCO        TOTAL          ASMT
                                INTERNATIONAL     CAPITAL         EQUITY        RETURN        MONEY
                                   GROWTH          GROWTH         INCOME         BOND         MARKET
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                -------------  --------------  ------------  ------------  ------------
ASSETS:
  Investments in Securities at
    Value (A)                    $68,170,694   $1,059,509,496  $314,890,728  $505,737,376  $483,683,825
  Collateral Received for
    Securities Lent                       --       74,527,119    67,956,299            --            --
  Cash                                    --               --         2,522       268,666            --
  Foreign Currency (B)                    --               --            --     1,693,161            --
  Receivable For:
    Securities Sold                1,101,138               --     1,217,902    10,856,995            --
    Dividends and Interest           180,657          257,009     1,633,223     4,199,670       464,350
    Contributions by Feeder
      Fund                         1,118,815        6,007,611       961,542     3,340,693       452,793
    Futures Variation Margin              --               --            --     1,052,775            --
  Unrealized Appreciation on
    Foreign Currency Exchange
    Contracts                          1,498               --            --        24,352            --
  Unrealized Appreciation on
    Swap Agreements                       --               --            --     5,352,858            --
  Deferred Organization Costs          3,166            3,166         3,278         3,278         3,308
                                 -----------   --------------  ------------  ------------  ------------
        Total Assets              70,575,968    1,140,304,401   386,665,494   532,529,824   484,604,276
                                 -----------   --------------  ------------  ------------  ------------
LIABILITIES:
  Cash Overdraft                          --            3,037            --            --            --
  Written Options Outstanding,
    at Value (C)                          --               --            --       704,638            --
  Unrealized Depreciation on
    Foreign Currency Exchange
    Contracts                            414               --            --       153,065            --
  Payable Upon Return of
    Securities Lent                       --       74,527,119    67,956,299            --            --
  Payable to Investment
    Manager                           93,404          859,047       107,394       245,778       168,897
  Payable For:
    Securities Purchased             524,618        2,086,956     1,805,302    64,846,501     4,997,300
    Withdrawals by Feeder
      Funds                          116,610        3,171,297     1,076,537     4,233,179    30,596,317
    Dividends Accrued                     --               --            --            --           354
    Accrued Expenses and Other
      Liabilities                    238,780          143,289       142,528        38,499         9,607
                                 -----------   --------------  ------------  ------------  ------------
        Total Liabilities            973,826       80,790,745    71,088,060    70,221,660    35,772,475
                                 -----------   --------------  ------------  ------------  ------------
Net Assets                       $69,602,142   $1,059,513,656  $315,577,434  $462,308,164  $448,831,801
                                 ===========   ==============  ============  ============  ============
(A) Investments at Cost          $69,772,283   $1,185,343,441  $329,936,310  $500,705,158  $483,683,825
                                 ===========   ==============  ============  ============  ============
(B) Foreign Currency at Cost     $        --   $           --  $         --  $  1,648,707  $         --
                                 ===========   ==============  ============  ============  ============
(C) Premiums Received for
  Written Options                $        --   $           --  $  1,574,736  $         --  $         --
                                 ===========   ==============  ============  ============  ============

                                                   AMERICAN SKANDIA MASTER TRUST

FOR THE YEAR ENDED OCTOBER 31, 2001
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   ASMT                                            ASMT
                                                 AMERICAN           ASMT             ASMT          PIMCO
                                                  CENTURY           JANUS          INVESCO         TOTAL         ASMT
                                               INTERNATIONAL       CAPITAL          EQUITY        RETURN         MONEY
                                                  GROWTH           GROWTH           INCOME         BOND         MARKET
                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -------------   ---------------   ------------   -----------   -----------
INVESTMENT INCOME:
    Interest                                   $    345,239    $    22,586,396   $  6,714,578   $18,829,145   $21,173,489
    Dividends                                     1,289,944          5,566,306      4,182,452            --            --
    Security Lending                                     --            462,417        107,369            --            --
    Foreign Taxes Withheld                         (228,663)          (180,666)      (146,545)      (18,486)         (663)
                                               ------------    ---------------   ------------   -----------   -----------
        Total Investment Income                   1,406,520         28,434,453     10,857,854    18,810,659    21,172,826
                                               ------------    ---------------   ------------   -----------   -----------
EXPENSES:
    Advisory Fees                                   900,282         15,837,193      2,613,726     2,094,850     2,164,909
    Shareholder Servicing Fees                        6,001              6,001          6,001         6,001         6,001
    Administration and Accounting Fees               45,132            526,341        214,740       179,627       198,305
    Custodian Fees                                  250,650            188,026         41,182        86,687        61,277
    Audit and Legal Fees                              3,941             66,215         16,589        17,562        20,710
    Organization Costs                                5,205              5,205          5,194         5,194         5,187
    Trustees' Fees                                    2,159             37,073          8,607         8,388        10,727
    Miscellaneous Expenses                           64,429             38,598         24,742        27,641        16,611
                                               ------------    ---------------   ------------   -----------   -----------
      Total Expenses                              1,277,799         16,704,652      2,930,781     2,425,950     2,483,727
                                               ------------    ---------------   ------------   -----------   -----------
Net Investment Income                               128,721         11,729,801      7,927,073    16,384,709    18,689,099
                                               ------------    ---------------   ------------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
    Net Realized Gain (Loss) on:
      Securities                                (29,195,471)      (387,146,621)   (13,817,701)    8,965,933        38,659
      Futures Contracts                                  --                 --             --     3,089,940            --
      Written Options Contracts                          --                 --             --       393,949            --
      Swap Agreements                                    --                 --             --    (2,580,878)           --
      Foreign Currency Transactions                 (83,060)              (231)            --       172,145            --
                                               ------------    ---------------   ------------   -----------   -----------
    Net Realized Gain (Loss)                    (29,278,531)      (387,146,852)   (13,817,701)   10,041,089        38,659
                                               ------------    ---------------   ------------   -----------   -----------
    Net Change in Unrealized Appreciation
      (Depreciation) on:
      Securities                                 (4,487,095)      (621,190,224)   (49,883,609)    7,050,540            --
      Futures Contracts                                  --                 --             --     2,562,366            --
      Written Options Contracts                          --                 --             --       828,983            --
      Swap Agreements                                    --                 --             --     5,660,758            --
      Translation of Assets and Liabilities
        Denominated in Foreign Currencies            (4,226)                --             --         2,724            --
                                               ------------    ---------------   ------------   -----------   -----------
    Net Change in Unrealized Appreciation
      (Depreciation)                             (4,491,321)      (621,190,224)   (49,883,609)   16,105,371            --
                                               ------------    ---------------   ------------   -----------   -----------
    Net Gain (Loss) on Investments              (33,769,852)    (1,008,337,076)   (63,701,310)   26,146,460        38,659
                                               ------------    ---------------   ------------   -----------   -----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $(33,641,131)   $  (996,607,275)  $(55,774,237)  $42,531,169   $18,727,758
                                               ============    ===============   ============   ===========   ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                        ASMT                                  ASMT
                                  AMERICAN CENTURY                            JANUS
                                INTERNATIONAL EQUITY                     CAPITAL GROWTH
                                      PORTFOLIO                             PORTFOLIO
                         -----------------------------------   -----------------------------------
                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                               2001               2000               2001               2000
                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
  Net Investment Income
    (Loss)                $     128,721       $   (315,537)    $    11,729,801    $     4,947,341
  Net Realized Gain
    (Loss) on
    Investments             (29,278,531)        (4,378,760)       (387,146,852)      (313,668,446)
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments              (4,491,321)        (1,315,636)       (621,190,224)       239,676,018
                          -------------       ------------     ---------------    ---------------
Net Increase (Decrease)
  in Net Assets
  Resulting from
  Operations                (33,641,131)        (6,009,933)       (996,607,275)       (69,045,087)
                          -------------       ------------     ---------------    ---------------
CAPITAL TRANSACTIONS:
  Contributions by
    Feeder Funds            580,581,331        140,453,980       1,870,790,767      2,945,551,476
  Withdrawals by Feeder
    Funds                  (578,713,070)       (69,648,511)     (2,157,365,244)    (1,858,093,643)
                          -------------       ------------     ---------------    ---------------
Net Increase (Decrease)
  in Net Assets from
  Capital Transactions        1,868,261         70,805,469        (286,574,477)     1,087,457,833
                          -------------       ------------     ---------------    ---------------
      Total Increase
         (Decrease) in
         Net Assets         (31,772,870)        64,795,536      (1,283,181,752)     1,018,412,746
NET ASSETS:
  Beginning of Year         101,375,012         36,579,476       2,342,695,408      1,324,282,662
                          -------------       ------------     ---------------    ---------------
  End of Year             $  69,602,142       $101,375,012     $ 1,059,513,656    $ 2,342,695,408
                          =============       ============     ===============    ===============

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     ASMT                           ASMT
                                   INVESCO                          PIMCO                             ASMT
                                EQUITY INCOME                 TOTAL RETURN BOND                   MONEY MARKET
                                  PORTFOLIO                       PORTFOLIO                         PORTFOLIO
                         ----------------------------   -----------------------------   ---------------------------------
                          YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                             2001            2000           2001            2000             2001              2000
                         -------------   ------------   -------------   -------------   ---------------   ---------------
FROM OPERATIONS:
  Net Investment Income
    (Loss)               $   7,927,073   $  5,936,552   $  16,384,709   $  11,589,105   $    18,689,099   $    14,098,826
  Net Realized Gain
    (Loss) on
    Investments            (13,817,701)      (873,077)     10,041,089         525,596            38,659             3,636
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments            (49,883,609)    21,312,333      16,105,371         892,584                --                --
                         -------------   ------------   -------------   -------------   ---------------   ---------------
Net Increase (Decrease)
  in Net Assets
  Resulting from
  Operations               (55,774,237)    26,375,808      42,531,169      13,007,285        18,727,758        14,102,462
                         -------------   ------------   -------------   -------------   ---------------   ---------------
CAPITAL TRANSACTIONS:
  Contributions by
    Feeder Funds           179,532,369    165,691,539     645,379,133     187,683,149     7,016,935,038     4,216,112,199
  Withdrawals by Feeder
    Funds                 (139,866,425)   (72,400,153)   (434,506,057)   (167,886,003)   (6,839,322,971)   (4,168,806,475)
                         -------------   ------------   -------------   -------------   ---------------   ---------------
Net Increase in Net
  Assets from Capital
  Transactions              39,665,944     93,291,386     210,873,076      19,797,146       177,612,067        47,305,724
                         -------------   ------------   -------------   -------------   ---------------   ---------------
      Total Increase
         (Decrease) in
         Net Assets        (16,108,293)   119,667,194     253,404,245      32,804,431       196,339,825        61,408,186
NET ASSETS:
  Beginning of Year        331,685,727    212,018,533     208,903,919     176,099,488       252,491,976       191,083,790
                         -------------   ------------   -------------   -------------   ---------------   ---------------
  End of Year            $ 315,577,434   $331,685,727   $ 462,308,164   $ 208,903,919   $   448,831,801   $   252,491,976
                         =============   ============   =============   =============   ===============   ===============

See Notes to Financial Statements.

AMERICAN SKANDIA MASTER TRUST
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                               Ratio of Expenses to
                                                                               Average Net Assets(4)
                                                                            ---------------------------
                                                Net Assets at   Portfolio      Net      Expenses Before   Ratio of Net Investment
                                     Period     End of Period   Turnover    Operating      Fees Paid         Income (Loss) to
                                     Ended        (in 000s)       Rate      Expenses      Indirectly*      Average Net Assets(4)
                                    --------    -------------   ---------   ---------   ---------------   -----------------------
ASMT AMERICAN CENTURY
INTERNATIONAL GROWTH PORTFOLIO:     10/31/01     $   69,602        202%       1.42%          1.42%                  0.14%
----------------------------------
----------------------------------
                                    10/31/00        101,375        165%       1.34%          1.34%                 (0.45%)
                                    10/31/99         36,579         31%       1.57%          1.58%                  0.20%
                                    10/31/98         15,021         20%       2.60%          2.60%                 (0.67%)
                                    10/31/97(1)       3,497          1%       6.26%          6.26%                 (3.78%)
ASMT JANUS
CAPITAL GROWTH PORTFOLIO:           10/31/01     $1,059,514         54%       1.05%          1.05%                  0.74%
----------------------------------
----------------------------------
                                    10/31/00      2,342,695         32%       1.04%          1.04%                  0.22%
                                    10/31/99      1,324,283         47%       1.08%          1.09%                  0.12%
                                    10/31/98        154,238         77%       1.27%          1.27%                  0.17%
                                    10/31/97(1)       7,983         83%       2.79%          2.79%                  0.69%
ASMT INVESCO
EQUITY INCOME                       10/31/01     $  315,577         25%       0.84%          0.84%                  2.27%
----------------------------------
----------------------------------
                                    10/31/00        331,686         63%       0.85%          0.88%                  2.21%
                                    10/31/99        212,019         66%       0.90%          0.93%                  2.11%
                                    10/31/98         63,450         70%       1.13%          1.13%                  2.11%
                                    10/31/97(2)       6,503         46%       2.66%          2.66%                  2.39%
ASMT PIMCO
TOTAL RETURN BOND PORTFOLIO:        10/31/01     $  462,308        394%       0.75%          0.75%                  5.08%
----------------------------------
----------------------------------
                                    10/31/00        208,904        464%       0.79%          0.79%                  6.33%
                                    10/31/99        176,099        145%       0.81%          0.81%                  5.90%
                                    10/31/98         59,375        418%       1.07%          1.07%                  5.05%
                                    10/31/97(2)       5,025         93%       2.22%          2.22%                  3.51%
ASMT
MONEY MARKET PORTFOLIO:             10/31/01     $  448,832        N/A        0.57%          0.57%                  4.31%
----------------------------------
----------------------------------
                                    10/31/00        252,492        N/A        0.59%          0.59%                  5.77%
                                    10/31/99        191,084        N/A        0.63%          0.63%                  4.43%
                                    10/31/98         49,006        N/A        0.72%          0.72%                  4.69%
                                    10/31/97(3)       1,995        N/A        3.91%          3.91%                  1.00%

(1) Commenced operations on June 10, 1997.
(2) Commenced operations on June 18, 1997.
(3) Commenced operations on June 19, 1997.
(4) Annualized for periods less than one year.
 * Includes commissions received by American Skandia Marketing, Incorporated under the Trust's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.

                                                   AMERICAN SKANDIA MASTER TRUST

OCTOBER 31, 2001
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     American Skandia Master Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on March 6, 1997 as a business trust under the laws of the State of Delaware. The Trust operates as a series company and, at October 31, 2001, consisted of five diversified portfolios: ASMT American Century International Growth Portfolio ("International Growth"), ASMT Janus Capital Growth Portfolio ("Janus Capital Growth"), ASMT INVESCO Equity Income Portfolio ("Equity Income"), ASMT PIMCO Total Return Bond Portfolio ("Total Return Bond"), and ASMT Money Market Portfolio ("Money Market") (formerly, ASMT JPM Money Market Portfolio) (each a "Portfolio" and collectively the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following is a summary of significant accounting policies followed by the Trust, in conformity with accounting principles generally accepted in the United States of America, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

     Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. As of October 31, 2001, there were no securities valued in accordance with such procedures.

FOREIGN CURRENCY TRANSLATION -- Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

FOREIGN CURRENCY EXCHANGE CONTRACTS -- A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

     FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

     Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

FUTURES CONTRACTS AND OPTIONS -- A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

     An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the options' value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

     Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

REPURCHASE AGREEMENTS -- A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

     Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be

                                                   AMERICAN SKANDIA MASTER TRUST

exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

     Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

SECURITIES LOANS -- Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the fluctuations and the current day's lending activity. On the next business day this collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

     Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Institutional Money Market Trust, a portfolio of money market securities advised by BlackRock Capital Management, Inc., or directly in high quality, short-term instruments with a maturity date not to exceed 397 days. At October 31, 2001, the market value of the invested collateral and market value of securities on loan are summarized as follows:

                       INSTITUTIONAL    FLOATING RATE                                          MARKET VALUE OF
                       MONEY MARKET       NOTES AND                       TOTAL MARKET VALUE    SECURITIES ON
                           TRUST       COMMERCIAL PAPER   TIME DEPOSITS     OF COLLATERAL           LOAN
                       -------------   ----------------   -------------   ------------------   ---------------
Janus Capital Growth    $45,917,042      $19,806,298       $8,803,779        $74,527,119         $73,857,182
Equity Income            48,923,219       12,145,851        8,887,229         67,956,299          65,681,322

     As of October 31, 2001, the yield for institutional Money Market Trust was 2.90%; maturity dates for floating rate notes and commercial paper ranged from 11/01/01 to 05/21/02 with yields ranging from 2.92% to 5.70%; and the maturity date for time deposits was 11/01/01 with a yield of 2.66%.

DEFERRED ORGANIZATION EXPENSES -- The Trust bears all costs in connection with its organization. All such costs are amortized on a straight-line basis over a five-year period beginning on the date of the commencement of operations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised

Guide requires funds to amortize premium and discount on all fixed-income securities. Total Return Bond currently does not amortize premiums on fixed-income securities. Effective November 1, 2001, the Total Return Bond Portfolio will be required to adjust the cost of its fixed income securities by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect Total Return Bond's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The initial adjustment required upon adoption of premium amortization will decrease the recorded cost of Total Return Bond's investments (but not their market value) by approximately $442,959.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ADVISORY FEES -- The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. ("Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: American Century Investment Management, Inc., for International Growth; Janus Capital Corporation for Janus Capital Growth; INVESCO Funds Group, Inc. for Equity Income; Pacific Investment Management Company LLC for Total Return Bond; and Wells Fargo Capital Management, Inc. for Money Market.

     The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, 1.00%, 0.75%, 0.65%, and 0.50% of the average daily net assets of the International Growth, Janus Capital Growth, Equity Income, Total Return Bond, and Money Market Portfolios, respectively. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios.

     On September 24, 2001, Wells Fargo Capital Management, Inc. became the sub-advisor to Money Market (formerly, sub-advised by J.P. Morgan Investment management Inc.).

MANAGEMENT OF THE TRUST -- Certain officers and trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested trustees.

DISTRIBUTOR -- On August 2, 1999, the Company adopted a Supplemental Distribution Plan ("Supplemental Plan") under Rule 12b-1. The Supplemental Plan permitted ASMI to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios. The Supplemental Plan was terminated on June 27, 2001. For the period from November 1, 2000 to June 27, 2001, ASMI directed no securities transactions to any broker and, consequently, received no commissions.

4. TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios are treated as partnerships for federal income tax purposes. Accordingly, each investor in the Portfolios is allocated its share of net investment income and realized and unrealized gains and losses from investment transactions. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

                                                   AMERICAN SKANDIA MASTER TRUST

5. PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Purchases and sales of securities, other than U.S. government securities and short-term obligations, for the year ended October 31, 2001, were as follows:

                                           PURCHASES           SALES
                                         --------------    --------------
International Growth                     $  182,281,068    $  165,524,208
Janus Capital Growth                      1,046,384,520       623,008,331
Equity Income                               129,941,618        82,211,764
Total Return Bond                         1,564,318,793     1,464,764,574

     Purchases and sales of U.S. government securities, for the year ended October 31, 2001, were as follows:

                                           PURCHASES           SALES
                                         --------------    --------------
Equity Income                            $   15,000,469    $           --
Total Return Bond                           301,394,120       243,494,475

     At October 31, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows:

                                                                                      NET
                                                   GROSS            GROSS          UNREALIZED
                                AGGREGATE        UNREALIZED      UNREALIZED       APPRECIATION
                                   COST         APPRECIATION    DEPRECIATION     (DEPRECIATION)
                              --------------    ------------    -------------    --------------
International Growth          $   71,327,782    $ 1,774,063     $ (4,931,151)    $  (3,157,088)
Janus Capital Growth           1,188,287,952     47,945,382     (176,723,838)     (128,778,456)
Equity Income                    329,940,014     18,250,033      (33,299,319)      (15,049,286)
Total Return Bond                499,130,422      8,297,599       (2,395,283)        5,902,316
Money Market                     483,683,825             --               --                --

6. WRITTEN OPTIONS TRANSACTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Written options transactions, for the year ended October 31, 2001, were as follows:

                                                 TOTAL RETURN BOND
                                       --------------------------------------
                                              NUMBER OF
                                              CONTRACTS             PREMIUM
                                              ---------             -------
Balance at beginning of period                    148             $   30,471
Written                                         3,391              1,995,912
Expired                                          (869)              (323,573)
Exercised                                          --                     --
Closed                                           (272)              (128,074)
                                       --------------             -----------
Balance at end of period                        2,398             $1,574,736
                                       --------------             -----------
                                       --------------             -----------

     At October 31, 2001, Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7. LINE OF CREDIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. For the year ended October 31, 2001, there were no borrowings under the agreement by the Trust.

                                                   AMERICAN SKANDIA MASTER TRUST

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Investors and Board of Trustees
of American Skandia Master Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of the ASMT American Century International Growth Portfolio, ASMT Janus Capital Growth Portfolio, ASMT INVESCO Equity Income Portfolio, ASMT PIMCO Total Return Bond Portfolio and ASMT Money Market Portfolio (constituting American Skandia Master Trust, hereafter referred as the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 14, 2001

Board of Directors

Jan R. Carendi
David E.A. Carson
Julian A. Lerner
Thomas M. Mazzaferro
Thomas M. O'Brien
John A. Pileski
F. Don Schwartz


Investment Manager

American Skandia Investment Services, Incorporated
Shelton, CT 06484

[GRAPHIC]


Distributor

American Skandia Marketing, Incorporated
Shelton, CT 06484

Transfer Agent
American Skandia Marketing, Incorporated
Shelton, CT 06484

Sub-Transfer Agent
Boston Financial Data Services, Inc.
Quincy, MA 02171

Administrator
PFPC Inc.
Wilmington, DE 19809

Independent Accountants
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

Custodian

FOR DOMESTIC SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN DOMESTIC
SECURITIES:
PFPC Trust Company
Philadelphia,  PA 19113

CO-CUSTODIAN FOR FOREIGN SECURITIES OF FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN DOMESTIC SECURITIES AND CUSTODIAN FOR FUNDS AND PORTFOLIOS INVESTING PRIMARILY IN FOREIGN SECURITIES:
The Chase Manhattan Bank
New York, NY 11201

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia,  PA 19103

Shares of the American Skandia Advisor Funds are:


- not deposits or obligations of, or guaranteed or endorsed by, any bank institution;

-        not federally insured by the Federal Deposit Insurance Corporation
         (FDIC), the Federal Reserve Board, or any other government agency;

- subject to investment risk, including the possible loss of the principal amount invested.


The report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.

For more information, including a prospectus, contact American Skandia Marketing, Incorporated.

One Corporate Drive
P.O. Box 883
Shelton, CT 06484
Telephone: 800-752-6342 (800-SKANDIA)
Website: www.americanskandia.com


                                                        LIT CODE: (ASAPSEMI0401)



[AMERICAN SKANDIA ADVISOR FUNDS LETTER HEAD]                     {STAMP GRAPHIC]